UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03459

Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road

Horsham, PA 19044

(Address of principal executive offices) (Zip code)

Steven Viola

Penn Series Funds, Inc.

600 Dresher Road

Horsham, PA 19044

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 956-8129

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

Penn Series Funds, Inc.
Semi-Annual
As of June 30, 2021
Available through Penn Mutual Variable Products

[THIS PAGE INTENTIONALLY LEFT BLANK]

Dear Investor:
Thank you for your continued affiliation with The Penn Mutual Life Insurance Company. The confidence and trust you place in us reaffirms our commitment to helping policyholders take advantage of all of life’s possibilities. We also take pride in being a financially strong mutual insurance company that delivers on our promises, and I’m very pleased to bring you the following capital markets summary. Please remember that regardless of what the markets may bring, short-term performance changes should not distract you from your long-term financial plan, and it’s a good idea to meet with your financial professional regularly to ensure that your asset allocation remains on target.
Stocks maintained their positive momentum to begin the year as improving vaccination rates allowed for nearly a full reopening of the U.S. economy. Economic growth also benefited from ongoing measures of fiscal and monetary stimulus, including passage of the $1.9 trillion American Rescue Plan in March. Stronger household balance sheets contributed to robust gains in consumer spending and bolstered full year economic forecasts. Labor market conditions also improved this year, but the labor force participation rate remains below pre-pandemic levels. In this environment, the U.S. stock market, as measured by the Wilshire 5000 Equity Index, returned 15.45 percent during the six-month period ending June 30.
On a relative basis, small capitalization stocks provided higher returns than mid and large capitalization stocks during the six-month period. Small capitalization stocks, as measured by the Russell 2000 Index, returned 17.54 percent; mid capitalization stocks, as measured by the Russell Midcap Index, returned 16.25 percent; and large capitalization stocks, as measured by the Russell 1000 Index, returned 14.95 percent. From a style perspective, value stocks outperformed growth stocks in all market capitalizations, with the widest disparity being in the small capitalization space. For instance, small capitalization value stocks, as measured by the Russell 2000 Value Index, returned 26.69 percent while small capitalization growth stocks, as measured by the Russell 2000 Growth Index, returned 8.98 percent. Much of the outperformance within value stocks can be attributed to the strong performance of the energy, financials and industrials sectors.
International markets, similar to domestic, continued their rally throughout the first half of the year. The exception being Japanese equities as their relatively slow rollout of its coronavirus vaccination program weighed on investor sentiment. As a result, during the first six months of the year, emerging markets stocks posted a 7.45 percent return, as measured by the MSCI Emerging Markets Index, and developed international stocks returned 8.83 percent, as measured by the MSCI EAFE Index.
Investment-grade fixed income securities, underperformed high-yield bonds during the six-month period. Long-term Treasury yields spiked and the yield curve steepened during the first quarter as inflation fears gripped the bond market. Interest rates reversed course during the second quarter as long-term yields fell and the curve flattened. The 10-year Treasury note closed June at 1.47 percent, up 55 basis points during the six-month period. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Index, returned -1.60 percent and the Credit Suisse High Yield Bond Index returned 3.89 percent. The Federal Reserve (Fed) started to discuss winding down its bond purchases at the June Federal Open Market Committee meeting. Inflation measures have run well above the Fed’s two percent target this year, but Chair Jerome Powell remains unwavering in his view that the inflation increase is transitory.
Once again, we thank you for the privilege of serving your financial needs and encourage you to work closely with your financial professional to continue to explore your options throughout all life’s stages.
Sincerely,
David M. O’Malley
President and Chief Operating Officer
The Penn Mutual Life Insurance Company
President
Penn Series Funds, Inc.

Source: This material is not intended to be relied upon as a forecast, research or investment advice, and is not a recommendation, offer or solicitation to buy or sell any securities or to adopt any investment strategy. The opinions expressed are subject to change as subsequent conditions vary. All economic and performance information is historical and not indicative of future results.

Penn Series Funds, Inc. Semi-Annual Report
Management’s Discussion of Fund Performance (Unaudited)

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Limited Maturity Bond Fund
The Penn Series Limited Maturity Bond Fund returned 0.60% for the six-month period ending June 30, 2021, compared to the 0.00% for its benchmark, the Bloomberg Barclays Capital U.S. Government/Credit 1-3 Year Bond Index, for the same period.
Financial markets performed strongly during the first half of the year with significant government stimulus and improving economic conditions supporting valuations. The Federal Reserve (Fed) has maintained its easy money policies despite the better economic growth outlook but is likely to begin tapering bond purchase activity before year-end. Job openings are at record high levels as the economic reopening gains momentum; however, the labor force participation rate remains below pre-pandemic levels.
Investment-grade corporate credit spreads closed the second quarter at the tightest levels since the great financial crisis. Corporate bonds outperformed duration-matched Treasuries by more than 200 basis points year-to-date. Credit sensitive securitized spread sectors also delivered strong performance during the first half of 2021, benefiting from strong household balance sheets and higher underlying asset values.
Treasury yields moved higher during the first quarter as investors feared an overheating economy would trigger a rise in inflation. However, interest rates quickly reversed course and declined during the second quarter as worries over higher inflation eased. The 10-year Treasury note closed the six-month period up 55 basis points at 1.47%.
We are maintaining our overweight in short duration spread sectors and conservative duration or interest rate management. Interest rates are likely to resume their move higher as Fed policymakers move closer to tapering bond purchases and liftoff from its zero rate policy. Fund holdings remain diversified across corporate and structured securities with overweight positioning to floating-rate bank hybrid securities and highly rated collateralized loan obligations.
Penn Mutual Asset Management, LLC
Investment Adviser
Portfolio Composition as of 6/30/21
Percent of Total Investments[1]
Corporate Bonds	39.9%
Asset Backed Securities	34.1%
Commercial Mortgage Backed Securities	14.0%
U.S. Treasury Obligations	5.4%
Residential Mortgage Backed Securities	5.3%
Agency Obligation	1.3%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Quality Bond Fund
The Penn Series Quality Bond Fund returned -0.58% for the six-month period ending June 30, 2021, compared to -1.60% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index for the same time period.
Financial markets performance maintained its positive momentum to start the year as improving vaccination allowed for nearly a full reopening of the U.S. economy. Credit markets also benefited from abundant liquidity conditions and continued investor demand for income. Investment-grade credit spreads closed the second quarter at the tightest levels since the great financial crisis. Issuers took full advantage of the easy credit conditions to issue nearly $1 trillion in new supply during the first half of the year.
Treasury yields reversed course moving modestly lower following their first quarter rise when Treasury bonds posted their worst quarterly performance in over four decades. The Federal Reserve started to discuss tapering bond purchases at the June Federal Open Market Committee meeting. We expect the tapering process to begin before year-end.
We will continue to manage credit risk opportunistically in the current low spread environment with conservative duration or interest rate risk. Fund overweight positioning includes multi-family commercial mortgage-backed securities, floating-rate bank hybrid securities and high credit quality collateralized loan obligations.
Penn Mutual Asset Management, LLC
Investment Adviser
Portfolio Composition as of 6/30/21
Percent of Total Investments[1]
Corporate Bonds	47.5%
Commercial Mortgage Backed Securities	19.6%
Asset Backed Securities	14.7%
Residential Mortgage Backed Securities	10.6%
U.S. Treasury Obligations	5.4%
Preferred Stocks	1.1%
Municipal Bonds	1.1%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
High Yield Bond Fund
The Penn Series High Yield Bond Fund returned 3.81% for the six-month period ending June 30, 2021, compared to the 3.89% return for its benchmark, the CSFB High Yield Bond Index for the same time period.
The high-yield market was among the best returning fixed income asset classes in the period generating positive absolute and excess returns in the face of rising Treasury yields. The combination of expected strong GDP growth in 2021, a massive fiscal stimulus, and a dovish Federal Reserve contributed to an 80 basis point increase in 10-year Treasury rates and a material steepening of the yield curve in the first quarter. Treasury rates subsequently declined in the second quarter, alleviating fears for the time being that higher inflation and higher rates would derail risk markets. Credit momentum is driving upgrades across all industry sub sectors and expected default rates have plummeted. Lower quality credit and cyclical sectors like transportation and energy have led the rally, with BB credit underperforming CCC credit by about 500 basis points. New issuance set records as issuers took advantage of low absolute yields.
During the period, the Fund added risk in the health care, airline, retail and auto sectors but still maintained its up-in-quality orientation. The Fund’s energy exposure was also increased in response to higher energy prices and a much better fundamental outlook, resulting in a modest overweight position by the end of the second quarter.
Penn Mutual Asset Management, LLC
Investment Adviser
Portfolio Composition as of 6/30/21
Percent of Total Investments[1]
BB/B Rated	38.0%
BBB/BB Rated & Above	14.9%
B/CCC Rated	14.0%
BB Rated	13.5%
B Rated	9.7%
Not Rated	4.2%
CCC and Below	1.1%
Loan Agreements	2.9%
Equity Securities	1.7%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Flexibly Managed Fund
The Penn Series Flexibly Managed Fund returned 9.87% for the six-month period ending June 30, 2021, compared to the 15.25% return of its benchmark, the S&P 500 Index for the same time period.
The portfolio’s equity holdings turned in a positive return during the period but lagged the S&P 500 Index. The portfolio’s fixed income securities posted a positive return, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index.
U.S. equities produced strong gains in the first half of 2021, buoyed by favorable economic data, strong corporate earnings reports, and the broadening distribution of coronavirus vaccines, which enabled state and local governments to roll back some of their pandemic restrictions on business operations and gatherings. While inflation arose as an area of concern at times during the period, the market is seeming to accept that rising price pressures are due to “transitory” factors. The S&P 500 posted a robust return during the period with broadly positive sector returns. The energy, financials, and real estate sectors were the best-performing sectors during the six-month period. Conversely, utilities and consumer staples were the main laggards, representing the only two sectors not to post double-digit gains.
Our overall equity weight edged higher during the period. We bought shares in the health care and consumer discretionary sectors. We sold shares in the financials and communication services sectors. Our overall fixed income weight moved slightly lower during the period. We decreased our allocation to bank loans.
Within equities, the information technology sector drove relative underperformance due to weak security selection. As with other names in the payments space, shares of Global Payments lagged during the period over concerns of disappointing revenue in international markets hampered by economic restrictions related to the pandemic. The utilities sector detracted due to an overweight position, although stock selection moderated the impact. A lack of exposure to the energy sector further hindered relative results.
Conversely, the communication services sector was the largest contributor to relative results, driven by strong stock selection. Shares of Alphabet surged on strong performance from the company’s advertising business, owing to higher marketing expenditure from retail and other businesses. Additionally, Alphabet recently announced a sizable stock buyback program. The health care sector also aided relative results due to security selection. Diversified medical equipment and supplies conglomerate Danaher benefited from strong revenue growth from its life sciences and diagnostics businesses, as well as from news in June it was acquiring Aldevron—a manufacturer of high-quality plasmid DNA, mRNA, and proteins needed for a wide range of biotechnology and pharmaceutical applications.
The confluence of fiscal stimulus, a largely successful domestic vaccination program, and the loosening of economic restrictions have released a torrent of economic activity in recent months. Equity markets were spurred to new highs as unleashed pent-up demand and liquidity translated to robust corporate earnings and revenue growth, and intermittent concerns over inflation have done little to constrain the market’s rise. However, we believe that markets have priced in expectations for this unusual pace of spending and growth to continue. In our view, the more likely outcome is that the absence of further stimulus will lead to a regression in spending as household incomes normalize. With equity valuations already full across most market segments, a disappointment on lofty expectations could lead to a correction. We believe risks in the current market are modestly tilted to the downside and have positioned the portfolio accordingly. We remain focused on identifying high-quality businesses with strong fundamentals that we believe can deliver solid earnings and the potential for growth over the long term.
Penn Mutual Asset Management, LLC
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 6/30/21
Percent of Total Investments[1]
Consumer, Non-cyclical	21.7%
Financial	18.1%
Communications	14.8%
Technology	14.8%
Industrial	10.3%
Utilities	10.1%
Consumer, Cyclical	9.9%
Asset Backed Securities	0.3%
Basic Materials	0.0% [2]
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.
2	Less than 0.05%.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Balanced Fund
The Penn Series Balanced Fund returned 8.54% for the six-month period ending June 30, 2021, compared to its benchmarks, the S&P 500 Index’s return of 15.25% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of -1.60% for the same time period.
The Balanced Fund is comprised of a target allocation of 60% to an equity fund and 40% to a fixed income fund. The equity allocation of the Fund is comprised of the Penn Series Index 500 Fund, which seeks a total return that corresponds to that of the S&P 500 Index. The fixed income allocation of the Fund consists of an allocation to the Penn Series Quality Bond Fund.
At the broad asset class level, the Balanced Fund’s equity allocation performed inline with its broad equity benchmark, the S&P 500 Index, for the six-month period. The Fund’s fixed income allocation outperformed the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the same period, driven by the Fund’s positioning for higher interest rates and tighter credit spreads.
Penn Mutual Asset Management, LLC
Investment Adviser
Asset Allocation Target as of 6/30/21
Index 500	60.0%
Intermediate Bonds	40.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Growth Stock Fund
The Penn Series Large Growth Stock Fund returned 12.50% for the six-month period ending June 30, 2021, compared to the 12.99% return for its benchmark, the Russell 1000 Growth Index for the same time period.
Relative underperformance was driven by weak security selection, while sector allocation had a positive impact. The leading detractors were information technology, consumer discretionary, and industrials and business services; while communication services and consumer staples contributed.
Stocks recorded solid gains in the first quarter, with mid- and small-caps outperforming large-caps, while value stocks outpaced growth shares. The passage of the $1.9 trillion American Rescue Plan Act fueled growth hopes but also worries about potential inflation, driving a sharp rise in bond yields that periodically weighed on sentiment. Many states began to reopen in some capacity as the third wave of the coronavirus abated amid an accelerated coronavirus vaccine rollout.
In the second quarter, stocks again recorded strong gains, but large-caps and growth shares reasserted their market leadership. Fiscal stimulus and ongoing vaccinations propelled a robust economic recovery. First-quarter gross domestic product expanded at an annualized rate of 6.4%, and many economists were predicting the fastest full-year growth since 1984. However, inflation pressures grew over the period, and core (excluding food and energy) consumer prices jumped the most they have in nearly four decades.
The information technology sector was the largest detractor from relative returns, driven by stock choices. An underweight position in NVIDIA hurt relative results within the sector as shares of the company traded higher during the quarter, driven by a spike in demand for graphic-processing units used to mine cryptocurrency.
Unfavorable stock selection in the consumer discretionary sector, along with an overweight allocation, also hindered relative results. Shares of Ferrari underperformed as the Italian supercar manufacturer had to push its long-standing profitability targets out one year later than expected due to investment delays that resulted from coronavirus-related delays. A lack of progress in the ongoing search for a CEO and no plans to make a foray into electric vehicles also weighed on investor sentiment.
The industrials and business services sector further detracted from relative performance owing to unfavorable security selection. Within the sector, Southwest Airlines weighed on relative performance.
On the contrary, the communication services sector was the leading contributor, due to an overweight allocation. We maintain an overweight to communication services, as we continue to find attractive opportunities in companies with innovative business models that can take advantage of transformational change.
A lack of exposure to the consumer staples sector also bolstered relative returns.
The global economic recovery was faster and stronger in the first half of 2021 than markets seemed to expect at the start of the year. However, there are potential risks to growth that we will be monitoring in the months ahead, including challenges in further containing the coronavirus pandemic. While vaccine campaigns have gathered speed in some developed countries, progress remains slower elsewhere, with new variants posing a potential threat. In the realm of fiscal policy, any increase in U.S. corporate tax rate is likely to be moderate and neutral for U.S. equity markets. Meanwhile, price/earnings multiples in some sectors and stocks imply demanding earnings expectations. Even relatively strong second-half results might fail to meet those expectations, generating market volatility.
Penn Mutual Asset Management, LLC
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser
Portfolio Composition as of 6/30/21
Percent of Total Investments[1]
Communications	36.4%
Technology	29.6%
Consumer, Non-cyclical	14.2%
Consumer, Cyclical	9.9%
Financial	6.1%
Industrial	3.5%
Basic Materials	0.3%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Cap Growth Fund
The Penn Series Large Cap Growth Fund returned 12.34% for the six-month period ending June 30, 2021, compared to the 12.99% return for its benchmark, the Russell 1000 Growth Index for the same time period.
The global economy continued to recover from the most unusual recession in memory while financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the pandemic. In developed markets, vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, although concerns remained that too few people will be inoculated for herd immunity to be achieved. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.
Around the world, developed central banks maintained many of the programs put in place during the initial wave of the pandemic to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw material prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. Though most major central banks view the inflation uptick as transitory, global government bond yields rose materially in recent months and market leadership shifted from a handful of mega-cap technology companies to a broader array of small-cap and value stocks. At the same time, signs of excess investor enthusiasm were seen in pockets of the market, such as the "meme stocks" popular with users of online message boards and equities issued by special purpose acquisition companies (SPACs).
Stock selection in the information technology sector detracted from performance relative to the Russell 1000 Growth Index during the reporting period. Here, not owning strong-performing computer graphics processor maker NVIDIA and semiconductor chips and electronics engineering solutions provider Applied Materials dampened relative results. Overweight holdings of financial technology services provider Fiserv and custom IT consulting and technology services provider Cognizant Technology Solutions also held back relative returns.
Elsewhere, not owning social networking service provider Facebook hurt relative performance. The fund's overweight positions in global consumer products company Colgate-Palmolive Company, video game maker Electronic Arts and household, personal care, and specialty products manufacturer Church & Dwight weighed on relative results. Furthermore, holdings of online and mobile commerce company Alibaba Group Holding and medical technology company Becton Dickinson negatively impacted relative returns.
Security selection in the financials sector was a primary contributor to relative performance led by the Fund's holding of financial services provider Charles Schwab and of the timing of the fund's ownership in shares of global alternative asset manager Blackstone Group.
Elsewhere, an underweight holding of computer and personal electronics maker Apple aided relative performance. The Fund's overweight holdings of technology company Alphabet and health care firm PRA Health Sciences also aided relative returns. Avoiding poor-performing internet retailer Amazon.com, electric vehicle manufacturer Tesla, internet TV shows and movie subscription services provider Netflix and wireless communications software company Qualcomm further supported relative performance. The Fund's holding of luxury goods company LVMH also bolstered relative results.
Penn Mutual Asset Management, LLC
Investment Adviser
MFS Investments
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 6/30/21
Percent of Total Investments[1]
Technology	28.8%
Consumer, Non-cyclical	25.0%
Financial	13.2%
Communications	12.7%
Consumer, Cyclical	9.8%
Industrial	8.5%
Basic Materials	1.4%
Utilities	0.6%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Core Growth Fund
The Penn Series Large Core Growth Fund returned 8.65% for the six-month period ending June 30, 2021, compared to the 12.99% return for its benchmark, the Russell 1000 Growth Index for the same time period.
Economic reopening was the main narrative of the first half of 2021. Activity restrictions were lifted as vaccinations gathered pace and COVID-19 spread was contained, while the federal government enacted additional pandemic stimulus. With economic growth strengthening, markets grew more anxious about rising inflation and the risk of the Federal Reserve (Fed) tightening monetary policy too soon. However, reassurances from the Fed tempered inflation concerns by the end of the period, driving stock prices higher.
Within the Russell 1000 Growth Index, all sectors posted positive returns for the period. Energy, communication services and real estate were the top performing sectors, while consumer staples, materials and consumer discretionary were the weakest performers.
Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process.
The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund underperformed the Index in this reporting period largely due to unfavorable stock selection, which outweighed the positive impact of sector allocations.
The communication services, information technology and consumer discretionary sectors were the largest detractors from relative performance, primarily due to stock selection. However, the sector overweight position in communication services and sector underweight positions in Information technology and consumer discretionary were mildly beneficial. Health care, industrials and a zero weight allocation to real estate detracted to a lesser degree.
Partly offsetting the relative weakness in these positions were an underweight to consumer staples and an overweight to materials, which contributed positively to relative performance. Stock selection and small average overweight in energy was modestly additive.
Financials and a zero weight allocation to utilities had a negligible impact on relative performance.
As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.
Penn Mutual Asset Management, LLC
Investment Adviser
Morgan Stanley Investment Management
Investment Sub-Adviser
Portfolio Composition as of 6/30/21
Percent of Total Investments[1]
Communications	40.2%
Technology	35.3%
Consumer, Non-cyclical	18.6%
Consumer, Cyclical	3.4%
Industrial	2.2%
Basic Materials	0.3%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Cap Value Fund
The Penn Series Large Cap Value Fund returned 19.83% for the six-month period ending June 30, 2021, compared to the 17.05% return for its benchmark, the Russell 1000 Value Index for the same time period.
U.S. equities rose for the six-month period ended June 30, 2021, as accelerating vaccination rates and the continued reopening of economies drove rapid increases in output and strong company earnings growth. Markets became more volatile as inflationary fears precipitated a rise in longer-term interest rates, which pressured the valuations of many market-leading growth stocks and boosted a rotation into value-oriented shares. Global monetary policy remained very dovish, with central banks emphasizing the transitory nature of higher current inflation and their commitment to avoid withdrawing support prematurely. Somewhat more hawkish comments from the U.S. Federal Reserve sparked a brief market reversal, but inflationary fears calmed significantly as economic data continued to reflect higher prices, yet suggested a moderating pace of recovery. Small-cap stocks outperformed large-cap stocks on a relative basis, and intervals of market rotation led value-style stocks to substantially outperform their growth-style peers.
For the six-month period, the Portfolio increased in absolute terms and outperformed its benchmark, the Russell 1000 Value Index. Stock selection within industrials and consumer discretionary contributed, as did an underweight in utilities. In contrast, stock selection within technology and underweights to the energy and financials sectors detracted.
Wells Fargo contributed to relative performance after passing the Federal Reserve’s Comprehensive Capital Analysis and Review tests, allowing for more meaningful capital return and bolstering confidence in the company’s turnaround under new leadership. Shares of Discovery traded higher throughout 1Q21 as investors remained enthusiastic about its new over-the-top streaming offering, Discovery+, as well as its ability to grow and monetize the platform in the near future. LKQ reported earnings at the end of April, beating expectations on all sales and profitability metrics. The company continues to see revenue acceleration from economic reopening, but its cost-management efforts in 2020 have helped to deliver improved profitability as well.
Leidos, an engineering and technology services provider for defense, civil and health markets, reported slower-
than-expected sales growth during 1Q21; however, profit margins did improve over the period and the company experienced strong booking growth for 2020. While investors are worried about competition from large-cap technology companies entering the government space, we believe that this is largely unfounded given the regulatory scrutiny of large-cap technology companies. Cognizant detracted from relative returns after strong 2Q21 reports but providing weaker-than-expected guidance. Investors remain concerned about higher expenses and the business impact from COVID-19. Telecommunications conglomerate Verizon was a relative detractor as investor sentiment shifted toward risk-on early in the period. Verizon’s purchase of wireless spectrum licenses was also reportedly more expensive than investors had anticipated, leading to questions about whether the company overpaid.
Value experienced historic underperformance versus growth in 2020, as COVID-19 pressured many nontechnology business models and investors rewarded many work-from-home growth beneficiaries, particularly with the backdrop of low rates. The Portfolio’s strong underlying fundamental integrity and attractive valuations versus the market position it favorably as GDP recovers strongly in 2021 with possible reflationary headwinds emerging. We seek to own attractively valued companies that are good businesses exhibiting signs of improving success. The Portfolio’s holdings have attractive fundamentals that are consistent with our philosophy—high free-cash-flow yields, low earnings variability and low leverage.
Penn Mutual Asset Management, LLC
Investment Adviser
AllianceBernstein
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 6/30/21
Percent of Total Investments[1]
Financial	21.7%
Consumer, Non-cyclical	20.4%
Industrial	18.2%
Consumer, Cyclical	16.9%
Communications	12.4%
Technology	5.6%
Energy	3.1%
Basic Materials	1.7%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Core Value Fund
The Penn Series Large Core Value Fund returned 15.92% for the six-month period ending June 30, 2021, compared to the 17.05% return for its benchmark, the Russell 1000 Value Index for the same time period.
The strong stock market performance that followed the sharp market declines in March 2020 continued into the first half of 2021. On the COVID front, the newly appointed Biden administration met its goal of 100 million vaccine doses in its first 100 days by day 58 and promptly raised its goal to 200 million doses. In mid-February, Fed Chairman Jerome Powell pledged to keep interest rates low for the foreseeable future and continue bond purchases to support the recovery. In March, President Biden signed the $1.9 trillion American Rescue Plan, providing additional stimulus payments to many individuals and small businesses.
The reopening of the U.S. economy continued to pick up steam in the second quarter of 2021, powering major U.S. stock indexes to their fifth consecutive quarter of gains, the most since 2017. Investors profited from the “re-opening trade” as pent-up demand helped profits rebound at companies that struggled earlier in the pandemic.
On the negative side, the most significant clouds on the horizon during the quarter were inflation and the new delta variant strain of COVID-19. In April, a key inflation measure watched by the U.S. Federal Reserve (Fed) rose to a greater-than-expected 3.1% compared to the year before. In early June, the Labor Department reported that consumer prices had risen 5% in May, the largest annual inflation rate in nearly 13 years. These inflation numbers led some economists to warn that inflation posed an imminent and ongoing threat to the global economic recovery. A majority of economists, however, along with Secretary of the Treasury Janet Yellen and Fed Chairman Jerome Powell, went on record with the viewpoint that price increases were pandemic-related and likely to be somewhat transitory.
Investors seemed to agree, as the S&P 500 rose to a new all-time high on the same day the May inflation number was released. Nonetheless, the Fed seemed to add to investor uncertainty later in June, as it projected it could raise its benchmark federal funds rate in late 2023, a year earlier than many investors had expected.
For the full six-month period, the S&P 500 posted a 15.25% return, which outpaced the respective MSCI
World Index and MSCI EM Index returns of 13.05% and 7.45%. In a reversal of recent trends, the Russell 1000 Value Index outperformed the Russell 1000 Growth Index, 17.05% vs. 12.99%.
The Fund’s underperformance versus the Index was driven by a combination of unfavorable stock selection and sector allocation results. All 11 broad economic sectors posted positive returns during the period, with the best performance coming from the energy, financials, and real estate sectors.
The Fund generated positive stock selection results in six of the 11 broad economic sectors. Selection results were greatest within industrials, financials, and real estate. Additionally, an overweight exposure to financials contributed. The Fund’s top relative contributor during the period was in energy company EOG Resources. In financials, the Fund’s overweight positions in Goldman Sachs and Raymond James Financial aided relative performance. Within industrials, a position in strong-performing Johnson Controls helped relative results.
Unfavorable stock selection results within information technology, health care, and utilities, as well as overweight allocations to health care and utilities, detracted from relative performance. The Fund’s largest relative detractor for the period was a position in utilities firm Edison International. Within information technology, holdings in Cognizant Technology Solutions and Euronet Worldwide hurt relative results. Elsewhere, not owning Exxon Mobil, a large constituent of the Index that outpaced the broader market by a wide margin during the period, detracted.
Penn Mutual Asset Management, LLC
Investment Adviser
Eaton Vance Management
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 6/30/21
Percent of Total Investments[1]
Consumer, Non-cyclical	26.8%
Financial	26.1%
Industrial	12.4%
Communications	11.1%
Consumer, Cyclical	6.7%
Utilities	5.4%
Energy	5.4%
Technology	5.1%
Basic Materials	1.0%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Index 500 Fund
The Penn Series Index 500 Fund returned 15.07% for the six-month period ending June 30, 2021, compared to the 15.25% return for its benchmark, the S&P 500 Index for the same time period.
The investment objective of the Penn Series Index 500 Fund is to seek a total return (capital appreciation and income) which correspond to that of the S&P 500 Index.
The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. As-of flows contributed to the difference between the Fund’s performance and that of the Index.
The Fund gained 6.10% in the first quarter of 2021 with data showing economic recovery gathering pace on the back of widespread vaccination, renewed fiscal stimulus and continued monetary policy support. Although manufacturing continued to expand strongly across regions, services growth improved in the U.S. and UK but lagged in the rest of Europe. Emergence of new variants of coronavirus and a pick-up in inflation caused by cost pressures across supply chains remained key risks to growth momentum. On the fiscal front, U.S. Congress passed a third major stimulus package in the form of a $1.9 trillion American Rescue Plan backed by U.S. President Joe Biden. On the monetary policy front, despite markets pricing in higher growth and inflation being at the long end of the curve, the U.S. Federal Reserve (Fed) reiterated its accommodative monetary policy stance and did not expect to raise interest rates in the near future.
As global growth recovery broadened in the second quarter of 2021 aided by accelerated vaccine rollout in the U.S. and Europe and the momentum shifting away from China, the Fund gained an additional 8.46%. Incoming data in the second half of the quarter pointed to continued robust global recovery cycle despite persistent headwinds, including supply chain disruptions, new variants of coronavirus and potential central bank tightening on inflationary concerns. On the monetary policy front, although the U.S. Federal Reserve reiterated that the rise in inflation is transitory, its tone was more hawkish. The Fed acknowledged discussions around tapering and indicated the possibility of at least two hikes by end-2023 through its “dot plot” projections.
The Fund used S&P 500 Index futures contracts in order to gain exposure to the index during the reporting period. The Fund’s use of index futures helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were Alphabet Inc. and Microsoft Corporation. The top negative contributors to the Fund’s performance during the reporting period were Qualcomm Inc., Vertex Pharmaceuticals Inc. and Tesla Inc.
Penn Mutual Asset Management, LLC
Investment Adviser
State Street Global Advisors
Investment Sub-Adviser
Portfolio Composition as of 6/30/21
Percent of Total Investments[1]
Technology	23.2%
Consumer, Non-cyclical	20.0%
Communications	16.4%
Financial	15.2%
Consumer, Cyclical	9.5%
Industrial	8.2%
Energy	2.9%
Utilities	2.5%
Basic Materials	2.1%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Mid Cap Growth Fund
The Penn Series Mid Cap Growth Fund returned 11.30% for the six-month period ending June 30, 2021, compared to the 10.44% return for its benchmark, the Russell Midcap Growth Index for the same time period.
For the period, the Fund had strong returns, outperforming its benchmark. All sectors in the benchmark and the Fund posted positive absolute returns for the period except for materials. Sector overweight and underweight allocations were overall detractors to the Fund’s relative outperformance over the benchmark, while stock selection more than made up for the allocation drag.
The strongest sector contributor to relative outperformance where we had exposure was information technology, followed by consumer staples, industrials, communication services, healthcare, consumer discretionary, financials, and materials. Utilities sector performance was flat because of our lack of exposure to the sector.
During the period, the only detractor to performance where we had exposure came from options positions, which were utilized in lieu of raising cash in an uncertain shift in market leadership. As the cyclical rally took shape, it was not at the expense of the growth side, as both experienced positive absolute returns. Our lack of exposure to real estate and energy was a drag to overall relative performance, as both sectors were the top absolute return sectors in the Index year to date. Cash, while at the lower range of our historical norms, was also a slight drag on performance.
Outlooks are a point-in-time assessment, a look at the future today, and as has been made abundantly clear over the past year, outlooks exist to be challenged, rethought and rewritten. We believe the outlook that matters most is the one that figures out when the broad corporate profit cycle is determinedly inflecting into or out of a recession and what companies are best positioned over the long term, given the assessment of the profit cycle.
As we make our point-in-time observation at the end of the second quarter in 2021, April and May saw the continued broadening out of returns in the stock market from strong, quality growers to the more cyclically charged business models that are heavily reliant on the economic cycle for earnings productivity. June reverted back to a growthier, more large cap dominated performance environment.
The market shifted direction in second quarter as it digested the threat to economic growth of a new COVID-19 strain, while assessing the Federal Reserve’s (Fed) position around transitory inflation, all of which translated into more questionable growth for 2022. The 10-year U.S. Treasury yield responded with a decline of 0.29% in the second quarter. With the pause in the cyclical rally, lower quality, faster sales growth companies were the short-term beneficiaries. The growth versus value debate is rational, as the market processes the balance between pandemic concerns and economic optimism. As growth managers, we continue to find opportunities in business and consumer technology, innovation in life sciences, the green energy revolution, and many other areas that we believe will continue to grow, regardless of the economic cycle. Consistent with our process, we are being very mindful of valuations, as the current environment includes pockets of excessive stock prices. Stock picking is always key to our process and performance but will be paramount in this environment as we seek to manage valuation risk in the portfolio, while investing in durable growers, both secularly and cyclically.
Penn Mutual Asset Management, LLC
Investment Adviser
Delaware Investments Fund Advisers
Investment Sub-Adviser
Portfolio Composition as of 6/30/21
Percent of Total Investments[1]
Consumer, Non-cyclical	27.7%
Technology	26.6%
Industrial	17.4%
Consumer, Cyclical	16.5%
Communications	6.8%
Financial	3.7%
Basic Materials	1.3%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Mid Cap Value Fund
The Penn Series Mid Cap Value Fund returned 12.89% six-month period ending June 30, 2021, compared to the 19.45% return for its benchmark, the Russell Midcap Value Index for the same time period.
Stocks delivered positive returns, as healthy economic and earnings growth and optimism around COVID-19 vaccines lifted investor sentiment. The improved economic outlook favored cyclical and value-oriented stocks through much of the period, while more speculative, short-interest covering behavior dominated the market toward period end. Inflation concerns put upward pressure on interest rates, but yields retreated later in the period as commodity prices moderated and the Federal Reserve signaled it may taper some of its policy support.
The Portfolio underperformed its benchmark for the six-month period. Stock selection in information technology, financials and industrials weighed on relative performance. An underweight as well as stock selection in utilities and consumer staples, and stock selection in health care, benefited relative returns.
High-beta stocks and non-earners drove the market’s rally early in the period, but underperformed in March as investors paid renewed attention to valuation and profitability. Progress on vaccine distribution and hopes for a broad-based economic recovery favored more cyclical and commodities-driven companies. While this period worked to our strengths as value investors, it reversed in May when extreme euphoria and speculative investing again drove market returns. Lower long-term interest rates and another round of federal cash payments fueled speculative, short interest covering investing, with many market participants acting as though valuations and profits didn’t matter. This rotation led to many of the same excesses that we saw in January, with high-beta stocks outperforming low-beta, and money-losing companies outperforming money earners.
Unfortunately, the high-quality value stocks we own found less favor with investors in this environment, which hurt our relative performance. Defense contractor BWX Technologies was the Portfolio’s largest individual detractor, as the company faced concerns over potential cuts to the Department of Defense budget. In our view, these concerns were overdone, as the Biden administration’s initial budget request included higher defense spending on a year-over-year basis. Security software provider Check Point also detracted on a relative basis after its shares dropped in May.
Global life sciences company LabCorp was the Portfolio’s largest individual contributor to relative performance over the six-month period, due to its continued strength in COVID-19 testing, non-COVID laboratory work and activist involvement in the stock. Another top contributor was denim and apparel giant Levi Strauss & Co., as the company has benefited from the renewed popularity of denim as well as its marketing partnership with Target.
The Portfolio was underweight in the consumer discretionary, energy, utilities, communication services and consumer staples sectors. It was overweight in industrials, information technology and materials. It held a roughly equal weight in financials, real estate and health care.
Penn Mutual Asset Management, LLC
Investment Adviser
Janus Capital Management, LLC
Investment Sub-Adviser
Portfolio Composition as of 6/30/21
Percent of Total Investments[1]
Financial	26.8%
Industrial	20.3%
Consumer, Cyclical	15.0%
Technology	10.5%
Consumer, Non-cyclical	9.7%
Basic Materials	5.2%
Utilities	4.9%
Communications	4.9%
Energy	2.7%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Mid Core Value Fund
The Penn Series Mid Core Value Fund returned 15.67% for the six-month period ending June 30, 2021, compared to the 19.45% return for its benchmark, the Russell Midcap Value Index for the same time period.
Broad U.S. equity markets rose despite periods of volatility. While investors faced concerns about inflation and the potential for higher interest rates, expanding vaccine availability and continued reopening helped drive economic activity. Investors were also encouraged by positive earnings news and hopes for a bipartisan $1 trillion infrastructure spending plan. Within the financials sector, holdings in the insurance industry negatively impacted relative returns. Lack of exposure to several of the benchmark’s banking and consumer finance names also detracted. Several positions in consumer staples weighed on performance, particularly in the food products and food and staples retailing industries. As COVID-19 vaccine rollouts progressed, the market rotated away from many of these more defensive names. Some of our top contributors to performance were industrials holdings, including nVent Electric. This provider of electrical products delivered strong quarterly results, executing well on pricing and productivity.
Many utilities, including Edison International, underperformed the broad market due to lack of exposure to the reopening trade and the potential for higher interest rates. In addition, Edison was pressured by a pending rate case and unresolved liabilities related to fires started by electrical equipment in California. COVID-19 variants and a spike in cases from November through February led to a decline in elective procedures, pressuring the stock of medical device maker Zimmer Biomet Holdings. This also pushed the timeline out for the return to normal levels for these procedures. Chubb, an insurance company, underperformed after its failed attempt to acquire Hartford Financial Services Group. However, our analysis showed the value of the business remained unchanged, resulting in a relatively more attractive risk/reward profile.
ConocoPhillips, an exploration and production company, benefited from higher oil and gas prices, which boosted its free cash flow generation potential. Additionally, the management team committed to maximizing free cash flow in a higher commodity price environment by not increasing capital expenditures. Applied Materials, a semiconductor equipment company, continued to execute on its product road map, evidenced by its share gain in the technology market and growth in the inspection market. Like many of its energy peers, the exploration and production company Cimarex Energy benefited from higher oil and gas prices.
The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged. Through our bottom-up process, we are finding quality companies with attractive risk/reward profiles, particularly in the health care providers and services and health care equipment and supplies industries. Within the consumer staples sector, we have identified companies that fit our investment process well due to their attractive valuations and stable business models. In addition, we believe our higher-quality holdings will continue to show solid business and earnings progress. Our portfolio remains overweight in the financials sector where we have identified higher-quality companies selling at attractive valuations. We continue to hold a limited number of real estate stocks due to valuations that we believe are extended. While we are underweight the information technology sector, we have found select stocks that meet our investment criteria.
Penn Mutual Asset Management, LLC
Investment Adviser
American Century Investment Management
Investment Sub-Adviser
Portfolio Composition as of 6/30/21
Percent of Total Investments[1]
Financial	24.8%
Consumer, Non-cyclical	23.1%
Industrial	16.2%
Consumer, Cyclical	12.9%
Utilities	7.8%
Technology	5.2%
Energy	4.6%
Communications	3.1%
Basic Materials	2.3%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
SMID Cap Growth Fund
The Penn Series SMID Cap Growth Fund returned 8.06% for the six-month period ending June 30, 2021, compared to the 8.67% return for its benchmark, the Russell 2500 Growth Index for the same time period.
During the reporting period, the Fund generated positive absolute return but lagged the Russell 2500 Growth Index. Stock selection in information technology and consumer staples detracted from performance, whereas holdings in the consumer discretionary sector and an overweight in industrials contributed to returns.
In the first quarter, tax compliance software solutions provider, Vertex, Inc., detracted from returns. Despite better-than-expected revenue and cash flow announcements, the stock traded lower on underwhelming guidance for the first quarter of 2021. We have since exited the position, as we felt there was little the company could do that would be positively received by the market. On the upside, power generation equipment company, Generac Holdings, Inc. was a top contributor to returns. The stock rallied with the announcement of earnings beats for the fourth quarter of 2020 and raised guidance for the year ahead. We believe year-over-year sales growth expectations of 25-30% are justified given the strong backlog and potential growth in the solar storage market. In addition, we believe demand will be supported by the need for more back up power as renewables make the grid less reliable.
During the second quarter, precision oncology company, Guardant Health, Inc. was a top detractor from performance. The stock price depreciated following the announcement of first quarter earnings per share which fell short of consensus expectations and the appointment of Craig Eagle as Chief Medical Officer. We remain confident in this company’s ability to drive commercial adoption, improve patient clinical outcomes and lower healthcare costs across all stages of cancer treatment. We believe that the business will shift the market to a blood-first paradigm for genotyping. Conversely, genetic medicines company, Beam Therapeutics, Inc. was a top contributor to results. The stock performed well as promising findings from the first human clinical trial using CRISPR, a gene editing technology Beam Therapeutics is heavily invested in, were released. In addition, the company announced a $75 million deal with Apellis Pharmaceuticals to create new gene-editing treatments for complement-driven diseases. We remain optimistic that Beam Therapeutics will continue to benefit from the growing commercialization and advancing innovation that is occurring in the genetic medicine and gene editing industries.
We remain optimistic in the pace and scope of economic recovery alongside the rollout of the COVID-19 vaccine and continued expansionary monetary and fiscal policy. Against this significantly improved economic backdrop, we expect the equity market rally to continue, but with broader sector participation and potential choppiness in the near-term given continued uncertainty in the market. Additionally, we are closely monitoring continued supply chain disruptions, rising interest rates, and pockets of inflation as potential sources of volatility. As always, we believe that it is crucial to stay true to our quality-first investment approach and seek to invest in businesses with healthy balance sheets, relatively stable free cash flow generation, and differentiated business models aligned to secular advantages. We continue to test our models and re-evaluate our assumptions with increasing information, and stay focused on the long-term investment horizon.
Penn Mutual Asset Management, LLC
Investment Adviser
Goldman Sachs Asset Management
Investment Sub-Adviser
Portfolio Composition as of 6/30/21
Percent of Total Investments[1]
Consumer, Non-cyclical	30.9%
Technology	24.6%
Consumer, Cyclical	17.6%
Industrial	17.0%
Communications	4.4%
Basic Materials	2.9%
Financial	2.2%
Energy	0.4%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
SMID Cap Value Fund
The Penn Series SMID Cap Value Fund returned 26.79% for the six-month period ending June 30, 2021, compared to the 22.68% return for its benchmark, the Russell 2500 Value Index for the same time period.
U.S. equities rose for the six-month period ended June 30, 2021, as accelerating vaccination rates and the continued reopening of economies drove rapid increases in output and strong company earnings growth. Markets became more volatile as inflationary fears precipitated a rise in longer-term interest rates, which pressured the valuations of many market-leading growth stocks and boosted a rotation into value-oriented shares. Global monetary policy remained very dovish, with central banks emphasizing the transitory nature of higher current inflation and their commitment to avoid withdrawing support prematurely. Somewhat more hawkish comments from the U.S. Federal Reserve sparked a brief market reversal, but inflationary fears calmed significantly as economic data continued to reflect higher prices, yet suggested a moderating pace of recovery. Small-cap stocks outperformed large-cap stocks on a relative basis, and intervals of market rotation led value-style stocks to substantially outperform their growth-style peers.
For the six-month period ending June 30, 2021, the Portfolio rose in absolute terms and outperformed its benchmark, the Russell 2500 Value Index. Stock selection in consumer discretionary contributed, while selection in energy detracted. An underweight to healthcare contributed, while an underweight to energy detracted.
Criteo, an internet marketing company, contributed as 4Q20 earnings beat consensus with strong same-client sales growth and a robust increase in total clients served. Welbilt, a commercial foodservice equipment manufacturer, contributed during the period as it received two offers, first an all-stock takeout offer from Middleby, a close U.S. competitor, in April followed by a higher competing all-cash offer from Ali Group of Italy, in May.
The Portfolio does not hold any shares in AMC Entertainment. This lack of exposure was a significant detractor as shares of it, and those of several other highly volatile lower-quality names, rose sharply in first half of 2021, benefiting from abnormal retail trading activity. Texas Capital Bancshares detracted as the company reported 1Q21 results, including revenue below expectations, a result of continued muted loan growth.
Value stocks saw solid gains in 2Q21, but their performance relative to growth was more mixed than earlier in the value recovery. Investors have begun to ask whether the value recovery ran its course. We firmly believe the answer is no, but the drivers of the value recovery will change. The key to the value stock recovery in our view has been earnings. Prior to September 2020, value stocks had underperformed as investors feared the impact a recession would have on their earnings. These fears were grossly overstated though and value stock profits held up in the recession and grew in the subsequent recovery, exceeding investor expectations. Up until now, lower-quality value stocks have been more significant beneficiaries of this change in sentiment. Their profits recovered sharply in the second half of 2020 and their shares have been bid up sharply. Higher-quality value stocks, in contrast, benefited less. Their profits held up better in the recession and while they have seen robust growth in the recovery, it comes from a higher base. We think this will change. The flaws that affect lower-quality companies persist and it’s unlikely that they will be able to sustain their recent profit growth. In contrast, higher-quality companies have not seen the same multiple expansion relative to their longer-term earnings potential and they can continue to grow profits in a more sustained way as the recovery progresses. The good news for investors looking for these attractively valued higher-quality companies is that there are many candidates from which to choose. We believe this cohort is best positioned to drive returns going forward.
Penn Mutual Asset Management, LLC
Investment Adviser
AllianceBernstein
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 6/30/21
Percent of Total Investments[1]
Financial	30.1%
Consumer, Cyclical	23.0%
Industrial	18.7%
Consumer, Non-cyclical	9.6%
Basic Materials	5.8%
Technology	5.3%
Energy	3.6%
Utilities	2.1%
Communications	1.8%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Small Cap Growth Fund
The Penn Series Small Cap Growth Fund returned 6.42% for the six-month period ending June 30, 2021, compared to the 8.98% return for its benchmark, the Russell 2000 Growth Index for the same time period.
Stocks delivered positive returns, as healthy economic and earnings growth and optimism around COVID-19 vaccines lifted investor sentiment. Accommodative monetary policy and the prospect of additional fiscal spending also supported the growth outlook. Bond yields increased in the first quarter due to inflation expectations and continued economic recovery. However, after the Federal Reserve indicated that it would likely continue its accommodative economic policy, bond prices rose and yields retreated late in the second quarter. As investors waited for more clarity on the strength of the economic recovery and the direction of interest rates, they rotated between growth stocks and more cyclically driven value opportunities.
The Portfolio underperformed its benchmark for the six-month period. Stock selection and an underweight in consumer discretionary dampened relative performance. An underweight and stock selection in health care aided relative results.
Rising bond yields in the first quarter undermined support for higher-valuation, more speculative growth stocks. This hindered performance by NICE Systems, a company that provides technology solutions for call centers and data security. The company has migrated more of its clients to a Software as a Service (SaaS) model that provides recurring revenues. While these SaaS revenues continued to grow at a rapid clip, the company’s fourth quarter results fell short of investors’ high expectations. As a result, the stock gave back some of its 2020 outperformance, and was a detractor for the period.
QuantumScape, another detractor, is developing a next-generation, solid-state battery that could potentially allow electric vehicles to charge faster and travel farther. We invested in the company last year and the stock initially rose on investor excitement over this potential game-changing technology. Unfortunately, our small position was affected by some pullback in the stock price, as excitement over this large potential opportunity was tempered by the reality of the manufacturing hurdles the company will need to overcome. Despite this shift in sentiment and the retreat in the stock price, we have been reassured by the company’s technological breakthroughs and its relationship with Volkswagen, which continued to make incremental investments in the business. We continued to hold a small position in QuantumScape due to the large, long-term opportunity of its revolutionary technology potentially reaching commercialization.
Lovesac was a top relative contributor. This omnichannel retailer sells modular furniture, both online and through high-volume, mall-based showrooms and pop-up stores. The company reported strong revenue and earnings performance. Optimism around the vaccines also supported the stock, raising hopes for improved customer traffic at the company’s brick-and-mortar stores.
GW Pharmaceuticals, another contributor, is a developer of cannabinoid-based prescription medications that include epilepsy treatment Epidiolex. The stock soared higher on news that the company is being acquired for a premium by Jazz Pharmaceuticals and recognized our gains by exiting the position.
Penn Mutual Asset Management, LLC
Investment Adviser
Janus Capital Management, LLC
Investment Sub-Adviser
Portfolio Composition as of 6/30/21
Percent of Total Investments[1]
Consumer, Non-cyclical	33.5%
Technology	24.1%
Industrial	19.8%
Communications	6.8%
Financial	6.2%
Consumer, Cyclical	6.1%
Basic Materials	3.0%
Utilities	0.5%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Small Cap Value Fund
The Penn Series Small Cap Value Fund returned 19.98% for the six-month period ending June 30, 2021, compared to the 26.69% return for its benchmark, the Russell 2000 Value Index for the same time period.
During the first half of 2021, stock selection in consumer discretionary and communication services detracted from performance, whereas holdings in the health care sector contributed to returns.
In the first quarter, Novavax, Inc., a developer of vaccines for infectious diseases, was a top detractor from results. We initiated a position in the company following the announcement of strong efficacy data for the company’s COVID-19 vaccine. We believed Novavax faced a strong runway for growth given the distribution and storage advantages of its vaccine relative to peers. We have since exited our position, as we found better ways to gain exposure to biotechnology and the vaccine supply chain. On the upside, Herc Holdings, Inc., an equipment rental company, was a top contributor to returns. Herc Holdings serves a broad range of customer markets, including construction, manufacturing, government contracting, and infrastructure. The stock was up on a better-than-expected earnings announcement in late February. We believe the company has the potential to benefit from technological innovation, expanded product offerings, and broadened value-added services and consultative solutions.
During the second quarter, food distributor and supplier, Performance Food Group Company, was a top detractor from returns. The stock underperformed given the market’s concerns regarding wage inflation and its recently announced acquisition of Core-Mark Holding Company, Inc. We believe that Performance Food Group is managing its business well given the significant share gains it demonstrated during the pandemic and its decision to continuously invest in its workforce. In addition, the acquisition has the potential to be synergistic and management has a strong record of integrating acquisitions well. Conversely, consumer retail company, Crocs, Inc. was the top contributor to returns. Crocs released strong first quarter results in April, with total revenue growth of 61% year-over-year, coupled with strong margin expansion. Forward guidance of 60-70% year-over-year revenue growth and 21-23% margins for the second quarter were also positive surprises to the market. We’ve been consistently impressed with management’s ability to execute on their strategic plan and believe creative and thoughtful marketing and merchandising will result in continued success for the brand.
We remain optimistic in the pace and scope of economic recovery alongside the rollout of the COVID-19 vaccine and continued expansionary monetary and fiscal policy. Against this significantly improved economic backdrop, we expect the equity market rally to continue, but with broader sector participation and potential choppiness in the near-term given continued uncertainty in the market. Additionally, we are closely monitoring continued supply chain disruptions, rising interest rates, and pockets of inflation as potential sources of volatility. As always, we believe that it is crucial to stay true to our quality-first investment approach and seek to invest in businesses with healthy balance sheets, relatively stable free cash flow generation, and differentiated business models aligned to secular advantages. We continue to test our models and re-evaluate our assumptions with increasing information, and stay focused on the long-term investment horizon.
Penn Mutual Asset Management, LLC
Investment Adviser
Goldman Sachs Asset Management
Investment Sub-Adviser
Portfolio Composition as of 6/30/21
Percent of Total Investments[1]
Financial	34.2%
Consumer, Non-cyclical	16.2%
Consumer, Cyclical	13.7%
Industrial	13.0%
Energy	6.5%
Technology	4.6%
Communications	4.3%
Utilities	3.8%
Basic Materials	3.7%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Small Cap Index Fund
The Penn Series Small Cap Index Fund returned 17.51% for the six-month period ending June 30, 2021, compared to the 17.54% return for its benchmark, the Russell 2000 Index for the same time period.
The investment objective of the Penn Series Small Cap Index Fund is to seek to replicate the returns and characteristics of a small cap index.
The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The cumulative effect of small weighting differences between the securities in the Fund and the Index contributed to the difference between the Portfolio’s performance and that of the Index.
The fund had positive performance in the first half of 2021. The positive performance was driven mostly by economic recovery and re-opening from the global pandemic. Performance in the first quarter of the reporting period was driven by better than expected macro data, progress on COVID-19 vaccines and fiscal stimulus. Positive performance continued in the second quarter of the reporting period on the back of the ongoing re-opening of the economy, the lifting of COVID-19 restrictions in many states, dovish Federal Reserve guidance, progress on negotiations on the infrastructure plan and strong earnings data.
The Fund used Russell 2000 Index futures contracts in order to gain exposure to the Index during the reporting period. The Fund’s use of index futures helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were GameStop Corp, AMC Entertainment and Intellia Therapeutics. The top negative contributors to the Fund’s performance during the reporting period were iRhythm Technologies, Amicus Therapeutics and Ultragenyx Pharmaceutical.
Penn Mutual Asset Management, LLC
Investment Adviser
State Street Global Advisors
Investment Sub-Adviser
Portfolio Composition as of 6/30/21
Percent of Total Investments[1]
Consumer, Non-cyclical	26.4%
Financial	21.2%
Consumer, Cyclical	14.0%
Industrial	12.4%
Technology	11.0%
Communications	4.9%
Energy	4.5%
Basic Materials	3.1%
Utilities	2.5%
Government	0.0% [2]
Diversified	0.0% [2]
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.
2	Less than 0.05%.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Developed International Index Fund
The Penn Series Developed International Index Fund returned 8.53% for the six-month period ending June 30, 2021, compared to the 8.83% return for its benchmark, the MSCI EAFE Index for the same time period.
The investment objective of the Developed International Index Fund is to seek to replicate the returns and characteristics of an international index composed of securities from developed countries.
The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The cumulative effect of small weighting differences between the securities and the currencies in the Fund and the Index contributed to the difference between the Portfolio’s performance and that of the Index.
The Fund experienced positive performance over the period. As fiscal and monetary policy continued to support developed markets, COVID-19 vaccines became available to further encourage the economic recovery. Early in the period, markets sold off temporarily as vaccine distribution was slower than expected, reviving worries of a drawn out period of economic shutdowns. Solid manufacturing data and hopes of further fiscal stimulus packages drove the quick rebound that followed. Additional strong economic data pointed to a robust global recovery during the second quarter. Investor sentiment was resilient in the face of global supply chain disruptions and the emergence of new coronavirus variants, as focus was on the drastic reduction in COVID-19 related hospitalizations and progress made in reopening.
The Fund used MSCI EAFE Index futures contracts in order to gain exposure to the index during the reporting period. The Fund’s use of index futures helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were ASML Holding NV, LVMH Moet Hennessy Louis Vuitton SE and AstraZeneca PLC. The top negative contributors to the Fund’s performance during the reporting period were Daiichi Sankyo Company, Orsted and Keyence Corp.
Penn Mutual Asset Management, LLC
Investment Adviser
State Street Global Advisors
Investment Sub-Adviser
Portfolio Composition as of 6/30/21
Percent of Total Investments[1]
Japan	23.2%
United Kingdom	12.1%
France	10.7%
Switzerland	10.3%
Germany	9.3%
Australia	7.9%
Netherlands	6.0%
Sweden	3.5%
Hong Kong	3.1%
Denmark	2.6%
Spain	2.5%
Italy	2.1%
Finland	1.3%
Singapore	1.2%
Ireland	1.0%
Belgium	0.9%
Norway	0.6%
Israel	0.6%
New Zealand	0.3%
Luxembourg	0.3%
Austria	0.2%
Portugal	0.1%
Isle of Man	0.1%
Macao	0.1%
Jordan	0.0% [2]
Poland	0.0% [2]
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.
2	Less than 0.05%.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
International Equity Fund
The Penn Series International Equity Fund returned 6.43% six-month period ending June 30, 2021, compared to the 9.16% return for its benchmark, the MSCI ACWI ex U.S. Index for the same time period.
Ashtead Group helped absolute performance. Ashtead hosted a Capital Markets Day event in April with good insight into their business and details around their strategic plan, which calls for double digit earnings growth supported by strong organic growth, as well as inorganic opportunities and other uses of cash. This was followed by full-year earnings results in June (April fiscal year) which showed the ongoing recovery in its equipment rental business. We believe Ashtead continues to perform well and is supported by positive industry trends. While the macro environment continues to look favorable, we continue to like Ashtead for the long-term, given its potential to outgrow peers and achieve market share gains. Ashtead is a UK provider of industrial equipment rentals (one of two market leaders in its field), with the majority of its business in the U.S. While its construction segment is a cyclical business, its specialty business is growing and operates on a different cycle and to a different degree. As Ashtead grows its platform for meeting rental needs, its market positioning is enhanced through additional breadth by providing any kit or equipment that clients want) and depth (by responding to late calls in the day, and responding faster). In a highly fragmented market, this growing scale is increasing the gap between Ashtead and its smaller peers, and could result in a wider range of newer products at lower cost (in terms of logistics, transport, service, IT, and procurement) and better delivery. In addition, while the rental market has already grown at a fast clip, Ashtead benefits from the continuing trend of outsourcing.
Eurofins also helped absolute performance. Eurofins provided a trading update at the end of April that showed strong organic growth, not only due to the significant contribution of covid-related testing, but also thanks to double-digit growth in the core testing business. Eurofins is a testing company with a focus on food, pharma, environment and clinical diagnostic testing. The company started from using patented technology to determine the sugar content and age of wine, and is now involved with anything that comes into contact with human consumption. Food testing, the jewel of the company, has shown consistent growth year over year. This market is supported by food scares that seem to occur frequently and increasing regulation. The newer clinical diagnostics segment is a huge market and growth is stronger in the specialized testing area where Eurofins' focus is. We believe the Eurofins franchise will continue to grow and deliver returns through its expanding scale, high quality brand, continued research, expanding regional reach, and the outsourcing trend. Tangible growth should come from the expanded lab start-ups and continued consolidation in the sector.
London Stock Exchange Group (LSE) hurt absolute performance. The stock was down after management announced higher than expected capex and operating expenses for 2021, as LSE integrates the newly acquired Refinitiv. Management had not done a good job preparing the market for the large upfront investment. Longer term though, we believe the acquisition should create substantial value. LSE is a global markets infrastructure company that owns several attractive assets. Its most valuable units are FTSE/Russell index business and London Clearing House (LCH), which clears the lion share of over-the-counter interest rates swaps, among other things. LSE also owns its namesake, the London Stock Exchange. FTSE/Russell is one of the three main index providers in the world. The index business is characterized by very low customer churn and strong pricing power. LCH also benefits from customer stickiness, as it is more advantageous for clients to concentrate their clearing activity (to reduce the margin requirement). In addition, LCH is benefitting from a regulatory push to centrally clear over-the-counter derivatives. Overall, LSE enjoys high margins and we expect to see further margin expansion over the next few years.
Alimentation Couch-Tard also hurt absolute performance. From a fundamental standpoint, there is nothing company-specific to report. We exited the position earlier this year. Alimentation Couche-Tard is a Canada-based international gas station and convenience store operator with over 12,000 locations (Couche Tard, Circle K, Ingo and Topaz brands).
International equities posted moderately good performance in the first quarter of 2021. Vaccine distribution and optimism about an end to Covid-19 restrictions combined with additional stimulus packages, particularly a large infrastructure bill in the U.S., continued to buoy markets. Cyclical sectors and stocks hit hardest by the pandemic, including energy and financials, performed well. However, markets are also concerned with the rising threat of inflation, particularly in the U.S. Europe wrestled with rising Covid-19 cases,

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
resulting in new restrictions across many countries. While the UK’s vaccination program accelerated, the EU was mired in supply issues as well as safety concerns that depressed public confidence in vaccines. China’s recovery strengthened after it announced better-than-expected fourth quarter growth that led to full-year 2020 GDP growth of 2.3%. India’s recovery continued as exports improved and consumer indicators picked up. However, surging Covid-19 cases put pressure on states to implement new restrictions, threatening economic activity. In Latin America, Brazil’s fight to contain the escalating Covid-19 crisis weighed heavily on its performance.
International equities produced solid returns in the second quarter of 2021, supported by further opening of economies enabled by the loosening of COVID-19 restrictions. Although markets have been buoyant, there are also concerns of the rising threat of inflation due to a recovering global economy, tighter supply chains and higher commodity prices. European equities enjoyed strong performance despite the threat of inflation concerns. China was one of the first countries to begin monetary tightening. The central bank lifted the reserve requirement ratio for financial institutions’ foreign exchange deposits to control the yuan. The authorities responded to U.S. and EU sanctions with countermeasures, including threats of seizure of assets of individuals and companies implementing discriminatory measures against Chinese citizens or entities. The end of the quarter marked the Chinese Communist Party’s 100th anniversary, and there were signs of a more conciliatory tone by President Xi Jinping. India’s economy registered accelerating GDP growth in the first quarter of calendar 2021. A surge in COVID-19 cases led to localized restrictions which later eased as infections fell. The country, one of the largest vaccine manufacturers, saw its initially slow inoculation drive pick up in June after it unveiled a free vaccine program. Stocks rebounded in Latin American markets as the MSCI Brazil returned 22.91% and MSCI Mexico returned 9.14% for the quarter.
Quality stocks can perform well in rising interest rate environments. If rates increase because of a healthy economy, there should be more demand, which is good for growth businesses. And if rates rise because of inflation, quality companies can maintain profitability and increase their relative strength vis-a-vis the overall market. There are different shades of quality, which can lead to different levels of risk and return. Investors should be aware of the type of quality strategy they are invested in. We believe the best quality strategy offers a solid defense and low risk but can also outperform over a full market cycle.
Penn Mutual Asset Management, LLC
Investment Adviser
Vontobel Asset Management
Investment Sub-Adviser
Portfolio Composition as of 6/30/21
Percent of Total Investments[1]
United Kingdom	18.6%
Japan	11.1%
France	9.8%
Canada	8.7%
Switzerland	7.7%
Netherlands	6.8%
India	6.1%
Ireland	5.6%
China	5.0%
United States	4.9%
Hong Kong	4.7%
Luxembourg	4.0%
South Korea	3.2%
Italy	2.1%
Germany	1.7%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Emerging Markets Equity Fund
The Penn Series Emerging Markets Equity Fund returned 4.29% for the six-month period ending June 30, 2021, compared to the 7.45% return for its benchmark, the MSCI Emerging Markets Index for the same time period.
Taiwan Semiconductor Manufacturing Co. (TSMC) helped absolute performance. Continued chip shortages have allowed TSMC to run at full capacity and avoid normal periodic downward price adjustments. TSMC pioneered the dedicated foundry industry. A foundry is a facility dedicated solely to chip manufacturing - from PC semiconductors to memory chips to digital signal processors - as opposed to a fabless semiconductor company, which focuses on chip design and does no manufacturing. TSMC has more than a dozen facilities in which it can produce the equivalent of over 10 million 12-inch wafers. The company has consistently captured 100% of industry profits. This is mainly due to better execution of a highly complex manufacturing process. TSMC has been able to patent its manufacturing processes, limiting the ability of competitors to copy its success. Semiconductors have continued to proliferate well beyond the realm of PC to where most manufactured goods now contain some silicon. Volume growth has been in the 15% range and will likely continue on this path in the future. The cost of building a fabrication plant continues to increase as chip manufacturing scales down to smaller geometries. As a result of the rising capital intensity of the business, as well as the increasing execution risks associated with manufacturing at the nanoscale level, barriers to entry continue to increase.
Another stock that helped absolute performance was Naver Corp. Naver is the largest online portal in Korea and has built a powerful ecosystem by being the only player in Korea that is dominant in search, e-commerce, payment, and contents – its services designed to complement one another through a virtuous circle. In our view, this unique position affords Naver a structural advantage that is difficult for others to replicate. We believe growth remained strong across its businesses led by e-commerce, payment, and advertising, while the company continued to forge partnerships with companies such as E-Mart to further bolster its ecosystem. The market has also responded favorably to Naver deciding against participating in the bid for acquiring eBay Korea.
Chacha Food Co. hurt absolute performance. From a fundamental standpoint, there is nothing company-
specific to report. Founded in 2001, Chacha is the leading player in the roasted seeds consumer product segment in China with 40% market share and is an emerging player in the fast growing nuts segment with close to 20% share. Chacha has a strong brand and distribution network it has built up over the last 20 years, with a leading and dominant market share in sunflower seeds. While it appears these products are simple, there are numerous variations regarding flavors, and the category has increasingly moved from loosed to branded packaged over the last 20 years with Chacha the leading player by a good margin. The company has accelerated growth with successful launches in new flavors with better packaging (blue bag series). A refocused management and better incentivisation schemes were the catalyst back in 2015. Further there is a strong focus on quality in sourcing of seeds and nuts, and that's reflected in their increasing market share.
Another stock that hurt absolute performance was Autohome Inc. Autohome was weak after a strong 1Q due to an industry slowdown in May brought on by chip shortages impacting the auto industry. There was also some concern over competition in Dongchedi (Bytedance) and BITA, who are making some inroads, but Autohome’s lead in terms of monthly active users is over double both of these players. We expect the chip shortages to be resolved over the coming 12 months and Autohome’s ad growth to resume a solid trajectory. Autohome is China's leading provider of online content for new and used automobile consumers. The company's collection of content includes professionally-produced and user-generated content, an automotive library of vehicle model configurations and automobile listings. Additionally, Autohome provides advertising services to the majority of the country's automakers.
Emerging markets equities produced moderate gains in a volatile first quarter of 2021. The promise of continued vaccine distribution and a path to economic recovery buoyed markets. More cyclical businesses and value companies outpaced higher quality names. China’s recovery strengthened after it announced better-than-expected fourth quarter growth that led to full-year 2020 GDP growth of 2.3%. Optimism helped fire Chinese shares to new highs in February before stocks succumbed to warnings from policymakers about the risks of bubbles, as well as worries about rising U.S. bond yields. Tech stocks joined the pullback on concerns about de-listings from U.S. exchanges and the threat of increased regulation at home. India’s recovery continued as exports improved and consumer indicators picked up. However, surging Covid-19 cases put pressure

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
on states to implement new restrictions, threatening economic activity. In Latin America, Brazil’s fight to contain the escalating Covid-19 crisis weighed heavily on its performance.
Emerging markets equities produced solid returns in the second quarter of 2021, supported by further opening of economies enabled by the loosening of COVID-19 restrictions. Although markets have been buoyant, there are also concerns of the rising threat of inflation due to a recovering global economy, tighter supply chains and higher commodity prices. China was one of the first countries to begin monetary tightening. The central bank lifted the reserve requirement ratio for financial institutions’ foreign exchange deposits to control the yuan. The authorities responded to U.S. and EU sanctions with countermeasures, including threats of seizure of assets of individuals and companies implementing discriminatory measures against Chinese citizens or entities. The end of the quarter marked the Chinese Communist Party’s 100th anniversary, and there were signs of a more conciliatory tone by President Xi Jinping. India’s economy registered accelerating GDP growth in the first quarter of calendar 2021. A surge in COVID-19 cases led to localized restrictions, which later eased as infections fell. The country, one of the largest vaccine manufacturers, saw its initially slow inoculation drive pick up in June after it unveiled a free vaccine program. Stocks rebounded in Latin American markets as the MSCI Brazil returned 22.91% and MSCI Mexico returned 9.14% for the quarter.
Inflationary concerns and the prospect of tightening monetary conditions are impacting global financial markets. In the short-term, investors are rewarding commodity businesses that benefit from higher prices or rates. However longer term, product or service differentiation and strong brand recognition are necessary to pass cost pressures on to consumers. Risks have increased in certain areas of emerging markets and investors should be prepared for continued volatility in the short-term. However, investors can find long-term growth opportunities and mitigate volatility by seeking quality businesses that benefit from structural growth drivers.
Penn Mutual Asset Management, LLC
Investment Adviser
Vontobel Asset Management, Inc.
Investment Sub-Adviser
Portfolio Composition as of 6/30/21
Percent of Total Investments[1]
China	33.8%
South Korea	16.1%
India	11.4%
Taiwan	11.1%
Hong Kong	4.8%
Indonesia	4.5%
Brazil	3.8%
Mexico	3.0%
Thailand	2.7%
South Africa	2.5%
Singapore	2.3%
United Kingdom	1.4%
Malaysia	1.2%
Peru	0.9%
Vietnam	0.5%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Real Estate Securities Fund
The Penn Series Real Estate Securities Fund returned 21.43% for the six-month period ending June 30, 2021, compared to the 21.35% return for its benchmark, the FTSE NAREIT All Equity REIT Index for the same time period.
U.S. REITs rose sharply in the first half of 2021 and outperformed the broad equity market amid favorable conditions relating to virus containment and economic growth. Widespread COVID-19 vaccinations allowed the lifting of business restrictions, driving increasing economic activity and generating stronger demand for real estate. Earnings multiples expanded on the increasingly optimistic tone around real estate. As demand for real estate has been rising, new supply has been dampened by higher costs for labor, land and materials, benefiting existing properties.
Regional malls and shopping centers rallied amid surging consumer confidence and improving tenant fundamentals. Self storage, which had been one of the more resilient sectors through the pandemic, continued to see strong demand from continued moving activity, driving rates for new customers up 50–70% from 2020 levels. Leasing trends for apartments in U.S. coastal markets have bounced back fast and Sunbelt markets remained exceptionally strong, fueled by the improving job market and strong housing demand. Single family homes for rent and manufactured homes also advanced in a tight supply/demand environment.
Industrial landlords are benefiting from exceptional demand across multiple fronts, including e-commerce fulfillment, higher inventories, reshoring of manufacturing, expansion into new categories such as grocery and “reverse logistics” (processing returns from online purchases). Data centers, which were strong performers in 2020, continued to benefit from favorable fundamentals and growth opportunities as corporations accelerate their enterprise leasing plans into 2022. Infrastructure gained amid improved investor sentiment around 2022 cell tower leasing expectations as the 5G race heats up.
Hotel and gaming companies benefited from massive pent-up demand, with resort and leisure destinations experiencing some of the highest occupancy rates in modern history. For health care, vaccinations have led to a sharp rise in senior housing move-ins, while supply pressures have largely dissipated due to the lack of new construction over the past year, to name just one positive for the sector. Office REITs rose as investors began appreciating their discounted values, although new leasing activity remained weak.
The portfolio generated a strong total return in the period and outperformed its benchmark. Overweight allocations in regional malls and self storage were the largest contributors to relative performance. The portfolio also benefited from security selection and an underweight in free standing REITs, as well as from an underweight in offices.
An underweight allocation in shopping centers detracted from relative returns. Security selection and an overweight in the relatively defensive health care sector also detracted. An overweight and stock selection in the timber sector, amid a pullback in lumber prices from peak levels, further hindered relative results.
REIT fundamentals are getting stronger. Pent-up demand is translating into strong activity in the real estate market. Meanwhile, construction starts in many sectors have been delayed by labor shortages and higher costs for building materials, reducing supply pressures. Central banks seem in no rush to raise interest rates despite higher inflation, and real estate financing costs remain low. Additionally, REITs’ valuations relative to stocks and bonds appear attractive, and their growing dividends may appeal to investors in an environment of very low interest rates.
We favor self storage, given improving demand due to increased moving activity. We maintain a favorable view of health care, particularly senior living centers and life science properties. We believe companies that provide information and logistics infrastructure, including data centers, cell towers and industrial warehouses, may continue to benefit from strong secular demand in the shift toward an e-everything economy. We are finding attractive values in retail, but challenging fundamentals for offices may persist as rents in some markets may decline into 2023.
Penn Mutual Asset Management, LLC
Investment Adviser
Cohen & Steers Capital Management
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 6/30/21
Percent of Total Investments[1]
Diversified	35.0%
Healthcare	12.5%
Storage & Warehousing	11.8%
Apartments	10.1%
Regional Malls	6.0%
Industrial	4.5%
Office Property	4.4%
Hotels & Resorts	3.8%
Strip Centers	2.9%
Manufactured Homes	2.7%
Building & Real Estate	2.0%
Real Estate	1.9%
Lodging	1.2%
Entertainment	1.2%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Aggressive Allocation Fund
The Penn Series Aggressive Allocation Fund returned 11.07% for the six-month period ending June 30, 2021, compared to its benchmarks, the Russell 3000 Index’s return of 15.11% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of -1.60% for the same time period.
The Aggressive Allocation Fund is comprised of a target allocation of 90% equity funds and 10% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Aggressive Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation in growth, emerging markets and international equities underperformed the Russell 3000 Index. The allocation in value stocks outperformed the Russell 3000 Index. In fixed income, allocation in high yield bond funds and short-term bond funds contributed positively to the performance due to higher interest rates and tighter credit spreads.
Fund selection of the Aggressive Allocation Fund contributed negatively to its performance. During the period, our managers for the Penn Series Mid Cap Value, Penn Series Mid Core Value, Penn Series Small Cap Growth, Penn Series Emerging Markets Equity and Penn Series International Equity Funds underperformed their respective benchmarks by more than 2%. The Penn Series Large Cap Value and Penn Series SMID Cap Value Funds outperformed their benchmarks by more than 1%. On the fixed income side, Penn Series Quality Bond and Limited Maturity Bond Funds outperformed their respective benchmarks, while the Penn Series High Yield Bond Fund slightly underperformed its benchmark.
Financial assets performed well during the first half of 2021. In the first quarter, markets rallied on the expectation of higher inflation and a strong economic recovery. Positive vaccine development also supported the reopening trade. Interest rates sold off and small cap, value and cyclical stocks continued to outperform since November 2020. The Delta variant put caution back into the market during the second quarter. The market also began focusing on when the Federal Reserve would start tapering their asset purchases. While risk appetite decreased, investors rotated away from small cap and value stocks and bought back secular growth winners, such as mega-cap technology names. Strength in the technology sector led the U.S. stock market to new highs. In fixed income, credit spreads performed very well and was close to the tightest level on record. Investors’ need for yield and monetary backing provided strong support for credit products.
Going forward, we will continue to review the Fund to help ensure it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Asset Allocation Target as of 6/30/21
International Stocks	24.0%
Large Cap Value Stocks	24.0%
Large Cap Growth Stocks	13.0%
Mid Cap Value Stocks	10.0%
Emerging Markets Stocks	7.0%
Short Term Bonds	5.0%
Small Cap Growth Stocks	4.0%
Domestic REITs	3.0%
Mid Cap Growth Stocks	3.0%
High Yield Bonds	3.0%
Small Cap Value Stocks	2.0%
Intermediate Bonds	2.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Moderately Aggressive Allocation Fund
The Penn Series Moderately Aggressive Allocation Fund returned 10.40% for the six-month period ending June 30, 2021, compared to its benchmarks, the Russell 3000 Index’s return of 15.11% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of -1.60% for the same time period.
The Moderately Aggressive Allocation Fund is comprised of a target allocation of 80% equity funds and 20% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Moderately Aggressive Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation in growth, emerging markets and international equities underperformed the Russell 3000 Index. The allocation in value stocks outperformed the Russell 3000 Index. In fixed income, allocation in high yield bond funds and short-term bond funds contributed positively to the performance due to higher interest rates and tighter credit spreads.
Fund selection of the Moderately Aggressive Allocation Fund contributed negatively to its performance. During the period, our managers for the Penn Series Mid Cap Value, Penn Series Mid Core Value, Penn Series Small Cap Growth, Penn Series Emerging Markets Equity and Penn Series International Equity Funds underperformed their respective benchmarks by more than 2%. The Penn Series Large Cap Value and Penn Series SMID Cap Value Funds outperformed their benchmarks by more than 1%. On the fixed income side, Penn Series Quality Bond and Limited Maturity Bond Funds outperformed their respective benchmarks, while the Penn Series High Yield Bond Fund slightly underperformed its benchmark.
Financial assets performed well during the first half of 2021. In the first quarter, markets rallied on the expectation of higher inflation and a strong economic recovery. Positive vaccine development also supported the reopening trade. Interest rates sold off and small cap, value and cyclical stocks continued to outperform since November 2020. The Delta variant put caution back into the market during the second quarter. The market also began focusing on when the Federal Reserve would start tapering their asset purchases. While risk appetite decreased, investors rotated away from small cap and value stocks and bought back secular growth winners, such as mega-cap technology names. Strength in the technology sector led the U.S. stock market to new highs. In fixed income, credit spreads performed very well and was close to the tightest level on record. Investors’ need for yield and monetary backing provided strong support for credit products.
Going forward, we will continue to review the Fund to help ensure it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Asset Allocation Target as of 6/30/21
Large Cap Value Stocks	23.0%
International Stocks	19.0%
Large Cap Growth Stocks	12.0%
Short Term Bonds	10.0%
Mid Cap Value Stocks	8.0%
Intermediate Bonds	7.0%
Emerging Markets Stocks	6.0%
Small Cap Value Stocks	3.0%
Small Cap Growth Stocks	3.0%
Domestic REITs	3.0%
Mid Cap Growth Stocks	3.0%
High Yield Bonds	3.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Moderate Allocation Fund
The Penn Series Moderate Allocation Fund returned 7.83% for the six-month period ending June 30, 2021, compared to its benchmarks, the Russell 3000 Index’s return of 15.11% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of -1.60% for the same time period.
The Moderate Allocation Fund is comprised of a target allocation of 60% equity funds and 40% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Moderate Allocation Fund contributed slightly negatively to its performance. During the period, the Fund’s allocation in growth, emerging markets and international equities underperformed the Russell 3000 Index. The allocation in value stocks outperformed the Russell 3000 Index. In fixed income, allocation in high yield bond funds and short-term bond funds contributed positively to the performance due to higher interest rates and tighter credit spreads.
Fund selection of the Moderate Allocation Fund contributed negatively to its performance. During the period, our managers for the Penn Series Mid Cap Value, Penn Series Mid Core Value, Penn Series Small Cap Growth, Penn Series Emerging Markets Equity and Penn Series International Equity Funds underperformed their respective benchmarks by more than 2%. The Penn Series Large Cap Value and Penn Series SMID Cap Value Funds outperformed their benchmarks by more than 1%. On the fixed income side, Penn Series Quality Bond and Limited Maturity Bond Funds outperformed their respective benchmarks, while the Penn Series High Yield Bond Fund slightly underperformed its benchmark.
Financial assets performed well during the first half of 2021. In the first quarter, markets rallied on the expectation of higher inflation and a strong economic recovery. Positive vaccine development also supported the reopening trade. Interest rates sold off and small cap, value and cyclical stocks continued to outperform since November 2020. The Delta variant put caution back into the market during the second quarter. The market also began focusing on when the Federal Reserve would start tapering their asset purchases. While risk appetite decreased, investors rotated away from small cap and value stocks and bought back secular growth winners, such as mega-cap technology names. Strength in the technology sector led the U.S. stock market to new highs. In fixed income, credit spreads performed very well and was close to the tightest level on record. Investors’ need for yield and monetary backing provided strong support for credit products.
Going forward, we will continue to review the Fund to help ensure it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Asset Allocation Target as of 6/30/21
Intermediate Bonds	22.0%
Large Cap Value Stocks	17.0%
Short Term Bonds	14.0%
International Stocks	12.0%
Large Cap Growth Stocks	10.0%
Mid Cap Value Stocks	7.0%
Emerging Markets Stocks	5.0%
High Yield Bonds	4.0%
Mid Cap Growth Stocks	3.0%
Small Cap Value Stocks	2.0%
Small Cap Growth Stocks	2.0%
Domestic REITs	2.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Moderately Conservative Allocation Fund
The Penn Series Moderately Conservative Allocation Fund returned 5.74% for the six-month period ending June 30, 2021, compared to its benchmarks, the Russell 3000 Index’s return of 15.11% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of -1.60% for the same time period.
The Moderately Conservative Allocation Fund is comprised of a target allocation of 40% equity funds and 60% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Moderately Conservative Allocation Fund contributed positively to its performance. During the period, the Fund’s allocation in growth, emerging markets and international equities underperformed the Russell 3000 Index. The allocation in value stocks outperformed the Russell 3000 Index. In fixed income, allocation in high yield bond funds and short-term bond funds contributed positively to the performance due to higher interest rates and tighter credit spreads.
Fund selection of the Moderately Conservative Allocation Fund contributed positively to its performance. During the period, our managers for the Penn Series Mid Cap Value, Penn Series Mid Core Value, Penn Series Small Cap Growth, Penn Series Emerging Markets Equity and Penn Series International Equity Funds underperformed their respective benchmarks by more than 2%. The Penn Series Large Cap Value and Penn Series SMID Cap Value Funds outperformed their benchmarks by more than 1%. On the fixed income side, Penn Series Quality Bond and Limited Maturity Bond Funds outperformed their respective benchmarks, while the Penn Series High Yield Bond Fund slightly underperformed its benchmark.
Financial assets performed well during the first half of 2021. In the first quarter, markets rallied on the expectation of higher inflation and a strong economic recovery. Positive vaccine development also supported the reopening trade. Interest rates sold off and small cap, value and cyclical stocks continued to outperform since November 2020. The Delta variant put caution back into the market during the second quarter. The market also began focusing on when the Federal Reserve would start tapering their asset purchases. While risk appetite decreased, investors rotated away from small cap and value stocks and bought back secular growth winners, such as mega-cap technology names. Strength in the technology sector led the U.S. stock market to new highs. In fixed income, credit spreads performed very well and was close to the tightest level on record. Investors’ need for yield and monetary backing provided strong support for credit products.
Going forward, we will continue to review the Fund to help ensure it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Asset Allocation Target as of 6/30/21
Intermediate Bonds	32.0%
Short Term Bonds	23.0%
Large Cap Value Stocks	15.0%
International Stocks	8.0%
Large Cap Growth Stocks	7.0%
High Yield Bonds	5.0%
Mid Cap Value Stocks	4.0%
Emerging Markets Stocks	2.0%
Small Cap Value Stocks	2.0%
Domestic REITs	2.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Conservative Allocation Fund
The Penn Series Conservative Allocation Fund returned 2.95% for the six-month period ending June 30, 2021, compared to its benchmarks, the Russell 3000 Index’s return of 15.11% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of -1.60% for the same time period.
The Conservative Allocation Fund is comprised of a target allocation of 20% equity funds and 80% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Conservative Allocation Fund contributed positively to its performance. During the period, the Fund’s allocation in growth, emerging markets and international equities underperformed the Russell 3000 Index. The allocation in value stocks outperformed the Russell 3000 Index. In fixed income, allocation in high yield bond funds and short-term bond funds contributed positively to the performance due to higher interest rates and tighter credit spreads.
Fund selection of the Conservative Allocation Fund contributed positively to its performance. During the period, our managers for the Penn Series Mid Cap Value, Penn Series Mid Core Value, Penn Series Small Cap Growth, Penn Series Emerging Markets Equity and Penn Series International Equity Funds underperformed their respective benchmarks by more than 2%. The Penn Series Large Cap Value and Penn Series SMID Cap Value Funds outperformed their benchmarks by more than 1%. On the fixed income side, Penn Series Quality Bond and Limited Maturity Bond Funds outperformed their respective benchmarks, while the Penn Series High Yield Bond Fund slightly underperformed its benchmark.
Financial assets performed well during the first half of 2021. In the first quarter, markets rallied on the expectation of higher inflation and a strong economic recovery. Positive vaccine development also supported the reopening trade. Interest rates sold off and small cap, value and cyclical stocks continued to outperform since November 2020. The Delta variant put caution back into the market during the second quarter. The market also began focusing on when the Federal Reserve would start tapering their asset purchases. While risk appetite decreased, investors rotated away from small cap and value stocks and bought back secular growth winners, such as mega-cap technology names. Strength in the technology sector led the U.S. stock market to new highs. In fixed income, credit spreads performed very well and was close to the tightest level on record. Investors’ need for yield and monetary backing provided strong support for credit products.
Going forward, we will continue to review the Fund to help ensure it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Asset Allocation Target as of 6/30/21
Intermediate Bonds	42.0%
Short Term Bonds	33.0%
Large Cap Value Stocks	10.0%
High Yield Bonds	5.0%
Large Cap Growth Stocks	4.0%
International Stocks	3.0%
Mid Cap Value Stocks	2.0%
Domestic REITs	1.0%
100.0%

Important Information about Fund Expenses
Hypothetical Examples of a $1,000 Investment (Unaudited)
We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.
The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.
These examples are based on an investment of $1,000 invested for six months beginning January 1, 2021 and held through June 30, 2021. The examples illustrate your fund’s costs in two ways:
•	Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
•	Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund’s actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract.
Disclosure of Fund Expenses
For the Period January 1, 2021 to June 30, 2021
Expense Table
	Beginning Value January 1, 2021	Ending Value June 30, 2021	Annualized Expense Ratio	Expenses Paid During Period*
Money Market Fund
Actual	$1,000.00	$1,000.10	0.04%	$0.20
Hypothetical	$1,000.00	$ 1,024.60	0.04%	$0.20
Limited Maturity Bond Fund
Actual	$1,000.00	$ 1,006.00	0.69%	$ 3.43
Hypothetical	$1,000.00	$ 1,021.37	0.69%	$ 3.46
Quality Bond Fund
Actual	$1,000.00	$ 994.20	0.66%	$ 3.26
Hypothetical	$1,000.00	$ 1,021.52	0.66%	$ 3.31

Important Information about Fund Expenses
Hypothetical Examples of a $1,000 Investment (Unaudited)
	Beginning Value January 1, 2021	Ending Value June 30, 2021	Annualized Expense Ratio	Expenses Paid During Period*
High Yield Bond Fund
Actual	$1,000.00	$ 1,038.10	0.71%	$ 3.59
Hypothetical	$1,000.00	$ 1,021.27	0.71%	$ 3.56
Flexibly Managed Fund
Actual	$1,000.00	$ 1,098.70	0.87%	$ 4.53
Hypothetical	$1,000.00	$ 1,020.48	0.87%	$ 4.36
Balanced Fund
Actual	$1,000.00	$ 1,085.40	0.19%	$0.98
Hypothetical	$1,000.00	$ 1,023.85	0.19%	$0.95
Large Growth Stock Fund
Actual	$1,000.00	$ 1,125.00	0.94%	$ 4.95
Hypothetical	$1,000.00	$ 1,020.13	0.94%	$ 4.71
Large Cap Growth Fund
Actual	$1,000.00	$ 1,123.40	0.86%	$ 4.53
Hypothetical	$1,000.00	$ 1,020.53	0.86%	$ 4.31
Large Core Growth Fund
Actual	$1,000.00	$ 1,086.50	0.84%	$ 4.35
Hypothetical	$1,000.00	$ 1,020.63	0.84%	$ 4.21
Large Cap Value Fund
Actual	$1,000.00	$ 1,198.30	0.90%	$ 4.91
Hypothetical	$1,000.00	$ 1,020.33	0.90%	$ 4.51
Large Core Value Fund
Actual	$1,000.00	$ 1,159.20	0.90%	$ 4.82
Hypothetical	$1,000.00	$ 1,020.33	0.90%	$ 4.51
Index 500 Fund
Actual	$1,000.00	$ 1,150.70	0.34%	$ 1.81
Hypothetical	$1,000.00	$ 1,023.11	0.34%	$ 1.71
Mid Cap Growth Fund
Actual	$1,000.00	$ 1,113.00	0.94%	$ 4.92
Hypothetical	$1,000.00	$ 1,020.13	0.94%	$ 4.71
Mid Cap Value Fund
Actual	$1,000.00	$ 1,128.90	0.81%	$ 4.28
Hypothetical	$1,000.00	$ 1,020.78	0.81%	$ 4.06
Mid Core Value Fund
Actual	$1,000.00	$ 1,156.70	1.02%	$ 5.45
Hypothetical	$1,000.00	$ 1,019.74	1.02%	$ 5.11
SMID Cap Growth Fund
Actual	$1,000.00	$ 1,080.60	1.03%	$ 5.31
Hypothetical	$1,000.00	$ 1,019.69	1.03%	$ 5.16
SMID Cap Value Fund
Actual	$1,000.00	$ 1,267.90	1.15%	$ 6.47
Hypothetical	$1,000.00	$ 1,019.09	1.15%	$ 5.76
Small Cap Growth Fund
Actual	$1,000.00	$ 1,064.20	0.98%	$ 5.02
Hypothetical	$1,000.00	$ 1,019.93	0.98%	$ 4.91

Important Information about Fund Expenses
Hypothetical Examples of a $1,000 Investment (Unaudited)
	Beginning Value January 1, 2021	Ending Value June 30, 2021	Annualized Expense Ratio	Expenses Paid During Period*
Small Cap Value Fund
Actual	$1,000.00	$ 1,199.80	0.99%	$ 5.40
Hypothetical	$1,000.00	$ 1,019.89	0.99%	$ 4.96
Small Cap Index Fund
Actual	$1,000.00	$ 1,175.10	0.67%	$ 3.61
Hypothetical	$1,000.00	$ 1,021.47	0.67%	$ 3.36
Developed International Index Fund
Actual	$1,000.00	$ 1,085.30	0.84%	$ 4.34
Hypothetical	$1,000.00	$ 1,020.63	0.84%	$ 4.21
International Equity Fund
Actual	$1,000.00	$ 1,064.30	1.03%	$ 5.27
Hypothetical	$1,000.00	$ 1,019.69	1.03%	$ 5.16
Emerging Markets Equity Fund
Actual	$1,000.00	$ 1,042.90	1.26%	$ 6.38
Hypothetical	$1,000.00	$ 1,018.55	1.26%	$ 6.31
Real Estate Securities Fund
Actual	$1,000.00	$ 1,214.30	0.95%	$ 5.22
Hypothetical	$1,000.00	$ 1,020.08	0.95%	$ 4.76
Aggressive Allocation Fund
Actual	$1,000.00	$ 1,110.70	0.32%	$ 1.67
Hypothetical	$1,000.00	$ 1,023.21	0.32%	$ 1.61
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$ 1,104.00	0.29%	$ 1.51
Hypothetical	$1,000.00	$ 1,023.36	0.29%	$ 1.45
Moderate Allocation Fund
Actual	$1,000.00	$ 1,078.30	0.29%	$ 1.49
Hypothetical	$1,000.00	$ 1,023.36	0.29%	$ 1.45
Moderately Conservative Allocation Fund
Actual	$1,000.00	$ 1,057.40	0.31%	$ 1.58
Hypothetical	$1,000.00	$ 1,023.26	0.31%	$ 1.56
Conservative Allocation Fund
Actual	$1,000.00	$ 1,029.50	0.33%	$ 1.66
Hypothetical	$1,000.00	$ 1,023.16	0.33%	$ 1.66

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Money Market Fund
	Par (000)	Value†
AGENCY OBLIGATION — 70.8%
Federal Farm Credit Banks
0.010%, 07/09/21	$ 1,000	$ 999,998
0.070%, 07/20/21	5,000	4,999,815
0.040%, 07/22/21	5,000	4,999,883
1.550%, 08/16/21	1,550	1,552,979
0.040%, 09/01/21	5,000	4,999,656
3.000%, 10/19/21	600	605,299
1.950%, 11/02/21	2,951	2,970,011
3.050%, 11/15/21	10,136	10,249,689
Federal Home Loan Banks
0.018%, 07/09/21	10,000	9,999,960
1.125%, 07/14/21	6,185	6,187,395
0.020%, 07/21/21	10,000	9,999,889
(3 M ICE LIBOR + 0.085%), 0.135%, 09/10/21•	5,000	5,000,837
0.040%, 09/24/21	5,000	4,999,528
0.125%, 09/30/21	1,000	1,000,247
1.625%, 11/19/21	1,750	1,760,488
1.875%, 11/29/21	1,225	1,234,273
Federal Home Loan Mortgage Corp. 1.125%, 08/12/21	11,126	11,139,920
Federal National Mortgage Association
1.250%, 08/17/21	1,595	1,597,534
0.025%, 09/15/21	10,000	9,999,472
1.375%, 10/07/21	9,103	9,135,618
2.000%, 01/05/22	1,805	1,823,047
Tennesse Valley Authority
0.009%, 07/21/21	5,000	4,999,975
0.045%, 07/28/21	10,000	9,999,663
TOTAL AGENCY OBLIGATION (Cost $120,255,176)		120,255,176

U.S. TREASURY OBLIGATIONS — 15.6%
U.S. Treasury Bills
0.044%, 07/06/21	7,000	6,999,957
0.015%, 08/03/21	10,000	9,999,862
0.048%, 08/05/21	7,500	7,499,654
0.036%, 09/23/21	2,000	1,999,834
TOTAL U.S. TREASURY OBLIGATIONS (Cost $26,499,307)		26,499,307

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 13.5%
Goldman Sachs Financial Square Funds - Government Fund Institutional Shares (seven-day effective yield 0.020%) (Cost $22,938,985)	22,938,985	$ 22,938,985
TOTAL INVESTMENTS — 99.9% (Cost $169,693,468)		$ 169,693,468
Other Assets & Liabilities — 0.1%		213,207
TOTAL NET ASSETS — 100.0%		$ 169,906,675

†	See Security Valuation Note.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
ICE— Intercontinental Exchange.
LIBOR— London Interbank Offered Rate.
M— Month.
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Agency Obligation	$120,255,176	$120,255,176	$—	$—
U.S. Treasury Obligations	26,499,307	26,499,307	—	—
Short-Term Investments	22,938,985	22,938,985	—	—
Total Investments	$ 169,693,468	$ 169,693,468	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Limited Maturity Bond Fund
	Par (000)	Value†
AGENCY OBLIGATION — 1.1%
Federal Home Loan Mortgage Corp. 2.375%, 01/13/22 (Cost $3,037,342)	$ 3,000	$ 3,036,889
TOTAL AGENCY OBLIGATION (Cost $3,037,342)		3,036,889

ASSET BACKED SECURITIES — 30.6%
Adams Mill CLO Ltd., Series 2014-1A Class B2R, 144A 3.350%, 07/15/26@	2,750	2,752,005
ASSURANT CLO Ltd., Series 2018-2A Class A (3 M ICE LIBOR + 1.040%, Floor 1.040%), 144A 1.228%, 04/20/31@,•	2,400	2,400,283
Babson CLO Ltd.,
Series 2014-IA Class BR (3 M ICE LIBOR + 2.200%), 144A, 2.388%, 07/20/25@,•	2,500	2,500,987
Series 2014-IA Class C (3 M ICE LIBOR + 3.450%), 144A, 3.638%, 07/20/25@,•	1,500	1,500,690
Barings CLO Ltd., Series 2017-1A Class B1 (3 M ICE LIBOR + 1.700%), 144A 1.890%, 07/18/29@,•	1,500	1,500,208
Benefit Street Partners CLO VIII Ltd., Series 2015-8A Class A1AR (3 M ICE LIBOR + 1.100%, Floor 1.100%), 144A 1.288%, 01/20/31@,•	2,500	2,500,205
BSPRT Issuer Ltd.,
Series 2021-FL6 Class A (1 M ICE LIBOR + 1.100%, Floor 1.100%), 144A, 1.173%, 03/15/36@,•	2,200	2,200,000
Series 2021-FL6 Class B (1 M ICE LIBOR + 1.600%, Floor 1.600%), 144A, 1.673%, 03/15/36@,•	2,500	2,499,999
CIFC Funding Ltd., Series 2014-2RA Class A1 (3 M ICE LIBOR + 1.050%, Floor 1.050%), 144A 1.226%, 04/24/30@,•	2,000	2,000,734
Crestline Denali CLO XVI Ltd., Series 2018-1A Class A (3 M ICE LIBOR + 1.120%, Floor 1.120%), 144A 1.308%, 01/20/30@,•	3,000	2,995,377
Deerpath Capital CLO Ltd., Series 2018-1A Class B (3 M ICE LIBOR + 2.500%, Floor 2.500%), 144A 2.684%, 01/15/31@,•	2,000	2,005,552
ECMC Group Student Loan Trust, Series 2019-1A Class A1A, 144A 2.720%, 07/25/69@	1,782	1,865,456
	Par (000)	Value†

Edsouth Indenture No 4 LLC, Series 2013-1 Class A (1 M ICE LIBOR + 0.570%), 144A 0.661%, 02/26/29@,•	$ 3,396	$ 3,387,701
First Eagle BSL CLO Ltd., Series 2019-1A Class B (3 M ICE LIBOR + 3.250%, Floor 3.250%), 144A 3.438%, 01/20/33@,•	1,500	1,475,550
Ford Credit Auto Owner Trust, Series 2020-B Class A2, 0.500%, 02/15/23	2,374	2,376,375
GM Financial Consumer Automobile Receivables Trust, Series 2020-2 Class A2A, 1.500%, 03/16/23	343	343,823
Halcyon Loan Advisors Funding Ltd., Series 2015-2A Class AR (3 M ICE LIBOR + 1.080%, Floor 1.080%), 144A 1.256%, 07/25/27@,•	728	728,528
Honda Auto Receivables Owner Trust, Series 2020-1 Class A4, 1.630%, 10/21/26	4,085	4,177,252
Marble Point CLO XVIII Ltd., Series 2020-2A Class D2 (3 M ICE LIBOR + 5.410%, Floor 5.410%), 144A 5.594%, 10/15/31@,•	1,500	1,500,000
Navient Private Education Loan Trust,
Series 2015-AA Class A3 (1 M ICE LIBOR + 1.700%), 144A, 1.773%, 11/15/30@,•	1,500	1,543,704
Series 2014-AA Class A3 (1 M ICE LIBOR + 1.600%), 144A, 1.673%, 10/15/31@,•	1,499	1,524,231
Series 2015-BA Class A3 (1 M ICE LIBOR + 1.450%), 144A, 1.523%, 07/16/40@,•	2,516	2,552,427
Navient Private Education Refi Loan Trust, Series 2020-EA Class A, 144A 1.690%, 05/15/69@	2,796	2,839,708
Navient Student Loan Trust, Series 2016-5A Class A (1 M ICE LIBOR + 1.250%), 144A 1.341%, 06/25/65@,•	4,845	4,942,134
NZCG Funding Ltd., Series 2015-1A Class A2R (3 M ICE LIBOR + 1.550%, Floor 1.550%), 144A 1.691%, 02/26/31@,•	3,350	3,350,409
Ocean Trails CLO V, Series 2014-5A Class ARR (3 M ICE LIBOR + 1.280%, Floor 1.280%), 144A 1.468%, 10/13/31@,•	1,966	1,965,829

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Limited Maturity Bond Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — (continued)
Signal Peak CLO Ltd., Series 2018-6A Class B (3 M ICE LIBOR + 1.680%), 144A 1.864%, 07/28/31@,•	$2,000	$ 2,000,364
SLM Private Education Loan Trust, Series 2014-A Class B, 144A 3.500%, 11/15/44@	1,100	1,102,660
SLM Student Loan Trust, Series 2014-2 Class A3 (1 M ICE LIBOR + 0.590%), 0.681%, 03/25/55•	5,083	5,031,206
SMB Private Education Loan Trust, Series 2015-C Class A3 (1 M ICE LIBOR + 1.950%), 144A 2.023%, 08/16/32@,•	2,405	2,454,661
Sound Point CLO V-R Ltd., Series 2014-1RA Class B (3 M ICE LIBOR + 1.750%, Floor 1.750%), 144A 1.940%, 07/18/31@,•	1,500	1,489,446
Towd Point Mortgage Trust,
Series 2015-1 Class A2, 144A, 3.250%, 10/25/53@,•	744	745,263
Series 2020-4 Class A2, 144A, 2.500%, 10/25/60@	2,240	2,302,761
Trinitas CLO III Ltd., Series 2015-3A Class BR (3 M ICE LIBOR + 1.400%), 144A 1.584%, 07/15/27@,•	1,000	998,795
Trinitas CLO XII Ltd., Series 2020-12A Class C (3 M ICE LIBOR + 3.000%, Floor 3.000%), 144A 3.176%, 04/25/33@,•	1,500	1,481,621
Trinitas CLO XIV Ltd., Series 2020-14A Class D (3 M ICE LIBOR + 4.300%, Floor 4.300%), 144A 4.476%, 01/25/34@,•	2,000	2,007,312
Verizon Owner Trust, Series 2019-A Class A1A, 2.930%, 09/20/23	3,364	3,404,424
TOTAL ASSET BACKED SECURITIES (Cost $82,277,342)		82,447,680

COMMERCIAL MORTGAGE BACKED SECURITIES — 12.5%
BHMS, Series 2018-ATLS Class B (1 M ICE LIBOR + 1.500%, Floor 1.500%), 144A 1.573%, 07/15/35@,•	2,000	1,999,965
BX Commercial Mortgage Trust,
Series 2019-XL Class B (1 M ICE LIBOR + 1.080%, Floor 1.080%), 144A, 1.153%, 10/15/36@,•	1,358	1,360,110
Series 2020-BXLP Class A (1 M ICE LIBOR + 0.800%, Floor 0.800%), 144A, 0.873%, 12/15/36@,•	2,911	2,915,114
	Par (000)	Value†

Citigroup Commercial Mortgage Trust, Series 2018-TBR Class D (1 M ICE LIBOR + 1.800%, Floor 1.800%), 144A 1.873%, 12/15/36@,•	$ 1,000	$ 991,852
COMM Mortgage Trust, Series 2014-CR20 Class A3 3.326%, 11/10/47	2,767	2,926,413
FHLMC Multifamily Structured Pass-Through Certificates,
Series K019 Class X1, 1.724%, 03/25/22•	23,811	113,413
Series K021 Class A2, 2.396%, 06/25/22	2,964	3,007,449
Series KC02 Class X3, 3.163%, 08/25/25•	14,500	1,459,270
FREMF Mortgage Trust,
Series 2017-K727 Class C, 144A, 3.870%, 07/25/24@,•	3,500	3,698,007
Series 2013-K25 Class C, 144A, 3.745%, 11/25/45@,•	2,110	2,180,304
Series 2013-K27 Class C, 144A, 3.615%, 01/25/46@,•	2,000	2,073,751
Series 2013-K35 Class B, 144A, 4.069%, 12/25/46@,•	2,260	2,411,577
Series 2014-K716 Class B, 144A, 3.847%, 08/25/47@,•	1,374	1,373,879
Series 2014-K717 Class C, 144A, 3.714%, 11/25/47@,•	1,500	1,502,712
GS Mortgage Securities Corp. Trust, Series 2018-HULA Class B (1 M ICE LIBOR + 1.250%, Floor 1.250%), 144A 1.323%, 07/15/25@,•	1,882	1,883,251
GS Mortgage Securities Trust, Series 2010-C1 Class A2, 144A 4.592%, 08/10/43@	191	190,756
Hawaii Hotel Trust, Series 2019-MAUI Class C (1 M ICE LIBOR + 1.650%, Floor 1.650%), 144A 1.723%, 05/15/38@,•	1,500	1,504,206
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHH Class C (1 M ICE LIBOR + 1.360%, Floor 2.860%), 144A 3.010%, 06/15/35@,•	2,000	1,860,379
WFRBS Commercial Mortgage Trust, Series 2012-C7 Class XA, 144A 1.451%, 06/15/45@,•	45,042	239,791
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $35,910,167)		33,692,199

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Limited Maturity Bond Fund
	Par (000)	Value†

CORPORATE BONDS — 35.8%
Aerospace & Defense — 2.1%
The Boeing Co.
1.167%, 02/04/23	$ 1,500	$ 1,506,941
4.508%, 05/01/23	2,500	2,664,970
TransDigm, Inc., 144A 8.000%, 12/15/25@	1,500	1,620,750
		5,792,661
Airlines — 0.3%
UAL Pass Through Trust, Series 2007-1 Class A 6.636%, 01/02/24	718	741,477
Apparel — 0.8%
VF Corp. 2.050%, 04/23/22	2,250	2,280,434
Auto Manufacturers — 1.5%
BMW US Capital LLC, 144A 3.800%, 04/06/23@	2,250	2,377,371
Volkswagen Group of America Finance LLC, 144A 3.125%, 05/12/23@	1,500	1,566,160
		3,943,531
Banks — 3.5%
First Maryland Capital II (3 M ICE LIBOR + 0.850%) 1.026%, 02/01/27•	3,000	2,885,522
JPMorgan Chase & Co. (3 M ICE LIBOR + 3.470%) 3.655%µ,•	1,022	1,024,555
Mitsubishi UFJ Financial Group, Inc. 3.535%, 07/26/21	1,500	1,503,345
State Street Corp. (3 M ICE LIBOR + 0.560%) 0.716%, 05/15/28•	2,500	2,411,149
Wells Fargo & Co. (3 M ICE LIBOR + 1.000%) 1.184%, 04/15/27•	1,750	1,716,107
		9,540,678
Beverages — 0.6%
Coca-Cola Europacific Partners PLC, 144A 0.800%, 05/03/24@	1,750	1,744,833
Biotechnology — 0.6%
Gilead Sciences, Inc. 0.750%, 09/29/23	1,500	1,501,054
Building Materials — 0.6%
Builders FirstSource, Inc., 144A 6.750%, 06/01/27@	1,500	1,606,875
Chemicals — 0.8%
WR Grace & Co-Conn, 144A 5.625%, 10/01/24@	2,000	2,210,740
	Par (000)	Value†

Computers — 0.6%
Hewlett Packard Enterprise Co. 1.450%, 04/01/24	$ 1,500	$ 1,524,972
Diversified Financial Services — 2.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.450%, 12/16/21	1,000	1,015,177
Intercontinental Exchange, Inc. 0.700%, 06/15/23	1,500	1,505,739
Navient Corp. 7.250%, 01/25/22	1,520	1,576,544
OneMain Finance Corp. 8.250%, 10/01/23	1,750	1,968,750
		6,066,210
Electric — 7.3%
American Electric Power Co., Inc. 0.750%, 11/01/23	2,500	2,501,245
CenterPoint Energy, Inc. (SOFR + 0.650%) 0.684%, 05/13/24•	1,000	1,004,170
Edison International 3.125%, 11/15/22	1,000	1,029,956
Georgia Power Co. 2.100%, 07/30/23	1,900	1,962,320
NextEra Energy Capital Holdings, Inc. 2.900%, 04/01/22	1,500	1,529,918
Niagara Mohawk Power Corp., 144A 3.508%, 10/01/24@	2,000	2,148,967
NRG Energy, Inc. 7.250%, 05/15/26	1,600	1,658,568
OGE Energy Corp. 0.703%, 05/26/23	3,000	2,997,350
Pacific Gas and Electric Co. 1.750%, 06/16/22	1,500	1,499,127
San Diego Gas & Electric Co. 1.914%, 02/01/22	229	230,136
Southern California Edison Co. 3.700%, 08/01/25	2,750	2,994,403
		19,556,160
Electronics — 0.6%
Honeywell International, Inc. (3 M ICE LIBOR + 0.370%) 0.532%, 08/08/22•	1,500	1,504,978
Energy-Alternate Sources — 0.6%
TerraForm Power Operating LLC, 144A 4.250%, 01/31/23@	1,500	1,539,375
Food — 0.5%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 144A 3.500%, 02/15/23@	1,300	1,334,463

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Limited Maturity Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Products — 0.6%
Stryker Corp. 0.600%, 12/01/23	$ 1,500	$ 1,500,243
Home Builders — 0.6%
Lennar Corp. 4.125%, 01/15/22	1,500	1,515,000
Machinery — Construction & Mining — 0.6%
Caterpillar Financial Services Corp. 3.150%, 09/07/21	1,500	1,508,156
Machinery — Diversified — 0.8%
CNH Industrial Capital LLC 1.950%, 07/02/23	2,250	2,306,233
Media — 1.1%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.464%, 07/23/22	1,500	1,552,889
Fox Corp. 3.666%, 01/25/22	1,500	1,529,328
		3,082,217
Oil & Gas — 1.9%
Phillips 66 0.900%, 02/15/24	2,000	2,002,647
Pioneer Natural Resources Co. 0.750%, 01/15/24	1,500	1,498,722
Southwestern Energy Co. 4.100%, 03/15/22	1,500	1,511,250
		5,012,619
Packaging and Containers — 0.9%
Ball Corp. 4.000%, 11/15/23	2,250	2,391,975
Pharmaceuticals — 2.2%
AbbVie, Inc. 2.300%, 11/21/22	500	513,115
Bristol-Myers Squibb Co. 2.600%, 05/16/22	1,000	1,021,401
Elanco Animal Health, Inc. 5.272%, 08/28/23	1,645	1,769,345
Viatris, Inc., 144A 1.125%, 06/22/22@	1,000	1,007,099
Zoetis, Inc. 3.250%, 08/20/21	1,500	1,505,258
		5,816,218
Real Estate Investment Trusts — 0.4%
Simon Property Group LP 3.500%, 09/01/25	1,000	1,095,356
Retail — 0.9%
Yum! Brands, Inc., 144A 7.750%, 04/01/25@	2,250	2,446,875
	Par (000)	Value†

Semiconductors — 0.9%
Micron Technology, Inc. 2.497%, 04/24/23	$ 1,000	$ 1,033,512
Skyworks Solutions, Inc. 0.900%, 06/01/23	1,500	1,504,379
		2,537,891
Telecommunications — 2.3%
Sprint Corp. 7.875%, 09/15/23	2,000	2,272,152
Sprint Spectrum Co., LLC/Sprint Spectrum Co., II LLC/Sprint Spectrum Co., III LLC, 144A 3.360%, 03/20/23@	125	125,625
T-Mobile USA, Inc. 3.500%, 04/15/25	1,500	1,625,768
Verizon Communications, Inc. 1.450%, 03/20/26	2,250	2,272,190
		6,295,735
TOTAL CORPORATE BONDS (Cost $95,114,526)		96,396,959

RESIDENTIAL MORTGAGE BACKED SECURITIES — 4.8%
Collateralized Mortgage Obligations — 3.6%
Angel Oak Mortgage Trust, Series 2020-1 Class A3, 144A 2.774%, 12/25/59@,•	1,933	1,944,103
Citigroup Mortgage Loan Trust, Series 2014-J1 Class A1, 144A 3.500%, 06/25/44@,•	964	982,582
CSMC Trust, Series 2018-J1 Class A26, 144A 3.500%, 02/25/48@,•	315	314,745
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ3 Class A13, 144A 2.500%, 10/25/50@,•	2,641	2,670,279
OBX Trust, Series 2019-INV2 Class A5, 144A 4.000%, 05/27/49@,•	668	678,982
Sequoia Mortgage Trust, Series 2021-5 Class A5, 144A 2.000%, 07/25/51@,•	3,000	3,033,516
		9,624,207
Fannie Mae REMICS — 1.0%
Series 2012-152 Class TA 2.500%, 09/25/42	2,724	2,773,982
Freddie Mac REMICS — 0.2%
Series 4413 Class HP, 3.500%, 03/15/40	148	148,051

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Limited Maturity Bond Fund
	Par (000)	Value†
RESIDENTIAL MORTGAGE BACKED SECURITIES — (continued)
Freddie Mac REMICS — (continued)
Series 4895 Class C, 4.500%, 02/15/49	$ 245	$ 258,127
		406,178
TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $12,797,671)		12,804,367

U.S. TREASURY OBLIGATIONS — 4.9%
U.S. Treasury Note 1.125%, 08/31/21 (Cost $13,021,732)	13,000	13,023,268
TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,021,732)		13,023,268
	Number of Shares
SHORT-TERM INVESTMENTS — 9.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $25,261,594)	25,261,594	25,261,594
TOTAL INVESTMENTS — 99.1% (Cost $267,420,374)		$ 266,662,956
Other Assets & Liabilities — 0.9%		2,547,557
TOTAL NET ASSETS — 100.0%		$ 269,210,513

†	See Security Valuation Note.
@	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At June 30, 2021, the aggregate value of Rule 144A securities was $122,653,594, which represents 45.6% of the Fund’s net assets.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
µ	Perpetual security with no stated maturity date.
CLO— Collateralized Loan Obligation.
FHLMC— Federal Home Loan Mortgage Corporation.
ICE— Intercontinental Exchange.
LIBOR— London Interbank Offered Rate.
LLC— Limited Liability Company.
LP— Limited Partnership.
M— Month.
PLC— Public Limited Company.
REMICS— Real Estate Mortgage Investment Conduits.
SOFR— Secured Overnight Financing Rate
Country Weightings as of 6/30/2021††
United States	81%
Cayman Islands	17
United Kingdom	1
Japan	1
Total	100%
††	% of total investments as of June 30, 2021.
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Agency Obligation	$ 3,036,889	$ —	$ 3,036,889	$—
Asset Backed Securities	82,447,680	—	82,447,680	—
Commercial Mortgage Backed Securities	33,692,199	—	33,692,199	—
Corporate Bonds	96,396,959	—	96,396,959	—
Residential Mortgage Backed Securities	12,804,367	—	12,804,367	—
U.S. Treasury Obligations	13,023,268	—	13,023,268	—
Short-Term Investments	25,261,594	25,261,594	—	—
Total Investments	$ 266,662,956	$ 25,261,594	$ 241,401,362	$ —
Other Financial Instruments(1)
Futures Contracts	$ 111,933	$ 111,933	$ —	$—
Total Assets—Other Financial Instruments	$ 111,933	$ 111,933	$ —	$ —
LIABILITIES TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Futures Contracts	$(170,889)	$(170,889)	$—	$—
Total Liabilities—Other Financial Instruments	$ (170,889)	$ (170,889)	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Limited Maturity Bond Fund
Futures contracts held by the Fund at June 30, 2021 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	U.S. Treasury 2 Year Note	09/30/2021	427	2,000	$ 110	$94,076,773	$ —	$(170,889)
Long	U.S. Treasury 10 Year Ultra Note	09/21/2021	20	1,000	147	2,944,063	39,806	—
							$39,806	$(170,889)

Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Short	U.S. Treasury 5 Year Note	09/30/2021	(159)	1,000	$123	$(19,625,321)	$ 72,127	$ —
							$ 72,127	$ —
							$111,933	$(170,889)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Quality Bond Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — 14.0%
Arch Street CLO Ltd., Series 2016-2A Class BR2 (3 M ICE LIBOR + 1.700%, Floor 1.700%), 144A 1.888%, 10/20/28@,•	$4,000	$ 4,000,092
First Eagle BSL CLO Ltd., Series 2019-1A Class B (3 M ICE LIBOR + 3.250%, Floor 3.250%), 144A 3.438%, 01/20/33@,•	4,000	3,934,800
Fortress Credit BSL III Ltd., Series 2015-1A Class B1R (3 M ICE LIBOR + 1.730%, Floor 1.730%), 144A 1.920%, 04/18/31@,•	3,000	3,000,114
Highbridge Loan Management Ltd., Series 7A-2015 Class A2R (3 M ICE LIBOR + 0.900%), 144A 1.056%, 03/15/27@,•	2,000	2,000,074
Honda Auto Receivables Owner Trust, Series 2020-1 Class A4, 1.630%, 10/21/26	3,000	3,067,749
Mountain View CLO LLC, Series 2017-2A Class A (3 M ICE LIBOR + 1.210%), 144A 1.394%, 01/16/31@,•	3,500	3,500,949
NZCG Funding Ltd., Series 2015-1A Class A2R (3 M ICE LIBOR + 1.550%, Floor 1.550%), 144A 1.691%, 02/26/31@,•	4,000	4,000,488
Ocean Trails CLO V, Series 2014-5A Class ARR (3 M ICE LIBOR + 1.280%, Floor 1.280%), 144A 1.468%, 10/13/31@,•	2,457	2,457,286
SLM Student Loan Trust,
Series 2012-6 Class B (1 M ICE LIBOR + 1.000%), 1.091%, 04/27/43•	4,860	4,496,243
Series 2014-2 Class A3 (1 M ICE LIBOR + 0.590%), 0.681%, 03/25/55•	4,448	4,402,305
SMB Private Education Loan Trust,
Series 2015-C Class A3 (1 M ICE LIBOR + 1.950%), 144A, 2.023%, 08/16/32@,•	5,000	5,103,245
Series 2014-A Class B, 144A, 4.000%, 09/15/42@	1,930	1,997,365
Series 2015-C Class B, 144A, 3.500%, 09/15/43@	5,000	5,211,560
Steele Creek CLO Ltd.,
Series 2016-1A Class BR (3 M ICE LIBOR + 1.650%, Floor 1.650%), 144A, 1.769%, 06/15/31@,•	3,250	3,182,556
Series 2018-2A Class A (3 M ICE LIBOR + 1.200%, Floor 1.200%), 144A, 1.355%, 08/18/31@,•	4,500	4,499,149
	Par (000)	Value†

Trinitas CLO III Ltd., Series 2015-3A Class BR (3 M ICE LIBOR + 1.400%), 144A 1.584%, 07/15/27@,•	$ 4,000	$ 3,995,180
Trinitas CLO XII Ltd., Series 2020-12A Class C (3 M ICE LIBOR + 3.000%, Floor 3.000%), 144A 3.176%, 04/25/33@,•	2,000	1,975,494
Trinitas CLO XIV Ltd., Series 2020-14A Class D (3 M ICE LIBOR + 4.300%, Floor 4.300%), 144A 4.476%, 01/25/34@,•	2,500	2,509,140
Venture CLO Ltd., Series 2019-37A Class A1F, 144A 3.657%, 07/15/32@	5,000	5,004,640
TOTAL ASSET BACKED SECURITIES (Cost $68,062,733)		68,338,429

COMMERCIAL MORTGAGE BACKED SECURITIES — 18.8%
Benchmark Mortgage Trust, Series 2019-B9 Class A5 4.016%, 03/15/52	5,000	5,732,155
BHMS, Series 2018-ATLS Class B (1 M ICE LIBOR + 1.500%, Floor 1.500%), 144A 1.573%, 07/15/35@,•	2,000	1,999,965
COMM Mortgage Trust, Series 2014-CR20 Class A3 3.326%, 11/10/47	4,611	4,877,355
FHLMC Multifamily Structured Pass-Through Certificates,
Series K019 Class X1, 1.724%, 03/25/22•	42,957	204,606
Series K043 Class A2, 3.062%, 12/25/24	3,000	3,224,794
Series K058 Class A2, 2.653%, 08/25/26	5,000	5,376,935
Series K094 Class A2, 2.903%, 06/25/29	2,000	2,208,076
Series K107 Class A1, 1.228%, 10/25/29	7,398	7,436,198
Fontainebleau Miami Beach Trust, Series 2019-FBLU Class B, 144A 3.447%, 12/10/36@	2,500	2,629,026
FREMF Mortgage Trust,
Series 2018-K731 Class B, 144A, 4.065%, 02/25/25@,•	6,610	7,165,563
Series 2019-K735 Class B, 144A, 4.155%, 05/25/26@,•	6,000	6,634,462
Series 2012-K17 Class B, 144A, 4.464%, 12/25/44@,•	4,000	4,062,861
Series 2012-K19 Class C, 144A, 4.156%, 05/25/45@,•	4,500	4,594,193
Series 2012-K23 Class C, 144A, 3.782%, 10/25/45@,•	5,000	5,147,446

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Quality Bond Fund
	Par (000)	Value†
COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
Series 2013-K27 Class C, 144A, 3.615%, 01/25/46@,•	$ 3,647	$ 3,781,485
Series 2015-K48 Class B, 144A, 3.765%, 08/25/48@,•	5,000	5,428,506
Series 2016-K52 Class B, 144A, 4.060%, 01/25/49@,•	5,065	5,570,374
Series 2017-K729 Class C, 144A, 3.800%, 11/25/49@,•	2,460	2,602,615
Series 2018-K85 Class C, 144A, 4.463%, 12/25/50@,•	3,500	3,876,838
Series 2019-K102 Class B, 144A, 3.651%, 12/25/51@,•	5,000	5,458,193
Government National Mortgage Association, Series 2011-77 Class D 4.307%, 10/16/45•	133	134,874
Wells Fargo Commercial Mortgage Trust, Series 2019-C51 Class A3 3.055%, 06/15/52	3,000	3,210,146
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $87,590,192)		91,356,666
	Number of Shares
PREFERRED STOCKS — 1.1%
Banks — 0.3%
Wells Fargo & Co.	60,000	1,569,000
Electric — 0.8%
Duke Energy Corp.	134,000	3,694,380
TOTAL PREFERRED STOCKS (Cost $5,084,700)		5,263,380
	Par (000)
CORPORATE BONDS — 45.4%
Aerospace & Defense — 1.5%
General Dynamics Corp. 3.500%, 05/15/25	$ 3,000	3,289,511
The Boeing Co.
2.196%, 02/04/26	2,000	2,020,897
3.250%, 02/01/35	1,950	1,974,564
		7,284,972
Agriculture — 0.7%
Cargill, Inc., 144A 3.250%, 03/01/23@	3,000	3,144,411
Airlines — 2.3%
Delta Air Lines Pass Through Trust, Series 2015-1 Class B 4.250%, 01/30/25	1,911	1,948,068
	Par (000)	Value†

Airlines — (continued)
JetBlue Pass Through Trust, Series 2019-1 Class A 2.950%, 11/15/29	$ 2,817	$ 2,803,798
UAL Pass Through Trust, Series 2007-1 Class A 6.636%, 01/02/24	2,576	2,660,008
United Airlines Pass Through Trust,
Series 2014-1 Class B, 4.750%, 10/11/23	1,327	1,348,683
Series 2016-1 Class AA, 3.100%, 01/07/30	2,446	2,578,437
		11,338,994
Apparel — 0.7%
VF Corp. 2.800%, 04/23/27	3,000	3,204,859
Auto Manufacturers — 0.9%
BMW US Capital LLC, 144A 3.450%, 04/12/23@	4,000	4,202,120
Banks — 3.8%
Allfirst Preferred Capital Trust (3 M ICE LIBOR + 1.500%) 1.684%, 07/15/29•	3,500	3,447,828
JPMorgan Chase & Co.
(3 M ICE LIBOR + 0.500%), 0.676%, 02/01/27•	3,200	3,107,575
(3 M ICE LIBOR + 3.470%), 3.655%µ,•	2,000	2,005,000
KeyCorp. Capital I (3 M ICE LIBOR + 0.740%) 0.885%, 07/01/28•	2,640	2,520,324
NTC Capital I (3 M ICE LIBOR + 0.520%) 0.704%, 01/15/27•	4,595	4,481,356
State Street Corp. (3 M ICE LIBOR + 0.560%) 0.716%, 05/15/28•	2,830	2,729,421
		18,291,504
Beverages — 0.7%
Constellation Brands, Inc. 3.150%, 08/01/29	3,000	3,220,229
Biotechnology — 1.6%
Amgen, Inc.
2.700%, 05/01/22	3,000	3,040,669
2.650%, 05/11/22	2,000	2,034,339
Gilead Sciences, Inc. 1.650%, 10/01/30	3,000	2,903,195
		7,978,203
Building Materials — 2.0%
Builders FirstSource, Inc., 144A 6.750%, 06/01/27@	2,500	2,678,125

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Quality Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Building Materials — (continued)
Martin Marietta Materials, Inc. 4.250%, 07/02/24	$ 3,000	$ 3,270,264
Vulcan Materials Co. 4.500%, 04/01/25	3,565	3,968,682
		9,917,071
Commercial Services — 1.8%
IHS Markit Ltd., 144A 5.000%, 11/01/22@	2,500	2,618,683
The Georgetown University 4.315%, 04/01/49	2,485	3,115,022
University of Southern California 3.028%, 10/01/39	2,820	3,021,608
		8,755,313
Computers — 1.3%
Apple, Inc. 3.850%, 08/04/46	2,493	2,975,049
Dell International LLC/EMC Corp. 5.450%, 06/15/23	3,000	3,254,260
		6,229,309
Diversified Financial Services — 1.1%
Air Lease Corp. 3.750%, 02/01/22	2,000	2,027,008
OneMain Finance Corp. 8.250%, 10/01/23	3,000	3,375,000
		5,402,008
Electric — 3.3%
Edison International 3.550%, 11/15/24	2,000	2,125,970
Louisville Gas and Electric Co. 4.250%, 04/01/49	3,000	3,695,359
Monongahela Power Co., 144A 3.550%, 05/15/27@	2,500	2,756,858
Northern States Power Co. 3.600%, 09/15/47	4,000	4,529,973
Pacific Gas and Electric Co. 4.000%, 12/01/46	3,000	2,809,543
		15,917,703
Food — 3.5%
Kellogg Co. 2.650%, 12/01/23	2,501	2,626,942
Land O' Lakes, Inc., 144A 6.000%, 11/15/22@	3,500	3,691,566
Mars, Inc., 144A 1.625%, 07/16/32@	3,000	2,880,101
Smithfield Foods, Inc., 144A 3.350%, 02/01/22@	3,000	3,042,119
The Hershey Co. 1.700%, 06/01/30	2,000	1,988,819
The J.M. Smucker Co. 3.375%, 12/15/27	2,750	3,017,930
		17,247,477
	Par (000)	Value†

Forest Products & Paper — 0.5%
Georgia-Pacific LLC, 144A 3.163%, 11/15/21@	$ 2,500	$ 2,514,672
Gas — 0.6%
The Brooklyn Union Gas Co., 144A 3.407%, 03/10/26@	2,500	2,697,949
Healthcare Services — 1.0%
Centene Corp.
3.375%, 02/15/30	1,000	1,045,000
2.500%, 03/01/31	2,000	1,972,500
Health Care Service Corp. A Mutual Legal Reserve Co., 144A 2.200%, 06/01/30@	2,000	2,008,200
		5,025,700
Household Products & Wares — 0.5%
Kimberly-Clark Corp. 3.100%, 03/26/30	2,000	2,209,380
Internet — 0.8%
Alibaba Group Holding Ltd.
3.400%, 12/06/27	1,000	1,093,568
2.125%, 02/09/31	3,000	2,951,984
		4,045,552
Investment Companies — 0.7%
Ares Capital Corp. 2.150%, 07/15/26	3,500	3,482,067
Media — 1.8%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.464%, 07/23/22	3,000	3,105,778
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,088,171
Comcast Corp. 3.950%, 10/15/25	4,000	4,483,576
		8,677,525
Oil & Gas — 0.7%
BG Energy Capital PLC, 144A 4.000%, 10/15/21@	1,000	1,010,377
BP Capital Markets PLC 2.500%, 11/06/22	2,500	2,571,250
		3,581,627
Pharmaceuticals — 3.8%
Becton Dickinson and Co. 3.700%, 06/06/27	1,956	2,174,548
Bristol-Myers Squibb Co. 3.400%, 07/26/29	3,000	3,360,186
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	1,000	1,348,918
Johnson & Johnson 3.625%, 03/03/37	3,000	3,506,050

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Quality Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Pharmaceuticals — (continued)
Mead Johnson Nutrition Co. 4.125%, 11/15/25	$ 2,000	$ 2,250,850
Merck & Co., Inc. 3.900%, 03/07/39	2,200	2,607,181
Zoetis, Inc. 4.500%, 11/13/25	3,000	3,400,870
		18,648,603
Pipelines — 1.0%
Energy Transfer LP/Regency Energy Finance Corp. 5.875%, 03/01/22	2,000	2,042,757
MPLX LP (3 M ICE LIBOR + 1.100%) 1.223%, 09/09/22•	3,000	3,001,914
		5,044,671
Real Estate Investment Trusts — 1.9%
Alexandria Real Estate Equities, Inc. 2.000%, 05/18/32	2,000	1,950,821
American Tower Corp. 4.700%, 03/15/22	2,500	2,577,717
Kimco Realty Corp. 2.800%, 10/01/26	3,000	3,190,541
SBA Tower Trust, 144A 1.884%, 07/15/50@	1,500	1,519,296
		9,238,375
Semiconductors — 0.4%
NPX BV/NPX Funding LLC/NXP USA, Inc., 144A 3.150%, 05/01/27@	2,000	2,140,524
Software — 2.3%
Microsoft Corp. 3.041%, 03/17/62	3,265	3,507,665
Roper Technologies, Inc. 1.400%, 09/15/27	1,500	1,476,074
salesforce.com, Inc. 2.700%, 07/15/41	3,000	3,021,977
VMware, Inc. 2.950%, 08/21/22	3,000	3,077,530
		11,083,246
Telecommunications — 2.9%
Crown Castle Towers LLC, 144A 3.663%, 05/15/45@	4,000	4,273,169
Sprint Corp. 7.875%, 09/15/23	3,000	3,408,228
Sprint Spectrum Co., LLC/Sprint Spectrum Co., II LLC/Sprint Spectrum Co., III LLC, 144A 3.360%, 03/20/23@	187	188,438
T-Mobile USA, Inc. 2.625%, 04/15/26	3,000	3,067,500
Verizon Communications, Inc. 2.100%, 03/22/28	3,000	3,064,260
		14,001,595
	Par (000)	Value†

Transportation — 1.3%
BNSF Railway Co. Pass Through Trust, Series 2015-1, 144A 3.442%, 06/16/28@	$ 2,323	$ 2,552,925
Federal Express Corp. Pass Through Trust, Series 1999 7.650%, 07/15/24	131	138,089
Union Pacific Corp. 3.375%, 02/01/35	3,336	3,665,755
		6,356,769
TOTAL CORPORATE BONDS (Cost $213,391,231)		220,882,428

MUNICIPAL BONDS — 1.0%
University of Massachusetts Building Authority, Series 3 2.417%, 11/01/28	4,690	5,015,061
TOTAL MUNICIPAL BONDS (Cost $4,689,959)		5,015,061

RESIDENTIAL MORTGAGE BACKED SECURITIES — 10.1%
Collateralized Mortgage Obligations — 7.3%
Chase Home Lending Mortgage Trust, Series 2019-1 Class A4, 144A 3.500%, 03/25/50@,•	304	304,525
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ3 Class A13, 144A 2.500%, 10/25/50@,•	5,167	5,225,202
JP Morgan Mortgage Trust,
Series 2021-1 Class A3, 144A, 2.500%, 06/25/51@,•	7,423	7,564,165
Series 2021-7 Class A15, 144A, 2.500%, 11/25/51@,•	5,975	6,025,153
Seasoned Credit Risk Transfer Trust, Series 2021-2 Class MBU 2.500%, 11/25/60	3,100	3,157,787
Sequoia Mortgage Trust,
Series 2017-5 Class A1, 144A, 3.500%, 08/25/47@,•	1,466	1,496,138
Series 2017-CH2 Class A1, 144A, 4.000%, 12/25/47@,•	1,262	1,282,717
Series 2020-4 Class A20, 144A, 2.500%, 11/25/50@,•	4,111	4,176,672
Series 2021-5 Class A5, 144A, 2.000%, 07/25/51@,•	4,000	4,044,688
Wells Fargo Mortgage Backed Securities Trust, Series 2020-3 Class A1, 144A 3.000%, 06/25/50@,•	2,362	2,396,723
		35,673,770
Fannie Mae Pool — 1.5%
2.000%, 11/01/40	5,592	5,697,214

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Quality Bond Fund
	Par (000)	Value†
RESIDENTIAL MORTGAGE BACKED SECURITIES — (continued)
Fannie Mae Pool — (continued)
3.500%, 11/01/44	$ 1,451	$ 1,508,997
		7,206,211
Freddie Mac REMICS — 1.3%
Series 4640 Class LG, 3.500%, 09/15/43	5,314	5,376,814
Series 4743 Class PA, 3.500%, 01/15/45	622	624,731
Series 4800 Class KB, 5.000%, 11/15/45	332	334,051
		6,335,596
TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $49,368,397)		49,215,577

U.S. TREASURY OBLIGATIONS — 5.1%
U.S. Treasury Bonds
1.125%, 08/15/40	4,500	3,874,043
2.750%, 08/15/42	1,800	2,029,570
2.875%, 05/15/43	2,150	2,474,264
3.625%, 08/15/43	1,350	1,739,812
U.S. Treasury Inflation Indexed Bonds
0.125%, 07/15/30	2,500	2,759,595
1.000%, 02/15/46	1,972	2,581,343
U.S. Treasury Notes
2.000%, 07/31/22(a)	600	612,281
0.500%, 05/31/27	2,125	2,058,428
0.500%, 06/30/27	4,000	3,871,250
1.625%, 08/15/29	2,950	3,019,486
TOTAL U.S. TREASURY OBLIGATIONS (Cost $24,078,650)		25,020,072
	Number of Shares
SHORT-TERM INVESTMENTS — 4.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $19,715,253)	19,715,253	19,715,253
TOTAL INVESTMENTS — 99.5% (Cost $471,981,115)		$484,806,866
Other Assets & Liabilities — 0.5%		2,412,909
TOTAL NET ASSETS — 100.0%		$ 487,219,775

†	See Security Valuation Note.
@	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At June 30, 2021, the aggregate value of Rule 144A securities was $191,759,175, which represents 39.4% of the Fund’s net assets.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
µ	Perpetual security with no stated maturity date.
(a)	All or portion of securities segregated as collateral for futures contracts.
CLO— Collateralized Loan Obligation.
FHLMC— Federal Home Loan Mortgage Corporation.
ICE— Intercontinental Exchange.
LIBOR— London Interbank Offered Rate.
LLC— Limited Liability Company.
LP— Limited Partnership.
M— Month.
PLC— Public Limited Company.
REMICS— Real Estate Mortgage Investment Conduits.
Country Weightings as of 6/30/2021††
United States	88%
Cayman Islands	10
United Kingdom	1
China	1
Total	100%
††	% of total investments as of June 30, 2021.
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Asset Backed Securities	$ 68,338,429	$ —	$ 68,338,429	$—
Commercial Mortgage Backed Securities	91,356,666	—	91,356,666	—
Preferred Stocks	5,263,380	5,263,380	—	—
Corporate Bonds	220,882,428	—	220,882,428	—
Municipal Bonds	5,015,061	—	5,015,061	—
Residential Mortgage Backed Securities	49,215,577	—	49,215,577	—

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Quality Bond Fund
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. Treasury Obligations	$ 25,020,072	$ —	$ 25,020,072	$—
Short-Term Investments	19,715,253	19,715,253	—	—
Total Investments	$ 484,806,866	$ 24,978,633	$ 459,828,233	$ —
Other Financial Instruments(1)
Futures Contracts	$ 732,151	$ 732,151	$ —	$—
Total Assets—Other Financial Instruments	$ 732,151	$ 732,151	$ —	$ —
LIABILITIES TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Futures Contracts	$(563,802)	$(563,802)	$—	$—
Total Liabilities—Other Financial Instruments	$ (563,802)	$ (563,802)	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Futures contracts held by the Fund at June 30, 2021 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	U.S. Treasury 2 Year Note	09/30/2021	818	2,000	$ 110	$180,222,015	$ —	$ (327,370)
Long	U.S. Treasury 5 Year Note	09/30/2021	80	1,000	123	9,874,375	—	(37,021)
Long	U.S. Treasury 10 Year Note	09/21/2021	40	1,000	133	5,300,000	16,173	—
Long	U.S. Treasury Ultra Bond	09/21/2021	104	1,000	193	20,039,500	715,978	—
							$ 732,151	$(364,391)

Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Short	U.S. Treasury 10 Year Ultra Note	09/21/2021	(100)	1,000	$147	$(14,720,313)	$ —	$ (199,411)
							$ —	$ (199,411)
							$732,151	$(563,802)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
High Yield Bond Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — 1.5%
Benefit Street Partners CLO II Ltd., Series 2013-IIA Class CR (3 M ICE LIBOR + 3.700%), 144A 3.884%, 07/15/29@,•	$1,050	$ 1,029,797
First Eagle BSL CLO Ltd., Series 2019-1A Class C (3 M ICE LIBOR + 4.350%, Floor 4.350%), 144A 4.538%, 01/20/33@,•	1,500	1,503,481
TOTAL ASSET BACKED SECURITIES (Cost $2,506,376)		2,533,278
	Number of Shares
COMMON STOCKS — 0.3%
Entertainment — 0.0%
New Cotai Participation, Class B(1),*	1	0
Oil & Gas — 0.3%
Denbury, Inc.*	6,960	534,389
TOTAL COMMON STOCKS (Cost $152,985)		534,389

PREFERRED STOCKS — 1.3%
Gas — 0.6%
UGI Corp. CONV	8,800	938,080
Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. (Escrow) CONV.(1),*	725	0
Pipelines — 0.7%
Targa Resources Corp. CONV	1,175	1,263,421
TOTAL PREFERRED STOCKS (Cost $2,072,654)		2,201,501
	Par (000)
CORPORATE BONDS — 87.2%
Aerospace & Defense — 1.4%
Howmet Aerospace, Inc. 6.875%, 05/01/25	$ 700	814,786
TransDigm, Inc., 144A 6.250%, 03/15/26@	1,400	1,477,000
		2,291,786
Airlines — 4.1%
American Airlines, Inc., 144A 11.750%, 07/15/25@	700	878,500
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 144A 5.750%, 04/20/29@	1,400	1,511,426
	Par (000)	Value†

Airlines — (continued)
Delta Air Lines, Inc./SkyMiles IP Ltd., 144A 4.750%, 10/20/28@	$ 700	$ 778,685
JetBlue Airways Corp. Pass Through Trust, Series 2020-1 Class B 7.750%, 05/15/30	1,327	1,545,346
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 144A 6.500%, 06/20/27@	700	770,700
United Airlines, Inc. Pass-Through Trust,
Series 2020-1 Class B, 4.875%, 07/15/27	679	720,454
Series 2020-1 Class A, 5.875%, 04/15/29	666	739,351
		6,944,462
Apparel — 0.9%
Hanesbrands, Inc., 144A 5.375%, 05/15/25@	700	741,125
The William Carter Co., 144A 5.500%, 05/15/25@	700	740,607
		1,481,732
Auto Manufacturers — 1.3%
Ford Motor Co. 8.500%, 04/21/23	1,200	1,339,140
Ford Motor Credit Co., LLC 5.125%, 06/16/25	700	770,875
		2,110,015
Auto Parts & Equipment — 2.3%
Adient U.S. LLC, 144A 9.000%, 04/15/25@	1,050	1,156,312
Clarios Global LP/Clarios US Finance Co., 144A 8.500%, 05/15/27@	1,050	1,144,710
Tenneco, Inc., 144A 7.875%, 01/15/29@	770	869,623
The Goodyear Tire & Rubber Co., 144A 5.000%, 07/15/29@	700	732,900
		3,903,545
Beverages — 0.4%
Triton Water Holdings, Inc., 144A 6.250%, 04/01/29@	700	701,750
Building Materials — 1.3%
Builders FirstSource, Inc., 144A 6.750%, 06/01/27@	1,000	1,071,250
Summit Materials LLC/Summit Materials Finance Corp., 144A 6.500%, 03/15/27@	1,100	1,164,328
		2,235,578

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
High Yield Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Chemicals — 1.4%
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 144A 4.750%, 06/15/27@	$ 700	$ 733,250
Olin Corp., 144A 9.500%, 06/01/25@	700	871,500
Tronox, Inc., 144A 6.500%, 05/01/25@	700	740,803
		2,345,553
Commercial Services — 4.6%
ASGN, Inc., 144A 4.625%, 05/15/28@	700	733,229
Bidfair Holdings, Inc., 144A 5.875%, 06/01/29@	1,400	1,421,000
Jaguar Holding Co. II/PPD Development LP, 144A 5.000%, 06/15/28@	1,250	1,354,900
Metis Merger Sub LLC, 144A 6.500%, 05/15/29@	700	693,185
NESCO Holdings II, Inc., 144A 5.500%, 04/15/29@	700	730,625
Nielsen Finance LLC/Nielsen Finance Co., 144A 5.625%, 10/01/28@	700	739,690
Service Corp. International 7.500%, 04/01/27	1,750	2,126,250
		7,798,879
Computers — 0.9%
NCR Corp.
144A, 5.750%, 09/01/27@	750	793,594
144A, 5.125%, 04/15/29@	700	721,875
		1,515,469
Distribution & Wholesale — 0.6%
IAA, Inc., 144A 5.500%, 06/15/27@	1,000	1,049,720
Diversified Financial Services — 1.2%
Midcap Financial Issuer Trust, 144A 6.500%, 05/01/28@	875	915,722
OneMain Finance Corp. 8.250%, 10/01/23	1,050	1,181,250
		2,096,972
Electric — 1.3%
FirstEnergy Corp. 4.400%, 07/15/27	1,210	1,315,875
Talen Energy Supply LLC, 144A 7.625%, 06/01/28@	560	523,998
Vistra Operations Co., LLC, 144A 4.375%, 05/01/29@	350	351,750
		2,191,623
	Par (000)	Value†

Electrical Components & Equipment — 0.5%
WESCO Distribution, Inc.
144A, 7.125%, 06/15/25@	$ 350	$ 378,245
144A, 7.250%, 06/15/28@	350	389,848
		768,093
Electronics — 0.9%
Imola Merger Corp., 144A 4.750%, 05/15/29@	1,400	1,440,250
Energy-Alternate Sources — 0.9%
TerraForm Power Operating LLC, 144A 5.000%, 01/31/28@	1,500	1,588,125
Entertainment — 3.8%
Affinity Gaming, 144A 6.875%, 12/15/27@	1,200	1,273,500
Churchill Downs, Inc., 144A 5.500%, 04/01/27@	750	781,542
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 144A 10.500%, 02/15/23@	1,050	1,094,468
Everi Holdings, Inc., 144A 5.000%, 07/15/29@	700	718,375
Lions Gate Capital Holdings LLC, 144A 5.500%, 04/15/29@	700	735,875
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 144A 4.875%, 05/01/29@	700	700,875
Scientific Games International, Inc., 144A 7.000%, 05/15/28@	1,050	1,147,125
		6,451,760
Environmental Control — 1.6%
Clean Harbors, Inc.
144A, 4.875%, 07/15/27@	750	785,625
144A, 5.125%, 07/15/29@	750	815,625
Waste Pro USA, Inc., 144A 5.500%, 02/15/26@	1,000	1,032,250
		2,633,500
Food — 2.6%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 144A 4.625%, 01/15/27@	1,050	1,097,985
JBS USA LUX S.A./JBS USA Finance, Inc., 144A 6.750%, 02/15/28@	1,400	1,538,250
Post Holdings, Inc., 144A 5.750%, 03/01/27@	1,000	1,046,250

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
High Yield Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Food — (continued)
SEG Holding LLC/SEG Finance Corp., 144A 5.625%, 10/15/28@	$ 700	$ 734,790
		4,417,275
Food Service — 0.4%
Aramark Services, Inc., 144A 6.375%, 05/01/25@	700	743,750
Gas — 0.6%
NiSource, Inc. (UST Yield Curve CMT 5 Yr + 2.843%) 5.650%µ,•	1,000	1,066,250
Healthcare Products — 1.2%
Avantor Funding, Inc., 144A 4.625%, 07/15/28@	750	791,828
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics S.A., 144A 7.375%, 06/01/25@	1,120	1,202,600
		1,994,428
Healthcare Services — 5.3%
Acadia Healthcare Co., Inc., 144A 5.500%, 07/01/28@	700	747,250
Catalent Pharma Solutions, Inc., 144A 5.000%, 07/15/27@	1,160	1,212,154
Centene Corp. 4.250%, 12/15/27	1,050	1,106,437
Charles River Laboratories International, Inc., 144A 4.250%, 05/01/28@	1,050	1,085,438
CHS/Community Health Systems, Inc., 144A 8.000%, 12/15/27@	1,050	1,168,177
HCA, Inc. 5.875%, 02/15/26	1,575	1,822,078
IQVIA, Inc., 144A 5.000%, 10/15/26@	1,000	1,032,500
Tenet Healthcare Corp. 6.875%, 11/15/31	700	794,500
		8,968,534
Home Builders — 0.9%
Meritage Homes Corp., 144A 3.875%, 04/15/29@	700	724,500
Williams Scotsman International, Inc., 144A 4.625%, 08/15/28@	700	722,890
		1,447,390
Home Furnishings — 0.5%
WASH Multifamily Acquisition, Inc., 144A 5.750%, 04/15/26@	875	913,588
	Par (000)	Value†

Internet — 0.9%
Go Daddy Operating Co., LLC/GD Finance Co., Inc., 144A 5.250%, 12/01/27@	$ 1,400	$ 1,470,000
Investment Companies — 0.4%
Compass Group Diversified Holdings LLC, 144A 5.250%, 04/15/29@	700	729,750
Iron & Steel — 0.8%
Cleveland-Cliffs, Inc., 144A 9.875%, 10/17/25@	1,200	1,406,412
Leisure Time — 0.4%
MajorDrive Holdings IV LLC, 144A 6.375%, 06/01/29@	700	698,250
Machinery — Construction & Mining — 0.4%
Terex Corp., 144A 5.000%, 05/15/29@	700	729,750
Machinery — Diversified — 2.4%
Granite US Holdings Corp., 144A 11.000%, 10/01/27@	1,050	1,170,750
RBS Global, Inc./Rexnord LLC, 144A 4.875%, 12/15/25@	1,500	1,530,000
Stevens Holding Co., Inc., 144A 6.125%, 10/01/26@	1,200	1,287,000
		3,987,750
Media — 4.6%
Audacy Capital Corp., 144A 6.750%, 03/31/29@	700	726,330
CCO Holdings LLC/CCO Holdings Capital Corp., 144A 5.125%, 05/01/27@	1,000	1,048,900
CSC Holdings LLC, 144A 6.500%, 02/01/29@	2,150	2,381,340
Gray Television, Inc., 144A 4.750%, 10/15/30@	700	697,571
iHeartCommunications, Inc., 144A 5.250%, 08/15/27@	700	731,780
Nexstar Broadcasting, Inc., 144A 5.625%, 07/15/27@	700	742,000
Sinclair Television Group, Inc., 144A 5.125%, 02/15/27@	700	702,625
Urban One, Inc., 144A 7.375%, 02/01/28@	700	756,000
		7,786,546
Mining — 1.6%
Alcoa Nederland Holding BV, 144A 7.000%, 09/30/26@	1,000	1,045,000
Arconic Corp., 144A 6.125%, 02/15/28@	875	938,630

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
High Yield Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Mining — (continued)
Freeport-McMoRan, Inc. 5.000%, 09/01/27	$ 700	$ 739,375
		2,723,005
Miscellaneous Manufacturing — 0.9%
FXI Holdings, Inc., 144A 12.250%, 11/15/26@	1,293	1,488,566
Oil & Gas — 10.3%
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
144A, 8.250%, 12/31/28@	700	770,000
144A, 5.875%, 06/30/29@	700	700,000
Chesapeake Energy Corp., 144A 5.875%, 02/01/29@	1,500	1,623,682
Comstock Resources, Inc., 144A 6.750%, 03/01/29@	1,750	1,864,152
Continental Resources, Inc., 144A 5.750%, 01/15/31@	1,050	1,257,690
CrownRock LP/CrownRock Finance, Inc., 144A 5.000%, 05/01/29@	700	735,175
Encino Acquisition Partners Holdings LLC, 144A 8.500%, 05/01/28@	1,400	1,428,000
EQT Corp., 144A 3.625%, 05/15/31@	1,120	1,167,600
Northern Oil & Gas, Inc., 144A 8.125%, 03/01/28@	1,400	1,508,500
Occidental Petroleum Corp. 6.125%, 01/01/31	1,050	1,232,438
Parkland Corp., 144A 5.875%, 07/15/27@	1,150	1,225,751
Range Resources Corp., 144A 8.250%, 01/15/29@	1,120	1,262,800
SM Energy Co. 6.500%, 07/15/28	700	719,264
Southwestern Energy Co. 8.375%, 09/15/28	1,050	1,186,500
Teine Energy Ltd., 144A 6.875%, 04/15/29@	700	718,375
		17,399,927
Oil & Gas Services — 0.4%
Archrock Partners LP/Archrock Partners Finance Corp., 144A 6.875%, 04/01/27@	700	742,875
Packaging and Containers — 2.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 144A 5.250%, 08/15/27@	700	714,000
Berry Global, Inc., 144A 5.625%, 07/15/27@	750	793,192
	Par (000)	Value†

Packaging and Containers — (continued)
Graham Packaging Co., Inc., 144A 7.125%, 08/15/28@	$ 700	$ 754,250
Mauser Packaging Solutions Holding Co., 144A 8.500%, 04/15/24@	1,575	1,630,125
		3,891,567
Pharmaceuticals — 3.6%
Bausch Health Americas, Inc., 144A 8.500%, 01/31/27@	1,200	1,304,280
Bausch Health Cos., Inc., 144A 4.875%, 06/01/28@	1,050	1,072,313
Elanco Animal Health, Inc. 5.900%, 08/28/28	1,050	1,228,783
Jazz Securities DAC, 144A 4.375%, 01/15/29@	1,400	1,451,520
Organon & Co./Organon Foreign Debt Co-Issuer BV, 144A 5.125%, 04/30/31@	1,050	1,081,710
		6,138,606
Pipelines — 2.3%
Cheniere Energy, Inc.
144A, 4.625%, 10/15/28@	1,200	1,266,000
4.250%, 03/15/45	525	442,159
NGL Energy Operating LLC/NGL Energy Finance Corp., 144A 7.500%, 02/01/26@	1,050	1,102,500
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 144A 7.500%, 10/01/25@	1,050	1,149,750
		3,960,409
Real Estate — 2.4%
Greystar Real Estate Partners LLC, 144A 5.750%, 12/01/25@	750	771,000
Realogy Group LLC/Realogy Co-Issuer Corp.
144A, 7.625%, 06/15/25@	1,050	1,138,935
144A, 9.375%, 04/01/27@	1,050	1,166,697
The Howard Hughes Corp., 144A 5.375%, 08/01/28@	875	928,926
		4,005,558
Real Estate Investment Trusts — 1.3%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.750%, 02/01/27	1,000	1,112,620
MPT Operating Partnership LP/MPT Finance Corp. 5.000%, 10/15/27	1,050	1,110,900
		2,223,520

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
High Yield Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Retail — 5.7%
Bed Bath & Beyond, Inc. 4.915%, 08/01/34	$ 1,550	$ 1,480,110
Bloomin' Brands, Inc./OSI Restaurant Partners LLC, 144A 5.125%, 04/15/29@	875	899,063
Ferrellgas LP/Ferrellgas Finance Corp., 144A 5.375%, 04/01/26@	1,050	1,040,813
Ken Garff Automotive LLC, 144A 4.875%, 09/15/28@	700	714,000
L Brands, Inc., 144A 6.625%, 10/01/30@	700	808,500
Lithia Motors, Inc., 144A 3.875%, 06/01/29@	700	725,585
Murphy Oil USA, Inc. 5.625%, 05/01/27	1,050	1,107,750
QVC, Inc. 4.750%, 02/15/27	750	794,745
Suburban Propane Partners LP/Suburban Energy Finance Corp., 144A 5.000%, 06/01/31@	775	793,406
Yum! Brands, Inc., 144A 7.750%, 04/01/25@	1,200	1,305,000
		9,668,972
Semiconductors — 0.7%
Sensata Technologies BV, 144A 5.625%, 11/01/24@	1,000	1,111,250
Software — 0.7%
ACI Worldwide, Inc., 144A 5.750%, 08/15/26@	750	786,563
Elastic NV, 144A 4.125%, 07/15/29@	350	350,000
		1,136,563
Telecommunications — 4.2%
CommScope, Inc., 144A 7.125%, 07/01/28@	700	758,625
Connect Finco SARL/Connect US Finco LLC, 144A 6.750%, 10/01/26@	1,050	1,111,404
Frontier Communications Holdings LLC, 144A 5.875%, 10/15/27@	1,050	1,124,812
Hughes Satellite Systems Corp. 5.250%, 08/01/26	1,000	1,120,000
Level 3 Financing, Inc., 144A 4.625%, 09/15/27@	1,050	1,089,816
T-Mobile USA, Inc., 144A 3.500%, 04/15/31@	700	724,213
	Par (000)	Value†

Telecommunications — (continued)
Viasat, Inc., 144A 5.625%, 04/15/27@	$1,050	$ 1,096,022
		7,024,892
TOTAL CORPORATE BONDS (Cost $140,441,257)		147,424,195

LOAN AGREEMENTS‡ — 2.7%
Airlines — 0.5%
American Airlines, Inc. (3 M LIBOR + 4.750%) 5.500%, 04/20/28•	700	729,225
Auto Parts & Equipment — 1.0%
Adient US LLC 0.000%, 04/10/28×	700	699,783
Clarios Global LP (1 M LIBOR + 3.250%) 3.354%, 04/30/26•	984	974,117
		1,673,900
Entertainment — 0.6%
Scientific Games International, Inc. 0.000%, 08/14/24×	1,047	1,039,446
Machinery — Diversified — 0.6%
Granite US Holdings Corp. (3 M LIBOR + 4.000%) 4.147%, 09/30/26(1),•	1,032	1,034,442
TOTAL LOAN AGREEMENTS (Cost $4,440,274)		4,477,013
	Number of Shares
SHORT-TERM INVESTMENTS — 5.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $8,559,442)	8,559,442	8,559,442
TOTAL INVESTMENTS — 98.1% (Cost $158,172,988)		$ 165,729,818
Other Assets & Liabilities — 1.9%		3,274,844
TOTAL NET ASSETS — 100.0%		$ 169,004,662

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
High Yield Bond Fund

†	See Security Valuation Note.
@	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At June 30, 2021, the aggregate value of Rule 144A securities was $122,340,237, which represents 72.4% of the Fund’s net assets.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
*	Non-income producing security.
µ	Perpetual security with no stated maturity date.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at June 30, 2021. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
×	This loan will settle after June 30, 2021, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
CLO— Collateralized Loan Obligation.
CMT— Constant Maturity Treasury.
CONV— Convertible Security.
ICE— Intercontinental Exchange.
LIBOR— London Interbank Offered Rate.
LLC— Limited Liability Company.
LP— Limited Partnership.
M— Month.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
UST— US Treasury.
Yr— Year.

Country Weightings as of 6/30/2021††
United States	95%
Cayman Islands	2
Ireland	1
Canada	1
Netherlands	1
Total	100%
††	% of total investments as of June 30, 2021.
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Asset Backed Securities	$ 2,533,278	$ —	$ 2,533,278	$ —
Common Stocks	534,389	534,389	—	—
Preferred Stocks	2,201,501	2,201,501	—	—
Corporate Bonds	147,424,195	—	147,424,195	—
Loan Agreements	4,477,013	—	3,442,571	1,034,442
Short-Term Investments	8,559,442	8,559,442	—	—
Total Investments	$ 165,729,818	$ 11,295,332	$ 153,400,044	$ 1,034,442
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Flexibly Managed Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — 0.3%
Continental Airlines Pass Through Trust, Series 2012-1, Class A, 4.150%, 10/11/25	$ 1,340	$ 1,423,271
Domino's Pizza Master Issuer LLC,
Series 2017-1A A23, 144A, 4.118%, 07/25/47@	4,852	5,236,292
Series 2018-1A A2I, 144A, 4.116%, 07/25/48@	4,558	4,753,258
Series 2019-1A A2, 144A, 3.668%, 10/25/49@	2,187	2,366,519
TOTAL ASSET BACKED SECURITIES (Cost $12,893,273)		13,779,340
	Number of Shares
COMMON STOCKS — 71.1%
Aerospace & Defense — 0.8%
Lockheed Martin Corp.	28,800	10,896,480
Northrop Grumman Corp.	33,100	12,029,533
Teledyne Technologies, Inc.*	39,632	16,599,071
		39,525,084
Banks — 4.2%
Bank of America Corp.	1,457,007	60,072,399
The PNC Financial Services Group, Inc.	847,141	161,600,617
		221,673,016
Beverages — 1.4%
Keurig Dr Pepper, Inc.	1,215,530	42,835,277
PepsiCo, Inc.	87,400	12,950,058
The Coca-Cola Co.	294,100	15,913,751
		71,699,086
Commercial Services — 2.3%
FleetCor Technologies, Inc.*	205,316	52,573,215
Global Payments, Inc.	356,376	66,834,755
		119,407,970
Diversified Financial Services — 3.6%
CME Group, Inc.	41,400	8,804,952
Intercontinental Exchange, Inc.	366,824	43,542,009
Visa, Inc., Class A	584,303	136,621,727
		188,968,688
Electric — 7.0%
Ameren Corp.	1,086,266	86,944,731
American Electric Power Co., Inc.	1,420,522	120,161,956
CMS Energy Corp.	347,306	20,518,838
Duke Energy Corp.	1,431	141,268
Exelon Corp.	1,515,854	67,167,491
Public Service Enterprise Group, Inc.	1,203,084	71,872,238
		366,806,522
Electronics — 0.9%
TE Connectivity Ltd.	343,172	46,400,286
	Number of Shares	Value†

Environmental Control — 1.4%
Waste Connections, Inc.	575,475	$ 68,728,979
Waste Management, Inc.	42,300	5,926,653
		74,655,632
Food — 0.1%
Mondelez International, Inc., Class A	85,500	5,338,620
Gas — 0.9%
NiSource, Inc.	1,925,428	47,172,986
Healthcare Products — 7.6%
Danaher Corp.	597,969	160,470,961
Envista Holdings Corp.*	175,138	7,567,713
Medtronic PLC	41,800	5,188,634
PerkinElmer, Inc.	481,902	74,410,488
Thermo Fisher Scientific, Inc.	302,458	152,580,987
		400,218,783
Healthcare Services — 5.6%
Humana, Inc.	327,264	144,886,318
UnitedHealth Group, Inc.	374,029	149,776,173
		294,662,491
Insurance — 4.1%
Arthur J. Gallagher & Co.	238,309	33,382,325
Marsh & McLennan Cos., Inc.	1,282,545	180,428,430
		213,810,755
Internet — 10.2%
Alphabet, Inc., Class A*	11,480	28,031,749
Alphabet, Inc., Class C*	64,709	162,181,461
Amazon.com, Inc.*	85,337	293,572,934
Facebook, Inc., Class A*	151,569	52,702,057
		536,488,201
Lodging — 1.3%
Hilton Worldwide Holdings, Inc.*	277,145	33,429,230
Marriott International, Inc., Class A*	238,304	32,533,262
		65,962,492
Machinery — Diversified — 0.7%
Ingersoll Rand, Inc.*	782,410	38,189,432
Miscellaneous Manufacturing — 4.3%
General Electric Co.	16,739,433	225,312,768
Pharmaceuticals — 1.0%
Becton Dickinson and Co.	211,324	51,391,884
Retail — 2.9%
McDonald's Corp.	46,300	10,694,837
Ross Stores, Inc.	20,200	2,504,800
Yum! Brands, Inc.	1,215,120	139,775,254
		152,974,891
Semiconductors — 0.2%
NXP Semiconductors N.V.	51,600	10,615,152
Software — 10.3%
Fiserv, Inc.*	819,788	87,627,139

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Flexibly Managed Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Microsoft Corp.	1,236,186	$ 334,882,788
Roper Technologies, Inc.	78,572	36,944,554
salesforce.com, Inc.*	322,134	78,687,672
		538,142,153
Telecommunications — 0.3%
Cisco Systems, Inc.	322,200	17,076,600
TOTAL COMMON STOCKS (Cost $2,825,022,001)		3,726,493,492

REAL ESTATE INVESTMENT TRUSTS — 0.1%
Diversified — 0.1%
American Tower Corp. (Cost $5,925,963)	27,495	7,427,499

PREFERRED STOCKS — 1.9%
Auto Manufacturers — 0.4%
Waymo LLC, Series A-2, CONV(1),*,#	245,568	22,523,988
Diversified Financial Services — 0.0%
The Charles Schwab Corp., Series D	12,000	304,440
Electric — 1.0%
Alabama Power Co., Series A	33,614	903,544
American Electric Power Co., Inc., CONV	132,344	6,502,061
CMS Energy Corp., 2078	434,600	11,868,926
CMS Energy Corp., 2079	577,700	16,013,844
DTE Energy Co., Series E	198,691	5,267,298
Duke Energy Corp.	58,171	1,603,775
SCE Trust III, Series H (3 M ICE LIBOR + 2.990%)	8,337	211,343
SCE Trust IV, Series J (3 M ICE LIBOR + 3.132%)	311,544	7,757,446
		50,128,237
Gas — 0.3%
NiSource, Inc., CONV	83,587	8,590,236
NiSource, Inc., Series B (UST Yield Curve CMT 5 Yr + 3.632%)	293,640	8,415,722
		17,005,958
Internet — 0.2%
Aurora Innovation, Inc., Series B, CONV(1),*,#	354,540	6,969,109
TOTAL PREFERRED STOCKS (Cost $87,527,934)		96,931,732
Par (000)
CORPORATE BONDS — 8.6%
Airlines — 0.4%
Delta Air Lines, Inc./SkyMiles IP Ltd.
144A, 4.500%, 10/20/25@	$7,490	8,051,395
	Par (000)	Value†

Airlines — (continued)
144A, 4.750%, 10/20/28@	$ 4,165	$ 4,633,176
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 144A 6.500%, 06/20/27@	4,500	4,954,500
U.S. Airways Pass Through Trust,
Series 2013-1 Class B, 5.375%, 05/15/23	3	3,249
Series 2010-1 Class A, 6.250%, 10/22/24	875	890,049
Series 2012-2 Class A, 4.625%, 12/03/26	147	147,654
Series 2013-1 Class B, 3.950%, 05/15/27	3	2,747
		18,682,770
Auto Parts & Equipment — 0.1%
Clarios Global LP, 144A 6.750%, 05/15/25@	714	760,396
Clarios Global LP/Clarios US Finance Co.
144A, 6.250%, 05/15/26@	1,304	1,388,760
144A, 8.500%, 05/15/27@	1,435	1,564,437
		3,713,593
Banks — 0.2%
State Street Corp., Series F (3 M ICE LIBOR + 3.597%) 3.716%µ,•	1,454	1,455,163
The Bank of New York Mellon Corp., Series E (3 M ICE LIBOR + 3.420%) 3.555%µ,•	5,000	5,036,250
The PNC Financial Services Group, Inc., Series S (3 M ICE LIBOR + 3.300%) 5.000%µ,•	5,235	5,823,938
		12,315,351
Building Materials — 0.0%
Lennox International, Inc. 3.000%, 11/15/23	760	796,419
Commercial Services — 0.0%
Korn Ferry, 144A 4.625%, 12/15/27@	1,405	1,459,444
Entertainment — 1.4%
Cedar Fair LP 5.250%, 07/15/29	8,321	8,570,630
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp.
5.375%, 06/01/24	12,146	12,274,991
144A, 5.500%, 05/01/25@	1,150	1,200,313
5.375%, 04/15/27	7,825	8,059,750
144A, 6.500%, 10/01/28@	6,445	6,944,487

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Flexibly Managed Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Entertainment — (continued)
Six Flags Entertainment Corp.
144A, 4.875%, 07/31/24@	$ 17,838	$ 17,904,892
144A, 5.500%, 04/15/27@	11,079	11,426,105
Six Flags Theme Parks, Inc., 144A 7.000%, 07/01/25@	6,684	7,203,347
		73,584,515
Gas — 0.1%
NiSource, Inc. (UST Yield Curve CMT 5 Yr + 2.843%) 5.650%µ,•	5,825	6,210,906
Healthcare Products — 0.1%
Avantor Funding, Inc., 144A 4.625%, 07/15/28@	2,975	3,140,916
Teleflex, Inc. 4.625%, 11/15/27	2,880	3,067,747
		6,208,663
Healthcare Services — 0.1%
Hadrian Merger Sub, Inc. 8.500%, 05/01/26@	4,260	4,441,050
Surgery Center Holdings, Inc. 10.000%, 04/15/27@	1,700	1,865,750
		6,306,800
Insurance — 0.9%
Acrisure LLC/Acrisure Finance, Inc., 144A 7.000%, 11/15/25@	8,275	8,440,500
AmWINS Group, Inc., 144A 7.750%, 07/01/26@	7,760	8,230,644
HUB International Ltd., 144A 7.000%, 05/01/26@	21,702	22,506,927
USI, Inc., 144A 6.875%, 05/01/25@	9,289	9,405,391
		48,583,462
Internet — 1.9%
Netflix, Inc.
5.500%, 02/15/22	1,100	1,127,500
5.875%, 02/15/25	6,510	7,522,826
4.375%, 11/15/26	15,365	17,473,385
4.875%, 04/15/28	18,975	22,034,719
5.875%, 11/15/28	25,660	31,495,854
6.375%, 05/15/29	13,850	17,689,912
144A, 4.875%, 06/15/30@	390	463,827
Photo Holdings Merger Sub, Inc., 144A 8.500%, 10/01/26@	1,560	1,710,150
		99,518,173
Leisure Time — 0.1%
Life Time, Inc., 144A 5.750%, 01/15/26@	4,539	4,704,129
	Par (000)	Value†

Lodging — 0.0%
Marriott International, Inc. 3.125%, 06/15/26	$ 1,290	$ 1,370,253
Machinery — Diversified — 0.1%
Welbilt, Inc. 9.500%, 02/15/24	3,543	3,710,230
Xylem, Inc. 4.875%, 10/01/21	415	419,526
		4,129,756
Media — 1.0%
Altice Financing S.A., 144A 7.500%, 05/15/26@	5,070	5,279,391
CCO Holdings LLC/CCO Holdings Capital Corp.
144A, 4.000%, 03/01/23@	5,250	5,295,937
144A, 5.125%, 05/01/27@	15,425	16,179,282
144A, 5.000%, 02/01/28@	22,611	23,724,357
Sirius XM Radio, Inc.
144A, 3.875%, 08/01/22@	630	631,134
5.000%, 08/01/27@	685	717,709
		51,827,810
Miscellaneous Manufacturing — 0.6%
General Electric Co., Series D (3 M ICE LIBOR + 3.330%) 3.449%µ,•	32,300	31,767,050
Pharmaceuticals — 0.1%
Elanco Animal Health, Inc. 4.912%, 08/27/21	4,820	4,838,677
Real Estate Investment Trusts — 0.2%
SBA Communications Corp.
4.875%, 09/01/24	5,210	5,301,175
3.875%, 02/15/27	2,085	2,141,097
		7,442,272
Retail — 1.0%
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 144A 4.750%, 06/01/27@	19,200	20,088,000
Yum! Brands, Inc.
3.750%, 11/01/21	11,455	11,469,319
3.875%, 11/01/23	4,905	5,150,250
144A, 7.750%, 04/01/25@	1,035	1,125,563
144A, 4.750%, 01/15/30@	1,300	1,407,263
6.875%, 11/15/37	3,540	4,389,600
5.350%, 11/01/43	8,185	8,696,562
		52,326,557
Semiconductors — 0.1%
Sensata Technologies BV
144A, 4.875%, 10/15/23@	2,595	2,781,870
144A, 5.625%, 11/01/24@	880	977,900

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Flexibly Managed Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Semiconductors — (continued)
144A, 5.000%, 10/01/25@	$ 3,150	$ 3,504,375
		7,264,145
Software — 0.1%
Clarivate Science Holdings Corp.
3.875%, 06/30/28@	2,585	2,598,080
4.875%, 06/30/29@	795	815,869
		3,413,949
Telecommunications — 0.1%
Altice France Holding S.A., 144A 10.500%, 05/15/27@	4,865	5,406,231
TOTAL CORPORATE BONDS (Cost $417,207,593)		451,870,925

LOAN AGREEMENTS‡ — 10.3%
Airlines — 0.7%
Delta Air Lines, Inc. (3 M ICE LIBOR + 3.750%) 4.750%, 10/20/27•	10,040	10,599,128
Mileage Plus Holdings LLC (3 M ICE LIBOR + 5.250%) 6.250%, 06/21/27•	24,765	26,428,217
		37,027,345
Chemicals — 0.0%
HB Fuller Co. (1 M ICE LIBOR + 2.000%) 2.093%, 10/20/24•	1,240	1,239,538
Commercial Services — 0.2%
CoreLogic, Inc.
(1 M ICE LIBOR + 3.500%), 4.000%, 06/04/28•	8,860	8,828,990
(1 M ICE LIBOR + 6.500%), 7.000%, 06/04/29(1),•	665	668,325
		9,497,315
Cosmetics & Personal Care — 0.3%
Sunshine Luxembourg VII Sarl (3 M ICE LIBOR + 3.750%) 4.500%, 10/01/26•	13,873	13,915,197
Entertainment — 0.5%
Alpha TopCo., Ltd. - Delta 2 (Lux) Sarl (1 M ICE LIBOR + 2.500%) 3.500%, 02/01/24•	22,740	22,601,514
SeaWorld Parks & Entertainment, Inc. (1 M ICE LIBOR + 3.000%) 3.750%, 04/01/24•	2,994	2,971,592
		25,573,106
Environmental Control — 0.2%
Filtration Group Corp.
(1 M ICE LIBOR + 3.750%), 4.500%, 03/29/25•	1,057	1,057,013
	Par (000)	Value†

Environmental Control — (continued)
(1 M ICE LIBOR + 3.000%), 3.104%, 03/31/25•	$ 3,034	$ 3,006,685
(3 M ICE LIBOR + 3.500%), 3.500%, 03/31/25•	5,607	6,596,443
		10,660,141
Healthcare Products — 0.0%
CPI Holdco LLC (1 M ICE LIBOR + 3.750%) 3.854%, 11/04/26•	2,299	2,300,151
Healthcare Services — 0.9%
ADMI Corp.
0.000%, 12/23/27×	6,690	6,677,490
(1 M ICE LIBOR + 2.750%), 3.250%, 12/23/27•	6,030	5,958,313
Heartland Dental LLC
(1 M ICE LIBOR + 3.500%), 3.604%, 04/30/25•	18,149	17,922,559
(1 M ICE LIBOR + 4.000%), 4.073%, 04/30/25•	1,775	1,770,562
Loire US Holdco 1, Inc. (1 M ICE LIBOR + 3.000%) 3.104%, 04/21/27•	12,341	12,124,852
Pacific Dental Services, Inc. (1 M ICE LIBOR + 3.500%) 4.250%, 05/05/28•	1,560	1,562,933
		46,016,709
Household Products & Wares — 0.0%
Prestige Brands, Inc. (3 M ICE LIBOR + 2.000%) 4.250%, 01/26/24•	155	155,514
Insurance — 3.3%
Alliant Holdings Intermediate LLC
(1 M ICE LIBOR + 3.250%), 3.354%, 05/09/25•	9,086	8,983,201
(1 M ICE LIBOR + 3.250%), 3.354%, 05/09/25•	4,407	4,356,185
(1 M ICE LIBOR + 3.750%), 4.250%, 11/05/27•	7,867	7,872,977
HIG Finance 2 Limited 0.000%, 11/12/27×	5,005	5,017,317
HUB International Ltd.
(3 M ICE LIBOR + 2.750%), 2.965%, 04/25/25•	74,072	73,212,345
(3 M ICE LIBOR + 3.250%), 4.000%, 04/25/25•	29,644	29,623,084
Ryan Specialty Group LLC (1 M ICE LIBOR + 3.000%) 3.750%, 09/01/27•	3,229	3,225,857
USI, Inc.
(3 M ICE LIBOR + 3.000%), 3.147%, 05/16/24•	24,940	24,694,180

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Flexibly Managed Fund
	Par (000)	Value†
LOAN AGREEMENTS‡ — (continued)
Insurance — (continued)
0.000%, 12/02/26×	$ 16,514	$ 16,352,186
		173,337,332
Leisure Time — 0.2%
Life Time, Inc. (3 M ICE LIBOR + 4.750%) 5.750%, 12/16/24•	8,855	8,876,853
Lodging — 0.0%
Four Seasons Hotels Ltd. (1 M ICE LIBOR + 2.000%) 2.104%, 11/30/23•	3,043	3,032,102
Machinery — Diversified — 0.4%
Gardner Denver, Inc. (1 M ICE LIBOR + 2.750%) 2.843%, 03/01/27•	1,218	1,215,922
Vertical Midco Gmbh (3 M ICE LIBOR + 4.250%) 4.478%, 07/30/27•	16,426	16,433,084
Welbilt, Inc. (1 M ICE LIBOR + 2.500%) 2.604%, 10/23/25(1),•	1,825	1,809,032
		19,458,038
Pharmaceuticals — 0.3%
NVA Holdings, Inc. (1 M ICE LIBOR + 2.250%) 2.375%, 01/01/30(1),•	9,100	9,009,000
Pearl Intermediate Parent LLC (1 M ICE LIBOR + 2.750%) 2.854%, 02/14/25•	1,071	1,055,508
PetVet Care Centers LLC
(1 M ICE LIBOR + 3.250%), 3.354%, 02/14/25•	3,430	3,405,405
(1 M ICE LIBOR + 3.500%), 4.250%, 02/14/25•	3,227	3,232,051
		16,701,964
Retail — 0.2%
IRB Holding Corp.
(3 M ICE LIBOR + 2.750%), 3.750%, 02/05/25•	1,227	1,223,886
(3 M ICE LIBOR + 3.250%), 4.250%, 12/15/27•	5,980	5,975,993
Woof Holdings, Inc. (3 M ICE LIBOR + 3.750%) 4.500%, 12/21/27•	1,980	1,978,394
		9,178,273
Software — 3.1%
Applied Systems, Inc.
(3 M ICE LIBOR + 3.250%), 3.750%, 09/19/24•	10,035	10,009,189
(3 M ICE LIBOR + 5.500%), 6.250%, 09/19/25•	1,084	1,096,175
	Par (000)	Value†

Software — (continued)
Ascend Learning LLC (1 M ICE LIBOR + 3.000%) 4.000%, 07/12/24•	$ 372	$ 371,714
Azalea TopCo, Inc.
(3 M ICE LIBOR + 3.750%), 4.500%, 07/24/26•	2,155	2,157,794
(3 M ICE LIBOR + 3.500%), 3.593%, 07/27/26•	13,857	13,770,519
Camelot US Acquisition I Co. (1 M ICE LIBOR + 3.000%) 4.000%, 10/30/26•	10,497	10,497,250
Cypress Intermediate Holdings III, Inc. (1 M ICE LIBOR + 3.000%) 4.000%, 04/29/24•	47,703	47,676,316
Project Boost Purchaser LLC 0.000%, 05/30/26×	530	529,009
RealPage, Inc.
(3 M ICE LIBOR + 3.250%), 3.750%, 04/24/28•	12,160	12,117,440
(3 M ICE LIBOR + 6.500%), 7.250%, 02/18/29•	700	720,125
Solera LLC (3 M ICE LIBOR + 4.000%) 4.500%, 06/02/28•	1,745	1,749,153
The Ultimate Software Group, Inc.
(1 M ICE LIBOR + 3.750%), 3.854%, 05/04/26•	1,734	1,734,286
(3 M ICE LIBOR + 6.750%), 7.500%, 05/03/27•	1,825	1,853,890
UKG, Inc. (3 M ICE LIBOR + 3.250%) 4.000%, 05/04/26•	57,567	57,600,084
		161,882,944
Telecommunications — 0.0%
Eagle Broadband Investments LLC (3 M ICE LIBOR + 3.000%) 3.750%, 11/12/27•	1,512	1,510,978
TOTAL LOAN AGREEMENTS (Cost $534,548,773)		540,363,500
Number of Shares
SHORT-TERM INVESTMENTS — 9.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%)	30,857,138	30,857,138

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Flexibly Managed Fund
	Number of Shares	Value†
SHORT-TERM INVESTMENTS — (continued)
T. Rowe Price Government Reserve Investment Fund (seven-day effective yield 0.030%)	470,278,683	$ 470,278,683
TOTAL SHORT-TERM INVESTMENTS (Cost $501,135,821)		501,135,821
TOTAL INVESTMENTS — 101.9% (Cost $4,384,261,358)		$ 5,338,002,309
Other Assets & Liabilities — (1.9)%		(97,771,788)
TOTAL NET ASSETS — 100.0%		$ 5,240,230,521
Number of Contracts
WRITTEN OPTIONS — (1.3)%
Call Options
TOTAL WRITTEN OPTIONS
(See open written options schedule)
(Premiums $(42,070,350))	(63,358)	$ (66,707,215)

†	See Security Valuation Note.
@	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At June 30, 2021, the aggregate value of Rule 144A securities was $235,289,566, which represents 4.5% of the Fund’s net assets.
*	Non-income producing security.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
#	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At June 30, 2021, the aggregate value of restricted securities was $29,493,097 which represented 0.6% of the Fund's net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.
Investment	Date of Acquisition	Cost	Value
Aurora Innovation, Inc., Series B	3/1/2019	$ 3,276,056	$ 6,969,109
Waymo LLC, Series A-2	5/8/2020	21,086,237	22,523,988
Total		$24,362,293	$29,493,097
µ	Perpetual security with no stated maturity date.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at June 30, 2021. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
×	This loan will settle after June 30, 2021, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
CMT— Constant Maturity Treasury.
CONV— Convertible Security.
ICE— Intercontinental Exchange.
LIBOR— London Interbank Offered Rate.
LLC— Limited Liability Company.
LP— Limited Partnership.
M— Month.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
UST— US Treasury.
Yr— Year.
Country Weightings as of 6/30/2021††
United States	97%
Luxembourg	1
Switzerland	1
United Kingdom	1
Total	100%
††	% of total investments as of June 30, 2021.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Flexibly Managed Fund
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Asset Backed Securities	$ 13,779,340	$ —	$ 13,779,340	$ —
Common Stocks	3,726,493,492	3,726,493,492	—	—
Real Estate Investment Trusts	7,427,499	7,427,499	—	—
Preferred Stocks
Auto Manufacturers	22,523,988	—	—	22,523,988
Diversified Financial Services	304,440	304,440	—	—
Electric	50,128,237	50,128,237	—	—
Gas	17,005,958	8,415,722	8,590,236	—
Internet	6,969,109	—	—	6,969,109
Total Preferred Stocks	96,931,732	58,848,399	8,590,236	29,493,097
Corporate Bonds	451,870,925	—	451,870,925	—
Loan Agreements	540,363,500	—	540,363,500	—
Short-Term Investments	501,135,821	501,135,821	—	—
Total Investments	$ 5,338,002,309	$ 4,293,905,211	$ 1,014,604,001	$ 29,493,097
LIABILITIES TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Written Options	$(66,707,215)	$(66,707,215)	$—	$—
Total Liabilities—Other Financial Instruments	$ (66,707,215)	$ (66,707,215)	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period.
An amount of $10,642,625 was transferred from Level 2 into Level 3 at 06/30/2021 due to an decrease in trading activities at period end.

Open written options contracts held by the Fund at June 30, 2021 are as follows:
Open Written Options
Exchange Traded
Call Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Alphabet, Inc.	(50)	$ 8,800,000	$ 1,760	1/21/2022	$ (3,810,000)
Alphabet, Inc.	(50)	8,900,000	1,780	1/21/2022	(3,717,000)
Alphabet, Inc.	(50)	9,000,000	1,800	1/21/2022	(3,622,500)
Alphabet, Inc.	(13)	2,574,000	1,980	6/17/2022	(783,900)
Alphabet, Inc.	(13)	2,600,000	2,000	6/17/2022	(771,940)
Alphabet, Inc.	(13)	2,730,000	2,100	6/17/2022	(664,313)
Alphabet, Inc.	(5)	1,275,000	2,550	6/17/2022	(121,000)
Alphabet, Inc.	(5)	1,300,000	2,600	6/17/2022	(111,000)
Alphabet, Inc.	(5)	1,325,000	2,650	6/17/2022	(95,500)
Alphabet, Inc.	(13)	2,548,000	1,960	9/16/2022	(761,800)
Alphabet, Inc.	(13)	2,574,000	1,980	9/16/2022	(741,650)
Alphabet, Inc.	(13)	2,600,000	2,000	9/16/2022	(722,800)
Alphabet, Inc.	(13)	2,730,000	2,100	9/16/2022	(630,500)
Alphabet, Inc.	(3)	735,000	2,450	9/16/2022	(84,120)
Alphabet, Inc.	(3)	750,000	2,500	9/16/2022	(76,650)
Alphabet, Inc.	(4)	1,020,000	2,550	9/16/2022	(93,400)
Alphabet, Inc.	(4)	1,040,000	2,600	9/16/2022	(85,200)
Amazon.com, Inc.	(23)	8,740,000	3,800	1/21/2022	(333,546)
Amazon.com, Inc.	(32)	12,480,000	3,900	1/21/2022	(396,800)

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Flexibly Managed Fund
Call Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Amazon.com, Inc.	(46)	$ 18,400,000	$4,000	1/21/2022	$ (434,700)
Amazon.com, Inc.	(23)	9,430,000	4,100	1/21/2022	(183,425)
Amazon.com, Inc.	(23)	9,660,000	4,200	1/21/2022	(142,600)
Amazon.com, Inc.	(25)	10,750,000	4,300	1/21/2022	(130,600)
Ameren Corp.	(236)	2,124,000	90	12/17/2021	(9,440)
Ameren Corp.	(236)	2,242,000	95	12/17/2021	(2,360)
American Electric Power Co., Inc.	(868)	7,812,000	90	1/21/2022	(137,144)
American Electric Power Co., Inc.	(1,061)	10,079,500	95	1/21/2022	(68,965)
American Electric Power Co., Inc.	(337)	3,285,750	98	1/21/2022	(13,480)
American Electric Power Co., Inc.	(337)	3,370,000	100	1/21/2022	(6,740)
American Tower Corp.	(69)	1,449,000	210	1/21/2022	(414,690)
American Tower Corp.	(69)	1,518,000	220	1/21/2022	(374,670)
American Tower Corp.	(92)	2,116,000	230	1/21/2022	(401,120)
American Tower Corp.	(22)	528,000	240	1/21/2022	(80,300)
American Tower Corp.	(21)	525,000	250	1/21/2022	(62,223)
Bank of America Corp.	(7,167)	21,501,000	30	1/21/2022	(8,277,885)
Bank of America Corp.	(1,398)	4,473,600	32	1/21/2022	(1,349,070)
Bank of America Corp.	(2,797)	9,789,500	35	1/21/2022	(1,988,667)
Bank of America Corp.	(2,073)	7,670,100	37	1/21/2022	(1,181,610)
Bank of America Corp.	(568)	2,272,000	40	1/21/2022	(210,728)
Bank of America Corp.	(567)	2,551,500	45	1/21/2022	(91,854)
Cisco Systems, Inc.	(1,073)	4,828,500	45	1/21/2022	(923,853)
Cisco Systems, Inc.	(1,075)	5,106,250	48	1/21/2022	(710,575)
Cisco Systems, Inc.	(1,074)	5,370,000	50	1/21/2022	(520,890)
CME Group, Inc.	(207)	4,554,000	220	1/21/2022	(184,230)
CME Group, Inc.	(207)	4,761,000	230	1/21/2022	(111,780)
Danaher Corp.	(433)	10,825,000	250	1/21/2022	(1,311,557)
Danaher Corp.	(43)	1,161,000	270	1/21/2022	(80,195)
Danaher Corp.	(110)	3,080,000	280	1/21/2022	(156,200)
Danaher Corp.	(67)	1,943,000	290	1/21/2022	(71,355)
Envista Holdings Corp.	(337)	1,651,300	49	12/17/2021	(53,920)
Envista Holdings Corp.	(337)	1,685,000	50	12/17/2021	(50,550)
Exelon Corp.	(222)	888,000	40	1/21/2022	(97,680)
Exelon Corp.	(222)	954,600	43	1/21/2022	(73,260)
Exelon Corp.	(222)	999,000	45	1/21/2022	(48,840)
Exelon Corp.	(1,373)	6,453,100	47	1/21/2022	(192,220)
Exelon Corp.	(337)	1,685,000	50	1/21/2022	(20,220)
Facebook, Inc.	(122)	4,148,000	340	1/21/2022	(449,204)
Facebook, Inc.	(122)	4,209,000	345	1/21/2022	(425,170)
Facebook, Inc.	(60)	2,280,000	380	1/21/2022	(117,000)
Facebook, Inc.	(535)	21,400,000	400	1/21/2022	(735,625)
Facebook, Inc.	(67)	2,311,500	345	9/16/2022	(351,415)
Facebook, Inc.	(67)	2,412,000	360	9/16/2022	(306,190)
Fiserv, Inc.	(134)	1,742,000	130	1/21/2022	(19,162)
Fiserv, Inc.	(134)	1,809,000	135	1/21/2022	(12,998)
FleetCor Technologies, Inc.	(50)	1,500,000	300	1/21/2022	(22,000)
FleetCor Technologies, Inc.	(33)	1,023,000	310	1/21/2022	(9,240)
General Electric Co.	(3,448)	4,137,600	12	1/21/2022	(768,904)
General Electric Co.	(10,359)	15,538,500	15	1/21/2022	(880,515)
Global Payments, Inc.	(101)	2,323,000	230	1/21/2022	(17,170)
Global Payments, Inc.	(101)	2,424,000	240	1/21/2022	(13,130)
Hilton Worldwide Holdings, Inc.	(179)	2,237,500	125	1/21/2022	(145,885)
Hilton Worldwide Holdings, Inc.	(316)	4,108,000	130	1/21/2022	(208,560)
Hilton Worldwide Holdings, Inc.	(543)	7,330,500	135	1/21/2022	(276,930)
Hilton Worldwide Holdings, Inc.	(406)	5,684,000	140	1/21/2022	(154,280)
Humana, Inc.	(26)	1,248,000	480	1/21/2022	(43,680)
Humana, Inc.	(26)	1,300,000	500	1/21/2022	(28,600)

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Flexibly Managed Fund
Call Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Intercontinental Exchange, Inc.	(168)	$ 2,100,000	$ 125	1/21/2022	$ (70,560)
Intercontinental Exchange, Inc.	(341)	4,433,000	130	1/21/2022	(89,683)
Intercontinental Exchange, Inc.	(173)	2,335,500	135	1/21/2022	(25,950)
Keurig Dr Pepper, Inc.	(1,028)	3,289,600	32	12/17/2021	(390,640)
Lockheed Martin Corp.	(96)	3,264,000	340	1/21/2022	(441,120)
Lockheed Martin Corp.	(96)	3,456,000	360	1/21/2022	(291,840)
Lockheed Martin Corp.	(96)	3,600,000	375	1/21/2022	(207,360)
Marriott International, Inc.	(276)	4,002,000	145	1/21/2022	(242,880)
Marriott International, Inc.	(276)	4,140,000	150	1/21/2022	(193,200)
Marriott International, Inc.	(134)	2,077,000	155	1/21/2022	(76,380)
Marriott International, Inc.	(134)	2,144,000	160	1/21/2022	(60,970)
Marriott International, Inc.	(102)	1,683,000	165	1/21/2022	(35,700)
Marriott International, Inc.	(102)	1,734,000	170	1/21/2022	(28,356)
Marsh & McLennan Cos., Inc.	(269)	4,035,000	150	10/15/2021	(48,420)
Marsh & McLennan Cos., Inc.	(269)	4,169,500	155	10/15/2021	(21,520)
McDonald's Corp.	(154)	3,234,000	210	1/21/2022	(385,000)
McDonald's Corp.	(155)	3,410,000	220	1/21/2022	(270,475)
McDonald's Corp.	(154)	3,542,000	230	1/21/2022	(182,490)
Medtronic PLC	(139)	1,598,500	115	1/21/2022	(177,920)
Medtronic PLC	(139)	1,737,500	125	1/21/2022	(95,910)
Medtronic PLC	(140)	1,820,000	130	1/21/2022	(65,100)
Microsoft Corp.	(228)	5,700,000	250	1/21/2022	(704,520)
Microsoft Corp.	(228)	5,814,000	255	1/21/2022	(613,320)
Microsoft Corp.	(228)	5,928,000	260	1/21/2022	(549,480)
Microsoft Corp.	(175)	4,637,500	265	1/21/2022	(369,250)
Microsoft Corp.	(275)	7,425,000	270	1/21/2022	(518,375)
Microsoft Corp.	(275)	7,562,500	275	1/21/2022	(448,250)
Microsoft Corp.	(796)	22,288,000	280	1/21/2022	(1,102,460)
Microsoft Corp.	(689)	20,670,000	300	1/20/2023	(1,477,905)
Mondelez International, Inc.	(285)	1,638,750	58	1/21/2022	(173,850)
Mondelez International, Inc.	(285)	1,710,000	60	1/21/2022	(125,400)
Mondelez International, Inc.	(285)	1,781,250	63	1/21/2022	(82,650)
Northrop Grumman Corp.	(110)	3,300,000	300	1/21/2022	(737,000)
Northrop Grumman Corp.	(110)	3,465,000	315	1/21/2022	(583,000)
Northrop Grumman Corp.	(111)	3,607,500	325	1/21/2022	(491,730)
NXP Semiconductors N.V.	(172)	3,354,000	195	1/21/2022	(430,000)
NXP Semiconductors N.V.	(172)	3,440,000	200	1/21/2022	(363,780)
NXP Semiconductors N.V.	(172)	3,612,000	210	1/21/2022	(295,324)
PepsiCo, Inc.	(290)	4,060,000	140	1/21/2022	(337,850)
PepsiCo, Inc.	(292)	4,234,000	145	1/21/2022	(237,980)
PepsiCo, Inc.	(292)	4,526,000	155	1/21/2022	(108,040)
Roper Technologies, Inc.	(138)	6,624,000	480	8/20/2021	(142,830)
Roper Technologies, Inc.	(33)	1,617,000	490	11/19/2021	(51,810)
Roper Technologies, Inc.	(33)	1,650,000	500	11/19/2021	(38,610)
Ross Stores, Inc.	(68)	884,000	130	1/21/2022	(47,600)
Ross Stores, Inc.	(101)	1,363,500	135	1/21/2022	(53,530)
Ross Stores, Inc.	(33)	462,000	140	1/21/2022	(11,880)
Teledyne Technologies, Inc.	(34)	1,394,000	410	9/17/2021	(76,840)
Teledyne Technologies, Inc.	(34)	1,428,000	420	9/17/2021	(58,820)
Teledyne Technologies, Inc.	(33)	1,551,000	470	12/17/2021	(31,680)
Teledyne Technologies, Inc.	(33)	1,584,000	480	12/17/2021	(25,740)
The Coca-Cola Co.	(980)	4,900,000	50	1/21/2022	(504,700)
The Coca-Cola Co.	(980)	5,145,000	53	1/21/2022	(338,100)
The Coca-Cola Co.	(981)	5,395,500	55	1/21/2022	(201,105)
The PNC Financial Services Group, Inc.	(138)	2,415,000	175	1/21/2022	(302,220)
The PNC Financial Services Group, Inc.	(283)	5,094,000	180	1/21/2022	(523,550)
The PNC Financial Services Group, Inc.	(283)	5,235,500	185	1/21/2022	(449,970)

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Flexibly Managed Fund
Call Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
The PNC Financial Services Group, Inc.	(145)	$ 2,755,000	$ 190	1/21/2022	$ (188,500)
The PNC Financial Services Group, Inc.	(409)	7,975,500	195	1/21/2022	(445,810)
The PNC Financial Services Group, Inc.	(409)	8,180,000	200	1/21/2022	(359,920)
Thermo Fisher Scientific, Inc.	(82)	4,756,000	580	1/21/2022	(97,580)
Thermo Fisher Scientific, Inc.	(82)	4,920,000	600	1/21/2022	(55,760)
UnitedHealth Group, Inc.	(69)	2,760,000	400	1/21/2022	(181,125)
UnitedHealth Group, Inc.	(69)	2,829,000	410	1/21/2022	(146,970)
UnitedHealth Group, Inc.	(69)	2,898,000	420	1/21/2022	(117,645)
UnitedHealth Group, Inc.	(33)	1,518,000	460	1/21/2022	(20,955)
UnitedHealth Group, Inc.	(33)	1,551,000	470	1/21/2022	(15,840)
Visa, Inc.	(202)	4,444,000	220	1/21/2022	(481,770)
Visa, Inc.	(729)	16,402,500	225	1/21/2022	(1,443,420)
Visa, Inc.	(728)	16,744,000	230	1/21/2022	(1,230,320)
Visa, Inc.	(235)	5,522,500	235	1/21/2022	(330,175)
Visa, Inc.	(137)	3,288,000	240	1/21/2022	(160,975)
Visa, Inc.	(322)	7,889,000	245	1/21/2022	(310,730)
Visa, Inc.	(789)	19,725,000	250	1/21/2022	(627,255)
Visa, Inc.	(252)	6,426,000	255	1/21/2022	(152,460)
Visa, Inc.	(209)	5,434,000	260	1/21/2022	(105,545)
Visa, Inc.	(67)	1,775,500	265	1/21/2022	(26,465)
Visa, Inc.	(142)	3,834,000	270	1/21/2022	(46,150)
Waste Management, Inc.	(141)	1,621,500	115	1/21/2022	(358,140)
Waste Management, Inc.	(141)	1,692,000	120	1/21/2022	(310,059)
Waste Management, Inc.	(141)	1,833,000	130	1/21/2022	(197,400)
Yum! Brands, Inc.	(76)	798,000	105	1/21/2022	(91,960)
Yum! Brands, Inc.	(76)	836,000	110	1/21/2022	(70,680)
Yum! Brands, Inc.	(671)	8,052,000	120	1/21/2022	(275,110)
Yum! Brands, Inc.	(276)	3,450,000	125	1/21/2022	(69,000)
Total Written Options					$(66,707,215)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Balanced Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 60.0%
Penn Series Index 500 Fund* (Cost $23,195,410)	1,448,637	$ 53,860,308

AFFILIATED FIXED INCOME FUNDS — 39.6%
Penn Series Quality Bond Fund* (Cost $30,871,168)	2,062,357	35,596,286

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $341,218)	341,218	341,218
TOTAL INVESTMENTS — 100.0% (Cost $54,407,796)		$ 89,797,812
Other Assets & Liabilities — (0.0)%		(23,162)
TOTAL NET ASSETS — 100.0%		$ 89,774,650

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$53,860,308	$53,860,308	$—	$—
Affiliated Fixed Income Funds	35,596,286	35,596,286	—	—
Short-Term Investments	341,218	341,218	—	—
Total Investments	$ 89,797,812	$ 89,797,812	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Large Growth Stock Fund
	Number of Shares	Value†
COMMON STOCKS — 98.4%
Aerospace & Defense — 1.5%
Airbus S.E.*	23,700	$ 3,047,411
Teledyne Technologies, Inc.*	7,988	3,345,614
		6,393,025
Airlines — 0.3%
Southwest Airlines Co.*	21,800	1,157,362
Apparel — 0.6%
NIKE, Inc., Class B	17,418	2,690,907
Auto Manufacturers — 2.6%
Cummins, Inc.	6,700	1,633,527
Ferrari N.V.	14,698	3,028,523
Tesla, Inc.*	9,304	6,323,929
		10,985,979
Auto Parts & Equipment — 0.2%
Aptiv PLC*	6,287	989,134
Biotechnology — 1.2%
Argenx S.E., ADR*	2,580	776,761
Incyte Corp.*	15,177	1,276,841
Vertex Pharmaceuticals, Inc.*	15,924	3,210,756
		5,264,358
Chemicals — 0.3%
Linde PLC	4,915	1,420,926
Commercial Services — 5.3%
Affirm Holdings, Inc.*	1,692	113,956
Afterpay Ltd.*	23,094	2,046,627
Avalara, Inc.*	9,104	1,473,027
Cintas Corp.	7,335	2,801,970
Equifax, Inc.	2,141	512,791
Global Payments, Inc.	18,524	3,473,991
MarketAxess Holdings, Inc.	1,745	808,965
PayPal Holdings, Inc.*	17,935	5,227,694
S&P Global, Inc.	7,076	2,904,344
StoneCo Ltd., Class A*	16,002	1,073,094
TransUnion	21,766	2,390,124
		22,826,583
Computers — 4.9%
Apple, Inc.	152,116	20,833,807
Diversified Financial Services — 6.1%
Ant Group Co. Ltd.(1),*,#	189,827	1,338,280
Mastercard, Inc., Class A	27,879	10,178,344
Tradeweb Markets, Inc., Class A	10,572	893,968
Visa, Inc., Class A	52,547	12,286,540
XP, Inc., Class A*	35,607	1,550,685
		26,247,817
Electrical Components & Equipment — 0.4%
Generac Holdings, Inc.*	4,400	1,826,660
Entertainment — 0.3%
DraftKings, Inc., Class A*	25,230	1,316,249
	Number of Shares	Value†

Healthcare Products — 3.1%
Align Technology, Inc.*	847	$ 517,517
Avantor, Inc.*	46,696	1,658,175
Intuitive Surgical, Inc.*	6,397	5,882,937
Stryker Corp.	19,040	4,945,259
		13,003,888
Healthcare Services — 2.2%
Anthem, Inc.	5,475	2,090,355
HCA Healthcare, Inc.	16,312	3,372,343
Humana, Inc.	3,307	1,464,075
UnitedHealth Group, Inc.	6,638	2,658,121
		9,584,894
Internet — 36.4%
Airbnb, Inc., Class A*	13,082	2,003,377
Alibaba Group Holding Ltd., ADR*	17,610	3,993,596
Alphabet, Inc., Class A*	6,748	16,477,199
Alphabet, Inc., Class C*	5,755	14,423,872
Amazon.com, Inc.*	12,594	43,328,814
Booking Holdings, Inc.*	1,193	2,610,391
Bright Health Group, Inc.*	21,688	372,166
Coupang, Inc.*	30,865	1,290,774
DoorDash, Inc., Class A*	10,803	1,926,499
Facebook, Inc., Class A*	75,394	26,215,248
Farfetch Ltd., Class A*	47,705	2,402,424
IAC/InterActiveCorp.*	1,724	265,789
Kuaishou Technology*	4,500	112,901
Marqeta, Inc., Class A*	8,078	226,749
Match Group, Inc.*	19,606	3,161,468
Netflix, Inc.*	14,698	7,763,631
Pinterest, Inc., Class A*	32,600	2,573,770
Sea Ltd., ADR*	31,875	8,752,875
Shopify, Inc., Class A*	1,390	2,030,762
Snap, Inc., Class A*	131,224	8,941,603
Spotify Technology S.A.*	8,152	2,246,610
Tencent Holdings Ltd.	50,500	3,798,411
Vimeo, Inc.*	9,847	482,503
		155,401,432
Lodging — 1.2%
Las Vegas Sands Corp.*	33,423	1,761,058
Wynn Resorts Ltd.*	25,804	3,155,829
		4,916,887
Office & Business Equipment — 0.2%
Zebra Technologies Corp., Class A*	1,876	993,323
Pharmaceuticals — 2.4%
AstraZeneca PLC, ADR	42,481	2,544,612
Cigna Corp.	8,881	2,105,419
Eli Lilly & Co.	23,716	5,443,296
		10,093,327
Retail — 3.2%
Carvana Co.*	5,520	1,666,046
Chipotle Mexican Grill, Inc.*	1,710	2,651,082
Lululemon Athletica, Inc.*	8,993	3,282,175

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Large Growth Stock Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Ross Stores, Inc.	47,701	$ 5,914,924
		13,514,227
Semiconductors — 3.5%
Advanced Micro Devices, Inc.*	32,837	3,084,380
ASML Holding N.V.	8,279	5,719,464
NVIDIA Corp.	3,578	2,862,758
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	25,939	3,116,830
		14,783,432
Software — 21.1%
Activision Blizzard, Inc.	14,663	1,399,437
Black Knight, Inc.*	25,231	1,967,513
Clarivate PLC*	29,726	818,357
Coupa Software, Inc.*	1,663	435,889
Datadog, Inc., Class A*	15,868	1,651,541
Fidelity National Information Services, Inc.	24,219	3,431,106
Fiserv, Inc.*	37,527	4,011,261
Intuit, Inc.	17,277	8,468,667
Microsoft Corp.	138,798	37,600,378
MongoDB, Inc.*	5,357	1,936,663
MSCI, Inc.	1,922	1,024,580
Paycom Software, Inc.*	2,154	782,914
Playtika Holding Corp.*	6,677	159,180
ROBLOX Corp., Class A*	4,698	422,726
Roper Technologies, Inc.	11,199	5,265,770
salesforce.com, Inc.*	21,000	5,129,670
ServiceNow, Inc.*	8,305	4,564,013
Snowflake, Inc., Class A*	1,140	275,652
Splunk, Inc.*	21,005	3,036,903
Stripe, Inc., Class B(1),*,#	8,608	345,396
Uipath, Inc., Class A*,>	34,149	2,203,754
UiPath, Inc., Class A*	888	60,322
Workday, Inc., Class A*	4,778	1,140,700
Zoom Video Communications, Inc., Class A*	10,342	4,002,664
		90,135,056
Transportation — 1.4%
Didi Global, Inc.*	9,883	139,746
Didi Global, Inc.*,>	11,920	640,485
FedEx Corp.	14,406	4,297,742
Norfolk Southern Corp.	3,895	1,033,772
		6,111,745
TOTAL COMMON STOCKS (Cost $226,129,373)		420,491,018

PREFERRED STOCKS — 1.9%
Auto Manufacturers — 1.6%
Rivian Automotive, Series D, CONV(1),*,#	91,993	6,445,030
Waymo LLC, Series A-2, CONV(1),*,#	3,737	342,765
		6,787,795
	Number of Shares	Value†

Electronics — 0.2%
GM Cruise, Class F, CONV(1),*,#	27,200	$ 716,720
Internet — 0.1%
Aurora Innovation, Inc., Series B, CONV(1),*,#	27,730	545,082
Real Estate — 0.0%
WeWork Companies, Inc., Series E, CONV*,#	5,633	48,215
Software — 0.0%
Magic Leap Inc., Series C, CONV(1),*,#	15,808	9,643
Magic Leap, Inc., Series D, CONV(1),*,#	10,934	6,670
		16,313
TOTAL PREFERRED STOCKS (Cost $2,906,483)		8,114,125

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%)	1,006,015	1,006,015
T. Rowe Price Government Reserve Investment Fund (seven-day effective yield 0.030%)	1,262,406	1,262,406
TOTAL SHORT-TERM INVESTMENTS (Cost $2,268,421)		2,268,421
TOTAL INVESTMENTS — 100.8% (Cost $231,304,277)		$ 430,873,564
Other Assets & Liabilities — (0.8)%		(3,552,574)
TOTAL NET ASSETS — 100.0%		$ 427,320,990

†	See Security Valuation Note.
*	Non-income producing security.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
#	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At June 30, 2021, the aggregate value of restricted securities was $9,797,801 which represented 2.3% of the Fund's net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.
Investment	Date of Acquisition	Cost	Value
Ant Group Co. Ltd.	6/7/2018	$1,064,930	$ 1,338,280

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Large Growth Stock Fund
Investment	Date of Acquisition	Cost	Value
Aurora Innovation, Inc., Series B	3/1/2019	$ 256,234	$ 545,082
GM Cruise, Class F	5/7/2019	496,400	716,720
Magic Leap Inc., Series C	1/20/2016	364,106	9,643
Magic Leap, Inc., Series D	10/12/2017	295,218	6,670
Rivian Automotive, Series D	12/23/2019	988,373	6,445,030
Stripe, Inc., Class B	12/17/2019	135,060	345,396
Waymo LLC, Series A-2	5/8/2020	320,885	342,765
WeWork Companies, Inc., Series E	6/23/2015	185,267	48,215
Total		$ 4,106,473	$ 9,797,801
>	Restricted Security. These investments are restricted due to a lock up provision which may limit their liquidity for 180 days after the effective date of registration under the Securities Act of 1933. At June 30, 2021, the aggregate value of restricted securities was $2,844,239 which represented 0.7% of the Fund's net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.
Investment	Date of Acquisition	Cost	Value
Didi Global, Inc.	10/19/2015	$ 326,920	$ 640,485
Uipath, Inc., Class A	4/26/2019	447,940	2,203,754
Total		$774,860	$2,844,239
ADR— American Depositary Receipt.
CONV— Convertible Security.
LLC— Limited Liability Company.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
S.E.— Societas Europaea.
Country Weightings as of 6/30/2021††
United States	87%
Singapore	2
China	2
United Kingdom	2
Netherlands	1
Canada	1
Taiwan	1
Other	4
Total	100%
††	% of total investments as of June 30, 2021.
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Aerospace & Defense	$ 6,393,025	$ 6,393,025	$ —	$ —
Airlines	1,157,362	1,157,362	—	—
Apparel	2,690,907	2,690,907	—	—
Auto Manufacturers	10,985,979	10,985,979	—	—
Auto Parts & Equipment	989,134	989,134	—	—
Biotechnology	5,264,358	5,264,358	—	—
Chemicals	1,420,926	1,420,926	—	—
Commercial Services	22,826,583	22,826,583	—	—
Computers	20,833,807	20,833,807	—	—
Diversified Financial Services	26,247,817	24,909,537	—	1,338,280
Electrical Components & Equipment	1,826,660	1,826,660	—	—
Entertainment	1,316,249	1,316,249	—	—
Healthcare Products	13,003,888	13,003,888	—	—
Healthcare Services	9,584,894	9,584,894	—	—
Internet	155,401,432	155,401,432	—	—
Lodging	4,916,887	4,916,887	—	—
Office & Business Equipment	993,323	993,323	—	—
Pharmaceuticals	10,093,327	10,093,327	—	—
Retail	13,514,227	13,514,227	—	—
Semiconductors	14,783,432	14,783,432	—	—
Software	90,135,056	87,585,906	2,203,754	345,396
Transportation	6,111,745	5,471,260	640,485	—
Total Common Stocks	420,491,018	415,963,103	2,844,239	1,683,676
Preferred Stocks
Auto Manufacturers	6,787,795	—	—	6,787,795
Electronics	716,720	—	—	716,720
Internet	545,082	—	—	545,082
Real Estate	48,215	—	48,215	—
Software	16,313	—	—	16,313
Total Preferred Stocks	8,114,125	—	48,215	8,065,910
Short-Term Investments	2,268,421	2,268,421	—	—
Total Investments	$ 430,873,564	$ 418,231,524	$ 2,892,454	$ 9,749,586
LIABILITIES TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Forward Foreign Currency Contracts	$(14)	$—	$(14)	$—
Total Liabilities—Other Financial Instruments	$ (14)	$ —	$ (14)	$ —

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Large Growth Stock Fund
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
Investments in Securities (Market Value)
Balance as of 12/31/20	$ 6,169,817
Change in Appreciation/(Depreciation)	3,579,769
Purchases	846,198
Sales/Exchange	(816,484)
Realized Gain (Loss)	(29,714)
Balance as of 06/30/21	$9,749,586
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period.
An amount of $0 was transferred from Level 3 into Level 2 at June 30, 2021 due to increase in trading activities at period end.

Open forward foreign currency contracts held at June 30, 2021 were as follows:
Open forward foreign currency contracts
	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain	Unrealized Foreign Exchange Loss
Sell	Hong Kong Dollar	BNY Mellon	7/6/2021	(1,363,596)	7.76421	$(175,612)	$(175,626)	$—	$(14)
	Total							$—	$(14)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Large Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 97.5%
Apparel — 4.6%
adidas AG	2,810	$ 1,045,901
LVMH Moet Hennessy Louis Vuitton S.E.	1,122	879,801
NIKE, Inc., Class B	9,748	1,505,969
		3,431,671
Beverages — 1.7%
PepsiCo, Inc.	8,606	1,275,151
Chemicals — 1.4%
The Sherwin-Williams Co.	3,841	1,046,481
Commercial Services — 3.4%
Equifax, Inc.	4,254	1,018,875
Moody's Corp.	2,259	818,594
Verisk Analytics, Inc.	4,015	701,501
		2,538,970
Computers — 9.0%
Accenture PLC, Class A	9,691	2,856,810
Apple, Inc.	25,115	3,439,750
Cognizant Technology Solutions Corp., Class A	7,279	504,144
		6,800,704
Cosmetics & Personal Care — 4.0%
Colgate-Palmolive Co.	23,522	1,913,515
The Estee Lauder Cos., Inc., Class A	3,446	1,096,103
		3,009,618
Diversified Financial Services — 6.3%
Mastercard, Inc., Class A	2,435	888,994
The Charles Schwab Corp.	21,516	1,566,580
Visa, Inc., Class A	9,715	2,271,561
		4,727,135
Electric — 0.6%
Xcel Energy, Inc.	7,188	473,545
Electronics — 5.9%
Agilent Technologies, Inc.	6,102	901,937
Amphenol Corp., Class A	22,635	1,548,460
Fortive Corp.	12,739	888,418
TE Connectivity Ltd.	8,156	1,102,773
		4,441,588
Healthcare Products — 10.1%
Abbott Laboratories	6,346	735,692
Boston Scientific Corp.*	42,340	1,810,458
Danaher Corp.	4,292	1,151,801
Medtronic PLC	5,800	719,954
STERIS PLC	3,971	819,217
Stryker Corp.	5,381	1,397,607
Thermo Fisher Scientific, Inc.	1,852	934,279
		7,569,008
Healthcare Services — 0.6%
ICON PLC*	2,388	493,624
	Number of Shares	Value†

Household Products & Wares — 1.3%
Church & Dwight Co., Inc.	11,704	$ 997,415
Insurance — 4.1%
Aon PLC, Class A	8,021	1,915,094
Marsh & McLennan Cos., Inc.	8,077	1,136,272
		3,051,366
Internet — 11.4%
Alibaba Group Holding Ltd.*	53,452	1,514,552
Alphabet, Inc., Class A*	2,611	6,375,514
Tencent Holdings Ltd.	9,400	707,031
		8,597,097
Machinery — Diversified — 1.2%
Otis Worldwide Corp.	11,192	915,170
Media — 1.2%
Charter Communications, Inc., Class A*	1,267	914,077
Pharmaceuticals — 3.8%
Becton Dickinson and Co.	5,161	1,255,104
Cigna Corp.	2,915	691,059
PRA Health Sciences, Inc.*	3,782	624,824
Roche Holding AG	721	271,607
		2,842,594
Private Equity — 0.8%
The Blackstone Group, Inc.	5,900	573,126
Retail — 5.2%
Dollarama, Inc.	29,085	1,331,303
Ross Stores, Inc.	6,573	815,052
Starbucks Corp.	8,915	996,786
The TJX Cos., Inc.	11,362	766,026
		3,909,167
Semiconductors — 3.1%
Analog Devices, Inc.	4,968	855,291
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	5,032	604,645
Texas Instruments, Inc.	4,544	873,811
		2,333,747
Software — 16.5%
Electronic Arts, Inc.	10,955	1,575,658
Fidelity National Information Services, Inc.	7,635	1,081,650
Fiserv, Inc.*	15,849	1,694,100
Microsoft Corp.	29,817	8,077,425
		12,428,833
Transportation — 1.3%
Union Pacific Corp.	4,504	990,565
TOTAL COMMON STOCKS (Cost $43,047,701)		73,360,652

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Large Cap Growth Fund
	Number of Shares	Value†

REAL ESTATE INVESTMENT TRUSTS — 2.1%
Diversified — 2.1%
American Tower Corp. (Cost $1,294,963)	5,688	$1,536,556

SHORT-TERM INVESTMENTS — 0.8%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $597,756)	597,756	597,756
TOTAL INVESTMENTS — 100.4% (Cost $44,940,420)		$ 75,494,964
Other Assets & Liabilities — (0.4)%		(272,630)
TOTAL NET ASSETS — 100.0%		$ 75,222,334

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
PLC— Public Limited Company.
S.E.— Societas Europaea.
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$73,360,652	$73,360,652	$—	$—
Real Estate Investment Trusts	1,536,556	1,536,556	—	—
Short-Term Investments	597,756	597,756	—	—
Total Investments	$ 75,494,964	$ 75,494,964	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Large Core Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 100.1%
Aerospace & Defense — 2.2%
HEICO Corp., Class A	42,172	$ 5,236,919
Biotechnology — 2.2%
Royalty Pharma PLC, Class A	126,382	5,180,398
Commercial Services — 9.4%
Adyen N.V.*	1,331	3,251,950
Avalara, Inc.*	15,512	2,509,842
PayPal Holdings, Inc.*	13,558	3,951,886
Square, Inc., Class A*	51,298	12,506,452
		22,220,130
Healthcare Products — 6.0%
Danaher Corp.	9,972	2,676,086
Intuitive Surgical, Inc.*	12,466	11,464,232
		14,140,318
Internet — 40.2%
Amazon.com, Inc.*	3,111	10,702,338
Chewy, Inc., Class A*	32,212	2,567,619
Facebook, Inc., Class A*	10,337	3,594,278
Farfetch Ltd., Class A*	82,755	4,167,542
IAC/InterActiveCorp.*	34,449	5,311,002
Match Group, Inc.*	23,978	3,866,453
Okta, Inc.*	25,511	6,242,031
Shopify, Inc., Class A*	10,179	14,871,315
Snap, Inc., Class A*	91,684	6,247,348
Spotify Technology S.A.*	33,111	9,125,060
Twitter, Inc.*	208,327	14,334,981
Uber Technologies, Inc.*	116,301	5,829,006
Vimeo, Inc.*	55,927	2,740,423
Wayfair, Inc., Class A*	17,580	5,550,182
		95,149,578
Mining — 0.2%
Royal Gold, Inc.	5,482	625,496
Pharmaceuticals — 1.1%
Zoetis, Inc.	13,742	2,560,959
Retail — 3.4%
Costco Wholesale Corp.	14,353	5,679,052
Lululemon Athletica, Inc.*	6,285	2,293,836
		7,972,888
Semiconductors — 2.6%
ASML Holding N.V.	8,881	6,135,350
Software — 32.8%
Activision Blizzard, Inc.	38,582	3,682,266
Coupa Software, Inc.*	16,667	4,368,587
Datadog, Inc., Class A*	34,932	3,635,723
DocuSign, Inc.*	14,381	4,020,496
Roper Technologies, Inc.	5,073	2,385,325
salesforce.com, Inc.*	14,565	3,557,792
ServiceNow, Inc.*	6,812	3,743,535
Snowflake, Inc., Class A*	34,845	8,425,521
Twilio, Inc., Class A*	34,086	13,435,338
	Number of Shares	Value†

Software — (continued)
Veeva Systems, Inc., Class A*	38,781	$ 12,058,952
Workday, Inc., Class A*	22,846	5,454,254
Zoom Video Communications, Inc., Class A*	23,765	9,197,768
ZoomInfo Technologies, Inc., Class A*	68,856	3,592,217
		77,557,774
TOTAL COMMON STOCKS (Cost $160,582,246)		236,779,810

SHORT-TERM INVESTMENTS — 1.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $3,429,157)	3,429,157	3,429,157
TOTAL INVESTMENTS — 101.5% (Cost $164,011,403)		$ 240,208,967
Other Assets & Liabilities — (1.5)%		(3,616,435)
TOTAL NET ASSETS — 100.0%		$ 236,592,532

†	See Security Valuation Note.
*	Non-income producing security.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
Country Weightings as of 6/30/2021††
United States	83%
Canada	7
Netherlands	4
Sweden	4
United Kingdom	2
Total	100%
††	% of total investments as of June 30, 2021.
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$236,779,810	$236,779,810	$—	$—
Short-Term Investments	3,429,157	3,429,157	—	—
Total Investments	$ 240,208,967	$ 240,208,967	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Large Core Growth Fund
The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Large Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — 96.0%
Aerospace & Defense — 1.5%
Hexcel Corp.*	19,114	$ 1,192,714
Raytheon Technologies Corp.	20,420	1,742,030
		2,934,744
Agriculture — 3.7%
Philip Morris International, Inc.	73,103	7,245,238
Apparel — 1.2%
Deckers Outdoor Corp.*	6,080	2,335,146
Auto Parts & Equipment — 1.8%
BorgWarner, Inc.	36,274	1,760,740
Gentex Corp.	53,098	1,757,013
		3,517,753
Banks — 10.7%
Citigroup, Inc.	44,456	3,145,262
JPMorgan Chase & Co.	23,348	3,631,548
Northern Trust Corp.	25,210	2,914,780
The Goldman Sachs Group, Inc.	11,677	4,431,772
Wells Fargo & Co.	156,527	7,089,108
		21,212,470
Biotechnology — 4.4%
Alexion Pharmaceuticals, Inc.*	21,232	3,900,530
Amgen, Inc.	18,141	4,421,869
Bio-Rad Laboratories, Inc., Class A*	779	501,902
		8,824,301
Commercial Services — 3.1%
FleetCor Technologies, Inc.*	11,515	2,948,531
Robert Half International, Inc.	35,696	3,175,873
		6,124,404
Computers — 4.6%
Cognizant Technology Solutions Corp., Class A	27,718	1,919,749
Leidos Holdings, Inc.	34,489	3,486,838
Maximus, Inc.	42,230	3,714,973
		9,121,560
Distribution & Wholesale — 2.6%
LKQ Corp.*	104,204	5,128,921
Diversified Financial Services — 0.5%
Capital One Financial Corp.	7,129	1,102,785
Electrical Components & Equipment — 3.0%
Acuity Brands, Inc.	3,915	732,223
Emerson Electric Co.	46,901	4,513,752
Littelfuse, Inc.	2,460	626,783
		5,872,758
Electronics — 2.5%
Garmin Ltd.	9,617	1,391,003
Hubbell, Inc.	12,048	2,251,048
Keysight Technologies, Inc.*	8,334	1,286,853
		4,928,904
	Number of Shares	Value†

Engineering & Construction — 1.2%
EMCOR Group, Inc.	19,350	$ 2,383,727
Healthcare Services — 2.8%
Anthem, Inc.	12,002	4,582,363
Quest Diagnostics, Inc.	7,570	999,013
		5,581,376
Home Builders — 2.0%
D.R. Horton, Inc.	44,685	4,038,183
Insurance — 7.3%
Aflac, Inc.	21,472	1,152,188
Berkshire Hathaway, Inc., Class B*	27,203	7,560,258
Fidelity National Financial, Inc.	24,914	1,082,762
The Allstate Corp.	36,195	4,721,276
		14,516,484
Internet — 2.7%
eBay, Inc.	38,640	2,712,914
F5 Networks, Inc.*	14,395	2,686,971
		5,399,885
Iron & Steel — 0.8%
Steel Dynamics, Inc.	25,700	1,531,720
Machinery — Diversified — 4.1%
Altra Industrial Motion Corp.	14,880	967,498
Cactus, Inc., Class A	17,314	635,770
Curtiss-Wright Corp.	9,705	1,152,566
Flowserve Corp.	42,130	1,698,681
The Middleby Corp.*	4,182	724,573
Westinghouse Air Brake Technologies Corp.	35,610	2,930,703
		8,109,791
Media — 3.8%
Comcast Corp., Class A	132,014	7,527,438
Metal Fabricate/Hardware — 0.5%
Valmont Industries, Inc.	3,880	915,874
Mining — 0.9%
BHP Group Ltd., ADR	24,145	1,758,480
Miscellaneous Manufacturing — 2.4%
3M Co.	8,840	1,755,889
Textron, Inc.	44,202	3,039,772
		4,795,661
Oil & Gas — 2.9%
Chevron Corp.	9,714	1,017,444
ConocoPhillips	17,220	1,048,698
EOG Resources, Inc.	23,013	1,920,205
Helmerich & Payne, Inc.	22,321	728,334
Phillips 66	12,841	1,102,015
		5,816,696
Pharmaceuticals — 5.6%
Cigna Corp.	19,171	4,544,869

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Large Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Pfizer, Inc.	74,579	$ 2,920,514
Roche Holding AG, ADR	78,352	3,681,760
		11,147,143
Real Estate — 2.2%
CBRE Group, Inc., Class A*	51,341	4,401,464
Retail — 8.7%
AutoZone, Inc.*	2,010	2,999,362
Dollar General Corp.	10,730	2,321,865
MSC Industrial Direct Co., Inc., Class A	19,637	1,762,028
Murphy USA, Inc.	8,676	1,157,118
Target Corp.	21,252	5,137,459
Walmart, Inc.	27,010	3,808,950
		17,186,782
Semiconductors — 0.8%
MKS Instruments, Inc.	8,800	1,565,960
Telecommunications — 5.4%
Ciena Corp.*	30,866	1,755,967
Cisco Systems, Inc.	60,002	3,180,106
Verizon Communications, Inc.	101,577	5,691,359
		10,627,432
Transportation — 2.3%
Kansas City Southern	5,992	1,697,953
Knight-Swift Transportation Holdings, Inc.	64,154	2,916,441
		4,614,394
TOTAL COMMON STOCKS (Cost $144,617,622)		190,267,474

SHORT-TERM INVESTMENTS — 3.9%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $7,624,687)	7,624,687	7,624,687
TOTAL INVESTMENTS — 99.9% (Cost $152,242,309)		$ 197,892,161
Other Assets & Liabilities — 0.1%		207,223
TOTAL NET ASSETS — 100.0%		$ 198,099,384

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.

Country Weightings as of 6/30/2021††
United States	96%
Switzerland	3
Australia	1
Total	100%
††	% of total investments as of June 30, 2021.
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$190,267,474	$190,267,474	$—	$—
Short-Term Investments	7,624,687	7,624,687	—	—
Total Investments	$ 197,892,161	$ 197,892,161	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Large Core Value Fund
	Number of Shares	Value†
COMMON STOCKS — 93.9%
Aerospace & Defense — 1.3%
Hexcel Corp.*	37,610	$ 2,346,864
Agriculture — 1.4%
Philip Morris International, Inc.	26,106	2,587,366
Apparel — 2.5%
Capri Holdings Ltd.*	48,488	2,773,028
VF Corp.	22,169	1,818,745
		4,591,773
Auto Manufacturers — 2.2%
General Motors Co.*	38,441	2,274,554
PACCAR, Inc.	20,299	1,811,686
		4,086,240
Banks — 8.8%
Bank of America Corp.	107,892	4,448,387
KeyCorp.	121,869	2,516,595
The Goldman Sachs Group, Inc.	10,772	4,088,297
Truist Financial Corp.	31,305	1,737,428
Wells Fargo & Co.	76,935	3,484,386
		16,275,093
Beverages — 2.7%
Constellation Brands, Inc., Class A	9,932	2,322,995
PepsiCo, Inc.	17,993	2,666,023
		4,989,018
Biotechnology — 0.6%
Royalty Pharma PLC, Class A	25,387	1,040,613
Building Materials — 1.9%
Johnson Controls International PLC	50,442	3,461,834
Chemicals — 1.0%
FMC Corp.	17,407	1,883,437
Commercial Services — 0.6%
Euronet Worldwide, Inc.*	8,320	1,126,112
Cosmetics & Personal Care — 2.4%
The Procter & Gamble Co.	33,066	4,461,595
Diversified Financial Services — 1.8%
The Charles Schwab Corp.	45,707	3,327,927
Electric — 5.3%
CMS Energy Corp.	33,388	1,972,563
Edison International	53,192	3,075,561
NextEra Energy, Inc.	34,166	2,503,685
Sempra Energy	17,161	2,273,489
		9,825,298
Electronics — 0.7%
Waters Corp.*	3,578	1,236,593
Food — 2.1%
Lamb Weston Holdings, Inc.	16,779	1,353,394
	Number of Shares	Value†

Food — (continued)
Mondelez International, Inc., Class A	41,352	$ 2,582,019
		3,935,413
Hand & Machine Tools — 1.7%
Stanley Black & Decker, Inc.	15,013	3,077,515
Healthcare Products — 5.1%
Medtronic PLC	39,191	4,864,779
Thermo Fisher Scientific, Inc.	9,125	4,603,289
		9,468,068
Healthcare Services — 4.3%
Charles River Laboratories International, Inc.*	3,087	1,141,943
LHC Group, Inc.*	7,624	1,526,782
UnitedHealth Group, Inc.	13,193	5,283,005
		7,951,730
Insurance — 10.1%
American International Group, Inc.	79,499	3,784,153
Arch Capital Group Ltd.*	84,078	3,273,997
Berkshire Hathaway, Inc., Class B*	20,623	5,731,544
Reinsurance Group of America, Inc.	17,231	1,964,334
The Allstate Corp.	29,204	3,809,370
		18,563,398
Internet — 3.1%
Alphabet, Inc., Class A*	2,317	5,657,627
Lodging — 0.6%
Hilton Worldwide Holdings, Inc.*	9,708	1,170,979
Machinery — Construction & Mining — 0.6%
Caterpillar, Inc.	5,366	1,167,803
Machinery — Diversified — 1.1%
Westinghouse Air Brake Technologies Corp.	23,686	1,949,358
Media — 3.6%
Fox Corp., Class A	48,317	1,794,010
The Walt Disney Co.*	28,083	4,936,149
		6,730,159
Miscellaneous Manufacturing — 1.5%
Eaton Corp. PLC	19,042	2,821,644
Oil & Gas — 5.3%
Chevron Corp.	31,150	3,262,651
EOG Resources, Inc.	21,980	1,834,011
EQT Corp.*	79,525	1,770,227
Phillips 66	16,618	1,426,157
Valero Energy Corp.	19,380	1,513,190
		9,806,236
Packaging and Containers — 1.0%
Packaging Corp. of America	13,174	1,784,023
Pharmaceuticals — 7.3%
AbbVie, Inc.	17,169	1,933,916

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Large Core Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Johnson & Johnson	34,407	$ 5,668,209
Neurocrine Biosciences, Inc.*	26,980	2,625,694
Sanofi, ADR	60,875	3,205,677
		13,433,496
Retail — 1.3%
Best Buy Co., Inc.	20,168	2,318,917
Semiconductors — 2.0%
Texas Instruments, Inc.	19,016	3,656,777
Shipbuilding — 1.4%
Huntington Ingalls Industries, Inc.	12,519	2,638,379
Software — 3.1%
Fidelity National Information Services, Inc.	28,420	4,026,261
VMware, Inc., Class A*	10,803	1,728,156
		5,754,417
Telecommunications — 4.3%
Cisco Systems, Inc.	65,304	3,461,112
Verizon Communications, Inc.	78,543	4,400,764
		7,861,876
Transportation — 1.2%
C.H. Robinson Worldwide, Inc.	24,259	2,272,341
TOTAL COMMON STOCKS (Cost $143,819,886)		173,259,919

REAL ESTATE INVESTMENT TRUSTS — 5.2%
Apartments — 3.0%
Invitation Homes, Inc.	65,700	2,449,953
Mid-America Apartment Communities, Inc.	18,510	3,117,454
		5,567,407
Industrial — 2.2%
EastGroup Properties, Inc.	14,912	2,452,278
First Industrial Realty Trust, Inc.	30,972	1,617,668
		4,069,946
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $7,764,663)		9,637,353
TOTAL INVESTMENTS — 99.1% (Cost $151,584,549)		$ 182,897,272
Other Assets & Liabilities — 0.9%		1,722,823
TOTAL NET ASSETS — 100.0%		$ 184,620,095

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
PLC— Public Limited Company.

Country Weightings as of 6/30/2021††
United States	92%
Ireland	3
Bermuda	2
France	2
United Kingdom	1
Total	100%
††	% of total investments as of June 30, 2021.
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$173,259,919	$173,259,919	$—	$—
Real Estate Investment Trusts	9,637,353	9,637,353	—	—
Total Investments	$ 182,897,272	$ 182,897,272	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — 97.0%
Advertising — 0.1%
Omnicom Group, Inc.	4,012	$ 320,920
The Interpublic Group of Cos., Inc.	6,992	227,170
		548,090
Aerospace & Defense — 1.5%
General Dynamics Corp.	4,149	781,091
Howmet Aerospace, Inc.*	6,825	235,258
L3Harris Technologies, Inc.	3,719	803,862
Lockheed Martin Corp.	4,295	1,625,013
Northrop Grumman Corp.	2,669	969,995
Raytheon Technologies Corp.	26,666	2,274,876
Teledyne Technologies, Inc.*	865	362,288
The Boeing Co.*	9,677	2,318,222
TransDigm Group, Inc.*	952	616,220
		9,986,825
Agriculture — 0.8%
Altria Group, Inc.	32,485	1,548,885
Archer-Daniels-Midland Co.	9,678	586,487
Philip Morris International, Inc.	27,457	2,721,263
		4,856,635
Airlines — 0.3%
Alaska Air Group, Inc.*	2,219	133,828
American Airlines Group, Inc.*	11,517	244,276
Delta Air Lines, Inc.*	11,758	508,651
Southwest Airlines Co.*	10,226	542,898
United Airlines Holdings, Inc.*	6,038	315,727
		1,745,380
Apparel — 0.7%
Hanesbrands, Inc.	6,506	121,467
NIKE, Inc., Class B	22,483	3,473,399
PVH Corp.*	1,321	142,126
Ralph Lauren Corp.	856	100,845
Tapestry, Inc.*	4,955	215,444
Under Armour, Inc., Class A*	3,386	71,614
Under Armour, Inc., Class C*	3,927	72,924
VF Corp.	5,897	483,790
		4,681,609
Auto Manufacturers — 2.0%
Cummins, Inc.	2,586	630,493
Ford Motor Co.*	70,452	1,046,917
General Motors Co.*	22,797	1,348,898
PACCAR, Inc.	6,000	535,500
Tesla, Inc.*	13,582	9,231,685
		12,793,493
Auto Parts & Equipment — 0.1%
Aptiv PLC*	4,799	755,027
BorgWarner, Inc.	4,082	198,140
		953,167
Banks — 5.2%
Bank of America Corp.	133,171	5,490,640
Citigroup, Inc.	36,408	2,575,866
Citizens Financial Group, Inc.	7,856	360,355
	Number of Shares	Value†

Banks — (continued)
Comerica, Inc.	2,452	$ 174,926
Fifth Third Bancorp	12,820	490,109
First Republic Bank	3,151	589,773
Huntington Bancshares, Inc.	26,835	382,935
JPMorgan Chase & Co.	53,499	8,321,234
KeyCorp.	16,916	349,315
M&T Bank Corp.	2,320	337,119
Morgan Stanley	26,200	2,402,278
Northern Trust Corp.	3,744	432,881
Regions Financial Corp.	17,456	352,262
State Street Corp.	5,999	493,598
SVB Financial Group*	965	536,955
The Bank of New York Mellon Corp.	14,412	738,327
The Goldman Sachs Group, Inc.	5,987	2,272,246
The PNC Financial Services Group, Inc.	7,453	1,421,734
Truist Financial Corp.	23,573	1,308,302
US Bancorp	23,772	1,354,291
Wells Fargo & Co.	72,886	3,301,007
Zions Bancorp NA	2,900	153,294
		33,839,447
Beverages — 1.4%
Brown-Forman Corp., Class B	3,268	244,904
Constellation Brands, Inc., Class A	2,935	686,467
Molson Coors Beverage Co., Class B*	3,554	190,814
Monster Beverage Corp.*	6,409	585,462
PepsiCo, Inc.	24,368	3,610,607
The Coca-Cola Co.	68,450	3,703,829
		9,022,083
Biotechnology — 1.5%
Alexion Pharmaceuticals, Inc.*	3,903	717,020
Amgen, Inc.	10,117	2,466,019
Biogen, Inc.*	2,726	943,932
Bio-Rad Laboratories, Inc., Class A*	400	257,716
Corteva, Inc.	13,133	582,448
Gilead Sciences, Inc.	22,010	1,515,608
Illumina, Inc.*	2,558	1,210,471
Incyte Corp.*	3,346	281,499
Regeneron Pharmaceuticals, Inc.*	1,890	1,055,641
Vertex Pharmaceuticals, Inc.*	4,517	910,763
		9,941,117
Building Materials — 0.5%
Carrier Global Corp.	14,163	688,322
Fortune Brands Home & Security, Inc.	2,507	249,722
Johnson Controls International PLC	12,829	880,454
Martin Marietta Materials, Inc.	1,114	391,917
Masco Corp.	4,843	285,301
Vulcan Materials Co.	2,276	396,183
		2,891,899
Chemicals — 1.7%
Air Products and Chemicals, Inc.	3,873	1,114,185
Albemarle Corp.	2,159	363,705
Celanese Corp.	2,085	316,086

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
CF Industries Holdings, Inc.	3,956	$ 203,536
Dow, Inc.	13,274	839,979
DuPont de Nemours, Inc.	9,210	712,946
Eastman Chemical Co.	2,427	283,352
Ecolab, Inc.	4,342	894,322
FMC Corp.	2,351	254,378
International Flavors & Fragrances, Inc.	4,435	662,589
Linde PLC	9,186	2,655,673
LyondellBasell Industries N.V., Class A	4,652	478,551
PPG Industries, Inc.	4,120	699,452
The Mosaic Co.	6,108	194,906
The Sherwin-Williams Co.	4,275	1,164,724
		10,838,384
Commercial Services — 2.5%
Automatic Data Processing, Inc.	7,467	1,483,095
Cintas Corp.	1,608	614,256
Equifax, Inc.	2,202	527,401
FleetCor Technologies, Inc.*	1,510	386,651
Gartner, Inc.*	1,501	363,542
Global Payments, Inc.	5,158	967,331
IHS Markit Ltd.	6,621	745,922
MarketAxess Holdings, Inc.	686	318,023
Moody's Corp.	2,815	1,020,072
Nielsen Holdings PLC	6,921	170,741
PayPal Holdings, Inc.*	20,750	6,048,210
Quanta Services, Inc.	2,481	224,704
Robert Half International, Inc.	2,079	184,969
Rollins, Inc.	4,204	143,777
S&P Global, Inc.	4,233	1,737,435
United Rentals, Inc.*	1,241	395,891
Verisk Analytics, Inc.	2,795	488,342
		15,820,362
Computers — 7.3%
Accenture PLC, Class A	11,208	3,304,006
Apple, Inc.	277,562	38,014,891
Cognizant Technology Solutions Corp., Class A	9,152	633,868
DXC Technology Co.*	4,316	168,065
Fortinet, Inc.*	2,420	576,420
Hewlett Packard Enterprise Co.	23,895	348,389
HP, Inc.	21,250	641,537
International Business Machines Corp.	15,727	2,305,421
Leidos Holdings, Inc.	2,377	240,315
NetApp, Inc.	3,879	317,380
Seagate Technology Holdings PLC	3,505	308,195
Western Digital Corp.*	5,440	387,165
		47,245,652
Cosmetics & Personal Care — 1.3%
Colgate-Palmolive Co.	14,817	1,205,363
The Estee Lauder Cos., Inc., Class A	4,133	1,314,625
The Procter & Gamble Co.	43,240	5,834,373
		8,354,361
	Number of Shares	Value†

Distribution & Wholesale — 0.3%
Copart, Inc.*	3,800	$ 500,954
Fastenal Co.	9,918	515,736
LKQ Corp.*	4,999	246,051
Pool Corp.	700	321,062
W.W. Grainger, Inc.	769	336,822
		1,920,625
Diversified Financial Services — 4.1%
American Express Co.	11,439	1,890,066
Ameriprise Financial, Inc.	2,133	530,861
BlackRock, Inc.	2,496	2,183,925
Capital One Financial Corp.	8,070	1,248,348
Cboe Global Markets, Inc.	2,047	243,695
CME Group, Inc.	6,296	1,339,033
Discover Financial Services	5,289	625,636
Franklin Resources, Inc.	5,190	166,028
Intercontinental Exchange, Inc.	9,853	1,169,551
Invesco Ltd.	7,349	196,439
Mastercard, Inc., Class A	15,449	5,640,276
Nasdaq, Inc.	1,961	344,744
Raymond James Financial, Inc.	2,190	284,481
Synchrony Financial	9,905	480,591
T. Rowe Price Group, Inc.	4,055	802,768
The Charles Schwab Corp.	26,373	1,920,218
The Western Union Co.	7,491	172,068
Visa, Inc., Class A	29,891	6,989,114
		26,227,842
Electric — 2.3%
Alliant Energy Corp.	4,369	243,615
Ameren Corp.	4,461	357,058
American Electric Power Co., Inc.	8,886	751,667
CenterPoint Energy, Inc.	9,490	232,695
CMS Energy Corp.	5,200	307,216
Consolidated Edison, Inc.	6,152	441,221
Dominion Energy, Inc.	14,520	1,068,236
DTE Energy Co.	3,543	459,173
Duke Energy Corp.	13,487	1,331,437
Edison International	6,854	396,298
Entergy Corp.	3,608	359,718
Evergy, Inc.	4,062	245,467
Eversource Energy	6,332	508,080
Exelon Corp.	17,474	774,273
FirstEnergy Corp.	9,797	364,546
NextEra Energy, Inc.	34,548	2,531,678
NRG Energy, Inc.	4,337	174,781
Pinnacle West Capital Corp.	2,115	173,367
PPL Corp.	13,872	388,000
Public Service Enterprise Group, Inc.	8,727	521,351
Sempra Energy	5,605	742,550
The AES Corp.	12,104	315,551
The Southern Co.	18,529	1,121,190
WEC Energy Group, Inc.	5,442	484,066
Xcel Energy, Inc.	9,739	641,605
		14,934,839

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Electrical Components & Equipment — 0.3%
AMETEK, Inc.	4,235	$ 565,373
Emerson Electric Co.	10,480	1,008,595
Generac Holdings, Inc.*	1,107	459,571
		2,033,539
Electronics — 1.2%
Agilent Technologies, Inc.	5,284	781,028
Allegion PLC	1,732	241,268
Amphenol Corp., Class A	10,642	728,019
Fortive Corp.	6,159	429,529
Garmin Ltd.	2,676	387,057
Honeywell International, Inc.	12,235	2,683,747
Keysight Technologies, Inc.*	3,200	494,112
Mettler-Toledo International, Inc.*	415	574,916
TE Connectivity Ltd.	5,887	795,981
Trimble, Inc.*	4,600	376,418
Waters Corp.*	1,107	382,590
		7,874,665
Energy-Alternate Sources — 0.1%
Enphase Energy, Inc.*	2,300	422,349
Engineering & Construction — 0.1%
Jacobs Engineering Group, Inc.	2,302	307,133
Entertainment — 0.1%
Caesars Entertainment, Inc.*	3,669	380,659
Live Nation Entertainment, Inc.*	2,600	227,734
Penn National Gaming, Inc.*	2,612	199,792
		808,185
Environmental Control — 0.2%
Pentair PLC	2,923	197,273
Republic Services, Inc.	3,832	421,559
Waste Management, Inc.	6,782	950,226
		1,569,058
Food — 1.0%
Campbell Soup Co.	3,917	178,576
Conagra Brands, Inc.	8,869	322,654
General Mills, Inc.	10,845	660,786
Hormel Foods Corp.	5,195	248,061
Kellogg Co.	4,558	293,216
Lamb Weston Holdings, Inc.	2,600	209,716
McCormick & Co., Inc.	4,502	397,617
Mondelez International, Inc., Class A	24,661	1,539,833
Sysco Corp.	9,064	704,726
The Hershey Co.	2,575	448,513
The J.M. Smucker Co.	2,060	266,914
The Kraft Heinz Co.	11,714	477,697
The Kroger Co.	13,504	517,338
Tyson Foods, Inc., Class A	5,356	395,059
		6,660,706
Forest Products & Paper — 0.1%
International Paper Co.	7,076	433,830
	Number of Shares	Value†

Gas — 0.1%
Atmos Energy Corp.	2,319	$ 222,879
NiSource, Inc.	6,920	169,540
		392,419
Hand & Machine Tools — 0.1%
Snap-on, Inc.	994	222,089
Stanley Black & Decker, Inc.	2,949	604,516
		826,605
Healthcare Products — 3.9%
Abbott Laboratories	31,340	3,633,246
ABIOMED, Inc.*	833	259,988
Align Technology, Inc.*	1,280	782,080
Baxter International, Inc.	9,039	727,640
Boston Scientific Corp.*	25,317	1,082,555
Danaher Corp.	11,189	3,002,680
DENTSPLY SIRONA, Inc.	4,008	253,546
Edwards Lifesciences Corp.*	10,878	1,126,634
Henry Schein, Inc.*	2,410	178,798
Hologic, Inc.*	4,682	312,383
IDEXX Laboratories, Inc.*	1,522	961,219
Intuitive Surgical, Inc.*	2,113	1,943,199
Medtronic PLC	23,711	2,943,246
PerkinElmer, Inc.	2,001	308,974
ResMed, Inc.	2,524	622,217
STERIS PLC	1,600	330,080
Stryker Corp.	5,752	1,493,967
Teleflex, Inc.	826	331,879
The Cooper Cos., Inc.	893	353,869
Thermo Fisher Scientific, Inc.	6,931	3,496,482
West Pharmaceutical Services, Inc.	1,332	478,321
Zimmer Biomet Holdings, Inc.	3,612	580,882
		25,203,885
Healthcare Services — 2.1%
Anthem, Inc.	4,300	1,641,740
Catalent, Inc.*	3,000	324,360
Centene Corp.*	10,329	753,294
Charles River Laboratories International, Inc.*	900	332,928
DaVita, Inc.*	1,319	158,847
HCA Healthcare, Inc.	4,590	948,937
Humana, Inc.	2,319	1,026,668
IQVIA Holdings, Inc.*	3,454	836,973
Laboratory Corp. of America Holdings*	1,681	463,704
Quest Diagnostics, Inc.	2,449	323,194
UnitedHealth Group, Inc.	16,672	6,676,136
Universal Health Services, Inc., Class B	1,475	215,984
		13,702,765
Home Builders — 0.3%
D.R. Horton, Inc.	6,008	542,943
Lennar Corp., Class A	4,971	493,869
NVR, Inc.*	63	313,318

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Home Builders — (continued)
PulteGroup, Inc.	4,726	$ 257,897
		1,608,027
Home Furnishings — 0.1%
Leggett & Platt, Inc.	2,436	126,209
Whirlpool Corp.	1,130	246,363
		372,572
Household Products & Wares — 0.3%
Avery Dennison Corp.	1,567	329,446
Church & Dwight Co., Inc.	4,530	386,047
Kimberly-Clark Corp.	5,875	785,957
Newell Brands, Inc.	6,989	191,988
The Clorox Co.	2,304	414,513
		2,107,951
Insurance — 3.3%
Aflac, Inc.	11,343	608,665
American International Group, Inc.	15,382	732,183
Aon PLC, Class A	2,956	705,775
Arthur J. Gallagher & Co.	3,523	493,502
Assurant, Inc.	1,127	176,015
Berkshire Hathaway, Inc., Class B*	33,502	9,310,876
Chubb Ltd.	8,062	1,281,374
Cincinnati Financial Corp.	2,604	303,678
Everest Re Group Ltd.	725	182,707
Globe Life, Inc.	1,673	159,353
Lincoln National Corp.	3,150	197,946
Loews Corp.	3,889	212,534
Marsh & McLennan Cos., Inc.	8,909	1,253,318
MetLife, Inc.	13,468	806,060
Principal Financial Group, Inc.	4,406	278,415
Prudential Financial, Inc.	6,848	701,715
The Allstate Corp.	5,200	678,288
The Hartford Financial Services Group, Inc.	6,415	397,538
The Progressive Corp.	10,226	1,004,295
The Travelers Cos., Inc.	4,505	674,443
Unum Group	4,002	113,657
W.R. Berkley Corp.	2,600	193,518
Willis Towers Watson PLC	3,489	802,540
		21,268,395
Internet — 11.8%
Alphabet, Inc., Class A*	5,318	12,985,439
Alphabet, Inc., Class C*	5,035	12,619,321
Amazon.com, Inc.*	7,584	26,090,174
Booking Holdings, Inc.*	721	1,577,613
CDW Corp.	2,600	454,090
eBay, Inc.	11,577	812,821
Etsy, Inc.*	2,300	473,432
Expedia Group, Inc.*	2,434	398,470
F5 Networks, Inc.*	1,163	217,086
Facebook, Inc., Class A*	42,375	14,734,211
Netflix, Inc.*	7,824	4,132,715
Nortonlifelock, Inc.	10,440	284,177
Twitter, Inc.*	14,214	978,065
	Number of Shares	Value†

Internet — (continued)
VeriSign, Inc.*	1,814	$ 413,030
		76,170,644
Iron & Steel — 0.1%
Nucor Corp.	5,259	504,496
Leisure Time — 0.1%
Carnival Corp.*	14,891	392,527
Norwegian Cruise Line Holdings Ltd.*	7,031	206,781
Royal Caribbean Cruises Ltd.*	3,857	328,925
		928,233
Lodging — 0.3%
Hilton Worldwide Holdings, Inc.*	4,824	581,871
Las Vegas Sands Corp.*	5,905	311,135
Marriott International, Inc., Class A*	4,719	644,238
MGM Resorts International	7,436	317,145
Wynn Resorts Ltd.*	1,957	239,341
		2,093,730
Machinery — Construction & Mining — 0.3%
Caterpillar, Inc.	9,637	2,097,300
Machinery — Diversified — 0.7%
Deere & Co.	5,485	1,934,614
Dover Corp.	2,461	370,627
IDEX Corp.	1,400	308,070
Ingersoll Rand, Inc.*	6,657	324,928
Otis Worldwide Corp.	7,006	572,881
Rockwell Automation, Inc.	2,009	574,614
Westinghouse Air Brake Technologies Corp.	3,394	279,326
Xylem, Inc.	3,235	388,071
		4,753,131
Media — 2.1%
Charter Communications, Inc., Class A*	2,420	1,745,909
Comcast Corp., Class A	80,925	4,614,344
Discovery, Inc., Class A*	2,889	88,635
Discovery, Inc., Class C*	5,277	152,927
DISH Network Corp., Class A*	4,587	191,737
Fox Corp., Class A	6,068	225,305
Fox Corp., Class B	2,720	95,744
News Corp., Class A	6,937	178,766
News Corp., Class B	2,500	60,875
The Walt Disney Co.*	32,088	5,640,108
ViacomCBS, Inc., Class B	10,467	473,108
		13,467,458
Mining — 0.3%
Freeport-McMoRan, Inc.	26,208	972,579
Newmont Corp.	13,976	885,799
		1,858,378
Miscellaneous Manufacturing — 1.3%
3M Co.	10,195	2,025,033
A.O. Smith Corp.	2,467	177,772

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — (continued)
Eaton Corp. PLC	6,966	$ 1,032,222
General Electric Co.	154,390	2,078,089
Illinois Tool Works, Inc.	5,031	1,124,730
Parker-Hannifin Corp.	2,242	688,541
Textron, Inc.	4,198	288,696
Trane Technologies PLC	4,334	798,063
		8,213,146
Office & Business Equipment — 0.1%
Zebra Technologies Corp., Class A*	900	476,541
Oil & Gas — 2.3%
APA Corp.	7,042	152,318
Cabot Oil & Gas Corp.	7,012	122,430
Chevron Corp.	34,087	3,570,272
ConocoPhillips	23,670	1,441,503
Devon Energy Corp.	11,002	321,148
Diamondback Energy, Inc.	3,200	300,448
EOG Resources, Inc.	10,399	867,693
Exxon Mobil Corp.	74,732	4,714,095
Hess Corp.	4,940	431,361
Marathon Oil Corp.	13,811	188,106
Marathon Petroleum Corp.	11,064	668,487
Occidental Petroleum Corp.	14,459	452,133
Phillips 66	7,600	652,232
Pioneer Natural Resources Co.	4,197	682,096
Valero Energy Corp.	7,377	575,996
		15,140,318
Oil & Gas Services — 0.2%
Baker Hughes Co.	13,001	297,333
Halliburton Co.	15,860	366,683
NOV, Inc.*	7,110	108,925
Schlumberger Ltd.	24,350	779,444
		1,552,385
Packaging and Containers — 0.2%
Amcor PLC	26,132	299,473
Ball Corp.	6,036	489,036
Packaging Corp. of America	1,747	236,579
Sealed Air Corp.	2,786	165,070
Westrock Co.	4,676	248,857
		1,439,015
Pharmaceuticals — 5.1%
AbbVie, Inc.	31,149	3,508,623
AmerisourceBergen Corp.	2,666	305,230
Becton Dickinson and Co.	5,095	1,239,053
Bristol-Myers Squibb Co.	39,348	2,629,233
Cardinal Health, Inc.	5,242	299,266
Cigna Corp.	6,064	1,437,593
CVS Health Corp.	23,151	1,931,719
Dexcom, Inc.*	1,674	714,798
Eli Lilly & Co.	14,033	3,220,854
Johnson & Johnson	46,534	7,666,011
McKesson Corp.	2,828	540,827
Merck & Co., Inc.	44,652	3,472,586
	Number of Shares	Value†

Pharmaceuticals — (continued)
Organon & Co.*	4,605	$ 139,347
Perrigo Co. PLC	2,383	109,261
Pfizer, Inc.	98,754	3,867,207
Viatris, Inc.	21,779	311,222
Zoetis, Inc.	8,335	1,553,311
		32,946,141
Pipelines — 0.3%
Kinder Morgan, Inc.	33,758	615,409
ONEOK, Inc.	8,094	450,350
The Williams Cos., Inc.	21,013	557,895
		1,623,654
Real Estate — 0.1%
CBRE Group, Inc., Class A*	5,793	496,634
Retail — 5.0%
Advance Auto Parts, Inc.	1,220	250,271
AutoZone, Inc.*	395	589,427
Best Buy Co., Inc.	3,909	449,457
CarMax, Inc.*	2,935	379,055
Chipotle Mexican Grill, Inc.*	490	759,667
Costco Wholesale Corp.	7,792	3,083,061
Darden Restaurants, Inc.	2,363	344,974
Dollar General Corp.	4,206	910,136
Dollar Tree, Inc.*	3,977	395,711
Domino's Pizza, Inc.	723	337,272
Genuine Parts Co.	2,712	342,987
L Brands, Inc.	4,435	319,586
Lowe's Cos., Inc.	12,446	2,414,151
McDonald's Corp.	13,152	3,037,980
O'Reilly Automotive, Inc.*	1,255	710,594
Ross Stores, Inc.	6,405	794,220
Starbucks Corp.	20,742	2,319,163
Target Corp.	8,704	2,104,105
The Gap, Inc.	3,512	118,179
The Home Depot, Inc.	18,779	5,988,435
The TJX Cos., Inc.	21,508	1,450,069
Tractor Supply Co.	2,086	388,121
Ulta Beauty, Inc.*	950	328,482
Walgreens Boots Alliance, Inc.	12,726	669,515
Walmart, Inc.	24,211	3,414,235
Yum! Brands, Inc.	5,315	611,384
		32,510,237
Savings & Loans — 0.0%
People's United Financial, Inc.	7,929	135,903
Semiconductors — 5.7%
Advanced Micro Devices, Inc.*	18,241	1,713,377
Analog Devices, Inc.	4,570	786,771
Applied Materials, Inc.	16,152	2,300,045
Broadcom, Inc.	7,200	3,433,248
Intel Corp.	71,251	4,000,031
IPG Photonics Corp.*	667	140,584
KLA Corp.	2,673	866,613
Lam Research Corp.	2,505	1,630,004

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
Maxim Integrated Products, Inc.	8,479	$ 893,347
Microchip Technology, Inc.	4,824	722,346
Micron Technology, Inc.*	19,696	1,673,766
Monolithic Power Systems, Inc.	800	298,760
NVIDIA Corp.	11,011	8,809,901
NXP Semiconductors N.V.	4,791	985,605
Qorvo, Inc.*	2,048	400,691
QUALCOMM, Inc.	19,874	2,840,591
Skyworks Solutions, Inc.	2,852	546,871
Teradyne, Inc.	3,000	401,880
Texas Instruments, Inc.	16,280	3,130,644
Xilinx, Inc.	6,835	988,614
		36,563,689
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	741	156,166
Software — 10.0%
Activision Blizzard, Inc.	13,619	1,299,797
Adobe, Inc.*	8,439	4,942,216
Akamai Technologies, Inc.*	2,841	331,261
ANSYS, Inc.*	1,586	550,437
Autodesk, Inc.*	3,851	1,124,107
Broadridge Financial Solutions, Inc.	2,102	339,536
Cadence Design Systems, Inc.*	4,943	676,301
Cerner Corp.	5,170	404,087
Citrix Systems, Inc.	2,201	258,111
Electronic Arts, Inc.	5,140	739,286
Fidelity National Information Services, Inc.	10,887	1,542,361
Fiserv, Inc.*	10,649	1,138,272
Intuit, Inc.	4,810	2,357,718
Jack Henry & Associates, Inc.	1,400	228,914
Microsoft Corp.	133,265	36,101,489
MSCI, Inc.	1,435	764,970
Oracle Corp.	31,992	2,490,257
Paychex, Inc.	5,557	596,266
Paycom Software, Inc.*	900	327,123
PTC, Inc.*	1,900	268,394
Roper Technologies, Inc.	1,878	883,036
salesforce.com, Inc.*	16,338	3,990,883
ServiceNow, Inc.*	3,499	1,922,875
Synopsys, Inc.*	2,706	746,288
Take-Two Interactive Software, Inc.*	2,101	371,919
Tyler Technologies, Inc.*	734	332,040
		64,727,944
Telecommunications — 2.3%
Arista Networks, Inc.*	972	352,165
AT&T, Inc.	125,936	3,624,438
Cisco Systems, Inc.	74,351	3,940,603
Corning, Inc.	14,043	574,359
Juniper Networks, Inc.	5,811	158,931
Lumen Technologies, Inc.	17,500	237,825
Motorola Solutions, Inc.	2,994	649,249
T-Mobile USA, Inc.*	10,241	1,483,204
	Number of Shares	Value†

Telecommunications — (continued)
Verizon Communications, Inc.	73,053	$ 4,093,159
		15,113,933
Textiles — 0.0%
Mohawk Industries, Inc.*	1,128	216,790
Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	2,270	214,560
Transportation — 1.7%
C.H. Robinson Worldwide, Inc.	2,288	214,317
CSX Corp.	39,815	1,277,265
Expeditors International of Washington, Inc.	3,031	383,725
FedEx Corp.	4,277	1,275,957
J.B. Hunt Transport Services, Inc.	1,592	259,416
Kansas City Southern	1,682	476,628
Norfolk Southern Corp.	4,507	1,196,203
Old Dominion Freight Line, Inc.	1,730	439,074
Union Pacific Corp.	11,700	2,573,181
United Parcel Service, Inc., Class B	12,741	2,649,746
		10,745,512
Water — 0.1%
American Water Works Co., Inc.	3,343	515,257
TOTAL COMMON STOCKS (Cost $275,926,273)		626,855,089

REAL ESTATE INVESTMENT TRUSTS — 2.5%
Apartments — 0.3%
AvalonBay Communities, Inc.	2,525	526,942
Equity Residential	6,174	475,398
Essex Property Trust, Inc.	1,109	332,711
Mid-America Apartment Communities, Inc.	2,116	356,377
UDR, Inc.	5,274	258,321
		1,949,749
Building & Real Estate — 0.1%
Realty Income Corp.	6,564	438,081
Diversified — 1.1%
American Tower Corp.	8,058	2,176,788
Crown Castle International Corp.	7,585	1,479,834
Digital Realty Trust, Inc.	5,001	752,450
Duke Realty Corp.	6,867	325,152
Equinix, Inc.	1,570	1,260,082
SBA Communications Corp.	1,947	620,509
Vornado Realty Trust	2,813	131,283
Weyerhaeuser Co.	13,744	473,069
		7,219,167
Healthcare — 0.2%
Healthpeak Properties, Inc.	9,763	325,010
Ventas, Inc.	6,740	384,854
Welltower, Inc.	7,236	601,312
		1,311,176

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Index 500 Fund
	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Hotels & Resorts — 0.0%
Host Hotels & Resorts, Inc.*	12,690	$ 216,872
Industrial — 0.3%
Prologis, Inc.	13,264	1,585,446
Office Property — 0.1%
Alexandria Real Estate Equities, Inc.	2,237	407,000
Boston Properties, Inc.	2,616	299,767
		706,767
Regional Malls — 0.1%
Simon Property Group, Inc.	5,717	745,954
Storage & Warehousing — 0.2%
Extra Space Storage, Inc.	2,412	395,134
Iron Mountain, Inc.	5,224	221,080
Public Storage	2,705	813,366
		1,429,580
Strip Centers — 0.1%
Federal Realty Investment Trust	1,233	144,470
Kimco Realty Corp.	8,160	170,136
Regency Centers Corp.	3,024	193,748
		508,354
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $9,491,607)		16,111,146

SHORT-TERM INVESTMENTS — 0.8%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $5,048,472)	5,048,472	5,048,472
TOTAL INVESTMENTS — 100.3% (Cost $290,466,352)		$ 648,014,707
Other Assets & Liabilities — (0.3)%		(1,916,453)
TOTAL NET ASSETS — 100.0%		$ 646,098,254

†	See Security Valuation Note.
*	Non-income producing security.
N.V.— Naamloze Vennootschap.
NA— National Association.
PLC— Public Limited Company.
S&P— Standards & Poor's
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$626,855,089	$626,855,089	$—	$—
Real Estate Investment Trusts	16,111,146	16,111,146	—	—
Short-Term Investments	5,048,472	5,048,472	—	—
Total Investments	$ 648,014,707	$ 648,014,707	$ —	$ —
Other Financial Instruments(1)
Futures Contracts	$ 67,422	$ 67,422	$—	$—
Total Assets—Other Financial Instruments	$ 67,422	$ 67,422	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Index 500 Fund
Futures contracts held by the Fund at June 30, 2021 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	E-mini S&P 500 Index	09/17/2021	25	50	$4,289	$5,360,750	$67,422	$—
							$67,422	$—
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Mid Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 98.3%
Aerospace & Defense — 0.5%
CAE, Inc.*	33,268	$ 1,024,654
Apparel — 1.2%
Canada Goose Holdings, Inc.*	55,707	2,436,624
Auto Parts & Equipment — 1.8%
BorgWarner, Inc.	79,268	3,847,669
Banks — 3.7%
First Republic Bank	21,145	3,957,710
SVB Financial Group*	6,544	3,641,278
		7,598,988
Biotechnology — 4.2%
Genmab A/S, ADR*	71,446	2,917,140
Horizon Therapeutics PLC*	27,978	2,619,860
Seagen, Inc.*	19,754	3,118,762
		8,655,762
Building Materials — 1.8%
Trex Co., Inc.*	37,511	3,833,999
Chemicals — 1.3%
RPM International, Inc.	30,499	2,704,651
Commercial Services — 7.6%
CoStar Group, Inc.*	74,765	6,192,037
MarketAxess Holdings, Inc.	11,834	5,486,124
TransUnion	37,448	4,112,165
		15,790,326
Computers — 1.9%
Crowdstrike Holdings, Inc., Class A*	15,462	3,885,755
Distribution & Wholesale — 1.8%
Fastenal Co.	73,963	3,846,076
Electrical Components & Equipment — 2.1%
Novanta, Inc.*	10,252	1,381,560
Universal Display Corp.	12,983	2,886,510
		4,268,070
Electronics — 6.6%
Agilent Technologies, Inc.	17,502	2,586,971
II-VI, Inc.*	58,030	4,212,398
Keysight Technologies, Inc.*	26,567	4,102,210
Trimble, Inc.*	34,766	2,844,902
		13,746,481
Entertainment — 1.1%
Vail Resorts, Inc.*	7,242	2,292,238
Food — 1.2%
The Hershey Co.	14,809	2,579,432
Healthcare Products — 11.3%
10X Genomics, Inc., Class A*	9,819	1,922,757
ABIOMED, Inc.*	9,479	2,958,491
Bio-Techne Corp.	6,743	3,036,103
Edwards Lifesciences Corp.*	29,795	3,085,868
	Number of Shares	Value†

Healthcare Products — (continued)
Envista Holdings Corp.*	62,982	$ 2,721,452
Glaukos Corp.*	22,079	1,872,961
Intuitive Surgical, Inc.*	3,422	3,147,008
Masimo Corp.*	9,260	2,245,087
Repligen Corp.*	7,014	1,400,135
Zimmer Biomet Holdings, Inc.	6,411	1,031,017
		23,420,879
Housewares — 1.1%
The Scotts Miracle-Gro Co.	11,760	2,256,979
Internet — 4.5%
Pinterest, Inc., Class A*	28,463	2,247,154
Q2 Holdings, Inc.*	9,755	1,000,668
Twitter, Inc.*	48,951	3,368,318
Zendesk, Inc.*	18,300	2,641,422
		9,257,562
Machinery — Diversified — 3.3%
IDEX Corp.	13,722	3,019,526
The Middleby Corp.*	22,501	3,898,523
		6,918,049
Miscellaneous Manufacturing — 2.7%
A.O. Smith Corp.	49,179	3,543,839
Trane Technologies PLC	11,320	2,084,465
		5,628,304
Pharmaceuticals — 2.9%
Dexcom, Inc.*	14,172	6,051,444
Retail — 9.2%
Chipotle Mexican Grill, Inc.*	4,496	6,970,329
Dollar Tree, Inc.*	26,989	2,685,405
Lululemon Athletica, Inc.*	6,784	2,475,956
National Vision Holdings, Inc.*	50,175	2,565,448
Ulta Beauty, Inc.*	12,465	4,310,023
		19,007,161
Semiconductors — 10.1%
Brooks Automation, Inc.	24,112	2,297,391
Marvell Technology, Inc.	66,490	3,878,362
Microchip Technology, Inc.	26,723	4,001,502
Monolithic Power Systems, Inc.	14,155	5,286,185
SkyWater Technology, Inc.*	17,734	508,079
Teradyne, Inc.	37,538	5,028,590
		21,000,109
Software — 14.1%
Cerner Corp.	54,180	4,234,709
DocuSign, Inc.*	23,688	6,622,454
Electronic Arts, Inc.	31,804	4,574,370
Five9, Inc.*	20,952	3,842,387
Guidewire Software, Inc.*	28,024	3,158,865
Paycom Software, Inc.*	9,242	3,359,190
Tyler Technologies, Inc.*	7,784	3,521,248
		29,313,223

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Mid Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — 2.3%
Arista Networks, Inc.*	12,928	$ 4,683,944
TOTAL COMMON STOCKS (Cost $108,181,754)		204,048,379

SHORT-TERM INVESTMENTS — 2.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $4,253,633)	4,253,633	4,253,633
TOTAL INVESTMENTS — 100.4% (Cost $112,435,387)		$ 208,302,012
Other Assets & Liabilities — (0.4)%		(828,763)
TOTAL NET ASSETS — 100.0%		$ 207,473,249
Number of Contracts
WRITTEN OPTIONS — (0.0)%
Call Options
TOTAL WRITTEN OPTIONS
(See open written options schedule)
(Premiums $(1,868))	(21)	$ (1,050)

†	See Security Valuation Note.
*	Non-income producing security.
A/S— Aktieselskab.
ADR— American Depositary Receipt.
PLC— Public Limited Company.
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$204,048,379	$204,048,379	$—	$—
Short-Term Investments	4,253,633	4,253,633	—	—
Total Investments	$ 208,302,012	$ 208,302,012	$ —	$ —
LIABILITIES TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Written Options	$(1,050)	$(1,050)	$—	$—
Total Liabilities—Other Financial Instruments	$ (1,050)	$ (1,050)	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Open written options contracts held by the Fund at June 30, 2021 are as follows:
Open Written Options
Exchange Traded
Call Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Glaukos Corp.	(21)	$189,000	$90	7/16/2021	$(1,050)
Total Written Options					$(1,050)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Mid Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — 86.3%
Aerospace & Defense — 0.9%
Mercury Systems, Inc.*	14,226	$ 942,899
Apparel — 3.0%
Carter's, Inc.	8,984	926,879
Columbia Sportswear Co.	9,579	942,191
Levi Strauss & Co., Class A	42,349	1,173,914
		3,042,984
Auto Parts & Equipment — 1.0%
Aptiv PLC*	6,754	1,062,607
Banks — 9.0%
Citizens Financial Group, Inc.	44,276	2,030,940
Fifth Third Bancorp	39,410	1,506,644
First Horizon Corp.	122,567	2,117,958
M&T Bank Corp.	8,689	1,262,598
Regions Financial Corp.	84,066	1,696,452
State Street Corp.	7,438	611,999
		9,226,591
Biotechnology — 1.1%
Corteva, Inc.	25,085	1,112,520
Building Materials — 1.1%
Martin Marietta Materials, Inc.	3,331	1,171,879
Chemicals — 5.0%
Axalta Coating Systems Ltd.*	40,907	1,247,255
DuPont de Nemours, Inc.	18,367	1,421,790
FMC Corp.	11,622	1,257,500
NewMarket Corp.	181	58,278
Nutrien Ltd.	4,959	300,565
Westlake Chemical Corp.	9,581	863,152
		5,148,540
Commercial Services — 0.8%
Global Payments, Inc.	4,279	802,484
Computers — 0.8%
Check Point Software Technologies Ltd.*	6,637	770,755
Distribution & Wholesale — 1.4%
IAA, Inc.*	26,007	1,418,422
Electric — 4.8%
Alliant Energy Corp.	41,533	2,315,880
DTE Energy Co.	6,760	876,096
Entergy Corp.	16,801	1,675,060
		4,867,036
Electrical Components & Equipment — 1.7%
AMETEK, Inc.	13,262	1,770,477
Electronics — 2.8%
Agilent Technologies, Inc.	8,706	1,286,834
Vontier Corp.	48,735	1,587,786
		2,874,620
	Number of Shares	Value†

Engineering & Construction — 1.1%
EMCOR Group, Inc.	9,301	$ 1,145,790
Environmental Control — 1.3%
Waste Connections, Inc.	11,555	1,380,014
Food — 1.2%
Tyson Foods, Inc., Class A	16,460	1,214,090
Hand & Machine Tools — 1.6%
Lincoln Electric Holdings, Inc.	12,128	1,597,379
Healthcare Products — 3.0%
Haemonetics Corp.*	8,575	571,438
Henry Schein, Inc.*	25,719	1,908,093
Quidel Corp.*	4,525	579,743
		3,059,274
Healthcare Services — 2.2%
Laboratory Corp. of America Holdings*	8,266	2,280,176
Home Furnishings — 1.0%
Leggett & Platt, Inc.	20,660	1,070,395
Insurance — 6.6%
Globe Life, Inc.	26,860	2,558,415
RenaissanceRe Holdings Ltd.	12,561	1,869,328
The Hartford Financial Services Group, Inc.	38,242	2,369,857
		6,797,600
Internet — 1.2%
F5 Networks, Inc.*	6,769	1,263,501
Machinery — Construction & Mining — 3.9%
BWX Technologies, Inc.	42,795	2,487,245
Oshkosh Corp.	12,181	1,518,240
		4,005,485
Machinery — Diversified — 1.4%
GrafTech International Ltd.	121,202	1,408,367
Media — 2.5%
Discovery, Inc., Class C*	39,180	1,135,437
Fox Corp., Class B	40,806	1,436,371
		2,571,808
Miscellaneous Manufacturing — 1.1%
Carlisle Cos., Inc.	5,658	1,082,828
Oil & Gas — 2.6%
Cabot Oil & Gas Corp.	18,772	327,759
Marathon Petroleum Corp.	19,047	1,150,820
Pioneer Natural Resources Co.	7,095	1,153,079
		2,631,658
Packaging and Containers — 1.7%
Graphic Packaging Holding Co.	98,537	1,787,461

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Mid Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — 1.1%
Cardinal Health, Inc.	14,354	$ 819,470
Organon & Co.*	9,085	274,912
		1,094,382
Retail — 8.1%
AutoZone, Inc.*	777	1,159,455
Casey's General Stores, Inc.	9,819	1,911,170
Cracker Barrel Old Country Store, Inc.	4,664	692,417
MSC Industrial Direct Co., Inc., Class A	16,445	1,475,610
O'Reilly Automotive, Inc.*	1,631	923,489
Qurate Retail, Inc., Class A	81,626	1,068,484
Ross Stores, Inc.	8,492	1,053,008
		8,283,633
Semiconductors — 3.4%
CMC Materials, Inc.	6,821	1,028,197
Maxim Integrated Products, Inc.	23,430	2,468,585
		3,496,782
Software — 6.0%
CDK Global, Inc.	33,161	1,647,770
Cerner Corp.	12,511	977,860
Citrix Systems, Inc.	6,355	745,251
Electronic Arts, Inc.	7,266	1,045,069
ManTech International Corp., Class A	8,769	758,869
Synopsys, Inc.*	3,628	1,000,566
		6,175,385
Telecommunications — 1.0%
Motorola Solutions, Inc.	4,511	978,210
Trucking and Leasing — 0.9%
GATX Corp.	10,201	902,482
TOTAL COMMON STOCKS (Cost $66,843,716)		88,438,514

REAL ESTATE INVESTMENT TRUSTS — 10.3%
Apartments — 1.1%
Equity Residential	14,428	1,110,956
Building & Real Estate — 3.2%
Equity LifeStyle Properties, Inc.	43,645	3,243,260
Diversified — 1.6%
Lamar Advertising Co., Class A	15,904	1,660,696
Hotels & Resorts — 1.4%
Apple Hospitality REIT, Inc.	96,856	1,478,022
Industrial — 1.5%
Americold Realty Trust	39,192	1,483,417
Office Property — 0.7%
Equity Commonwealth	28,293	741,277
	Number of Shares	Value†

Storage & Warehousing — 0.8%
Public Storage	2,602	$ 782,395
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $8,229,055)		10,500,023

SHORT-TERM INVESTMENTS — 2.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $2,677,326)	2,677,326	2,677,326
TOTAL INVESTMENTS — 99.2% (Cost $77,750,097)		$ 101,615,863
Other Assets & Liabilities — 0.8%		846,410
TOTAL NET ASSETS — 100.0%		$ 102,462,273

†	See Security Valuation Note.
*	Non-income producing security.
PLC— Public Limited Company.
REIT— Real Estate Investment Trust.
Country Weightings as of 6/30/2021††
United States	96%
Bermuda	2
Ireland	1
Israel	1
Total	100%
††	% of total investments as of June 30, 2021.
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$ 88,438,514	$ 88,438,514	$—	$—
Real Estate Investment Trusts	10,500,023	10,500,023	—	—
Short-Term Investments	2,677,326	2,677,326	—	—
Total Investments	$ 101,615,863	$ 101,615,863	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Mid Core Value Fund
	Number of Shares	Value†
COMMON STOCKS — 93.5%
Aerospace & Defense — 2.4%
BAE Systems PLC	147,899	$ 1,067,953
General Dynamics Corp.	7,279	1,370,344
		2,438,297
Airlines — 1.6%
Southwest Airlines Co.*	31,296	1,661,505
Auto Manufacturers — 2.3%
Cummins, Inc.	2,164	527,605
Honda Motor Co., Ltd., ADR	32,534	1,046,944
PACCAR, Inc.	8,232	734,706
		2,309,255
Auto Parts & Equipment — 1.6%
BorgWarner, Inc.	22,958	1,114,381
Bridgestone Corp.	11,500	523,269
		1,637,650
Banks — 9.7%
Commerce Bancshares, Inc.	3,463	258,201
Eastern Bankshares, Inc.	5,875	120,849
First Hawaiian, Inc.	19,162	543,051
M&T Bank Corp.	6,832	992,758
Northern Trust Corp.	19,218	2,221,985
Prosperity Bancshares, Inc.	7,749	556,378
State Street Corp.	8,090	665,645
The Bank of New York Mellon Corp.	50,269	2,575,281
Truist Financial Corp.	24,254	1,346,097
Westamerica BanCorp	10,628	616,743
		9,896,988
Building Materials — 0.6%
Johnson Controls International PLC	8,607	590,698
Chemicals — 0.9%
Axalta Coating Systems Ltd.*	28,426	866,709
Commercial Services — 0.4%
Euronet Worldwide, Inc.*	3,213	434,880
Computers — 1.7%
Amdocs Ltd.	7,536	582,985
HP, Inc.	38,943	1,175,689
		1,758,674
Diversified Financial Services — 2.4%
Ameriprise Financial, Inc.	5,142	1,279,741
T. Rowe Price Group, Inc.	6,023	1,192,373
		2,472,114
Electric — 6.1%
Edison International	30,056	1,737,838
Evergy, Inc.	9,072	548,221
Eversource Energy	7,456	598,269
NorthWestern Corp.	23,975	1,443,774
Pinnacle West Capital Corp.	19,799	1,622,924
Xcel Energy, Inc.	3,929	258,843
		6,209,869
	Number of Shares	Value†

Electrical Components & Equipment — 2.1%
Emerson Electric Co.	22,268	$ 2,143,072
Electronics — 3.6%
Hubbell, Inc.	7,062	1,319,464
nVent Electric PLC	58,452	1,826,040
TE Connectivity Ltd.	3,971	536,919
		3,682,423
Environmental Control — 1.3%
Republic Services, Inc.	11,797	1,297,788
Food — 7.1%
Conagra Brands, Inc.	54,184	1,971,214
General Mills, Inc.	9,952	606,375
Kellogg Co.	10,478	674,050
Koninklijke Ahold Delhaize N.V.	61,290	1,821,953
Orkla ASA	75,358	767,570
Sysco Corp.	7,166	557,156
The J.M. Smucker Co.	6,533	846,481
		7,244,799
Food Service — 1.0%
Sodexo S.A.*	11,131	1,038,729
Forest Products & Paper — 1.5%
Mondi PLC	56,542	1,486,859
Gas — 1.5%
Atmos Energy Corp.	8,217	789,736
Spire, Inc.	10,847	783,913
		1,573,649
Healthcare Products — 6.0%
Baxter International, Inc.	6,769	544,905
Envista Holdings Corp.*	11,778	508,927
Henry Schein, Inc.*	20,376	1,511,695
Koninklijke Philips N.V.	8,891	441,883
Zimmer Biomet Holdings, Inc.	19,076	3,067,802
		6,075,212
Healthcare Services — 4.5%
Centene Corp.*	10,380	757,013
Quest Diagnostics, Inc.	14,626	1,930,193
Universal Health Services, Inc., Class B	13,097	1,917,794
		4,605,000
Household Products & Wares — 0.9%
Kimberly-Clark Corp.	6,856	917,196
Insurance — 6.8%
Aflac, Inc.	30,154	1,618,064
Arthur J. Gallagher & Co.	2,877	403,010
Chubb Ltd.	12,851	2,042,538
Reinsurance Group of America, Inc.	13,563	1,546,182
The Allstate Corp.	6,423	837,816
The Hartford Financial Services Group, Inc.	7,946	492,413
		6,940,023

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Mid Core Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — 1.0%
F5 Networks, Inc.*	5,576	$ 1,040,816
Leisure Time — 0.7%
Polaris, Inc.	4,975	681,376
Machinery — Construction & Mining — 0.9%
Oshkosh Corp.	7,081	882,576
Machinery — Diversified — 1.1%
Crane Co.	6,819	629,871
IMI PLC	21,028	500,314
		1,130,185
Media — 1.4%
Fox Corp., Class B	39,203	1,379,946
Miscellaneous Manufacturing — 0.3%
Textron, Inc.	4,969	341,718
Oil & Gas — 3.8%
Cimarex Energy Co.	6,753	489,255
ConocoPhillips	29,931	1,822,798
Devon Energy Corp.	18,194	531,083
Pioneer Natural Resources Co.	6,070	986,496
		3,829,632
Oil & Gas Services — 0.8%
Baker Hughes Co.	35,950	822,177
Packaging and Containers — 3.0%
Amcor PLC	45,720	523,951
Packaging Corp. of America	5,015	679,131
Sonoco Products Co.	27,701	1,853,197
		3,056,279
Pharmaceuticals — 3.9%
Becton Dickinson and Co.	4,444	1,080,736
Cardinal Health, Inc.	28,997	1,655,439
McKesson Corp.	6,329	1,210,358
		3,946,533
Retail — 5.5%
Advance Auto Parts, Inc.	9,803	2,010,987
Beacon Roofing Supply, Inc.*	6,038	321,524
Dollar Tree, Inc.*	13,734	1,366,533
Genuine Parts Co.	3,102	392,310
MSC Industrial Direct Co., Inc., Class A	16,714	1,499,747
		5,591,101
Savings & Loans — 0.3%
Capitol Federal Financial, Inc.	28,015	330,017
Software — 3.4%
CDK Global, Inc.	12,842	638,119
Cerner Corp.	24,819	1,939,853
Open Text Corp.	16,791	852,983
		3,430,955
Telecommunications — 0.7%
Juniper Networks, Inc.	24,933	681,918
	Number of Shares	Value†

Transportation — 0.7%
Heartland Express, Inc.	40,304	$ 690,408
TOTAL COMMON STOCKS (Cost $79,420,421)		95,117,026

REAL ESTATE INVESTMENT TRUSTS — 5.1%
Apartments — 0.9%
Essex Property Trust, Inc.	3,119	935,731
Diversified — 1.0%
Equinix, Inc.	910	730,366
Weyerhaeuser Co.	9,374	322,653
		1,053,019
Healthcare — 2.1%
Healthcare Trust of America, Inc., Class A	31,399	838,353
Healthpeak Properties, Inc.	38,440	1,279,668
		2,118,021
Hotels & Resorts — 1.1%
MGM Growth Properties LLC, Class A	29,822	1,092,082
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,334,144)		5,198,853

SHORT-TERM INVESTMENTS — 1.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $1,033,433)	1,033,433	1,033,433
TOTAL INVESTMENTS — 99.6% (Cost $84,787,998)		$ 101,349,312
Other Assets & Liabilities — 0.4%		359,915
TOTAL NET ASSETS — 100.0%		$ 101,709,227

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
ASA— Allmennaksjeselskap.
LLC— Limited Liability Company.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Mid Core Value Fund
Country Weightings as of 6/30/2021††
United States	86%
United Kingdom	5
Switzerland	3
Netherlands	2
Japan	1
France	1
Canada	1
Norway	1
Total	100%
††	% of total investments as of June 30, 2021.
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$95,117,026	$95,117,026	$ —	$—
Real Estate Investment Trusts	5,198,853	5,198,853	—	—
Short-Term Investments	1,033,433	1,033,433	—	—
Total Investments	$ 101,349,312	$ 101,349,312	$ —	$ —
Other Financial Instruments(1)
Forward Foreign Currency Contracts	$ 32,504	$ —	$32,504	$—
Total Assets—Other Financial Instruments	$ 32,504	$ —	$ 32,504	$ —
LIABILITIES TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Forward Foreign Currency Contracts	$(493)	$—	$(493)	$—
Total Liabilities—Other Financial Instruments	$ (493)	$ —	$ (493)	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Open forward foreign currency contracts held at June 30, 2021 were as follows:
Open forward foreign currency contracts
	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain	Unrealized Foreign Exchange Loss
Sell	Japanese Yen	Bank of America	9/30/2021	(105,074,678)	111.00600	$(950,059)	$(946,567)	$3,492	$—
Sell	Euro	Credit Suisse	9/30/2021	(2,298,653)	0.84173	(2,741,718)	(2,730,869)	10,849	—
Buy	Pound Sterling	JPMorgan	9/30/2021	49,134	0.72276	68,307	67,981	—	(326)
Sell	Pound Sterling	JPMorgan	9/30/2021	(1,949,416)	0.72276	(2,713,471)	(2,697,193)	16,278	—
Buy	Norwegian Krone	UBS Securities	9/30/2021	137,889	8.60737	16,187	16,020	—	(167)
Sell	Norwegian Krone	UBS Securities	9/30/2021	(5,867,859)	8.60737	(683,610)	(681,725)	1,885	—
	Total							$32,504	$(493)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
SMID Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 98.5%
Aerospace & Defense — 2.8%
HEICO Corp., Class A	5,413	$ 672,186
Kratos Defense & Security Solutions, Inc.*	23,665	674,216
Teledyne Technologies, Inc.*	3,520	1,474,282
		2,820,684
Apparel — 3.0%
Crocs, Inc.*	6,842	797,230
Deckers Outdoor Corp.*	3,914	1,503,250
Levi Strauss & Co., Class A	28,887	800,747
		3,101,227
Auto Parts & Equipment — 0.9%
Fox Factory Holding Corp.*	6,099	949,370
Beverages — 0.4%
Oatly Group AB, ADR*	18,959	463,737
Biotechnology — 9.7%
Allogene Therapeutics, Inc.*	9,692	252,767
Alnylam Pharmaceuticals, Inc.*	5,441	922,358
Argenx S.E., ADR*	2,676	805,663
Atea Pharmaceuticals, Inc.*	6,682	143,529
Beam Therapeutics, Inc.*	12,579	1,619,043
Berkeley Lights, Inc.*	4,032	180,674
Certara, Inc.*	26,162	741,170
Exelixis, Inc.*	38,347	698,682
Guardant Health, Inc.*	13,574	1,685,755
Halozyme Therapeutics, Inc.*	25,746	1,169,126
Pacific Biosciences of California, Inc.*	14,076	492,238
Twist Bioscience Corp.*	1,750	233,188
Ultragenyx Pharmaceutical, Inc.*	5,961	568,381
Y-mAbs Therapeutics, Inc.*	10,216	345,301
		9,857,875
Building Materials — 1.7%
Lennox International, Inc.	1,810	634,948
The AZEK Co., Inc*	24,859	1,055,513
		1,690,461
Chemicals — 2.8%
Ashland Global Holdings, Inc.	12,686	1,110,025
RPM International, Inc.	15,937	1,413,293
Zymergen, Inc.*	9,044	361,851
		2,885,169
Commercial Services — 3.7%
Avalara, Inc.*	9,275	1,500,695
Booz Allen Hamilton Holding Corp.	13,330	1,135,450
Shift4 Payments, Inc., Class A*	12,503	1,171,781
		3,807,926
Computers — 2.5%
Rapid7, Inc.*	13,589	1,285,927
Varonis Systems, Inc.*	21,195	1,221,256
		2,507,183
	Number of Shares	Value†

Distribution & Wholesale — 2.1%
Pool Corp.	2,664	$ 1,221,870
SiteOne Landscape Supply, Inc.*	5,582	944,810
		2,166,680
Diversified Financial Services — 2.2%
Evercore, Inc., Class A	8,245	1,160,648
Stifel Financial Corp.	16,823	1,091,140
		2,251,788
Electrical Components & Equipment — 2.4%
Generac Holdings, Inc.*	2,582	1,071,917
Novanta, Inc.*	10,641	1,433,981
		2,505,898
Electronics — 1.3%
Allegion PLC	9,219	1,284,207
Energy-Alternate Sources — 0.4%
Shoals Technologies Group, Inc., Class A*	11,605	411,977
Engineering & Construction — 1.5%
Jacobs Engineering Group, Inc.	8,989	1,199,313
Latham Group, Inc.*	11,919	380,931
		1,580,244
Environmental Control — 0.6%
Tetra Tech, Inc.	5,240	639,490
Healthcare Products — 10.1%
10X Genomics, Inc., Class A*	5,141	1,006,711
Bio-Techne Corp.	4,615	2,077,950
Castle Biosciences, Inc.*	7,532	552,321
Neogen Corp.*	11,348	522,462
Nevro Corp.*	3,089	512,125
PerkinElmer, Inc.	13,803	2,131,321
Quanterix Corp.*	10,435	612,117
Repligen Corp.*	4,767	951,588
Tandem Diabetes Care, Inc.*	8,104	789,330
Teleflex, Inc.	2,849	1,144,700
		10,300,625
Healthcare Services — 1.7%
Molina Healthcare, Inc.*	6,994	1,769,902
Household Products & Wares — 1.2%
Avery Dennison Corp.	5,803	1,220,023
Housewares — 0.8%
The Scotts Miracle-Gro Co.	4,221	810,094
Internet — 3.9%
Bumble, Inc., Class A*	13,408	772,301
Figs, Inc., Class A*	2,609	130,711
Revolve Group, Inc.*	7,406	510,273
Stitch Fix, Inc., Class A*	12,009	724,143
Zendesk, Inc.*	12,721	1,836,149
		3,973,577

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
SMID Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Leisure Time — 3.3%
Brunswick Corp.	9,930	$ 989,226
Planet Fitness, Inc., Class A*	9,155	688,914
Polaris, Inc.	5,457	747,391
YETI Holdings, Inc.*	9,846	904,060
		3,329,591
Lodging — 0.8%
Wyndham Hotels & Resorts, Inc.	11,103	802,636
Machinery — Diversified — 4.5%
Chart Industries, Inc.*	7,254	1,061,405
Colfax Corp.*	27,230	1,247,407
IDEX Corp.	6,445	1,418,222
The Toro Co.	8,081	887,940
		4,614,974
Metal Fabricate/Hardware — 1.2%
RBC Bearings, Inc.*	6,006	1,197,717
Pharmaceuticals — 3.5%
Agios Pharmaceuticals, Inc.*	20,764	1,144,304
Elanco Animal Health, Inc.*	24,186	839,012
Intellia Therapeutics, Inc.*	1,350	218,579
Neurocrine Biosciences, Inc.*	14,534	1,414,449
		3,616,344
Retail — 6.5%
Five Below, Inc.*	6,637	1,282,733
Floor & Decor Holdings, Inc., Class A*	11,922	1,260,155
Freshpet, Inc.*	8,573	1,397,056
RH*	2,471	1,677,809
Texas Roadhouse, Inc.	10,129	974,410
		6,592,163
Semiconductors — 8.6%
Allegro MicroSystems, Inc.*	32,144	890,389
Brooks Automation, Inc.	12,674	1,207,579
Entegris, Inc.	19,233	2,365,082
Lattice Semiconductor Corp.*	21,891	1,229,836
MKS Instruments, Inc.	9,487	1,688,211
Monolithic Power Systems, Inc.	3,673	1,371,682
		8,752,779
Software — 13.2%
Alignment Healthcare, Inc.*	28,769	672,332
Alkami Technology, Inc.*	6,955	248,085
Bill.com Holdings, Inc.*	7,016	1,285,191
Blackline, Inc.*	8,571	953,695
Confluent, Inc., Class A*	898	42,655
DigitalOcean Holdings, Inc.*	15,979	888,273
Dynatrace, Inc.*	34,434	2,011,634
Elastic N.V.*	8,332	1,214,472
HubSpot, Inc.*	1,294	754,040
Monday.com Ltd.*	1,495	334,267
MongoDB, Inc.*	3,001	1,084,921
nCino, Inc.*	8,516	510,279
Olo, Inc., Class A*	9,852	368,366
Procore Technologies, Inc.*	3,862	366,697
	Number of Shares	Value†

Software — (continued)
Qualtrics International, Inc., Class A*	20,154	$ 770,890
Sailpoint Technologies Holdings, Inc.*	15,937	813,903
Smartsheet, Inc.*	15,434	1,116,187
		13,435,887
Telecommunications — 0.5%
Ciena Corp.*	8,286	471,391
Transportation — 0.7%
XPO Logistics, Inc.*	5,324	744,774
TOTAL COMMON STOCKS (Cost $74,402,896)		100,556,393

SHORT-TERM INVESTMENTS — 3.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $3,660,689)	3,660,689	3,660,689
TOTAL INVESTMENTS — 102.1% (Cost $78,063,585)		$ 104,217,082
Other Assets & Liabilities — (2.1)%		(2,134,548)
TOTAL NET ASSETS — 100.0%		$ 102,082,534

†	See Security Valuation Note.
*	Non-income producing security.
AB— Aktiebolag.
ADR— American Depositary Receipt.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.E.— Societas Europaea.
Country Weightings as of 6/30/2021††
United States	97%
Ireland	1
Netherlands	1
Sweden	1
Total	100%
††	% of total investments as of June 30, 2021.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
SMID Cap Growth Fund
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$100,556,393	$100,556,393	$—	$—
Short-Term Investments	3,660,689	3,660,689	—	—
Total Investments	$ 104,217,082	$ 104,217,082	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
SMID Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — 89.5%
Aerospace & Defense — 1.3%
AAR Corp.*	364	$ 14,105
Spirit AeroSystems Holdings, Inc., Class A	17,380	820,162
		834,267
Airlines — 1.9%
Alaska Air Group, Inc.*	10,183	614,137
SkyWest, Inc.*	14,930	643,035
		1,257,172
Apparel — 5.2%
Carter's, Inc.	7,370	760,363
Kontoor Brands, Inc.	11,150	628,971
Ralph Lauren Corp.	7,100	836,451
Steven Madden Ltd.	11,260	492,738
Tapestry, Inc.*	16,460	715,681
		3,434,204
Auto Parts & Equipment — 2.8%
Dana, Inc.	18,232	433,192
Lear Corp.	3,273	573,692
The Goodyear Tire & Rubber Co.*	48,360	829,374
		1,836,258
Banks — 11.6%
BankUnited, Inc.	17,625	752,411
Comerica, Inc.	13,355	952,746
First Citizens BancShares, Inc., Class A	1,181	983,466
First Hawaiian, Inc.	9,577	271,412
Synovus Financial Corp.	21,370	937,715
Texas Capital Bancshares, Inc.*	13,437	853,115
Umpqua Holdings Corp.	29,824	550,253
Webster Financial Corp.	15,082	804,474
Wintrust Financial Corp.	11,140	842,518
Zions Bancorp NA	12,681	670,318
		7,618,428
Building Materials — 1.1%
Masonite International Corp.*	6,434	719,257
Chemicals — 2.1%
GCP Applied Technologies, Inc.*	21,408	497,950
Innospec, Inc.	4,210	381,468
Orion Engineered Carbons S.A.*	25,296	480,371
		1,359,789
Commercial Services — 5.1%
ADT, Inc.	63,060	680,418
Herc Holdings, Inc.*	5,660	634,316
Korn Ferry	12,680	919,934
Robert Half International, Inc.	12,929	1,150,293
		3,384,961
Computers — 2.9%
Amdocs Ltd.	5,791	447,992
Genpact Ltd.	9,822	446,213
Lumentum Holdings, Inc.*	6,470	530,734
	Number of Shares	Value†

Computers — (continued)
NCR Corp.*	10,121	$ 461,619
		1,886,558
Diversified Financial Services — 3.0%
Moelis & Co., Class A	9,769	555,758
OneMain Holdings, Inc.	8,104	485,511
Stifel Financial Corp.	13,900	901,554
		1,942,823
Electric — 1.4%
IDACORP, Inc.	9,609	936,878
Electrical Components & Equipment — 1.0%
Belden, Inc.	13,524	683,909
Electronics — 1.3%
Avnet, Inc.	20,690	829,255
Engineering & Construction — 1.4%
AECOM*	14,710	931,437
Entertainment — 1.3%
Scientific Games Corp.*	11,235	870,038
Food — 2.7%
Nomad Foods Ltd.*	30,161	852,651
The Hain Celestial Group, Inc.*	23,148	928,698
		1,781,349
Gas — 0.7%
Southwest Gas Holdings, Inc.	6,812	450,886
Hand & Machine Tools — 1.5%
Kennametal, Inc.	1,594	57,256
Regal Beloit Corp.	6,864	916,413
		973,669
Healthcare Services — 1.6%
MEDNAX, Inc.*	34,340	1,035,351
Home Builders — 3.4%
KB Home	16,730	681,245
PulteGroup, Inc.	20,010	1,091,946
Taylor Morrison Home Corp.*	16,264	429,695
		2,202,886
Home Furnishings — 1.3%
Herman Miller, Inc.	18,780	885,289
Insurance — 4.7%
American Financial Group, Inc.	6,208	774,262
Everest Re Group Ltd.	2,707	682,191
Selective Insurance Group, Inc.	5,640	457,686
The Hanover Insurance Group, Inc.	4,484	608,210
Voya Financial, Inc.	9,470	582,405
		3,104,754
Internet — 1.0%
Criteo S.A., ADR*	14,958	676,550

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
SMID Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Iron & Steel — 3.6%
Carpenter Technology Corp.	19,497	$ 784,169
Commercial Metals Co.	22,930	704,410
Reliance Steel & Aluminum Co.	6,031	910,078
		2,398,657
Leisure Time — 0.9%
Brunswick Corp.	5,847	582,478
Lodging — 0.8%
Hilton Grand Vacations, Inc.*	12,194	504,710
Machinery — Construction & Mining — 2.5%
Oshkosh Corp.	8,140	1,014,570
Vertiv Holdings Co.	23,370	638,001
		1,652,571
Machinery — Diversified — 1.0%
Crane Co.	6,922	639,385
Media — 0.7%
Houghton Mifflin Harcourt Co.*	43,539	480,671
Metal Fabricate/Hardware — 1.1%
The Timken Co.	8,590	692,268
Miscellaneous Manufacturing — 1.6%
Hillenbrand, Inc.	10,950	482,676
Trinseo S.A.	9,917	593,433
		1,076,109
Oil & Gas — 2.2%
Cimarex Energy Co.	10,184	737,831
HollyFrontier Corp.	20,921	688,301
		1,426,132
Oil & Gas Services — 1.4%
Dril-Quip, Inc.*	13,007	440,027
MRC Global, Inc.*	53,233	500,390
		940,417
Packaging and Containers — 1.6%
Sealed Air Corp.	17,272	1,023,366
Retail — 5.0%
Dine Brands Global, Inc.*	7,270	648,847
Foot Locker, Inc.	9,671	596,024
Papa John's International, Inc.	6,490	677,816
Sally Beauty Holdings, Inc.*	34,880	769,801
Williams-Sonoma, Inc.	3,864	616,888
		3,309,376
Savings & Loans — 1.3%
Sterling Bancorp	33,312	825,804
Semiconductors — 1.6%
Kulicke & Soffa Industries, Inc.	10,251	627,361
MaxLinear, Inc.*	10,128	430,339
		1,057,700
	Number of Shares	Value†

Software — 0.7%
CommVault Systems, Inc.*	6,303	$ 492,706
Transportation — 2.4%
Knight-Swift Transportation Holdings, Inc.	19,662	893,834
XPO Logistics, Inc.*	4,813	673,291
		1,567,125
Trucking and Leasing — 0.8%
GATX Corp.	5,680	502,510
TOTAL COMMON STOCKS (Cost $44,006,383)		58,807,953

REAL ESTATE INVESTMENT TRUSTS — 9.2%
Apartments — 2.0%
American Campus Communities, Inc.	11,612	542,513
Camden Property Trust	5,860	777,446
		1,319,959
Healthcare — 1.4%
Physicians Realty Trust	47,415	875,755
Hotels & Resorts — 2.3%
MGM Growth Properties LLC, Class A	22,539	825,378
RLJ Lodging Trust	45,592	694,366
		1,519,744
Industrial — 1.4%
STAG lndustrial, Inc.	25,125	940,429
Office Property — 0.9%
Cousins Properties, Inc.	16,010	588,848
Storage & Warehousing — 1.2%
CubeSmart	16,364	757,980
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,916,909)		6,002,715

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $409,909)	409,909	409,909
TOTAL INVESTMENTS — 99.3% (Cost $49,333,201)		$ 65,220,577
Other Assets & Liabilities — 0.7%		473,798
TOTAL NET ASSETS — 100.0%		$ 65,694,375

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
LLC— Limited Liability Company.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
SMID Cap Value Fund
NA— National Association.
S.A.— Societe Anonyme.
Country Weightings as of 6/30/2021††
United States	95%
United Kingdom	1
Bermuda	1
France	1
Singapore	1
Luxembourg	1
Total	100%
††	% of total investments as of June 30, 2021.
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$58,807,953	$58,807,953	$—	$—
Real Estate Investment Trusts	6,002,715	6,002,715	—	—
Short-Term Investments	409,909	409,909	—	—
Total Investments	$ 65,220,577	$ 65,220,577	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 96.0%
Advertising — 0.7%
The Trade Desk, Inc., Class A*	13,080	$ 1,011,869
Auto Parts & Equipment — 1.0%
QuantumScape Corp.*	16,158	472,783
Visteon Corp.*	8,222	994,369
		1,467,152
Banks — 0.7%
Walker & Dunlop, Inc.	9,247	965,202
Biotechnology — 5.4%
ACADIA Pharmaceuticals, Inc.*	9,899	241,437
Ascendis Pharma A/S, ADR*	3,999	526,068
Emergent BioSolutions, Inc.*	13,922	876,947
Essa Pharma, Inc.*	12,451	355,725
Fate Therapeutics, Inc.*	9,596	832,837
Global Blood Therapeutics, Inc.*	13,336	467,027
Insmed, Inc.*	20,267	576,799
Ligand Pharmaceuticals, Inc.*	8,806	1,155,259
NeoGenomics, Inc.*	32,701	1,477,104
Olink Holding AB, ADR*	2,391	82,298
Relay Therapeutics, Inc.*	9,750	356,752
Rocket Pharmaceuticals, Inc.*	8,528	377,705
Sage Therapeutics, Inc.*	6,460	366,993
		7,692,951
Building Materials — 0.8%
Summit Materials, Inc., Class A*	31,677	1,103,943
Chemicals — 2.9%
H.B. Fuller Co.	8,158	518,930
Rogers Corp.*	4,860	975,888
Sensient Technologies Corp.	30,365	2,628,395
		4,123,213
Commercial Services — 7.9%
Alarm.com Holdings, Inc.*	6,305	534,033
Avalara, Inc.*	9,349	1,512,668
Cimpress PLC*	4,358	472,451
Euronet Worldwide, Inc.*	11,462	1,551,382
HealthEquity, Inc.*	11,845	953,286
Mister Car Wash, Inc.*	29,871	643,123
Shift4 Payments, Inc., Class A*	4,386	411,056
Stride, Inc.*	37,442	1,203,011
Terminix Global Holdings, Inc.*	41,061	1,959,020
TriNet Group, Inc.*	13,505	978,842
WEX, Inc.*	5,370	1,041,243
		11,260,115
Computers — 2.7%
Maximus, Inc.	11,180	983,505
NCR Corp.*	26,228	1,196,259
WNS Holdings Ltd., ADR*	20,377	1,627,511
		3,807,275
Diversified Financial Services — 3.4%
Cboe Global Markets, Inc.	12,437	1,480,625
LendingTree, Inc.*	4,385	929,094
	Number of Shares	Value†

Diversified Financial Services — (continued)
LPL Financial Holdings, Inc.	17,753	$ 2,396,300
		4,806,019
Electric — 0.5%
NRG Energy, Inc.	18,882	760,945
Electrical Components & Equipment — 1.4%
EnerSys	12,601	1,231,496
Novanta, Inc.*	5,865	790,367
		2,021,863
Electronics — 3.1%
Brady Corp., Class A	31,174	1,746,991
Itron, Inc.*	5,386	538,492
National Instruments Corp.	21,101	892,150
OSI Systems, Inc.*	11,754	1,194,677
		4,372,310
Engineering & Construction — 0.7%
frontdoor, Inc.*	19,050	949,071
Entertainment — 0.3%
Manchester United PLC, Class A	28,299	429,862
Environmental Control — 0.3%
Montrose Environmental Group, Inc.*	9,127	489,755
Food — 2.4%
BellRing Brands, Inc., Class A*	23,669	741,787
Hostess Brands, Inc.*	61,697	998,874
Laird Superfood, Inc.*	24,367	727,842
Premium Brands Holdings Corp.	9,244	939,091
		3,407,594
Healthcare Products — 9.2%
Bio-Techne Corp.	3,778	1,701,082
Bruker Corp.	24,669	1,874,351
Eargo, Inc.*	15,212	607,111
Glaukos Corp.*	12,557	1,065,210
Globus Medical, Inc., Class A*	25,307	1,962,052
ICU Medical, Inc.*	4,715	970,347
Integra LifeSciences Holdings Corp.*	36,250	2,473,700
STERIS PLC	8,545	1,762,833
Treace Medical Concepts, Inc.*	19,946	623,512
		13,040,198
Healthcare Services — 3.6%
Catalent, Inc.*	36,476	3,943,785
Chemed Corp.	2,408	1,142,596
		5,086,381
Home Builders — 0.7%
Thor Industries, Inc.	9,200	1,039,600
Home Furnishings — 1.8%
Purple Innovation, Inc.*	17,355	458,346
The Lovesac Co.*	25,509	2,035,363
		2,493,709

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Household Products & Wares — 0.8%
Helen of Troy Ltd.*	4,885	$ 1,114,366
Insurance — 1.1%
RLI Corp.	10,204	1,067,236
Trean Insurance Group, Inc.*	35,536	535,883
		1,603,119
Internet — 2.2%
ChannelAdvisor Corp.*	44,438	1,089,176
Zendesk, Inc.*	14,539	2,098,559
		3,187,735
Machinery — Diversified — 3.9%
CSW Industrials, Inc.	11,492	1,361,342
Gates Industrial Corp. PLC*	36,127	652,815
Hydrofarm Holdings Group, Inc.*	9,292	549,250
Kornit Digital Ltd.*	8,230	1,023,236
Nordson Corp.	5,377	1,180,305
Westinghouse Air Brake Technologies Corp.	8,399	691,238
		5,458,186
Metal Fabricate/Hardware — 1.7%
Rexnord Corp.	37,916	1,897,317
Standex International Corp.	5,683	539,373
		2,436,690
Miscellaneous Manufacturing — 2.2%
Carlisle Cos., Inc.	9,337	1,786,915
ITT, Inc.	14,231	1,303,417
		3,090,332
Packaging and Containers — 2.8%
Crown Holdings, Inc.	38,886	3,974,538
Pharmaceuticals — 3.1%
Centessa Pharmaceuticals PLC*	17,301	384,255
Eagle Pharmaceuticals, Inc.*	11,343	485,480
Heska Corp.*	3,113	715,149
Neurocrine Biosciences, Inc.*	14,319	1,393,525
Rhythm Pharmaceuticals, Inc.*	17,607	344,745
Sarepta Therapeutics, Inc.*	7,717	599,920
Vaxcyte, Inc.*	21,103	475,029
		4,398,103
Retail — 2.1%
Casey's General Stores, Inc.	4,259	828,972
National Vision Holdings, Inc.*	20,646	1,055,630
Williams-Sonoma, Inc.	6,661	1,063,428
		2,948,030
Semiconductors — 3.3%
Cree, Inc.*	7,131	698,339
Entegris, Inc.	17,704	2,177,061
ON Semiconductor Corp.*	45,396	1,737,759
		4,613,159
Software — 17.4%
ACI Worldwide, Inc.*	25,531	948,221
	Number of Shares	Value†

Software — (continued)
Alkami Technology, Inc.*	5,677	$ 202,499
Blackbaud, Inc.*	23,239	1,779,410
Broadridge Financial Solutions, Inc.	13,778	2,225,560
Clarivate PLC*	64,569	1,777,585
Clear Secure, Inc.*	17,590	703,600
Dynatrace, Inc.*	23,054	1,346,815
Envestnet, Inc.*	12,949	982,311
Global-e Online Ltd.*	5,621	320,847
Guidewire Software, Inc.*	6,604	744,403
Intelligent Systems Corp.*	21,679	682,021
J2 Global, Inc.*	16,948	2,331,198
LivePerson, Inc.*	26,820	1,696,097
PagerDuty, Inc.*	24,691	1,051,343
Sailpoint Technologies Holdings, Inc.*	31,246	1,595,733
Signify Health, Inc., Class A*	9,075	276,152
SS&C Technologies Holdings, Inc.	39,604	2,853,864
The Descartes Systems Group, Inc.*	30,133	2,083,980
Viant Technology, Inc., Class A*	15,859	472,281
Yext, Inc.*	35,553	508,052
		24,581,972
Telecommunications — 3.6%
Nice Ltd., ADR*	14,201	3,514,180
Vonage Holdings Corp.*	107,737	1,552,490
		5,066,670
Transportation — 2.3%
CryoPort, Inc.*	21,715	1,370,217
Saia, Inc.*	8,721	1,826,962
		3,197,179
TOTAL COMMON STOCKS (Cost $76,715,322)		135,999,106

REAL ESTATE INVESTMENT TRUSTS — 0.8%
Diversified — 0.8%
Lamar Advertising Co., Class A (Cost $581,347)	10,485	1,094,844

SHORT-TERM INVESTMENTS — 3.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $4,506,424)	4,506,424	4,506,424
TOTAL INVESTMENTS — 100.0% (Cost $81,803,093)		$ 141,600,374
Other Assets & Liabilities — 0.0%		1,464
TOTAL NET ASSETS — 100.0%		$ 141,601,838

†	See Security Valuation Note.
*	Non-income producing security.
A/S— Aktieselskab.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Growth Fund
AB— Aktiebolag.
ADR— American Depositary Receipt.
PIPE— Private Investments in Public Equity
PLC— Public Limited Company.
Country Weightings as of 6/30/2021††
United States	90%
Israel	4
Canada	3
United Kingdom	2
India	1
Total	100%
††	% of total investments as of June 30, 2021.
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$135,999,106	$135,999,106	$ —	$—
Real Estate Investment Trusts	1,094,844	1,094,844	—	—
Short-Term Investments	4,506,424	4,506,424	—	—
Total Investments	$ 141,600,374	$ 141,600,374	$ —	$ —
Other Financial Instruments(1)
Unfunded commitment with a SPAC	$ 114,710	$ —	$114,710	$—
Total Assets—Other Financial Instruments	$ 114,710	$ —	$ 114,710	$ —
(1)	Other financial instruments are derivative instruments, with the exception of an unfunded commitment with a SPAC not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward currency exchange contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
Unfunded commitment with a SPAC oustanding at June 30, 2021:

Issuer¢	Shares	Unfunded commitment Amount	Current Value	Unrealized Appreciation (Depreciation)
CM Life Sciences II, Inc. PIPE	30,686	$ 306,860	$ 387,963	$ 81,103
Foresight Acquisition Corp. PIPE	72,553	725,530	717,549	(7,981)
GS Acquisitions Holdings PIPE	103,971	1,039,710	1,081,298	41,588
¢	The Fund entered into a commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its merger or acquisition, which is expected to be completed.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — 86.9%
Aerospace & Defense — 1.1%
AAR Corp.*	23,950	$ 928,062
Ducommun, Inc.*	8,442	460,596
Kaman Corp.	16,128	812,851
		2,201,509
Airlines — 0.5%
Allegiant Travel Co.*	2,212	429,128
SkyWest, Inc.*	13,296	572,659
		1,001,787
Apparel — 1.0%
Capri Holdings Ltd.*	11,632	665,234
Crocs, Inc.*	10,846	1,263,776
Deckers Outdoor Corp.*	277	106,387
		2,035,397
Auto Manufacturers — 0.1%
Workhorse Group, Inc.*	12,521	207,723
Auto Parts & Equipment — 1.2%
Adient PLC*	40,722	1,840,634
The Goodyear Tire & Rubber Co.*	27,391	469,756
		2,310,390
Banks — 14.6%
Alerus Financial Corp.	5,530	160,425
Amalgamated Financial Corp.	10,917	170,633
Ameris Bancorp	27,985	1,416,880
Atlantic Union Bankshares Corp.	31,116	1,127,021
BancorpSouth Bank	33,592	951,661
Banner Corp.	21,667	1,174,568
Cadence BanCorp	13,577	283,488
Columbia Banking System, Inc.	33,290	1,283,662
Community Bank System, Inc.	17,257	1,305,492
ConnectOne Bancorp, Inc.	30,484	797,766
CVB Financial Corp.	54,514	1,122,443
FB Financial Corp.	26,322	982,337
First Financial Bankshares, Inc.	15,661	769,425
First Merchants Corp.	27,304	1,137,758
German American Bancorp, Inc.	13,363	497,104
Glacier Bancorp, Inc.	24,197	1,332,771
Great Western Bancorp, Inc.	19,344	634,290
Hancock Whitney Corp.	19,788	879,379
Heritage Financial Corp.	21,796	545,336
Home BancShares, Inc.	37,865	934,508
Independent Bank Corp.	12,429	938,389
Lakeland Financial Corp.	17,987	1,108,719
PacWest Bancorp	18,354	755,451
Pinnacle Financial Partners, Inc.	13,265	1,171,167
Renasant Corp.	28,214	1,128,560
South State Corp.	19,266	1,575,188
The First of Long Island Corp.	6,035	128,123
Towne Bank	20,676	628,964
TriCo Bancshares	19,119	814,087
United Community Banks, Inc.	41,198	1,318,748
Walker & Dunlop, Inc.	11,978	1,250,264
		28,324,607
	Number of Shares	Value†

Beverages — 0.5%
Primo Water Corp.	62,437	$ 1,044,571
Biotechnology — 2.5%
Allogene Therapeutics, Inc.*	13,929	363,268
Arena Pharmaceuticals, Inc.*	10,841	739,356
Bluebird Bio, Inc.*	17,581	562,241
Blueprint Medicines Corp.*	3,002	264,056
Inovio Pharmaceuticals, Inc.*	18,399	170,559
Intra-Cellular Therapies, Inc.*	12,211	498,453
Myriad Genetics, Inc.*	21,221	648,938
Pacific Biosciences of California, Inc.*	20,056	701,359
REVOLUTION Medicines, Inc.*	7,030	223,132
Turning Point Therapeutics, Inc.*	8,008	624,784
		4,796,146
Building Materials — 1.0%
Gibraltar Industries, Inc.*	9,416	718,535
Griffon Corp.	8,072	206,885
Summit Materials, Inc., Class A*	28,248	984,443
		1,909,863
Chemicals — 1.5%
Amyris, Inc.*	14,005	229,262
H.B. Fuller Co.	3,072	195,410
Kraton Corp.*	8,929	288,318
Rogers Corp.*	5,078	1,019,662
Tronox Holdings PLC, Class A	56,003	1,254,467
		2,987,119
Commercial Services — 4.8%
AMN Healthcare Services, Inc.*	9,392	910,836
ASGN, Inc.*	12,060	1,168,976
Deluxe Corp.	20,669	987,358
First Advantage Corp.*	42,661	849,381
Green Dot Corp., Class A*	17,630	825,966
Herc Holdings, Inc.*	6,148	689,006
ICF International, Inc.	6,861	602,807
John Wiley & Sons, Inc., Class A	21,673	1,304,281
LiveRamp Holdings, Inc.*	21,174	992,002
Rent-A-Center, Inc.	17,242	915,033
		9,245,646
Computers — 1.1%
KBR, Inc.	46,674	1,780,613
NetScout Systems, Inc.*	14,503	413,916
		2,194,529
Distribution & Wholesale — 3.0%
Avient Corp.	49,289	2,423,047
Resideo Technologies, Inc.*	55,081	1,652,430
WESCO International, Inc.*	16,724	1,719,562
		5,795,039
Diversified Financial Services — 1.4%
Hamilton Lane, Inc., Class A	5,318	484,576
Houlihan Lokey, Inc.	8,090	661,681
Oportun Financial Corp.*	8,305	166,349
PJT Partners, Inc., Class A	8,357	596,523

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Diversified Financial Services — (continued)
Stifel Financial Corp.	13,691	$ 887,998
		2,797,127
Electric — 2.1%
ALLETE, Inc.	18,304	1,280,914
Clearway Energy, Inc., Class A	8,780	221,432
IDACORP, Inc.	12,908	1,258,530
MGE Energy, Inc.	16,364	1,218,136
Portland General Electric Co.	2,531	116,628
		4,095,640
Electronics — 1.3%
Brady Corp., Class A	13,412	751,609
FARO Technologies, Inc.*	10,935	850,415
Knowles Corp.*	11,174	220,575
TTM Technologies, Inc.*	50,628	723,980
		2,546,579
Energy-Alternate Sources — 0.4%
NextEra Energy Partners LP	10,098	771,083
Engineering & Construction — 1.5%
Arcosa, Inc.	16,360	960,986
Dycom Industries, Inc.*	11,160	831,755
WillScot Mobile Mini Holdings Corp.*	38,110	1,062,126
		2,854,867
Entertainment — 0.8%
Cinemark Holdings, Inc.*	15,473	339,633
SeaWorld Entertainment, Inc.*	24,996	1,248,300
		1,587,933
Food — 2.2%
Hostess Brands, Inc.*	60,099	973,003
Performance Food Group Co.*	13,574	658,203
Sanderson Farms, Inc.	2,287	429,887
The Simply Good Foods Co.*	18,025	658,093
United Natural Foods, Inc.*	19,606	725,030
Utz Brands, Inc.	33,368	727,089
		4,171,305
Forest Products & Paper — 0.2%
Domtar Corp.*	7,497	412,035
Gas — 1.3%
Chesapeake Utilities Corp.	8,199	986,586
ONE Gas, Inc.	19,733	1,462,610
		2,449,196
Hand & Machine Tools — 0.6%
Kennametal, Inc.	31,922	1,146,638
Healthcare Products — 2.5%
Avanos Medical, Inc.*	26,260	955,076
CONMED Corp.	7,480	1,027,976
LivaNova PLC*	8,617	724,776
Merit Medical Systems, Inc.*	15,313	990,139
	Number of Shares	Value†

Healthcare Products — (continued)
NuVasive, Inc.*	16,395	$ 1,111,253
		4,809,220
Healthcare Services — 1.7%
Acadia Healthcare Co., Inc.*	14,916	935,979
Invitae Corp.*	16,007	539,916
Tenet Healthcare Corp.*	26,211	1,755,875
		3,231,770
Home Builders — 1.5%
Century Communities, Inc.	13,406	892,035
Installed Building Products, Inc.	4,957	606,538
Meritage Homes Corp.*	15,208	1,430,769
		2,929,342
Housewares — 0.1%
Tupperware Brands Corp.*	7,360	174,800
Insurance — 3.7%
AMERISAFE, Inc.	7,019	418,964
BRP Group, Inc., Class A*	18,924	504,325
CNO Financial Group, Inc.	39,722	938,234
Enstar Group Ltd.*	4,056	969,059
MGIC Investment Corp.	80,792	1,098,771
NMI Holdings, Inc., Class A*	29,940	673,051
Primerica, Inc.	4,606	705,363
RLI Corp.	6,155	643,751
Selective Insurance Group, Inc.	15,631	1,268,456
		7,219,974
Internet — 0.1%
Figs, Inc., Class A*	5,262	263,626
Iron & Steel — 0.5%
Allegheny Technologies, Inc.*	19,324	402,905
Commercial Metals Co.	19,948	612,803
		1,015,708
Leisure Time — 0.6%
Callaway Golf Co.*	33,611	1,133,699
Lodging — 0.8%
Boyd Gaming Corp.*	12,771	785,289
Travel + Leisure Co.	13,018	773,920
		1,559,209
Machinery — Construction & Mining — 1.0%
Astec Industries, Inc.	14,744	927,987
Terex Corp.	21,050	1,002,401
		1,930,388
Machinery — Diversified — 3.1%
Cactus, Inc., Class A	25,190	924,977
Chart Industries, Inc.*	8,930	1,306,638
Colfax Corp.*	31,216	1,430,005
Columbus McKinnon Corp.	27,364	1,320,039
SPX FLOW, Inc.	15,733	1,026,421
		6,008,080

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Media — 1.6%
Entravision Communications Corp., Class A	32,066	$ 214,201
Gray Television, Inc.	24,989	584,743
iHeartMedia, Inc., Class A*	42,271	1,138,358
Nexstar Media Group, Inc., Class A	7,314	1,081,594
		3,018,896
Metal Fabricate/Hardware — 1.4%
Proto Labs, Inc.*	6,775	621,945
Rexnord Corp.	42,182	2,110,787
		2,732,732
Mining — 1.4%
Alcoa Corp.*	16,125	594,045
Arconic Corp.*	30,479	1,085,662
Coeur Mining, Inc.*	52,755	468,464
Constellium S.E.*	30,030	569,069
		2,717,240
Miscellaneous Manufacturing — 0.6%
Federal Signal Corp.	28,401	1,142,572
Oil & Gas — 5.2%
Antero Resources Corp.*	97,465	1,464,899
Brigham Minerals, Inc., Class A	36,278	772,359
CNX Resources Corp.*	76,683	1,047,490
EQT Corp.*	36,635	815,495
Magnolia Oil & Gas Corp., Class A*	62,579	978,110
Matador Resources Co.	16,121	580,517
PDC Energy, Inc.	24,913	1,140,766
Range Resources Corp.*	62,423	1,046,209
SM Energy Co.	39,185	965,127
Viper Energy Partners LP	63,563	1,196,891
		10,007,863
Oil & Gas Services — 0.7%
ChampionX Corp.*	55,607	1,426,320
Pharmaceuticals — 1.8%
Agios Pharmaceuticals, Inc.*	13,507	744,371
Alkermes PLC*	22,382	548,807
Ironwood Pharmaceuticals, Inc.*	33,661	433,217
MannKind Corp.*	21,985	119,818
Option Care Health, Inc.*	41,505	907,714
Owens & Minor, Inc.	18,704	791,740
		3,545,667
Pipelines — 0.1%
Rattler Midstream LP	26,023	284,171
Real Estate — 0.3%
Kennedy-Wilson Holdings, Inc.	28,530	566,891
Retail — 3.4%
Abercrombie & Fitch Co., Class A*	22,063	1,024,385
American Eagle Outfitters, Inc.	25,941	973,566
Beacon Roofing Supply, Inc.*	19,417	1,033,955
Big Lots, Inc.	1,824	120,402
	Number of Shares	Value†

Retail — (continued)
Bloomin' Brands, Inc.*	17,500	$ 474,950
Citi Trends, Inc.*	5,538	481,806
FirstCash, Inc.	8,489	648,899
Group 1 Automotive, Inc.	5,370	829,289
Macy's, Inc.*	30,577	579,740
RH*	219	148,701
Zumiez, Inc.*	4,827	236,475
		6,552,168
Savings & Loans — 2.1%
Brookline Bancorp, Inc.	47,374	708,241
OceanFirst Financial Corp.	39,390	820,888
Pacific Premier Bancorp, Inc.	29,268	1,237,744
Washington Federal, Inc.	41,400	1,315,692
		4,082,565
Semiconductors — 2.1%
Cohu, Inc.*	27,574	1,014,448
CTS Corp.	18,888	701,878
MACOM Technology Solutions Holdings, Inc.*	17,554	1,124,860
Onto Innovation, Inc.*	17,993	1,314,209
		4,155,395
Software — 1.3%
Allscripts Healthcare Solutions, Inc.*	46,648	863,455
Cerence, Inc.*	8,423	898,818
ManTech International Corp., Class A	7,820	676,743
		2,439,016
Telecommunications — 2.6%
InterDigital, Inc.	7,728	564,376
Iridium Communications, Inc.*	20,465	818,395
Maxar Technologies, Inc.	18,303	730,656
Telephone and Data Systems, Inc.	38,479	871,934
Viavi Solutions, Inc.*	56,935	1,005,472
Vonage Holdings Corp.*	69,815	1,006,034
		4,996,867
Textiles — 0.5%
UniFirst Corp.	3,832	899,141
Transportation — 1.2%
Air Transport Services Group, Inc.*	16,933	393,354
ArcBest Corp.	16,149	939,710
Saia, Inc.*	5,191	1,087,463
		2,420,527
Water — 0.3%
SJW Group	9,748	617,048
TOTAL COMMON STOCKS (Cost $133,985,502)		168,767,624

REAL ESTATE INVESTMENT TRUSTS — 11.5%
Building & Real Estate — 1.4%
PennyMac Mortgage Investment Trust	80,785	1,701,332

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Value Fund
	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Building & Real Estate — (continued)
Two Harbors Investment Corp.	127,150	$ 961,254
		2,662,586
Diversified — 0.8%
DigitalBridge Group, Inc.*	122,766	969,851
PS Business Parks, Inc.	4,321	639,854
		1,609,705
Diversified Financial Services — 0.5%
KKR Real Estate Finance Trust, Inc.	44,117	954,251
Healthcare — 1.9%
Healthcare Realty Trust, Inc.	53,643	1,620,019
National Health Investors, Inc.	18,548	1,243,643
Sabra Health Care REIT, Inc.	46,445	845,299
		3,708,961
Hotels & Resorts — 2.5%
Park Hotels & Resorts, Inc.*	41,191	848,947
Pebblebrook Hotel Trust	68,139	1,604,673
RLJ Lodging Trust	72,581	1,105,409
Ryman Hospitality Properties, Inc.*	16,538	1,305,840
		4,864,869
Industrial — 1.1%
EastGroup Properties, Inc.	5,063	832,610
STAG lndustrial, Inc.	33,250	1,244,548
		2,077,158
Office Property — 1.6%
Highwoods Properties, Inc.	33,827	1,527,965
Hudson Pacific Properties, Inc.	55,201	1,535,692
		3,063,657
Storage & Warehousing — 0.8%
Life Storage, Inc.	4,059	435,734
Terreno Realty Corp.	16,298	1,051,547
		1,487,281
Strip Centers — 0.9%
Acadia Realty Trust	53,051	1,165,000
SITE Centers Corp.	46,322	697,609
		1,862,609
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $20,613,742)		22,291,077

	Number ofShares	Value†
SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $1,753,313)	1,753,313	$ 1,753,313
TOTAL INVESTMENTS — 99.3% (Cost $156,352,557)		$ 192,812,014
Other Assets & Liabilities — 0.7%		1,328,429
TOTAL NET ASSETS — 100.0%		$ 194,140,443

†	See Security Valuation Note.
*	Non-income producing security.
LP— Limited Partnership.
PLC— Public Limited Company.
REIT— Real Estate Investment Trust.
S.E.— Societas Europaea.
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$168,767,624	$168,767,624	$—	$—
Real Estate Investment Trusts	22,291,077	22,291,077	—	—
Short-Term Investments	1,753,313	1,753,313	—	—
Total Investments	$ 192,812,014	$ 192,812,014	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — 91.0%
Advertising — 0.1%
Advantage Solutions, Inc.*	2,600	$ 28,054
Boston Omaha Corp., Class A*	400	12,684
Clear Channel Outdoor Holdings, Inc.*	12,200	32,208
Fluent, Inc.*	1,700	4,981
MDC Partners, Inc., Class A*	2,400	14,040
National CineMedia, Inc.	1,874	9,501
Quotient Technology, Inc.*	2,700	29,187
		130,655
Aerospace & Defense — 0.6%
AAR Corp.*	1,069	41,424
Aerojet Rocketdyne Holdings, Inc.	2,440	117,828
AeroVironment, Inc.*	718	71,908
Astronics Corp.*	795	13,920
Barnes Group, Inc.	1,565	80,206
Ducommun, Inc.*	300	16,368
Kaman Corp.	848	42,739
Kratos Defense & Security Solutions, Inc.*	3,822	108,889
Moog, Inc., Class A	891	74,897
National Presto Industries, Inc.	146	14,841
Park Aerospace Corp.	533	7,942
Triumph Group, Inc.*	1,600	33,200
		624,162
Agriculture — 0.3%
22nd Century Group, Inc.*	5,200	24,076
AppHarvest, Inc.*	1,600	25,600
Cadiz, Inc.*	800	10,880
Fresh Del Monte Produce, Inc.	1,016	33,406
Limoneira Co.	600	10,530
Mission Produce, Inc.*	1,300	26,923
Tejon Ranch Co.*	525	7,985
The Andersons, Inc.	932	28,454
Turning Point Brands, Inc.	300	13,731
Universal Corp.	755	43,013
Vector Group Ltd.	4,357	61,608
Vital Farms, Inc.*	800	15,968
		302,174
Airlines — 0.4%
Allegiant Travel Co.*	490	95,060
Frontier Group Holdings, Inc.*	1,200	20,448
Hawaiian Holdings, Inc.*	1,626	39,625
Mesa Air Group, Inc.*	900	8,397
SkyWest, Inc.*	1,681	72,401
Spirit Airlines, Inc.*	3,000	91,320
Sun Country Airlines Holdings, Inc.*	600	22,206
		349,457
Apparel — 0.8%
Crocs, Inc.*	2,000	233,040
Fossil Group, Inc.*	1,700	24,276
Kontoor Brands, Inc.	1,700	95,897
Oxford Industries, Inc.	508	50,211
PLBY Group, Inc.*	400	15,556
Rocky Brands, Inc.	200	11,120
	Number of Shares	Value†

Apparel — (continued)
Steven Madden Ltd.	2,573	$ 112,594
Superior Group of Cos, Inc.	400	9,564
Unifi, Inc.*	460	11,206
Urban Outfitters, Inc.*	2,100	86,562
Wolverine World Wide, Inc.	2,582	86,858
		736,884
Auto Manufacturers — 0.6%
Arcimoto, Inc.*	1,000	17,190
Blue Bird Corp.*	392	9,745
Canoo, Inc.*	2,700	26,838
Fisker, Inc.*	5,100	98,328
Hyliion Holdings Corp.*	3,900	45,435
Lordstown Motors Corp., Class A*	3,700	40,922
Navistar International Corp.*	1,600	71,200
Nikola Corp.*	6,500	117,390
REV Group, Inc.	1,000	15,690
Wabash National Corp.	1,900	30,400
Workhorse Group, Inc.*	4,000	66,360
XL Fleet Corp.*	1,400	11,662
		551,160
Auto Parts & Equipment — 1.4%
Adient PLC*	2,900	131,080
Aeva Technologies, Inc.*	1,000	10,570
American Axle & Manufacturing Holdings, Inc.*	4,016	41,566
Citius Pharmaceuticals, Inc.*	4,100	14,268
Commercial Vehicle Group, Inc.*	1,200	12,756
Cooper-Standard Holdings, Inc.*	600	17,400
Dana, Inc.	4,596	109,201
Dorman Products, Inc.*	857	88,845
Douglas Dynamics, Inc.	700	28,483
Fox Factory Holding Corp.*	1,347	209,674
Gentherm, Inc.*	1,068	75,881
Meritor, Inc.*	2,445	57,262
Methode Electronics, Inc.	1,260	62,005
Miller Industries, Inc.	343	13,528
Modine Manufacturing Co.*	1,577	26,162
Motorcar Parts of America, Inc.*	500	11,220
Romeo Power, Inc.*	1,500	12,210
Standard Motor Products, Inc.	700	30,345
Tenneco, Inc., Class A*	2,300	44,436
The Goodyear Tire & Rubber Co.*	8,895	152,549
The Shyft Group, Inc.	1,200	44,892
Titan International, Inc.*	1,800	15,264
Velodyne Lidar, Inc.*	2,400	25,536
Visteon Corp.*	900	108,846
XPEL, Inc.*	500	41,935
		1,385,914
Banks — 7.6%
1st Source Corp.	488	22,672
Alerus Financial Corp.	400	11,604
Allegiance Bancshares, Inc.	600	23,064
Altabancorp	600	25,986

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Amalgamated Financial Corp.	300	$ 4,689
American National Bankshares, Inc.	400	12,436
Ameris Bancorp	2,012	101,868
Arrow Financial Corp.	436	15,674
Associated Banc-Corp.	4,900	100,352
Atlantic Capital Bancshares, Inc.*	800	20,368
Atlantic Union Bankshares Corp.	2,507	90,804
BancFirst Corp.	620	38,707
Banco Latinoamericano de Comercio Exterior S.A.	1,110	17,061
BancorpSouth Bank	3,149	89,211
Bank First Corp.	200	13,954
Bank of Marin Bancorp	480	15,312
BankUnited, Inc.	3,000	128,070
Banner Corp.	1,000	54,210
Bar Harbor Bankshares	597	17,086
Blue Ridge Bankshares, Inc.	700	12,264
Bridgewater Bancshares Inc.*	700	11,305
Bryn Mawr Bank Corp.	632	26,664
Business First Bancshares, Inc.	700	16,065
Byline Bancorp, Inc.	700	15,841
Cadence BanCorp	3,906	81,557
Cambridge Bancorp	200	16,598
Camden National Corp.	539	25,743
Capital Bancorp, Inc.*	400	8,180
Capital City Bank Group, Inc.	469	12,096
Capstar Financial Holdings, Inc.	600	12,300
Carter Bankshares, Inc.*	800	10,008
Cathay General Bancorp	2,450	96,432
CBTX, Inc.	500	13,655
Central Pacific Financial Corp.	900	23,454
Century Bancorp, Inc., Class A	69	7,866
CIT Group, Inc.	3,200	165,088
Citizens & Northern Corp.	356	8,722
City Holding Co.	544	40,931
Civista Bancshares, Inc.	400	8,840
CNB Financial Corp.	474	10,817
Coastal Financial Corp.*	300	8,568
Columbia Banking System, Inc.	2,168	83,598
Community Bank System, Inc.	1,737	131,404
Community Trust Bancorp, Inc.	483	19,504
ConnectOne Bancorp, Inc.	1,160	30,357
CrossFirst Bankshares, Inc.*	1,500	20,625
Customers Bancorp, Inc.*	980	38,210
CVB Financial Corp.	4,092	84,254
Dime Community Bancshares, Inc.	1,109	37,285
Eagle Bancorp, Inc.	1,073	60,174
Eastern Bankshares, Inc.	5,300	109,021
Enterprise Bancorp, Inc.	313	10,251
Enterprise Financial Services Corp.	782	36,277
Equity Bancshares, Inc., Class A*	500	15,245
Farmers National Banc Corp.	700	10,857
FB Financial Corp.	1,086	40,530
Fidelity D&D Bancorp, Inc.	100	5,410
Financial Institutions, Inc.	440	13,200
	Number of Shares	Value†

Banks — (continued)
First Bancorp	924	$ 37,801
First BanCorp	6,800	81,056
First Bank	400	5,416
First Busey Corp.	1,813	44,709
First Choice Bancorp	300	9,135
First Commonwealth Financial Corp.	3,321	46,726
First Community Bankshares, Inc.	626	18,686
First Financial Bancorp	2,882	68,102
First Financial Bankshares, Inc.	4,204	206,543
First Financial Corp.	380	15,512
First Foundation, Inc.	1,200	27,012
First Internet Bancorp	300	9,294
First Interstate BancSystem, Inc., Class A	1,387	58,018
First Merchants Corp.	1,830	76,256
First Mid Bancshares, Inc.	500	20,255
First Midwest Bancorp, Inc.	3,614	71,666
Five Star Bancorp*	200	4,830
Flagstar Bancorp, Inc.	1,500	63,405
Fulton Financial Corp.	5,103	80,525
German American Bancorp, Inc.	738	27,454
Glacier Bancorp, Inc.	3,121	171,905
Great Southern Bancorp, Inc.	371	19,997
Great Western Bancorp, Inc.	1,700	55,743
Guaranty Bancshares, Inc.	330	11,243
Hancock Whitney Corp.	2,778	123,454
Hanmi Financial Corp.	913	17,402
HarborOne Bancorp, Inc.	1,877	26,916
Hawthorn Bancshares, Inc.	116	2,660
HBT Financial, Inc.	400	6,964
Heartland Financial USA, Inc.	1,217	57,187
Heritage Commerce Corp.	1,900	21,147
Heritage Financial Corp.	1,330	33,277
Hilltop Holdings, Inc.	2,142	77,969
Home BancShares, Inc.	4,935	121,796
HomeStreet, Inc.	600	24,444
Hope Bancorp, Inc.	3,567	50,580
Horizon Bancorp, Inc.	1,350	23,530
Howard Bancorp, Inc.*	500	8,065
Independent Bank Corp.	1,055	79,652
Independent Bank Corp.	800	17,368
Independent Bank Group, Inc.	1,250	92,475
International Bancshares Corp.	1,625	69,777
Kearny Financial Corp.	2,245	26,828
Lakeland Bancorp, Inc.	1,711	29,908
Lakeland Financial Corp.	791	48,757
Live Oak Bancshares, Inc.	900	53,100
Luther Burbank Corp.	800	9,488
Macatawa Bank Corp.	800	7,000
Mercantile Bank Corp.	500	15,100
Merchants Bancorp	200	7,848
Meta Financial Group, Inc.	1,000	50,630
Metrocity Bankshares, Inc.	600	10,506
Metropolitan Bank Holding Corp.*	200	12,044
Mid Penn Bancorp, Inc.	200	5,490

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Midland States Bancorp, Inc.	700	$ 18,389
MidWestOne Financial Group, Inc.	400	11,508
MVB Financial Corp.	400	17,064
National Bank Holdings Corp., Class A	900	33,966
NBT Bancorp, Inc.	1,469	52,840
Nicolet Bankshares, Inc.*	300	21,102
Northrim BanCorp, Inc.	200	8,550
OFG Bancorp	1,610	35,613
Old National Bancorp	5,161	90,885
Old Second Bancorp, Inc.	800	9,920
Origin Bancorp, Inc.	800	33,968
Orrstown Financial Services, Inc.	400	9,228
Park National Corp.	432	50,725
PCSB Financial Corp.	500	9,085
Peapack-Gladstone Financial Corp.	636	19,761
Peoples Bancorp, Inc.	572	16,943
Peoples Financial Services Corp.	200	8,520
Pioneer Bancorp, Inc.*	500	6,010
Preferred Bank	400	25,308
Premier Financial Bancorp, Inc.	550	9,267
Premier Financial Corp.	1,331	37,814
Primis Financial Corp.	600	9,156
Provident Bancorp, Inc.	404	6,589
QCR Holdings, Inc.	500	24,045
RBB Bancorp	600	14,532
Red River Bancshares, Inc.	200	10,102
Reliant Bancorp, Inc.	400	11,092
Renasant Corp.	1,735	69,400
Republic Bancorp, Inc., Class A	287	13,239
Republic First Bancorp, Inc.*	1,700	6,783
S&T Bancorp, Inc.	1,381	43,225
Sandy Spring Bancorp, Inc.	1,450	63,988
Seacoast Banking Corp of Florida	1,640	56,006
ServisFirst Bancshares, Inc.	1,600	108,768
Sierra Bancorp	412	10,485
Silvergate Capital Corp., Class A*	700	79,324
Simmons First National Corp., Class A	3,496	102,573
SmartFinancial, Inc.	400	9,604
South Plains Financial, Inc.	400	9,252
South State Corp.	2,211	180,771
Southern First Bancshares, Inc.*	200	10,232
Southside Bancshares, Inc.	971	37,121
Spirit of Texas Bancshares, Inc.	400	9,136
Stock Yards Bancorp, Inc.	667	33,944
Summit Financial Group, Inc.	400	8,804
Texas Capital Bancshares, Inc.*	1,600	101,584
The Bancorp, Inc.*	1,812	41,694
The Bank of NT Butterfield & Son Ltd.	1,600	56,720
The First Bancorp, Inc.	234	6,891
The First Bancshares, Inc.	700	26,201
The First of Long Island Corp.	689	14,627
Tompkins Financial Corp.	458	35,522
Towne Bank	2,077	63,182
TriCo Bancshares	798	33,979
TriState Capital Holdings, Inc.*	800	16,312
	Number of Shares	Value†

Banks — (continued)
Triumph Bancorp, Inc.*	700	$ 51,975
TrustCo Bank Corp.	650	22,347
Trustmark Corp.	2,030	62,524
UMB Financial Corp.	1,381	128,516
United Bankshares, Inc.	4,060	148,190
United Community Banks, Inc.	2,678	85,723
Univest Corp.	987	26,027
Valley National Bancorp	12,483	167,647
Veritex Holdings, Inc.	1,453	51,451
Walker & Dunlop, Inc.	900	93,942
Washington Trust Bancorp, Inc.	570	29,269
WesBanco, Inc.	2,130	75,892
West BanCorp, Inc.	478	13,264
Westamerica BanCorp	873	50,660
		7,403,751
Beverages — 0.3%
Celsius Holdings, Inc.*	1,400	106,526
Coca-Cola Consolidated, Inc.	142	57,103
MGP Ingredients, Inc.	400	27,056
National Beverage Corp.	684	32,305
NewAge, Inc.*	2,800	6,244
Primo Water Corp.	4,900	81,977
The Duckhorn Portfolio, Inc.*	700	15,442
		326,653
Biotechnology — 8.8%
4D Molecular Therapeutics, Inc.*	300	7,224
89bio, Inc.*	100	1,870
9 Meters Biopharma, Inc.*	8,200	9,020
ACADIA Pharmaceuticals, Inc.*	3,900	95,121
Adicet Bio, Inc.*	900	9,261
Adverum Biotechnologies, Inc.*	2,600	9,100
Affimed N.V.*	3,800	32,300
Agenus, Inc.*	5,000	27,450
Akero Therapeutics, Inc.*	900	22,329
Akouos, Inc.*	900	11,295
Akoya Biosciences, Inc.*	300	5,802
Albireo Pharma, Inc.*	500	17,590
Aldeyra Therapeutics, Inc.*	1,700	19,261
Aligos Therapeutics, Inc.*	300	6,116
Allakos, Inc.*	1,100	93,907
Allogene Therapeutics, Inc.*	1,900	49,552
Altimmune, Inc.*	1,100	10,835
ALX Oncology Holdings, Inc.*	600	32,808
Amicus Therapeutics, Inc.*	8,100	78,084
AnaptysBio, Inc.*	600	15,558
Anavex Life Sciences Corp.*	2,100	48,006
ANI Pharmaceuticals, Inc.*	300	10,515
Annexon, Inc.*	900	20,259
Apellis Pharmaceuticals, Inc.*	2,000	126,400
Applied Molecular Transport, Inc.*	700	32,018
Applied Therapeutics, Inc.*	500	10,390
Arbutus Biopharma Corp.*	3,100	9,393
Arcturus Therapeutics Holdings, Inc.*	800	27,072
Arcus Biosciences, Inc.*	1,300	35,698

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
Arcutis Biotherapeutics, Inc.*	900	$ 24,561
Ardelyx, Inc.*	2,200	16,676
Arena Pharmaceuticals, Inc.*	1,950	132,990
Arrowhead Pharmaceuticals, Inc.*	3,200	265,024
Atara Biotherapeutics, Inc.*	2,328	36,200
Atea Pharmaceuticals, Inc.*	2,100	45,108
Athersys, Inc.*	5,000	7,200
Athira Pharma, Inc.*	400	4,096
Atossa Therapeutics, Inc.*	4,000	25,280
Atreca, Inc., Class A*	1,000	8,520
Avid Bioservices, Inc.*	2,100	53,865
Avidity Biosciences, Inc.*	1,000	24,710
Avrobio, Inc.*	1,100	9,779
Axsome Therapeutics, Inc.*	800	53,968
Beam Therapeutics, Inc.*	1,500	193,065
Berkeley Lights, Inc.*	1,600	71,696
BioAtla, Inc.*	400	16,952
BioCryst Pharmaceuticals, Inc.*	5,500	86,955
Biodesix, Inc.*	500	6,605
Biohaven Pharmaceutical Holding Co., Ltd.*	1,700	165,036
Biomea Fusion, Inc.*	400	6,244
Black Diamond Therapeutics, Inc.*	582	7,095
Bluebird Bio, Inc.*	2,200	70,356
Blueprint Medicines Corp.*	1,800	158,328
Bolt Biotherapeutics, Inc.*	400	6,184
Bridgebio Pharma, Inc.*	3,455	210,617
Brooklyn ImmunoTherapeutics, Inc.*	900	16,209
C4 Therapeutics, Inc.*	1,100	41,624
Cara Therapeutics, Inc.*	1,500	21,405
Cardiff Oncology, Inc.*	1,400	9,310
Celldex Therapeutics, Inc.*	1,300	43,472
CEL-SCI Corp.*	1,100	9,548
Cerecor, Inc.*	1,000	3,270
Cerevel Therapeutics Holdings, Inc.*	1,300	33,306
ChemoCentryx, Inc.*	1,695	22,696
Chinook Therapeutics, Inc.*	560	7,907
ChromaDex Corp.*	1,400	13,804
Clene, Inc.*	900	10,116
Codiak Biosciences, Inc.*	300	5,559
Cogent Biosciences, Inc.*	1,400	11,354
Constellation Pharmaceuticals, Inc.*	1,200	40,560
Cortexyme, Inc.*	500	26,500
Crinetics Pharmaceuticals, Inc.*	1,000	18,850
Cue Biopharma, Inc.*	1,000	11,650
Cullinan Oncology, Inc.*	400	10,300
Curis, Inc.*	3,000	24,210
Cymabay Therapeutics, Inc.*	2,100	9,156
CytomX Therapeutics, Inc.*	1,500	9,495
Deciphera Pharmaceuticals, Inc.*	1,200	43,932
Denali Therapeutics, Inc.*	2,900	227,476
Design Therapeutics, Inc.*	500	9,945
Dicerna Pharmaceuticals, Inc.*	2,300	85,836
Dynavax Technologies Corp.*	3,220	31,717
Dyne Therapeutics, Inc.*	1,000	21,040
	Number of Shares	Value†

Biotechnology — (continued)
Edgewise Therapeutics, Inc.*	500	$ 10,665
Editas Medicine, Inc.*	2,200	124,608
Eiger BioPharmaceuticals, Inc.*	900	7,668
Emergent BioSolutions, Inc.*	1,458	91,839
Epizyme, Inc.*	2,700	22,437
Esperion Therapeutics, Inc.*	700	14,805
Evelo Biosciences, Inc.*	700	9,618
Evolus, Inc.*	600	7,590
Exagen, Inc.*	500	7,495
EyePoint Pharmaceuticals, Inc.*	900	8,091
Fate Therapeutics, Inc.*	2,500	216,975
FibroGen, Inc.*	2,900	77,227
Forma Therapeutics Holdings, Inc.*	1,000	24,890
Forte Biosciences, Inc.*	400	13,448
Frequency Therapeutics, Inc.*	800	7,968
Gemini Therapeutics, Inc.*	1,000	6,470
Generation Bio Co.*	1,300	34,970
Geron Corp.*	9,240	13,028
Global Blood Therapeutics, Inc.*	2,000	70,040
Gossamer Bio, Inc.*	1,800	14,616
Greenwich Lifesciences, Inc.*	200	8,988
GT Biopharma, Inc.*	900	13,950
Halozyme Therapeutics, Inc.*	4,389	199,305
Harvard Bioscience, Inc.*	1,700	14,161
Homology Medicines, Inc.*	1,200	8,724
Humanigen, Inc.*	1,500	26,070
iBio, Inc.*	5,300	8,003
IGM Biosciences, Inc.*	200	16,640
Immunic, Inc.*	700	8,582
ImmunityBio, Inc.*	2,300	32,844
ImmunoGen, Inc.*	6,563	43,250
Immunovant, Inc.*	1,100	11,627
Infinity Pharmaceuticals, Inc.*	3,400	10,166
Inhibrx, Inc.*	1,000	27,520
Innoviva, Inc.*	2,000	26,820
Inovio Pharmaceuticals, Inc.*	6,800	63,036
Inozyme Pharma, Inc.*	300	5,112
Insmed, Inc.*	3,200	91,072
Instil Bio, Inc.*	700	13,524
Intercept Pharmaceuticals, Inc.*	726	14,498
Intra-Cellular Therapies, Inc.*	2,300	93,886
iTeos Therapeutics, Inc.*	700	17,955
IVERIC bio, Inc.*	2,584	16,305
Kadmon Holdings, Inc.*	4,800	18,576
Kaleido Biosciences, Inc.*	600	4,464
Karuna Therapeutics, Inc.*	700	79,793
Karyopharm Therapeutics, Inc.*	1,900	19,608
KemPharm, Inc.*	1,000	12,820
Keros Therapeutics, Inc.*	400	16,988
Kezar Life Sciences, Inc.*	500	2,715
Kiniksa Pharmaceuticals Ltd., Class A*	1,000	13,930
Kinnate Biopharma, Inc.*	400	9,312
Kodiak Sciences, Inc.*	1,100	102,300
Kronos Bio, Inc.*	1,300	31,135
Krystal Biotech, Inc.*	500	34,000

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
Kymera Therapeutics, Inc.*	1,000	$ 48,500
Lexicon Pharmaceuticals, Inc.*	960	4,406
Ligand Pharmaceuticals, Inc.*	506	66,382
Lineage Cell Therapeutics, Inc.*	4,500	12,825
MacroGenics, Inc.*	1,900	51,034
Magenta Therapeutics, Inc.*	600	5,868
MEI Pharma, Inc.*	3,800	10,830
MeiraGTx Holdings PLC*	500	7,750
Mersana Therapeutics, Inc.*	2,300	31,234
Mind Medicine MindMed, Inc.*	10,800	37,260
Molecular Templates, Inc.*	800	6,256
Mustang Bio, Inc.*	1,500	4,980
Myriad Genetics, Inc.*	2,500	76,450
NeoGenomics, Inc.*	3,600	162,612
NGM Biopharmaceuticals, Inc.*	800	15,776
Nkarta, Inc.*	300	9,507
Nurix Therapeutics, Inc.*	800	21,224
Nuvation Bio, Inc.*	1,300	12,103
Olema Pharmaceuticals, Inc.*	400	11,192
Omeros Corp.*	1,800	26,712
Oncocyte Corp.*	1,800	10,332
Oncorus, Inc.*	800	11,040
Oncternal Therapeutics, Inc.*	1,800	8,550
Organogenesis Holdings, Inc.*	900	14,958
Oyster Point Pharma, Inc.*	200	3,438
Pacific Biosciences of California, Inc.*	6,100	213,317
Phathom Pharmaceuticals, Inc.*	700	23,695
Pliant Therapeutics, Inc.*	800	23,296
Poseida Therapeutics, Inc.*	1,400	14,028
Praxis Precision Medicines, Inc.*	900	16,452
Precigen, Inc.*	2,100	13,692
Precision BioSciences, Inc.*	1,200	15,024
Prelude Therapeutics, Inc.*	300	8,589
Prothena Corp. PLC*	1,100	56,551
Provention Bio, Inc.*	1,500	12,645
PTC Therapeutics, Inc.*	2,100	88,767
Puma Biotechnology, Inc.*	900	8,262
Radius Health, Inc.*	1,400	25,536
RAPT Therapeutics, Inc.*	400	12,716
Recursion Pharmaceuticals, Inc., Class A*	700	25,550
REGENXBIO, Inc.*	1,300	50,505
Relay Therapeutics, Inc.*	1,900	69,521
Replimune Group, Inc.*	700	26,894
REVOLUTION Medicines, Inc.*	1,900	60,306
Rigel Pharmaceuticals, Inc.*	6,290	27,299
Rocket Pharmaceuticals, Inc.*	1,200	53,148
Rubius Therapeutics, Inc.*	1,300	31,733
Sana Biotechnology, Inc.*	900	17,694
Sangamo Therapeutics, Inc.*	4,103	49,113
Scholar Rock Holding Corp.*	900	26,010
Seelos Therapeutics, Inc.*	3,100	8,184
Seer, Inc.*	500	16,390
Selecta Biosciences, Inc.*	1,700	7,106
Sesen Bio, Inc.*	5,900	27,258
	Number of Shares	Value†

Biotechnology — (continued)
Shattuck Labs, Inc.*	900	$ 26,091
Silverback Therapeutics, Inc.*	400	12,356
Solid Biosciences, Inc.*	400	1,464
Sorrento Therapeutics, Inc.*	8,700	84,303
Springworks Therapeutics, Inc.*	900	74,169
SQZ Biotechnologies Co.*	900	13,005
Stoke Therapeutics, Inc.*	400	13,464
Surface Oncology, Inc.*	1,300	9,698
Sutro Biopharma, Inc.*	1,434	26,658
Syndax Pharmaceuticals, Inc.*	1,500	25,755
Tarsus Pharmaceuticals, Inc.*	200	5,796
Taysha Gene Therapies, Inc.*	800	16,960
TCR2 Therapeutics, Inc.*	800	13,128
Terns Pharmaceuticals, Inc.*	400	4,904
TG Therapeutics, Inc.*	4,000	155,160
Theravance Biopharma, Inc.*	1,400	20,328
Translate Bio, Inc.*	1,992	54,860
TransMedics Group, Inc.*	900	29,862
Travere Therapeutics, Inc.*	1,800	26,262
Trillium Therapeutics, Inc.*	3,300	32,010
Turning Point Therapeutics, Inc.*	1,466	114,377
Twist Bioscience Corp.*	1,472	196,144
UroGen Pharma Ltd.*	700	10,689
Vaxart, Inc.*	4,000	29,960
VBI Vaccines, Inc.*	6,200	20,770
Veracyte, Inc.*	2,200	87,956
Verastem, Inc.*	6,200	25,234
Vericel Corp.*	1,500	78,750
Veru, Inc.*	1,500	12,105
Viking Therapeutics, Inc.*	1,700	10,183
Vir Biotechnology, Inc.*	1,900	89,832
Viracta Therapeutics, Inc.*	1,300	14,742
VistaGen Therapeutics, Inc.*	6,800	21,420
Vor BioPharma, Inc.*	400	7,460
WaVe Life Sciences Ltd.*	700	4,662
XBiotech, Inc.*	467	7,734
Xencor, Inc.*	1,900	65,531
XOMA Corp.*	200	6,800
Y-mAbs Therapeutics, Inc.*	900	30,420
Zentalis Pharmaceuticals, Inc.*	1,100	58,520
ZIOPHARM Oncology, Inc.*	5,927	15,647
		8,559,387
Building Materials — 1.3%
AAON, Inc.	1,385	86,687
American Woodmark Corp.*	569	46,482
Apogee Enterprises, Inc.	843	34,335
Boise Cascade Co.	1,300	75,855
Caesarstone Ltd.	600	8,856
Cornerstone Building Brands, Inc.*	1,664	30,252
Forterra, Inc.*	800	18,808
Gibraltar Industries, Inc.*	1,101	84,017
Griffon Corp.	1,656	42,443
JELD-WEN Holding, Inc.*	2,400	63,024
Masonite International Corp.*	800	89,432

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Building Materials — (continued)
Patrick Industries, Inc.	775	$ 56,575
PGT Innovations, Inc.*	2,000	46,460
Simpson Manufacturing Co., Inc.	1,398	154,395
SPX Corp.*	1,400	85,512
Summit Materials, Inc., Class A*	3,705	129,119
UFP Industries, Inc.	1,949	144,889
US Concrete, Inc.*	500	36,900
View, Inc.*	2,900	24,592
		1,258,633
Chemicals — 1.7%
AdvanSix, Inc.*	1,000	29,860
American Vanguard Corp.	878	15,374
Amyris, Inc.*	5,400	88,398
Balchem Corp.	1,000	131,260
Cabot Corp.	1,800	102,474
Codexis, Inc.*	1,700	38,522
Danimer Scientific, Inc.*	2,300	57,615
Ferro Corp.*	2,638	56,902
GCP Applied Technologies, Inc.*	1,500	34,890
H.B. Fuller Co.	1,680	106,865
Hawkins, Inc.	698	22,860
Ingevity Corp.*	1,200	97,632
Innospec, Inc.	800	72,488
Intrepid Potash, Inc.*	370	11,788
Koppers Holdings, Inc.*	620	20,057
Kraton Corp.*	1,141	36,843
Kronos Worldwide, Inc.	500	7,160
Marrone Bio Innovations, Inc.*	2,700	4,482
Minerals Technologies, Inc.	1,128	88,740
Oil-Dri Corp of America	197	6,733
Orion Engineered Carbons S.A.*	1,800	34,182
PQ Group Holdings, Inc.	1,800	27,648
Quaker Chemical Corp.	423	100,331
Rayonier Advanced Materials, Inc.*	1,900	12,711
Rogers Corp.*	595	119,476
Sensient Technologies Corp.	1,358	117,548
Stepan Co.	680	81,784
Tronox Holdings PLC, Class A	3,500	78,400
Zymergen, Inc.*	600	24,006
		1,627,029
Coal — 0.1%
Arch Resources, Inc.*	500	28,490
CONSOL Energy, Inc.*	900	16,623
Peabody Energy Corp.*	2,300	18,239
SunCoke Energy, Inc.	2,541	18,143
Warrior Met Coal, Inc.	1,500	25,800
		107,295
Commercial Services — 4.6%
2U, Inc.*	2,300	95,841
ABM Industries, Inc.	2,139	94,865
Acacia Research Corp.*	1,180	7,977
Adtalem Global Education, Inc.*	1,600	57,024
Alarm.com Holdings, Inc.*	1,500	127,050
	Number of Shares	Value†

Commercial Services — (continued)
Alta Equipment Group, Inc.*	700	$ 9,303
American Public Education, Inc.*	355	10,061
AMN Healthcare Services, Inc.*	1,509	146,343
Arlo Technologies, Inc.*	2,433	16,471
ASGN, Inc.*	1,652	160,128
Avis Budget Group, Inc.*	1,600	124,624
Barrett Business Services, Inc.	242	17,572
BrightView Holdings, Inc.*	1,315	21,198
CAI International, Inc.	460	25,760
Carriage Services, Inc.	600	22,182
Cass Information Systems, Inc.	498	20,294
CBIZ, Inc.*	1,740	57,020
Cimpress PLC*	529	57,349
CoreCivic, Inc.*	4,200	43,974
CorVel Corp.*	262	35,187
Coursera, Inc.*	400	15,824
CRA International, Inc.	274	23,454
Cross Country Healthcare, Inc.*	1,084	17,897
Deluxe Corp.	1,307	62,435
Emerald Holding, Inc.*	700	3,773
Ennis, Inc.	858	18,464
EVERTEC, Inc.	1,939	84,637
Evo Payments, Inc., Class A*	1,500	41,610
Forrester Research, Inc.*	375	17,175
Franklin Covey Co.*	297	9,608
GP Strategies Corp.*	400	6,288
Graham Holdings Co., Class B	122	77,336
Green Dot Corp., Class A*	1,796	84,143
GreenSky, Inc., Class A*	2,300	12,765
HealthEquity, Inc.*	2,600	209,248
Heidrick & Struggles International, Inc.	569	25,349
Herc Holdings, Inc.*	800	89,656
Huron Consulting Group, Inc.*	728	35,781
ICF International, Inc.	548	48,147
Insperity, Inc.	1,151	104,016
John Wiley & Sons, Inc., Class A	1,400	84,252
Kelly Services, Inc., Class A*	1,014	24,306
Kforce, Inc.	586	36,877
Korn Ferry	1,690	122,609
Laureate Education, Inc., Class A*	3,300	47,883
LiveRamp Holdings, Inc.*	2,067	96,839
Macquarie Infrastructure Corp.	2,400	91,848
Marathon Digital Holdings, Inc.*	3,100	97,247
Medifast, Inc.	359	101,590
MoneyGram International, Inc.*	2,000	20,160
Monro, Inc.	1,037	65,860
Multiplan Corp.*	12,900	122,808
National Research Corp.	387	17,763
Paya Holdings, Inc.*	2,800	30,856
Perdoceo Education Corp.*	2,300	28,221
PROG Holdings, Inc.*	2,100	101,073
Progyny, Inc.*	2,000	118,000
R1 RCM, Inc.*	4,100	91,184
Rent-A-Center, Inc.	2,153	114,260
Repay Holdings Corp.*	2,300	55,292

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
Resources Connection, Inc.	922	$ 13,240
Riot Blockchain, Inc.*	2,700	101,709
RR Donnelley & Sons Co.*	2,600	16,328
ShotSpotter, Inc.*	300	14,631
SP Plus Corp.*	693	21,199
Strategic Education, Inc.	736	55,980
Stride, Inc.*	1,252	40,227
Team, Inc.*	983	6,586
Textainer Group Holdings Ltd.*	1,412	47,683
The Aaron's Co., Inc.	1,100	35,189
The Brink's Co.	1,510	116,028
The Hackett Group, Inc.	716	12,902
Transcat, Inc.*	200	11,302
TriNet Group, Inc.*	1,200	86,976
Triton International Ltd.	2,093	109,548
TrueBlue, Inc.*	1,076	30,246
Vectrus, Inc.*	400	19,036
Viad Corp.*	671	33,449
Vivint Smart Home, Inc.*	2,400	31,680
Willdan Group, Inc.*	300	11,292
WW International, Inc.*	1,500	54,210
		4,476,198
Computers — 2.1%
3D Systems Corp.*	3,900	155,883
Cantaloupe, Inc.*	2,000	23,720
Conduent, Inc.*	5,800	43,500
Corsair Gaming, Inc.*	700	23,303
Desktop Metal, Inc., Class A*	2,800	32,200
Diebold Nixdorf, Inc.*	2,500	32,100
ExlService Holdings, Inc.*	1,000	106,260
Grid Dynamics Holdings, Inc.*	900	13,527
iCAD, Inc.*	500	8,655
Insight Enterprises, Inc.*	1,143	114,311
KBR, Inc.	4,400	167,860
Maximus, Inc.	1,912	168,199
Mitek Systems, Inc.*	1,500	28,890
NetScout Systems, Inc.*	2,165	61,789
OneSpan, Inc.*	1,128	28,809
PAE, Inc.*	2,100	18,690
PAR Technology Corp.*	800	55,952
Parsons Corp.*	800	31,488
Ping Identity Holding Corp.*	1,100	25,190
PlayAGS, Inc.*	800	7,920
Qualys, Inc.*	1,100	110,759
Quantum Corp.*	1,300	8,957
Rapid7, Inc.*	1,700	160,871
Rimini Street, Inc.*	900	5,544
SecureWorks Corp., Class A*	100	1,853
StarTek, Inc.*	700	4,991
Super Micro Computer, Inc.*	1,400	49,252
Sykes Enterprises, Inc.*	1,136	61,003
Telos Corp.*	500	17,005
Tenable Holdings, Inc.*	2,900	119,915
The ExOne Co.*	300	6,492
	Number of Shares	Value†

Computers — (continued)
TTEC Holdings, Inc.	607	$ 62,576
Unisys Corp.*	1,924	48,697
Varonis Systems, Inc.*	3,263	188,014
Vocera Communications, Inc.*	1,000	39,850
Vuzix Corp.*	2,000	36,700
		2,070,725
Cosmetics & Personal Care — 0.2%
Edgewell Personal Care Co.	1,700	74,630
elf Beauty, Inc.*	1,400	37,996
Inter Parfums, Inc.	624	44,928
Revlon, Inc., Class A*	270	3,467
The Beauty Health Co.*	1,600	26,880
The Honest Co, Inc.*	900	14,571
		202,472
Distribution & Wholesale — 0.8%
A-Mark Precious Metals, Inc.	200	9,300
Avient Corp.	2,955	145,268
Core-Mark Holding Co., Inc.	1,364	61,394
EVI Industries, Inc.*	200	5,680
G-III Apparel Group Ltd.*	1,308	42,981
Global Industrial Co.	362	13,289
H&E Equipment Services, Inc.	1,059	35,233
KAR Auction Services, Inc.*	3,800	66,690
Resideo Technologies, Inc.*	4,600	138,000
ScanSource, Inc.*	881	24,782
Titan Machinery, Inc.*	523	16,182
Veritiv Corp.*	500	30,710
VSE Corp.	308	15,249
WESCO International, Inc.*	1,347	138,498
		743,256
Diversified Financial Services — 2.2%
Amerant Bancorp, Inc.*	700	14,966
Artisan Partners Asset Management, Inc., Class A	1,900	96,558
AssetMark Financial Holdings, Inc.*	500	12,530
Associated Capital Group, Inc., Class A	100	3,886
Atlanticus Holdings Corp.*	200	7,940
B Riley Financial, Inc.	600	45,300
BGC Partners, Inc., Class A	10,500	59,535
Blucora, Inc.*	1,596	27,627
Boston Private Financial Holdings, Inc.	2,758	40,680
Brightsphere Investment Group, Inc.	1,900	44,517
Calamos Asset Management, Inc., Class A(1)	469	0
Cohen & Steers, Inc.	817	67,068
Columbia Financial, Inc.*	1,500	25,830
Cowen, Inc., Class A	747	30,664
Curo Group Holdings Corp.	400	6,800
Diamond Hill Investment Group, Inc.	107	17,902
Encore Capital Group, Inc.*	997	47,248
Enova International, Inc.*	1,113	38,076
EZCORP, Inc., Class A*	1,766	10,649

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Diversified Financial Services — (continued)
Federal Agricultural Mortgage Corp., Class C	300	$ 29,670
Federated Hermes, Inc., Class B	3,000	101,730
Finance Of America Cos., Inc., Class A*	1,300	9,919
Focus Financial Partners, Inc., Class A*	1,700	82,450
GAMCO Investors, Inc., Class A	215	5,396
GCM Grosvenor, Inc., Class A	1,200	12,504
Greenhill & Co., Inc.	500	7,780
Hamilton Lane, Inc., Class A	1,100	100,232
Houlihan Lokey, Inc.	1,651	135,035
I3 Verticals, Inc., Class A*	500	15,110
International Money Express, Inc.*	900	13,365
LendingClub Corp.*	3,160	57,291
LendingTree, Inc.*	377	79,879
Marlin Business Services Corp.	200	4,552
Moelis & Co., Class A	2,000	113,780
Mr. Cooper Group, Inc.*	2,192	72,467
Navient Corp.	5,400	104,382
Nelnet, Inc., Class A	599	45,063
Ocwen Financial Corp.*	300	9,294
Oportun Financial Corp.*	700	14,021
Oppenheimer Holdings, Inc., Class A	238	12,100
PennyMac Financial Services, Inc.	1,100	67,892
Piper Sandler Cos.	587	76,052
PJT Partners, Inc., Class A	800	57,104
PRA Group, Inc.*	1,448	55,705
Pzena Investment Management, Inc., Class A	830	9,138
Regional Management Corp.	300	13,962
Sculptor Capital Management, Inc.	600	14,754
StepStone Group, Inc., Class A	1,200	41,280
StoneX Group, Inc.*	493	29,910
Virtus Investment Partners, Inc.	250	69,442
WisdomTree Investments, Inc.	5,200	32,240
World Acceptance Corp.*	169	27,081
		2,118,356
Electric — 1.3%
ALLETE, Inc.	1,651	115,537
Ameresco, Inc., Class A*	900	56,448
Avista Corp.	2,139	91,271
Black Hills Corp.	2,048	134,410
Clearway Energy, Inc., Class A	1,100	27,742
Clearway Energy, Inc., Class C	2,600	68,848
Evoqua Water Technologies Corp.*	3,600	121,608
FTC Solar, Inc.*	800	10,648
MGE Energy, Inc.	1,142	85,010
NorthWestern Corp.	1,680	101,170
Ormat Technologies, Inc.	1,400	97,342
Otter Tail Corp.	1,392	67,944
PNM Resources, Inc.	2,610	127,290
Portland General Electric Co.	2,756	126,996
Spark Energy, Inc., Class A	400	4,532
Unitil Corp.	463	24,525
		1,261,321
	Number of Shares	Value†

Electrical Components & Equipment — 0.6%
American Superconductor Corp.*	900	$ 15,651
Belden, Inc.	1,355	68,522
Blink Charging Co.*	1,200	49,404
Encore Wire Corp.	671	50,855
Energizer Holdings, Inc.	2,200	94,556
EnerSys	1,323	129,297
Insteel Industries, Inc.	491	15,786
nLight, Inc.*	1,300	47,164
Novanta, Inc.*	1,100	148,236
Powell Industries, Inc.	229	7,087
		626,558
Electronics — 1.9%
Advanced Energy Industries, Inc.	1,193	134,463
Akoustis Technologies, Inc.*	1,100	11,781
Allied Motion Technologies, Inc.	300	10,359
API Group Corp.*	5,800	121,162
Atkore, Inc.*	1,500	106,500
Badger Meter, Inc.	918	90,074
Benchmark Electronics, Inc.	1,313	37,368
Brady Corp., Class A	1,557	87,254
Comtech Telecommunications Corp.	652	15,752
FARO Technologies, Inc.*	620	48,217
Fluidigm Corp.*	2,500	15,400
GoPro, Inc., Class A*	3,800	44,270
Identiv, Inc.*	800	13,600
II-VI, Inc.*	3,318	240,854
Itron, Inc.*	1,400	139,972
Kimball Electronics, Inc.*	933	20,283
Knowles Corp.*	2,652	52,351
Luna Innovations, Inc.*	700	7,581
Mesa Laboratories, Inc.	142	38,506
MicroVision, Inc.*	5,100	85,425
Napco Security Technologies, Inc.*	500	18,185
NVE Corp.	109	8,071
OSI Systems, Inc.*	557	56,614
Plexus Corp.*	903	82,543
Rekor Systems, Inc.*	1,200	12,192
Sanmina Corp.*	1,926	75,037
Stoneridge, Inc.*	873	25,754
TTM Technologies, Inc.*	3,129	44,745
Turtle Beach Corp.*	500	15,960
Vicor Corp.*	622	65,770
Vishay Intertechnology, Inc.	4,300	96,965
Vishay Precision Group, Inc.*	300	10,212
		1,833,220
Energy-Alternate Sources — 0.7%
Advent Technologies Holdings, Inc.*	700	6,748
Aemetis, Inc.*	900	10,053
Alto Ingredients, Inc.*	2,600	15,886
Array Technologies, Inc.*	4,200	65,520
Beam Global*	300	11,493
Cleanspark, Inc.*	1,200	19,968
Eos Energy Enterprises, Inc.*	700	12,572
FuelCell Energy, Inc.*	9,900	88,110

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Energy-Alternate Sources — (continued)
FutureFuel Corp.	800	$ 7,680
Gevo, Inc.*	6,400	46,528
Green Plains, Inc.*	1,167	39,234
Renewable Energy Group, Inc.*	1,400	87,276
REX American Resources Corp.*	192	17,315
Stem, Inc.*	2,000	72,020
Sunnova Energy International, Inc.*	2,800	105,448
SunPower Corp.*	2,400	70,128
TPI Composites, Inc.*	1,100	53,262
		729,241
Engineering & Construction — 1.2%
908 Devices, Inc.*	200	7,750
Arcosa, Inc.	1,600	93,984
Comfort Systems USA, Inc.	1,127	88,796
Concrete Pumping Holdings, Inc.*	400	3,388
Construction Partners, Inc., Class A*	1,000	31,400
Dycom Industries, Inc.*	953	71,027
EMCOR Group, Inc.	1,663	204,865
Exponent, Inc.	1,680	149,873
Fluor Corp.*	4,500	79,650
Granite Construction, Inc.	1,333	55,360
Great Lakes Dredge & Dock Corp.*	1,951	28,504
IES Holdings, Inc.*	200	10,272
Infrastructure and Energy Alternatives, Inc.*	800	10,288
Iteris, Inc.*	1,200	7,980
Latham Group, Inc.*	800	25,568
Mistras Group, Inc.*	600	5,898
MYR Group, Inc.*	583	53,006
NV5 Global, Inc.*	400	37,804
Primoris Services Corp.	1,490	43,851
Sterling Construction Co.*	800	19,304
Tutor Perini Corp.*	1,397	19,349
WillScot Mobile Mini Holdings Corp.*	5,952	165,882
		1,213,799
Entertainment — 1.9%
Accel Entertainment, Inc.*	1,500	17,805
AMC Entertainment Holdings, Inc., Class A*	12,955	734,289
Bally's Corp.*	1,050	56,816
Chicken Soup For The Soul Entertainment, Inc.*	400	16,560
Cinemark Holdings, Inc.*	3,300	72,435
Eros STX Global Corp.*	6,400	9,792
Everi Holdings, Inc.*	2,800	69,832
GAN Ltd.*	1,400	23,016
Golden Entertainment, Inc.*	600	26,880
Golden Nugget Online Gaming, Inc.*	1,200	15,312
Hall of Fame Resort & Entertainment Co.*	2,200	8,646
IMAX Corp.*	1,800	38,700
International Game Technology PLC*	3,100	74,276
Liberty Media Corp.-Liberty Braves, Class A*	300	8,466
	Number of Shares	Value†

Entertainment — (continued)
Liberty Media Corp.-Liberty Braves, Class C*	1,300	$ 36,101
Lions Gate Entertainment Corp., Class A*	1,900	39,330
Lions Gate Entertainment Corp., Class B*	3,800	69,540
Madison Square Garden Entertainment Corp.*	600	50,382
Monarch Casino & Resort, Inc.*	385	25,475
NEOGAMES S.A.*	100	6,147
RCI Hospitality Holdings, Inc.	300	19,860
Red Rock Resorts, Inc., Class A*	1,900	80,750
Rush Street Interactive, Inc.*	1,800	22,068
Scientific Games Corp.*	3,100	240,064
SeaWorld Entertainment, Inc.*	1,600	79,904
		1,842,446
Environmental Control — 0.6%
Casella Waste Systems, Inc., Class A*	1,600	101,488
CECO Environmental Corp.*	1,309	9,372
Centrus Energy Corp., Class A*	400	10,152
Covanta Holding Corp.	3,600	63,396
Energy Recovery, Inc.*	1,500	34,170
Harsco Corp.*	2,300	46,966
Heritage-Crystal Clean, Inc.*	400	11,872
Montrose Environmental Group, Inc.*	700	37,562
Pure Cycle Corp.*	800	11,056
PureCycle Technologies, Inc.*	1,100	26,015
Sharps Compliance Corp.*	600	6,180
Tetra Tech, Inc.	1,664	203,075
US Ecology, Inc.*	940	35,269
		596,573
Food — 1.5%
AquaBounty Technologies, Inc.*	2,000	10,720
B&G Foods, Inc.	1,972	64,682
BellRing Brands, Inc., Class A*	1,300	40,742
Calavo Growers, Inc.	551	34,944
Cal-Maine Foods, Inc.	1,046	37,876
HF Foods Group, Inc.*	1,300	6,877
Hostess Brands, Inc.*	4,400	71,236
Ingles Markets, Inc., Class A	404	23,541
J & J Snack Foods Corp.	470	81,973
John B Sanfilippo & Son, Inc.	300	26,571
Laird Superfood, Inc.*	300	8,961
Lancaster Colony Corp.	604	116,880
Landec Corp.*	718	8,077
Nathan's Famous, Inc.	100	7,132
Natural Grocers by Vitamin Cottage, Inc.	400	4,296
Performance Food Group Co.*	4,100	198,809
Sanderson Farms, Inc.	641	120,489
Seneca Foods Corp., Class A*	211	10,778
SpartanNash Co.	1,130	21,820
Sprouts Farmers Market, Inc.*	3,800	94,430
Tattooed Chef, Inc.*	1,600	34,320

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Food — (continued)
The Chefs' Warehouse, Inc.*	1,150	$ 36,604
The Simply Good Foods Co.*	2,700	98,577
Tootsie Roll Industries, Inc.	550	18,650
TreeHouse Foods, Inc.*	1,700	75,684
United Natural Foods, Inc.*	1,900	70,262
Utz Brands, Inc.	2,000	43,580
Village Super Market, Inc., Class A	268	6,301
Weis Markets, Inc.	566	29,240
Whole Earth Brands, Inc.*	1,300	18,850
		1,422,902
Food Service — 0.1%
Healthcare Services Group, Inc.	2,280	71,980
Forest Products & Paper — 0.2%
Clearwater Paper Corp.*	578	16,745
Domtar Corp.*	1,500	82,440
Glatfelter Corp.	1,359	18,985
Neenah, Inc.	474	23,780
Schweitzer-Mauduit International, Inc.	976	39,411
Verso Corp., Class A	1,100	19,470
		200,831
Gas — 0.8%
Brookfield Infrastructure Corp., Class A	1,100	82,940
Chesapeake Utilities Corp.	535	64,377
New Jersey Resources Corp.	3,064	121,242
Northwest Natural Holding Co.	950	49,894
ONE Gas, Inc.	1,700	126,004
South Jersey Industries, Inc.	3,180	82,457
Southwest Gas Holdings, Inc.	1,825	120,797
Spire, Inc.	1,656	119,679
		767,390
Hand & Machine Tools — 0.2%
Franklin Electric Co., Inc.	1,470	118,511
Kennametal, Inc.	2,600	93,392
Luxfer Holdings PLC	1,000	22,250
		234,153
Healthcare Products — 4.3%
Accelerate Diagnostics, Inc.*	951	7,665
Accuray, Inc.*	2,738	12,376
Acutus Medical, Inc.*	300	5,094
Alphatec Holdings, Inc.*	2,300	35,236
AngioDynamics, Inc.*	1,158	31,417
Apria, Inc.*	200	5,600
Apyx Medical Corp.*	800	8,248
Asensus Surgical, Inc.*	8,000	25,360
Aspira Women's Health, Inc.*	2,100	11,802
AtriCure, Inc.*	1,400	111,062
Atrion Corp.	44	27,321
Avanos Medical, Inc.*	1,500	54,555
Avita Medical, Inc.*	800	16,416
Axogen, Inc.*	1,200	25,932
Axonics, Inc.*	1,300	82,433
BioLife Solutions, Inc.*	800	35,608
	Number of Shares	Value†

Healthcare Products — (continued)
Bionano Genomics, Inc.*	9,200	$ 67,436
Bioventus, Inc., Class A*	400	7,040
Butterfly Network, Inc.*	1,200	17,376
Cardiovascular Systems, Inc.*	1,200	51,180
CareDx, Inc.*	1,600	146,432
Castle Biosciences, Inc.*	700	51,331
Celcuity, Inc.*	300	7,200
Cerus Corp.*	5,300	31,323
ClearPoint Neuro, Inc.*	700	13,363
CONMED Corp.	868	119,289
CryoLife, Inc.*	1,199	34,052
Cutera, Inc.*	500	24,515
CytoSorbents Corp.*	1,100	8,305
DermTech, Inc.*	800	33,256
Eargo, Inc.*	700	27,937
Glaukos Corp.*	1,363	115,623
Haemonetics Corp.*	1,631	108,690
Hanger, Inc.*	1,100	27,808
Inari Medical, Inc.*	1,100	102,608
InfuSystem Holdings, Inc.*	600	12,474
Inogen, Inc.*	600	39,102
Inspire Medical Systems, Inc.*	843	162,918
Integer Holdings Corp.*	1,040	97,968
Intersect ENT, Inc.*	900	15,381
Invacare Corp.*	1,190	9,603
iRadimed Corp.*	200	5,882
iRhythm Technologies, Inc.*	925	61,374
Lantheus Holdings, Inc.*	2,006	55,446
LeMaitre Vascular, Inc.	500	30,510
LivaNova PLC*	1,600	134,576
Luminex Corp.	1,353	49,790
Meridian Bioscience, Inc.*	1,360	30,165
Merit Medical Systems, Inc.*	1,575	101,839
MiMedx Group, Inc.*	3,700	46,287
Misonix, Inc.*	300	6,654
NanoString Technologies, Inc.*	1,500	97,185
Natus Medical, Inc.*	1,075	27,928
Neogen Corp.*	3,338	153,681
NeuroPace, Inc.*	300	7,137
Nevro Corp.*	1,092	181,043
NuVasive, Inc.*	1,706	115,633
Omnicell, Inc.*	1,344	203,549
OraSure Technologies, Inc.*	2,201	22,318
Orthofix Medical, Inc.*	571	22,903
OrthoPediatrics Corp.*	400	25,272
Patterson Cos., Inc.	2,800	85,092
PAVmed, Inc.*	1,700	10,880
Pulmonx Corp.*	800	35,296
Pulse Biosciences, Inc.*	494	8,102
Quanterix Corp.*	1,000	58,660
Quotient Ltd.*	2,200	8,008
Retractable Technologies, Inc.*	300	3,468
SeaSpine Holdings Corp.*	1,000	20,510
Shockwave Medical, Inc.*	1,100	208,703
SI-BONE, Inc.*	1,000	31,470

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Products — (continued)
Sientra, Inc.*	1,900	$ 15,124
Silk Road Medical, Inc.*	1,000	47,860
Soliton, Inc.*	300	6,747
STAAR Surgical Co.*	1,500	228,750
Stereotaxis, Inc.*	1,700	16,388
Surmodics, Inc.*	373	20,235
Tactile Systems Technology, Inc.*	600	31,200
Talis Biomedical Corp.*	600	6,618
Treace Medical Concepts, Inc.*	400	12,504
Utah Medical Products, Inc.	100	8,504
Varex Imaging Corp.*	1,400	37,548
ViewRay, Inc.*	4,200	27,720
Zynex, Inc.*	600	9,318
		4,146,212
Healthcare Services — 2.3%
Accolade, Inc.*	1,600	86,896
Addus HomeCare Corp.*	500	43,620
Agiliti, Inc.*	800	17,496
American Well Corp., Class A*	6,300	79,254
Aveanna Healthcare Holdings, Inc.*	1,400	17,318
Brookdale Senior Living, Inc.*	5,500	43,450
Community Health Systems, Inc.*	4,100	63,304
Fulgent Genetics, Inc.*	700	64,561
Innovage Holding Corp.*	700	14,917
Inotiv, Inc.*	500	13,340
Invitae Corp.*	6,400	215,872
LHC Group, Inc.*	953	190,848
Magellan Health, Inc.*	741	69,802
MEDNAX, Inc.*	2,500	75,375
Medpace Holdings, Inc.*	900	158,967
ModivCare, Inc.*	400	68,028
National HealthCare Corp.	406	28,379
Neuronetics, Inc.*	900	14,418
Ontrak, Inc.*	200	6,496
OPKO Health, Inc.*	11,701	47,389
Ortho Clinical Diagnostics Holdings PLC*	2,900	62,089
Personalis, Inc.*	1,200	30,360
RadNet, Inc.*	1,300	43,797
Select Medical Holdings Corp.	3,600	152,136
SOC Telemed, Inc.*	1,600	9,104
Surgery Partners, Inc.*	900	59,958
Tenet Healthcare Corp.*	3,400	227,766
The Ensign Group, Inc.	1,680	145,606
The Joint Corp.*	500	41,960
The Pennant Group, Inc.*	740	30,266
Tivity Health, Inc.*	1,589	41,807
Triple-S Management Corp., Class B*	831	18,506
U.S. Physical Therapy, Inc.	380	44,031
Vapotherm, Inc.*	600	14,184
Viemed Healthcare, Inc.*	1,300	9,295
		2,250,595
Home Builders — 1.2%
Beazer Homes USA, Inc.*	924	17,824
	Number of Shares	Value†

Home Builders — (continued)
Cavco Industries, Inc.*	279	$ 61,991
Century Communities, Inc.	900	59,886
Forestar Group, Inc.*	460	9,619
Green Brick Partners, Inc.*	1,000	22,740
Hovnanian Enterprises, Inc., Class A*	200	21,258
Installed Building Products, Inc.	726	88,833
KB Home	2,800	114,016
LCI Industries	791	103,953
LGI Homes, Inc.*	700	113,358
M/I Homes, Inc.*	936	54,915
MDC Holdings, Inc.	1,859	94,066
Meritage Homes Corp.*	1,190	111,955
Skyline Corp.*	1,600	85,280
Taylor Morrison Home Corp.*	4,100	108,322
Tri Pointe Homes, Inc.*	3,600	77,148
Winnebago Industries, Inc.	1,022	69,455
		1,214,619
Home Furnishings — 0.6%
Aterian, Inc.*	700	10,241
Casper Sleep, Inc.*	1,100	9,064
Daktronics, Inc.*	1,209	7,967
Ethan Allen Interiors, Inc.	628	17,333
Flexsteel Industries, Inc.	300	12,117
Hamilton Beach Brands Holding Co., Class A	144	3,207
Herman Miller, Inc.	1,832	86,361
Hooker Furniture Corp.	300	10,392
iRobot Corp.*	880	82,183
Kopin Corp.*	2,700	22,086
Purple Innovation, Inc.*	1,700	44,897
Sleep Number Corp.*	772	84,881
Sonos, Inc.*	3,700	130,351
The Lovesac Co.*	300	23,937
Universal Electronics, Inc.*	400	19,400
VOXX International Corp.*	500	7,005
		571,422
Household Products & Wares — 0.4%
ACCO Brands Corp.	2,893	24,966
Central Garden & Pet Co.*	300	15,879
Central Garden & Pet Co., Class A*	1,202	58,057
Helen of Troy Ltd.*	762	173,827
Quanex Building Products Corp.	1,025	25,461
WD-40 Co.	437	111,999
		410,189
Housewares — 0.1%
Lifetime Brands, Inc.	400	5,988
Tupperware Brands Corp.*	1,800	42,750
		48,738
Insurance — 2.2%
Ambac Financial Group, Inc.*	1,500	23,490
American Equity Investment Life Holding Co.	2,576	83,256
American National Group, Inc.	200	29,710

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — (continued)
AMERISAFE, Inc.	608	$ 36,291
Argo Group International Holdings Ltd.	1,032	53,489
BRP Group, Inc., Class A*	1,300	34,645
Citizens, Inc.*	1,466	7,755
CNO Financial Group, Inc.	3,993	94,315
Crawford & Co., Class A	700	6,349
Donegal Group, Inc., Class A	283	4,123
eHealth, Inc.*	720	42,048
Employers Holdings, Inc.	882	37,750
Enstar Group Ltd.*	444	106,080
Essent Group Ltd.	3,600	161,820
Genworth Financial, Inc., Class A*	17,300	67,470
Goosehead Insurance, Inc., Class A	600	76,380
Greenlight Capital Re Ltd., Class A*	1,128	10,299
HCI Group, Inc.	200	19,886
Heritage Insurance Holdings, Inc.	800	6,864
Horace Mann Educators Corp.	1,280	47,898
Independence Holding Co.	100	4,632
Investors Title Co.	39	6,811
James River Group Holdings Ltd.	1,100	41,272
Kinsale Capital Group, Inc.	675	111,220
Maiden Holdings Ltd.*	2,800	9,436
MBIA, Inc.*	1,900	20,900
MetroMile, Inc.*	1,400	12,810
National Western Life Group, Inc., Class A	74	16,605
NI Holdings, Inc.*	200	3,802
NMI Holdings, Inc., Class A*	2,500	56,200
Palomar Holdings, Inc.*	700	52,822
ProAssurance Corp.	1,600	36,400
ProSight Global, Inc.*	400	5,104
Radian Group, Inc.	6,003	133,567
RLI Corp.	1,270	132,829
Safety Insurance Group, Inc.	482	37,731
Selective Insurance Group, Inc.	1,875	152,156
Selectquote, Inc.*	4,300	82,818
SiriusPoint Ltd.*	2,400	24,168
State Auto Financial Corp.	576	9,861
Stewart Information Services Corp.	808	45,805
Tiptree, Inc.	1,100	10,230
Trean Insurance Group, Inc.*	500	7,540
Trupanion, Inc.*	1,200	138,120
United Fire Group, Inc.	680	18,856
United Insurance Holdings Corp.	800	4,560
Universal Insurance Holdings, Inc.	651	9,036
Watford Holdings Ltd.*	500	17,495
		2,152,704
Internet — 2.4%
1-800-Flowers.com, Inc., Class A*	737	23,488
Cargurus, Inc.*	2,800	73,444
CarParts.com, Inc.*	1,200	24,432
Cars.com, Inc.*	2,500	35,825
ChannelAdvisor Corp.*	900	22,059
Cogent Communications Holdings, Inc.	1,319	101,418
	Number of Shares	Value†

Internet — (continued)
comScore, Inc.*	1,900	$ 9,500
ePlus, Inc.*	477	41,351
Eventbrite, Inc., Class A*	2,000	38,000
EverQuote, Inc., Class A*	400	13,072
fuboTV, Inc.*	4,200	134,862
Groupon, Inc.*	850	36,686
HealthStream, Inc.*	900	25,146
HyreCar, Inc.*	600	12,552
Lands' End, Inc.*	300	12,315
Limelight Networks, Inc.*	4,172	13,142
Liquidity Services, Inc.*	735	18,706
LiveXLive Media, Inc.*	1,500	7,080
Magnite, Inc.*	3,206	108,491
MediaAlpha, Inc., Class A*	600	25,260
Mimecast Ltd.*	1,800	95,490
Open Lending Corp., Class A*	3,400	146,506
Overstock.com, Inc.*	1,400	129,080
Perficient, Inc.*	1,045	84,039
Q2 Holdings, Inc.*	1,700	174,386
QuinStreet, Inc.*	1,715	31,865
Revolve Group, Inc.*	1,200	82,680
Shutterstock, Inc.	700	68,719
Stamps.com, Inc.*	542	108,557
Stitch Fix, Inc., Class A*	1,800	108,540
TechTarget, Inc.*	800	61,992
The RealReal, Inc.*	2,600	51,376
TrueCar, Inc.*	3,500	19,775
Tucows, Inc., Class A*	300	24,096
Upwork, Inc.*	3,700	215,673
VirnetX Holding Corp.*	2,283	9,748
Yelp, Inc.*	2,300	91,908
Zix Corp.*	1,848	13,028
		2,294,287
Investment Companies — 0.0%
Altus Midstream Co., Class A	100	6,751
Rafael Holdings, Inc., Class B*	300	15,315
		22,066
Iron & Steel — 0.3%
Allegheny Technologies, Inc.*	4,000	83,400
Carpenter Technology Corp.	1,500	60,330
Commercial Metals Co.	3,800	116,736
Schnitzer Steel Industries, Inc., Class A	900	44,145
		304,611
Leisure Time — 0.5%
Acushnet Holdings Corp.	1,000	49,400
Callaway Golf Co.*	3,746	126,353
Camping World Holdings, Inc., Class A	1,400	57,386
Clarus Corp.	702	18,041
Drive Shack, Inc.*	3,200	10,592
Escalade, Inc.	200	4,590
Johnson Outdoors, Inc., Class A	168	20,328
Liberty TripAdvisor Holdings, Inc., Class A*	2,400	9,768

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Leisure Time — (continued)
Lindblad Expeditions Holdings, Inc.*	700	$ 11,207
Malibu Boats, Inc., Class A*	700	51,331
Marine Products Corp.	88	1,359
MasterCraft Boat Holdings, Inc.*	500	13,145
Nautilus, Inc.*	900	15,165
OneSpaWorld Holdings Ltd.*	1,600	15,504
OneWater Marine, Inc., Class A	400	16,812
Vista Outdoor, Inc.*	1,800	83,304
		504,285
Lodging — 0.2%
Bluegreen Vacations Holding Corp.*	704	12,672
Century Casinos, Inc.*	1,100	14,773
Full House Resorts, Inc.*	1,200	11,928
Hilton Grand Vacations, Inc.*	2,800	115,892
Target Hospitality Corp.*	1,300	4,823
The Marcus Corp.*	733	15,547
		175,635
Machinery — Construction & Mining — 0.4%
Argan, Inc.	436	20,836
Astec Industries, Inc.	698	43,932
Babcock & Wilcox Enterprises, Inc.*	2,000	15,760
Bloom Energy Corp., Class A*	4,500	120,915
Hyster-Yale Materials Handling, Inc.	344	25,105
Terex Corp.	2,100	100,002
The Manitowoc Co., Inc.*	1,025	25,113
		351,663
Machinery — Diversified — 1.6%
AgEagle Aerial Systems, Inc.*	2,500	13,175
Alamo Group, Inc.	317	48,400
Albany International Corp., Class A	1,032	92,116
Altra Industrial Motion Corp.	2,103	136,737
Applied Industrial Technologies, Inc.	1,282	116,739
Cactus, Inc., Class A	1,700	62,424
Chart Industries, Inc.*	1,177	172,219
CIRCOR International, Inc.*	635	20,701
Columbus McKinnon Corp.	885	42,692
CSW Industrials, Inc.	409	48,450
DXP Enterprises, Inc.*	522	17,383
Eastman Kodak Co.*	1,600	13,312
GrafTech International Ltd.	5,600	65,072
Hydrofarm Holdings Group, Inc.*	300	17,733
Ichor Holdings Ltd.*	900	48,420
Kadant, Inc.	349	61,455
Lindsay Corp.	327	54,047
Mueller Water Products, Inc., Class A	4,792	69,101
NN, Inc.*	1,600	11,760
Ranpak Holdings Corp.*	800	20,024
SPX FLOW, Inc.	1,400	91,336
Tennant Co.	636	50,785
The Gorman-Rupp Co.	551	18,976
Thermon Group Holdings, Inc.*	1,100	18,744
Watts Water Technologies, Inc., Class A	873	127,379
	Number of Shares	Value†

Machinery — Diversified — (continued)
Welbilt, Inc.*	4,000	$ 92,600
		1,531,780
Media — 0.8%
AMC Networks, Inc., Class A*	1,000	66,800
CuriosityStream, Inc.*	1,000	13,640
Entercom Communications Corp.*	3,100	13,361
Entravision Communications Corp., Class A	1,200	8,016
Gannett Co., Inc.*	4,253	23,349
Gray Television, Inc.	2,700	63,180
Hemisphere Media Group, Inc.*	400	4,720
Houghton Mifflin Harcourt Co.*	4,200	46,368
iHeartMedia, Inc., Class A*	3,600	96,948
Liberty Latin America Ltd., Class A*	1,400	19,404
Liberty Latin America Ltd., Class C*	4,652	65,593
Meredith Corp.*	1,200	52,128
MSG Networks, Inc., Class A*	800	11,664
Scholastic Corp.	956	36,223
Sinclair Broadcast Group, Inc., Class A	1,400	46,508
TEGNA, Inc.	7,200	135,072
The E.W. Scripps Co., Class A	2,029	41,371
Thryv Holdings, Inc.*	300	10,731
WideOpenWest, Inc.*	1,800	37,278
		792,354
Metal Fabricate/Hardware — 0.8%
AZZ, Inc.	776	40,181
Helios Technologies, Inc.	1,059	82,655
Lawson Products, Inc.*	100	5,351
Mayville Engineering Co., Inc.*	300	6,033
Mueller Industries, Inc.	1,788	77,438
Northwest Pipe Co.*	300	8,475
Olympic Steel, Inc.	231	6,789
Omega Flex, Inc.	59	8,656
Park-Ohio Holdings Corp.	200	6,428
Proto Labs, Inc.*	852	78,214
RBC Bearings, Inc.*	792	157,941
Rexnord Corp.	3,900	195,156
Ryerson Holding Corp.*	400	5,840
Standex International Corp.	400	37,964
TimkenSteel Corp.*	1,400	19,810
Tredegar Corp.	761	10,479
Worthington Industries, Inc.	1,184	72,437
		819,847
Mining — 0.9%
Arconic Corp.*	3,300	117,546
Century Aluminum Co.*	1,354	17,453
Coeur Mining, Inc.*	7,628	67,737
Compass Minerals International, Inc.	1,100	65,186
Constellium S.E.*	4,000	75,800
Energy Fuels, Inc.*	4,800	29,040
Ferroglobe PLC(1)	2,414	0
Gatos Silver, Inc.*	700	12,243
Hecla Mining Co.	16,691	124,181

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Mining — (continued)
Kaiser Aluminum Corp.	516	$ 63,721
Livent Corp.*	4,500	87,120
MP Materials Corp.*	2,400	88,464
Novagold Resources, Inc.*	7,500	60,075
Perpetua Resources Corp.*	1,100	8,030
United States Lime & Minerals, Inc.	29	4,033
Uranium Energy Corp.*	5,300	14,098
Ur-Energy, Inc.*	7,000	9,800
		844,527
Miscellaneous Manufacturing — 1.2%
American Outdoor Brands, Inc.*	469	16,481
AMMO, Inc.*	2,300	22,517
Byrna Technologies, Inc.*	400	9,088
Chase Corp.	203	20,830
Enerpac Tool Group Corp.	2,106	56,062
EnPro Industries, Inc.	617	59,942
ESCO Technologies, Inc.	834	78,238
Fabrinet*	1,200	115,044
Federal Signal Corp.	1,943	78,167
Haynes International, Inc.	364	12,878
Hillenbrand, Inc.	2,344	103,323
John Bean Technologies Corp.	1,004	143,190
Lydall, Inc.*	600	36,312
Materion Corp.	657	49,505
Meta Materials, Inc.*	2,150	16,103
Myers Industries, Inc.	1,125	23,625
NL Industries, Inc.	90	585
Raven Industries, Inc.	1,046	60,511
Smith & Wesson Brands, Inc.	1,579	54,791
Sturm Ruger & Co., Inc.	519	46,700
Trinity Industries, Inc.	2,800	75,292
Trinseo S.A.	1,300	77,792
		1,156,976
Office & Business Equipment — 0.0%
Pitney Bowes, Inc.	5,200	45,604
Office Furnishings — 0.2%
HNI Corp.	1,343	59,052
Interface, Inc.	1,995	30,524
Kimball International, Inc., Class B	1,244	16,359
Knoll, Inc.	1,553	40,362
Steelcase, Inc., Class A	3,131	47,309
		193,606
Oil & Gas — 2.7%
Antero Resources Corp.*	9,200	138,276
Berry Corp.	2,100	14,112
Bonanza Creek Energy, Inc.	1,000	47,070
Brigham Minerals, Inc., Class A	1,500	31,935
California Resources Corp.*	2,700	81,378
Callon Petroleum Co.*	1,300	74,997
Centennial Resource Development, Inc., Class A*	6,000	40,680
Chesapeake Energy Corp.	3,200	166,144
CNX Resources Corp.*	7,100	96,986
	Number of Shares	Value†

Oil & Gas — (continued)
Cobalt International Energy, Inc.(1),*	1	$ 0
Comstock Resources, Inc.*	3,200	21,344
Contango Oil & Gas Co.*	3,400	14,688
CVR Energy, Inc.	1,000	17,960
Delek US Holdings, Inc.	1,983	42,872
Denbury, Inc.*	1,600	122,848
Earthstone Energy, Inc., Class A*	700	7,749
Extraction Oil & Gas, Inc.*	500	27,455
Falcon Minerals Corp.	1,500	7,620
Helmerich & Payne, Inc.	3,400	110,942
Kosmos Energy Ltd.*	12,100	41,866
Laredo Petroleum, Inc.*	400	37,116
Magnolia Oil & Gas Corp., Class A*	4,400	68,772
Matador Resources Co.	3,400	122,434
Murphy Oil Corp.	4,700	109,416
Nabors Industries Ltd.*	218	24,904
Northern Oil & Gas, Inc.	1,600	33,232
Oasis Petroleum, Inc.	700	70,385
Ovintiv, Inc.	8,200	258,054
Par Pacific Holdings, Inc.*	1,218	20,487
Patterson-UTI Energy, Inc.	6,300	62,622
PBF Energy, Inc., Class A*	3,000	45,900
PDC Energy, Inc.	3,055	139,888
Penn Virginia Corp.*	400	9,444
Range Resources Corp.*	7,700	129,052
Riley Exploration Permian, Inc.	300	8,694
SM Energy Co.	3,600	88,668
Southwestern Energy Co.*	20,552	116,530
Talos Energy, Inc.*	1,300	20,332
Tellurian, Inc.*	10,500	48,825
Vine Energy, Inc., Class A*	800	12,472
W&T Offshore, Inc.*	3,543	17,184
Whiting Petroleum Corp.*	1,252	68,297
		2,619,630
Oil & Gas Services — 0.7%
Archrock, Inc.	4,700	41,877
Bristow Group, Inc.*	266	6,812
ChampionX Corp.*	6,200	159,030
DMC Global, Inc.*	500	28,105
Dril-Quip, Inc.*	1,100	37,213
Frank's International N.V.*	4,000	12,120
FTS International, Inc., Class A*	400	11,316
Helix Energy Solutions Group, Inc.*	4,501	25,701
Liberty Oilfield Services, Inc., Class A*	2,700	38,232
Matrix Service Co.*	987	10,363
MRC Global, Inc.*	2,400	22,560
National Energy Services Reunited Corp.*	500	7,125
Newpark Resources, Inc.*	2,712	9,384
NexTier Oilfield Solutions, Inc.*	4,991	23,757
NOW, Inc.*	4,000	37,960
Oceaneering International, Inc.*	3,000	46,710
Oil States International, Inc.*	2,000	15,700
ProPetro Holding Corp.*	2,900	26,564

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas Services — (continued)
RPC, Inc.*	2,200	$ 10,890
Select Energy Services, Inc., Class A*	2,100	12,684
Solaris Oilfield Infrastructure, Inc., Class A	1,100	10,714
TETRA Technologies, Inc.*	4,400	19,096
US Silica Holdings, Inc.*	2,700	31,212
		645,125
Packaging and Containers — 0.3%
Greif, Inc., Class A	800	48,440
Greif, Inc., Class B	200	11,800
Matthews International Corp., Class A	1,105	39,736
O-I Glass, Inc.*	5,300	86,549
Pactiv Evergreen, Inc.	1,200	18,084
TriMas Corp.*	1,295	39,277
UFP Technologies, Inc.*	200	11,484
		255,370
Pharmaceuticals — 3.3%
Aclaris Therapeutics, Inc.*	1,500	26,340
AdaptHealth Corp.*	2,500	68,525
Aeglea BioTherapeutics, Inc.*	1,500	10,440
Aerie Pharmaceuticals, Inc.*	1,100	17,611
Agios Pharmaceuticals, Inc.*	2,000	110,220
Akebia Therapeutics, Inc.*	4,510	17,093
Alector, Inc.*	1,700	35,411
Alkermes PLC*	5,200	127,504
Allovir, Inc.*	1,000	19,740
Amneal Pharmaceuticals, Inc.*	2,937	15,037
Amphastar Pharmaceuticals, Inc.*	1,100	22,176
Ampio Pharmaceuticals, Inc.*	7,100	11,857
Anika Therapeutics, Inc.*	400	17,316
Antares Pharma, Inc.*	5,600	24,416
Arvinas, Inc.*	1,400	107,800
Athenex, Inc.*	1,900	8,778
Beyondspring, Inc.*	400	4,176
BioDelivery Sciences International, Inc.*	3,100	11,098
Bioxcel Therapeutics, Inc.*	400	11,624
Cassava Sciences, Inc.*	1,200	102,528
Catalyst Pharmaceuticals, Inc.*	2,800	16,100
Chimerix, Inc.*	1,700	13,600
Clovis Oncology, Inc.*	2,600	15,080
Coherus Biosciences, Inc.*	2,100	29,043
Collegium Pharmaceutical, Inc.*	1,000	23,640
Corcept Therapeutics, Inc.*	2,900	63,800
CorMedix, Inc.*	1,000	6,860
Covetrus, Inc.*	3,200	86,400
Cytokinetics, Inc.*	2,100	41,559
Durect Corp.*	7,200	11,736
Eagle Pharmaceuticals, Inc.*	300	12,840
Enanta Pharmaceuticals, Inc.*	600	26,406
Endo International PLC*	8,000	37,440
Flexion Therapeutics, Inc.*	1,200	9,876
Foghorn Therapeutics, Inc.*	800	8,536
Fortress Biotech, Inc.*	2,400	8,568
Fulcrum Therapeutics, Inc.*	400	4,192
	Number of Shares	Value†

Pharmaceuticals — (continued)
G1 Therapeutics, Inc.*	1,300	$ 28,522
Gritstone bio, Inc.*	1,000	9,130
Harmony Biosciences Holdings, Inc.*	800	22,584
Harpoon Therapeutics, Inc.*	500	6,935
Heron Therapeutics, Inc.*	2,700	41,904
Heska Corp.*	312	71,676
Hookipa Pharma, Inc.*	500	4,580
Ideaya Biosciences, Inc.*	1,000	20,990
Intellia Therapeutics, Inc.*	2,000	323,820
Ironwood Pharmaceuticals, Inc.*	4,861	62,561
Jounce Therapeutics, Inc.*	400	2,720
Kala Pharmaceuticals, Inc.*	1,400	7,420
KalVista Pharmaceuticals, Inc.*	500	11,980
Kura Oncology, Inc.*	1,900	39,615
Madrigal Pharmaceuticals, Inc.*	379	36,918
MannKind Corp.*	7,101	38,700
Marinus Pharmaceuticals, Inc.*	875	15,698
Mirum Pharmaceuticals, Inc.*	100	1,729
Morphic Holding, Inc.*	700	40,173
Nature's Sunshine Products, Inc.	200	3,474
Neoleukin Therapeutics, Inc.*	1,100	10,153
Ocugen, Inc.*	6,100	48,983
Ocular Therapeutix, Inc.*	2,100	29,778
Option Care Health, Inc.*	3,502	76,589
Oramed Pharmaceuticals, Inc.*	1,000	13,380
ORIC Pharmaceuticals, Inc.*	700	12,383
Outlook Therapeutics, Inc.*	3,600	8,964
Owens & Minor, Inc.	2,376	100,576
Pacira BioSciences, Inc.*	1,400	84,952
Paratek Pharmaceuticals, Inc.*	1,100	7,502
Passage Bio, Inc.*	800	10,592
PetIQ, Inc.*	700	27,020
Phibro Animal Health Corp., Class A	700	20,216
PMV Pharmaceuticals, Inc.*	900	30,744
Prestige Consumer Healthcare, Inc.*	1,572	81,901
Prometheus Biosciences, Inc.*	500	12,280
Protagonist Therapeutics, Inc.*	1,200	53,856
Reata Pharmaceuticals, Inc., Class A*	884	125,113
Relmada Therapeutics, Inc.*	500	16,005
Revance Therapeutics, Inc.*	2,200	65,208
Rhythm Pharmaceuticals, Inc.*	1,300	25,454
Senseonics Holdings, Inc.*	13,700	52,608
Seres Therapeutics, Inc.*	2,300	54,855
SIGA Technologies, Inc.*	2,000	12,560
Spectrum Pharmaceuticals, Inc.*	5,014	18,802
Spero Therapeutics, Inc.*	460	6,422
Summit Therapeutics, Inc.*	1,000	7,460
Supernus Pharmaceuticals, Inc.*	1,500	46,185
Syros Pharmaceuticals, Inc.*	1,400	7,630
TherapeuticsMD, Inc.*	12,500	14,875
Tonix Pharmaceuticals Holding Corp.*	12,100	13,431
Trevena, Inc.*	6,200	10,478
USANA Health Sciences, Inc.*	348	35,646
Vanda Pharmaceuticals, Inc.*	1,941	41,751
Vaxcyte, Inc.*	1,100	24,761

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Verrica Pharmaceuticals, Inc.*	600	$ 6,780
Zogenix, Inc.*	1,975	34,128
		3,226,516
Pipelines — 0.2%
Equitrans Midstream Corp.	13,200	112,332
Golar LNG Ltd.*	3,600	47,700
		160,032
Real Estate — 0.8%
Cushman & Wakefield PLC*	3,400	59,398
eXp World Holdings, Inc.*	2,000	77,540
Fathom Holdings, Inc.*	100	3,279
FRP Holdings, Inc.*	169	9,410
Kennedy-Wilson Holdings, Inc.	3,681	73,142
Legacy Housing Corp.*	300	5,073
Marcus & Millichap, Inc.*	700	27,209
McGrath RentCorp	753	61,422
Newmark Group, Inc., Class A	4,500	54,045
Radius Global Infrastructure, Inc., Class A*	1,500	21,750
RE/MAX Holdings, Inc., Class A	600	19,998
Realogy Holdings Corp.*	3,500	63,770
Redfin Corp.*	3,300	209,253
The RMR Group, Inc., Class A	467	18,045
The St. Joe Co.	1,000	44,610
		747,944
Retail — 5.0%
Abercrombie & Fitch Co., Class A*	2,000	92,860
Academy Sports & Outdoors, Inc.*	2,000	82,480
American Eagle Outfitters, Inc.	4,700	176,391
America's Car-Mart, Inc.*	180	25,510
Arko Corp.*	900	8,271
Asbury Automotive Group, Inc.*	616	105,564
Aspen Aerogels, Inc.*	600	17,952
At Home Group, Inc.*	2,100	77,364
Barnes & Noble Education, Inc.*	1,400	10,094
Bassett Furniture Industries, Inc.	400	9,740
Beacon Roofing Supply, Inc.*	1,781	94,838
Bed Bath & Beyond, Inc.*	3,400	113,186
Big 5 Sporting Goods Corp.	700	17,976
Big Lots, Inc.	1,100	72,611
Biglari Holdings, Inc., Class B*	40	6,379
BJ's Restaurants, Inc.*	720	35,381
BJ's Wholesale Club Holdings, Inc.*	4,300	204,594
Bloomin' Brands, Inc.*	2,800	75,992
BlueLinx Holdings, Inc.*	300	15,084
Boot Barn Holdings, Inc.*	900	75,645
Brinker International, Inc.*	1,500	92,775
Caleres, Inc.	1,354	36,951
Cannae Holdings, Inc.*	2,800	94,948
CarLotz, Inc.*	1,700	9,282
Carrols Restaurant Group, Inc.*	1,113	6,689
Chico's FAS, Inc.*	4,000	26,320
Chuy's Holdings, Inc.*	600	22,356
	Number of Shares	Value†

Retail — (continued)
Citi Trends, Inc.*	303	$ 26,361
Clean Energy Fuels Corp.*	4,600	46,690
Conn's, Inc.*	704	17,952
Cracker Barrel Old Country Store, Inc.	759	112,681
Dave & Buster's Entertainment, Inc.*	1,400	56,840
Del Taco Restaurants, Inc.	1,100	11,011
Denny's Corp.*	1,952	32,188
Designer Brands, Inc., Class A*	1,900	31,445
Dillard's, Inc., Class A	200	36,176
Dine Brands Global, Inc.*	471	42,037
Duluth Holdings, Inc., Class B*	200	4,130
El Pollo Loco Holdings, Inc.*	600	10,974
Fiesta Restaurant Group, Inc.*	413	5,547
FirstCash, Inc.	1,339	102,353
Franchise Group, Inc.	700	24,689
Genesco, Inc.*	495	31,522
GMS, Inc.*	1,300	62,582
Group 1 Automotive, Inc.	550	84,937
GrowGeneration Corp.*	1,800	86,580
Guess?, Inc.	1,200	31,680
Haverty Furniture Cos., Inc.	550	23,518
Hibbett, Inc.*	555	49,745
Jack in the Box, Inc.	714	79,568
JOANN, Inc.	500	7,875
Kirkland's, Inc.*	500	11,440
La-Z-Boy, Inc.	1,562	57,856
Lazydays Holdings, Inc.*	300	6,600
Lumber Liquidators Holdings, Inc.*	833	17,576
Macy's, Inc.*	9,800	185,808
MarineMax, Inc.*	700	34,118
Movado Group, Inc.	460	14,476
Murphy USA, Inc.	776	103,495
National Vision Holdings, Inc.*	2,600	132,938
Noodles & Co.*	1,200	14,976
Nu Skin Enterprises, Inc., Class A	1,600	90,640
OptimizeRx Corp.*	500	30,950
Papa John's International, Inc.	1,010	105,484
Party City Holdco, Inc.*	3,700	34,521
PC Connection, Inc.	365	16,889
PetMed Express, Inc.	613	19,524
PriceSmart, Inc.	731	66,528
Red Robin Gourmet Burgers, Inc.*	420	13,906
Regis Corp.*	732	6,852
Rite Aid Corp.*	1,610	26,243
Rush Enterprises, Inc., Class A	1,402	60,622
Rush Enterprises, Inc., Class B	150	5,721
Ruth's Hospitality Group, Inc.*	895	20,612
Sally Beauty Holdings, Inc.*	3,600	79,452
Shake Shack, Inc., Class A*	1,200	128,424
Shift Technologies, Inc.*	2,200	18,876
Shoe Carnival, Inc.	258	18,470
Signet Jewelers Ltd.*	1,700	137,343
Sonic Automotive, Inc., Class A	734	32,839
Sportsman's Warehouse Holdings, Inc.*	1,300	23,101
Texas Roadhouse, Inc.	2,170	208,754

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
The Buckle, Inc.	849	$ 42,238
The Cato Corp., Class A	704	11,876
The Cheesecake Factory, Inc.*	1,416	76,719
The Children's Place, Inc.*	494	45,972
The Container Store Group, Inc.*	1,200	15,648
The ODP Corp.*	1,470	70,575
The ONE Group Hospitality, Inc.*	800	8,816
Tilly's, Inc., Class A	800	12,784
TravelCenters of America, Inc.*	500	14,620
Vera Bradley, Inc.*	800	9,912
Wingstop, Inc.	947	149,276
Winmark Corp.	106	20,360
World Fuel Services Corp.	1,900	60,287
Zumiez, Inc.*	603	29,541
		4,919,972
Savings & Loans — 0.9%
Axos Financial, Inc.*	1,800	83,502
Banc of California, Inc.	1,300	22,802
Berkshire Hills Bancorp, Inc.	1,642	45,007
Brookline Bancorp, Inc.	2,522	37,704
Capitol Federal Financial, Inc.	3,900	45,942
Flushing Financial Corp.	838	17,958
FS Bancorp, Inc.	100	7,127
Home Bancorp, Inc.	300	11,433
HomeTrust Bancshares, Inc.	500	13,950
Investors Bancorp, Inc.	7,355	104,882
Meridian Bancorp, Inc.	1,474	30,158
Northfield Bancorp, Inc.	1,293	21,205
Northwest Bancshares, Inc.	4,155	56,674
OceanFirst Financial Corp.	1,910	39,805
Pacific Premier Bancorp, Inc.	3,046	128,815
Provident Financial Services, Inc.	2,174	49,763
Southern Missouri Bancorp, Inc.	300	13,488
The Hingham Institution for Savings	43	12,492
Washington Federal, Inc.	2,200	69,916
Waterstone Financial, Inc.	800	15,728
WSFS Financial Corp.	1,406	65,506
		893,857
Semiconductors — 2.5%
Alpha & Omega Semiconductor Ltd.*	600	18,234
Ambarella, Inc.*	1,100	117,293
Amkor Technology, Inc.	3,211	76,005
Atomera, Inc.*	600	12,864
Axcelis Technologies, Inc.*	1,025	41,431
AXT, Inc.*	1,000	10,980
CEVA, Inc.*	671	31,738
CMC Materials, Inc.	954	143,806
Cohu, Inc.*	1,424	52,389
CTS Corp.	963	35,785
Diodes, Inc.*	1,399	111,598
DSP Group, Inc.*	800	11,840
EMCORE Corp.*	1,300	11,986
FormFactor, Inc.*	2,329	84,916
Impinj, Inc.*	500	25,795
	Number of Shares	Value†

Semiconductors — (continued)
Kulicke & Soffa Industries, Inc.	2,000	$ 122,400
Lattice Semiconductor Corp.*	4,224	237,304
MACOM Technology Solutions Holdings, Inc.*	1,622	103,938
MaxLinear, Inc.*	2,343	99,554
Onto Innovation, Inc.*	1,547	112,993
Ouster, Inc.*	1,100	13,739
Photronics, Inc.*	2,092	27,635
Power Integrations, Inc.	1,894	155,422
Rambus, Inc.*	3,623	85,901
Semtech Corp.*	2,109	145,099
Silicon Laboratories, Inc.*	1,425	218,381
SiTime Corp.*	400	50,636
SkyWater Technology, Inc.*	300	8,595
SMART Global Holdings, Inc.*	400	19,072
Synaptics, Inc.*	1,116	173,627
Ultra Clean Holdings, Inc.*	1,400	75,208
Veeco Instruments, Inc.*	1,754	42,166
		2,478,330
Software — 6.1%
1Life Healthcare, Inc.*	3,800	125,628
8X8, Inc.*	3,300	91,608
ACI Worldwide, Inc.*	3,827	142,135
Agilysys, Inc.*	576	32,757
Alignment Healthcare, Inc.*	900	21,033
Alkami Technology, Inc.*	300	10,701
Allscripts Healthcare Solutions, Inc.*	4,300	79,593
Altair Engineering, Inc., Class A*	1,500	103,455
American Software, Inc., Class A	893	19,610
Apollo Medical Holdings, Inc.*	1,200	75,372
Appfolio, Inc., Class A*	572	80,766
Appian Corp.*	1,262	173,840
Asana, Inc., Class A*	2,400	148,872
Avaya Holdings Corp.*	2,500	67,250
Avid Technology, Inc.*	1,100	43,065
Bandwidth, Inc., Class A*	739	101,923
Benefitfocus, Inc.*	900	12,690
BigCommerce Holdings, Inc.*	1,500	97,380
Blackbaud, Inc.*	1,450	111,026
Blackline, Inc.*	1,700	189,159
BM Technologies, Inc.	150	1,866
Bottomline Technologies, Inc.*	1,345	49,873
Box, Inc., Class A*	4,600	117,530
Brightcove, Inc.*	1,200	17,220
BTRS Holdings, Inc.*	1,600	20,192
Cardlytics, Inc.*	1,000	126,930
Castlight Health, Inc., Class B*	4,700	12,361
Cerence, Inc.*	1,200	128,052
Cloudera, Inc.*	7,493	118,839
CommVault Systems, Inc.*	1,348	105,373
Computer Programs and Systems, Inc.	447	14,854
Cornerstone OnDemand, Inc.*	1,900	98,002
CSG Systems International, Inc.	981	46,284
Daily Journal Corp.*	41	13,879

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
DarioHealth Corp.*	500	$ 10,680
Digi International, Inc.*	857	17,234
Digimarc Corp.*	400	13,400
Digital Turbine Inc*	2,600	197,678
DigitalOcean Holdings, Inc.*	400	22,236
Domo, Inc., Class B*	900	72,747
Donnelley Financial Solutions, Inc.*	1,000	33,000
E2open Parent Holdings, Inc.*	1,500	17,130
Ebix, Inc.	936	31,730
eGain Corp.*	500	5,740
Envestnet, Inc.*	1,713	129,948
Evolent Health, Inc., Class A*	2,400	50,688
Forian, Inc.*	700	8,799
Genius Brands International, Inc.*	9,900	18,216
GreenBox POS*	700	8,351
GTY Technology Holdings, Inc.*	1,200	8,532
Health Catalyst, Inc.*	1,500	83,265
Inovalon Holdings, Inc., Class A*	2,300	78,384
Intelligent Systems Corp.*	200	6,292
J2 Global, Inc.*	1,356	186,518
JFrog Ltd.*	1,700	77,384
LivePerson, Inc.*	2,025	128,061
ManTech International Corp., Class A	839	72,607
MedAvail Holdings, Inc.*	500	6,125
MicroStrategy, Inc., Class A*	253	168,118
Model N, Inc.*	1,200	41,124
Momentive Global, Inc.*	4,300	90,601
NantHealth, Inc.*	1,200	2,784
NextGen Healthcare, Inc.*	1,804	29,928
ON24, Inc.*	300	10,644
Outset Medical, Inc.*	1,500	74,970
PagerDuty, Inc.*	2,600	110,708
PDF Solutions, Inc.*	1,000	18,180
Phreesia, Inc.*	1,200	73,560
Porch Group, Inc.*	600	11,604
Privia Health Group, Inc.*	700	31,059
Progress Software Corp.	1,426	65,953
PROS Holdings, Inc.*	1,217	55,459
QAD, Inc., Class A	392	34,112
Rackspace Technology, Inc.*	1,800	35,298
Sailpoint Technologies Holdings, Inc.*	2,800	142,996
Sapiens International Corp. N.V.	900	23,643
Schrodinger, Inc.*	1,500	113,415
Simulations Plus, Inc.	500	27,455
Smith Micro Software, Inc.*	1,400	7,308
Sprout Social, Inc., Class A*	1,400	125,188
SPS Commerce, Inc.*	1,134	113,230
Sumo Logic, Inc.*	2,700	55,755
Tabula Rasa HealthCare, Inc.*	800	40,000
Upland Software, Inc.*	800	32,936
Verint Systems, Inc.*	1,995	89,915
Veritone, Inc.*	700	13,797
Verra Mobility Corp.*	4,100	63,017
Viant Technology, Inc., Class A*	400	11,912
Workiva, Inc.*	1,300	144,729
	Number of Shares	Value†

Software — (continued)
Xperi Holding Corp.	3,153	$ 70,123
Yext, Inc.*	3,200	45,728
Zuora, Inc., Class A*	3,500	60,375
		5,919,487
Telecommunications — 1.5%
A10 Networks, Inc.*	1,900	21,394
ADTRAN, Inc.	1,405	29,013
Anterix, Inc.*	400	23,996
ATN International, Inc.	398	18,105
Aviat Networks, Inc.*	400	13,108
CalAmp Corp.*	1,000	12,720
Calix, Inc.*	1,793	85,168
Cambium Networks Corp.*	200	9,670
Casa Systems, Inc.*	1,200	10,644
Cincinnati Bell, Inc.*	1,682	25,937
Clearfield, Inc.*	400	14,980
Consolidated Communications Holdings, Inc.*	2,571	22,599
DZS, Inc.*	600	12,450
EchoStar Corp., Class A*	1,400	34,006
Extreme Networks, Inc.*	3,647	40,701
Globalstar, Inc.*	20,300	36,134
Gogo, Inc.*	1,700	19,346
Harmonic, Inc.*	2,870	24,452
HC2 Holdings, Inc.*	1,083	4,310
IDT Corp., Class B*	700	25,872
Infinera Corp.*	5,794	59,099
Inseego Corp.*	2,800	28,252
InterDigital, Inc.	994	72,592
Iridium Communications, Inc.*	3,700	147,963
KVH Industries, Inc.*	354	4,354
Loral Space & Communications, Inc.	446	17,327
Maxar Technologies, Inc.	2,400	95,808
NeoPhotonics Corp.*	1,300	13,273
NETGEAR, Inc.*	929	35,599
Ooma, Inc.*	700	13,202
ORBCOMM, Inc.*	2,700	30,348
Plantronics, Inc.*	1,067	44,526
Preformed Line Products Co.	45	3,339
Ribbon Communications, Inc.*	1,843	14,025
Shenandoah Telecommunications Co.	1,518	73,638
Telephone and Data Systems, Inc.	3,300	74,778
United States Cellular Corp.*	500	18,155
Viavi Solutions, Inc.*	7,300	128,918
Vonage Holdings Corp.*	7,900	113,839
		1,473,640
Textiles — 0.1%
UniFirst Corp.	481	112,862
Toys, Games & Hobbies — 0.0%
Funko, Inc., Class A*	900	19,152
Transportation — 1.2%
AFC Gamma, Inc.	300	6,195

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Transportation — (continued)
Air Transport Services Group, Inc.*	2,085	$ 48,435
ArcBest Corp.	795	46,261
Atlas Air Worldwide Holdings, Inc.*	848	57,757
Costamare, Inc.	1,400	16,534
Covenant Logistics Group, Inc.*	400	8,272
CryoPort, Inc.*	1,300	82,030
Daseke, Inc.*	1,800	11,664
DHT Holdings, Inc.	3,700	24,013
Diamond S Shipping, Inc.*	900	8,964
Dorian LPG Ltd.*	1,032	14,572
Eagle Bulk Shipping, Inc.*	214	10,126
Echo Global Logistics, Inc.*	800	24,592
Forward Air Corp.	896	80,416
Frontline Ltd.	3,500	31,500
Genco Shipping & Trading Ltd.	700	13,216
Heartland Express, Inc.	1,567	26,843
Hub Group, Inc., Class A*	1,043	68,817
Ideanomics, Inc.*	13,600	38,624
International Seaways, Inc.	833	15,977
Marten Transport Ltd.	2,126	35,058
Matson, Inc.	1,400	89,600
Nordic American Tankers Ltd.	4,767	15,636
PAM Transportation Services, Inc.*	50	2,637
Radiant Logistics, Inc.*	1,000	6,930
Safe Bulkers, Inc.*	2,600	10,426
Saia, Inc.*	861	180,371
Scorpio Tankers, Inc.	1,440	31,752
SFL Corp., Ltd.	3,484	26,653
Teekay Corp.*	2,700	10,044
Teekay Tankers Ltd., Class A*	900	12,978
Tidewater, Inc.*	1,400	16,870
Universal Logistics Holdings, Inc.	300	6,990
US Xpress Enterprises, Inc., Class A*	400	3,440
Werner Enterprises, Inc.	1,952	86,903
Yellow Corp.*	1,900	12,369
		1,183,465
Trucking and Leasing — 0.1%
GATX Corp.	1,100	97,317
The Greenbrier Cos., Inc.	947	41,270
Willis Lease Finance Corp.*	100	4,286
		142,873
Water — 0.3%
American States Water Co.	1,179	93,801
Artesian Resources Corp., Class A	313	11,509
California Water Service Group	1,666	92,530
Global Water Resources, Inc.	500	8,540
Middlesex Water Co.	531	43,399
SJW Group	911	57,666
The York Water Co.	397	17,984
		325,429
TOTAL COMMON STOCKS (Cost $66,429,419)		88,729,979
	Number of Shares	Value†

REAL ESTATE INVESTMENT TRUSTS — 7.2%
Apartments — 0.2%
Apartment Investment and Management Co., Class A	5,000	$ 33,550
BRT Apartments Corp.	200	3,468
Centerspace	461	36,373
Independence Realty Trust, Inc.	3,492	63,659
NexPoint Residential Trust, Inc.	700	38,486
		175,536
Building & Real Estate — 0.2%
Agree Realty Corp.	2,096	147,747
Getty Realty Corp.	1,169	36,414
		184,161
Diversified — 1.3%
Alexander & Baldwin, Inc.	2,256	41,330
American Finance Trust, Inc.	3,400	28,832
Armada Hoffler Properties, Inc.	1,700	22,593
Broadstone Net Lease, Inc.	4,600	107,686
CatchMark Timber Trust, Inc., Class A	1,400	16,380
Clipper Realty, Inc.	600	4,410
CorePoint Lodging, Inc.*	1,550	16,585
DigitalBridge Group, Inc.*	15,300	120,870
Farmland Partners, Inc.	900	10,845
Four Corners Property Trust, Inc.	2,300	63,503
Gladstone Commercial Corp.	1,052	23,733
Gladstone Land Corp.	700	16,842
Global Net Lease, Inc.	3,133	57,961
iStar, Inc.	2,118	43,906
Lexington Realty Trust	8,715	104,144
One Liberty Properties, Inc.	510	14,479
Outfront Media, Inc.*	4,700	112,941
Postal Realty Trust, Inc., Class A	500	9,120
PotlatchDeltic Corp.	2,137	113,582
Preferred Apartment Communities, Inc., Class A	1,400	13,650
PS Business Parks, Inc.	640	94,771
Safehold, Inc.	600	47,100
The GEO Group, Inc.	3,752	26,714
UMH Properties, Inc.	1,068	23,304
Uniti Group, Inc.	5,900	62,481
Washington Real Estate Investment Trust	2,906	66,838
		1,264,600
Diversified Financial Services — 0.1%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,500	140,375
Healthcare — 0.7%
CareTrust REIT, Inc.	2,995	69,574
Community Healthcare Trust, Inc.	700	33,222
Diversified Healthcare Trust	8,600	35,948
Global Medical REIT, Inc.	1,300	19,188
Healthcare Realty Trust, Inc.	4,372	132,034
LTC Properties, Inc.	1,217	46,721
National Health Investors, Inc.	1,457	97,692

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Healthcare — (continued)
New Senior Investment Group, Inc.	2,700	$ 23,706
Physicians Realty Trust	6,700	123,749
Sabra Health Care REIT, Inc.	6,593	119,992
Universal Health Realty Income Trust	420	25,851
		727,677
Hotels & Resorts — 0.8%
Apple Hospitality REIT, Inc.	6,800	103,768
Ashford Hospitality Trust, Inc.*	3,900	17,784
Braemar Hotels & Resorts, Inc.*	1,700	10,557
Chatham Lodging Trust*	1,500	19,305
DiamondRock Hospitality Co.*	7,023	68,123
Hersha Hospitality Trust*	1,117	12,019
Pebblebrook Hotel Trust	3,993	94,035
RLJ Lodging Trust	4,980	75,845
Ryman Hospitality Properties, Inc.*	1,712	135,180
Service Properties Trust	5,000	63,000
Summit Hotel Properties, Inc.*	3,400	31,722
Sunstone Hotel Investors, Inc.*	6,547	81,314
Xenia Hotels & Resorts, Inc.*	3,500	65,555
		778,207
Industrial — 0.7%
EastGroup Properties, Inc.	1,286	211,483
Indus Realty Trust, Inc.	101	6,630
Monmouth Real Estate Investment Corp.	2,849	53,333
QTS Realty Trust, Inc., Class A	2,143	165,654
STAG lndustrial, Inc.	5,200	194,636
		631,736
Mortgage Banks — 1.1%
Apollo Commercial Real Estate Finance, Inc.	4,256	67,883
Arbor Realty Trust, Inc.	4,100	73,062
Ares Commercial Real Estate Corp.	1,000	14,690
ARMOUR Residential REIT, Inc.	2,275	25,980
Blackstone Mortgage Trust, Inc., Class A	4,300	137,127
BrightSpire Capital, Inc.	2,700	25,380
Broadmark Realty Capital, Inc.	3,900	41,301
Capstead Mortgage Corp.	2,775	17,039
Chimera Investment Corp.	7,400	111,444
Dynex Capital, Inc.	769	14,350
Ellington Financial, Inc.	1,200	22,980
Granite Point Mortgage Trust, Inc.	1,700	25,075
Great Ajax Corp.	622	8,074
Invesco Mortgage Capital, Inc.	8,325	32,467
KKR Real Estate Finance Trust, Inc.	900	19,467
Ladder Capital Corp.	3,376	38,959
MFA Financial, Inc.	13,400	61,506
New York Mortgage Trust, Inc.	11,400	50,958
Orchid Island Capital, Inc.	3,200	16,608
PennyMac Mortgage Investment Trust	2,992	63,012
Ready Capital Corp.	1,782	28,280
Redwood Trust, Inc.	3,577	43,174
	Number of Shares	Value†

Mortgage Banks — (continued)
TPG RE Finance Trust, Inc.	1,700	$ 22,865
Two Harbors Investment Corp.	8,300	62,748
		1,024,429
Office Property — 0.8%
American Assets Trust, Inc.	1,500	55,935
Brandywine Realty Trust	5,500	75,405
City Office REIT, Inc.	1,400	17,402
Columbia Property Trust, Inc.	3,900	67,821
Corporate Office Properties Trust	3,700	103,563
Easterly Government Properties, Inc.	2,900	61,132
Empire State Realty Trust, Inc., Class A	4,700	56,400
Equity Commonwealth	3,800	99,560
Franklin Street Properties Corp.	3,145	16,543
Mack-Cali Realty Corp.	2,600	44,590
Office Properties Income Trust	1,669	48,918
Paramount Group, Inc.	6,100	61,427
Piedmont Office Realty Trust, Inc., Class A	3,900	72,033
		780,729
Real Estate — 0.1%
Essential Properties Realty Trust, Inc.	3,600	97,344
NETSTREIT Corp.	1,300	29,978
		127,322
Regional Malls — 0.2%
Tanger Factory Outlet Centers, Inc.	2,800	52,780
The Macerich Co.	6,400	116,800
		169,580
Single Tenant — 0.0%
CTO Realty Growth, Inc.	153	8,189
Storage & Warehousing — 0.5%
Industrial Logistics Properties Trust	2,258	59,024
Innovative Industrial Properties, Inc.	749	143,074
National Storage Affiliates Trust	2,300	116,288
Plymouth Industrial REIT, Inc.	600	12,012
Terreno Realty Corp.	2,175	140,331
		470,729
Strip Centers — 0.5%
Acadia Realty Trust	2,520	55,339
Alexander's, Inc.	69	18,489
Kite Realty Group Trust	2,551	56,148
Retail Opportunity Investments Corp.	3,500	61,810
Retail Properties of America, Inc., Class A	6,700	76,715
Retail Value, Inc.	551	11,984
RPT Realty	2,641	34,280
Saul Centers, Inc.	351	15,953
Seritage Growth Properties, Class A*	1,100	20,240
SITE Centers Corp.	5,600	84,336
Urban Edge Properties	3,600	68,760
Urstadt Biddle Properties, Inc., Class A	916	17,752

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Strip Centers — (continued)
Whitestone REIT	1,400	$ 11,550
		533,356
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $6,271,358)		7,016,626

RIGHTS — 0.0%
Aduro Biotech CVR*	560	73
Chelsea Therapeutics International Ltd. CVR*	1,600	0
Cubist Pharmaceuticals, Inc.*	1,200	0
Durata Therapeutics CVR Shares*	500	0
Media General CVR*	4,400	440
Newstar Financial, Inc. CVR*	1,300	111
Progenic Pharmaceuticals CVR*	2,601	111
Tobira Therapeutic, Inc. CVR*	400	5,668
TOTAL RIGHTS (Cost $263)		6,403

WARRANTS — 0.0%
Whiting Petroleum Corp., Class A Expiration Date 12/31/25*	204	1,273
Whiting Petroleum Corp., Class B Expiration Date 12/31/25*	102	588
Nabors Industries Ltd. Expiration Date 06/11/26*	87	870
TOTAL WARRANTS (Cost $3,666)		2,731

SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $1,439,594)	1,439,594	1,439,594
TOTAL INVESTMENTS — 99.7% (Cost $74,144,300)		$ 97,195,333
Other Assets & Liabilities — 0.3%		307,180
TOTAL NET ASSETS — 100.0%		$ 97,502,513

†	See Security Valuation Note.
*	Non-income producing security.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
CVR— Contingent Valued Rights.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
REIT— Real Estate Investment Trust.
S.A.— Societe Anonyme.
S.E.— Societas Europaea.
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.2%	$ 130,655
Aerospace & Defense	0.7%	624,162
Agriculture	0.3%	302,174
Airlines	0.4%	349,457
Apparel	0.8%	736,884
Auto Manufacturers	0.6%	551,160
Auto Parts & Equipment	1.6%	1,385,914
Banks	8.3%	7,403,751
Beverages	0.4%	326,653
Biotechnology	9.7%	8,559,387
Building Materials	1.4%	1,258,633
Chemicals	1.8%	1,627,029
Coal	0.1%	107,295
Commercial Services	5.0%	4,476,198
Computers	2.3%	2,070,725
Cosmetics & Personal Care	0.2%	202,472
Distribution & Wholesale	0.8%	743,256
Diversified Financial Services	2.4%	2,118,356
Electric	1.4%	1,261,321
Electrical Components & Equipment	0.7%	626,558
Electronics	2.1%	1,833,220
Energy-Alternate Sources	0.8%	729,241
Engineering & Construction	1.4%	1,213,799
Entertainment	2.1%	1,842,446
Environmental Control	0.7%	596,573
Food	1.6%	1,422,902
Food Service	0.1%	71,980
Forest Products & Paper	0.2%	200,831
Gas	0.9%	767,390
Hand & Machine Tools	0.3%	234,153
Healthcare Products	4.7%	4,146,212
Healthcare Services	2.5%	2,250,595
Home Builders	1.4%	1,214,619
Home Furnishings	0.6%	571,422
Household Products & Wares	0.5%	410,189
Housewares	0.1%	48,738
Insurance	2.4%	2,152,704
Internet	2.6%	2,294,287
Investment Companies	0.0%	22,066
Iron & Steel	0.3%	304,611
Leisure Time	0.6%	504,285
Lodging	0.2%	175,635
Machinery — Construction & Mining	0.4%	351,663
Machinery — Diversified	1.7%	1,531,780
Media	0.9%	792,354
Metal Fabricate/Hardware	0.9%	819,847
Mining	1.0%	844,527
Miscellaneous Manufacturing	1.3%	1,156,976
Office & Business Equipment	0.1%	45,604
Office Furnishings	0.2%	193,606
Oil & Gas	3.0%	2,619,630
Oil & Gas Services	0.7%	645,125
Packaging and Containers	0.3%	255,370
Pharmaceuticals	3.6%	3,226,516
Pipelines	0.2%	160,032

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Index Fund
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Real Estate	0.8%	$ 747,944
Retail	5.5%	4,919,972
Savings & Loans	1.0%	893,857
Semiconductors	2.8%	2,478,330
Software	6.7%	5,919,487
Telecommunications	1.7%	1,473,640
Textiles	0.1%	112,862
Toys, Games & Hobbies	0.0%	19,152
Transportation	1.3%	1,183,465
Trucking and Leasing	0.2%	142,873
Water	0.4%	325,429
	100.0%	$88,729,979
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Advertising	$ 130,655	$ 130,655	$ —	$—
Aerospace & Defense	624,162	624,162	—	—
Agriculture	302,174	302,174	—	—
Airlines	349,457	349,457	—	—
Apparel	736,884	736,884	—	—
Auto Manufacturers	551,160	551,160	—	—
Auto Parts & Equipment	1,385,914	1,385,914	—	—
Banks	7,403,751	7,403,751	—	—
Beverages	326,653	326,653	—	—
Biotechnology	8,559,387	8,559,387	—	—
Building Materials	1,258,633	1,258,633	—	—
Chemicals	1,627,029	1,627,029	—	—
Coal	107,295	107,295	—	—
Commercial Services	4,476,198	4,476,198	—	—
Computers	2,070,725	2,070,725	—	—
Cosmetics & Personal Care	202,472	202,472	—	—
Distribution & Wholesale	743,256	743,256	—	—
Diversified Financial Services	2,118,356	2,118,356	—	—
Electric	1,261,321	1,261,321	—	—
Electrical Components & Equipment	626,558	626,558	—	—
Electronics	1,833,220	1,833,220	—	—
Energy-Alternate Sources	729,241	729,241	—	—
Engineering & Construction	1,213,799	1,213,799	—	—
Entertainment	1,842,446	1,842,446	—	—
Environmental Control	596,573	596,573	—	—
Food	1,422,902	1,422,902	—	—
Food Service	71,980	71,980	—	—
Forest Products & Paper	200,831	200,831	—	—
Gas	767,390	767,390	—	—
Hand & Machine Tools	234,153	234,153	—	—
Healthcare Products	4,146,212	4,146,212	—	—
Healthcare Services	2,250,595	2,250,595	—	—
Home Builders	1,214,619	1,214,619	—	—
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Home Furnishings	$ 571,422	$ 571,422	$ —	$—
Household Products & Wares	410,189	410,189	—	—
Housewares	48,738	48,738	—	—
Insurance	2,152,704	2,152,704	—	—
Internet	2,294,287	2,294,287	—	—
Investment Companies	22,066	22,066	—	—
Iron & Steel	304,611	304,611	—	—
Leisure Time	504,285	504,285	—	—
Lodging	175,635	175,635	—	—
Machinery — Construction & Mining	351,663	351,663	—	—
Machinery — Diversified	1,531,780	1,531,780	—	—
Media	792,354	792,354	—	—
Metal Fabricate/Hardware	819,847	819,847	—	—
Mining	844,527	844,527	—	—
Miscellaneous Manufacturing	1,156,976	1,156,976	—	—
Office & Business Equipment	45,604	45,604	—	—
Office Furnishings	193,606	193,606	—	—
Oil & Gas	2,619,630	2,619,630	—	—
Oil & Gas Services	645,125	645,125	—	—
Packaging and Containers	255,370	255,370	—	—
Pharmaceuticals	3,226,516	3,226,516	—	—
Pipelines	160,032	160,032	—	—
Real Estate	747,944	747,944	—	—
Retail	4,919,972	4,919,972	—	—
Savings & Loans	893,857	893,857	—	—
Semiconductors	2,478,330	2,478,330	—	—
Software	5,919,487	5,917,621	1,866	—
Telecommunications	1,473,640	1,473,640	—	—
Textiles	112,862	112,862	—	—
Toys, Games & Hobbies	19,152	19,152	—	—
Transportation	1,183,465	1,183,465	—	—
Trucking and Leasing	142,873	142,873	—	—
Water	325,429	325,429	—	—
Total Common Stocks	88,729,979	88,728,113	1,866	—
Real Estate Investment Trusts	7,016,626	7,016,626	—	—
Rights	6,403	—	6,403	—
Warrants	2,731	2,731	—	—
Short-Term Investments	1,439,594	1,439,594	—	—
Total Investments	$ 97,195,333	$ 97,187,064	$ 8,269	$ —
LIABILITIES TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Futures Contracts	$(8,807)	$(8,807)	$—	$—
Total Liabilities—Other Financial Instruments	$ (8,807)	$ (8,807)	$ —	$ —

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Small Cap Index Fund
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Futures contracts held by the Fund at June 30, 2021 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	Russell 2000 Mini Index	09/17/2021	12	50	$2,308	$1,384,680	$—	$(8,807)
							$—	$(8,807)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — 97.6%
Australia — 7.8%
Afterpay Ltd.*	1,413	$ 125,222
AGL Energy Ltd.	4,167	25,625
Ampol Ltd.	1,758	37,192
APA Group	7,495	50,026
Aristocrat Leisure Ltd.	3,814	123,251
ASX Ltd.	1,293	75,354
Aurizon Holdings Ltd.	13,765	38,402
AusNet Services	13,578	17,820
Australia & New Zealand Banking Group Ltd.	18,479	390,112
BHP Group Ltd.	19,189	698,961
BHP Group PLC	13,717	404,162
BlueScope Steel Ltd.	3,125	51,465
Brambles Ltd.	9,348	80,200
Cochlear Ltd.	418	78,893
Coles Group Ltd.	9,011	115,491
Commonwealth Bank of Australia	11,566	866,265
Computershare Ltd.	3,765	47,718
Crown Resorts Ltd.*	2,801	25,018
CSL Ltd.	2,963	633,721
Dexus	6,877	55,030
Domino's Pizza Enterprises Ltd.	429	38,772
Endeavour Group Ltd.*	8,189	38,629
Evolution Mining Ltd.	11,549	38,975
Fortescue Metals Group Ltd.	11,074	193,837
Goodman Group	10,813	171,672
Insurance Australia Group Ltd.	15,259	59,048
Lendlease Corp. Ltd.	4,333	37,240
Macquarie Group Ltd.	2,286	268,181
Magellan Financial Group Ltd.	795	32,112
Medibank Pvt. Ltd.	17,418	41,278
Mirvac Group	24,397	53,426
National Australia Bank Ltd.	21,659	425,896
Newcrest Mining Ltd.	5,206	98,699
Northern Star Resources Ltd.	7,569	55,515
Oil Search Ltd.	12,151	34,719
Orica Ltd.	2,861	28,494
Origin Energy Ltd.	12,782	43,232
Qantas Airways Ltd.*	5,515	19,274
QBE Insurance Group Ltd.	9,279	75,085
Ramsay Health Care Ltd.	1,275	60,192
REA Group Ltd.	317	40,184
Reece Ltd.	2,060	36,475
Rio Tinto Ltd.	2,412	229,077
Rio Tinto PLC	7,305	601,147
Santos Ltd.	11,389	60,557
Scentre Group	34,304	70,490
SEEK Ltd.	2,271	56,442
Sonic Healthcare Ltd.	2,969	85,502
South32 Ltd.	21,214	46,615
South32 Ltd.	9,351	20,593
Stockland	14,818	51,785
Suncorp Group Ltd.	8,248	68,722
Sydney Airport*	8,238	35,771
Tabcorp Holdings Ltd.	15,195	59,029
	Number of Shares	Value†

Australia — (continued)
Telstra Corp. Ltd.	27,472	$ 77,466
The GPT Group	13,907	51,105
The GPT Group-In Specie*	16,419	0
Transurban Group	17,857	190,566
Treasury Wine Estates Ltd.	4,544	39,803
Vicinity Centres	25,092	29,073
Washington H. Soul Pattinson & Co., Ltd.	819	20,717
Wesfarmers Ltd.	7,447	330,066
Westpac Banking Corp.	23,851	461,665
WiseTech Global Ltd.	1,081	25,886
Woodside Petroleum Ltd.	6,507	108,383
Woolworths Group Ltd.	8,189	234,169
		8,785,492
Austria — 0.2%
Erste Group Bank AG	1,757	64,459
OMV AG	924	52,557
Raiffeisen Bank International AG	1,156	26,181
Verbund AG	423	38,947
voestalpine AG	691	28,137
		210,281
Belgium — 0.9%
Ageas N.V.	1,215	67,424
Anheuser-Busch InBev N.V.	4,974	358,653
Elia Group SA	220	23,217
Etablissements Franz Colruyt N.V.	375	20,970
Groupe Bruxelles Lambert S.A.	714	79,871
KBC Group N.V.	1,640	125,040
Proximus SADP	1,133	21,885
Sofina S.A.	110	47,451
Solvay S.A.	514	65,336
UCB S.A.	822	85,928
Umicore S.A.	1,368	83,538
		979,313
Denmark — 2.5%
A.P. Moller - Maersk A/S, Class A	20	55,555
A.P. Moller - Maersk A/S, Class B	41	117,843
Ambu A/S, Class B	1,031	39,637
Carlsberg AS, Class B	669	124,706
Chr Hansen Holding A/S	695	62,726
Coloplast A/S, Class B	798	130,938
Danske Bank A/S	4,748	83,547
Demant A/S*	713	40,134
DSV PANALPINA A/S	1,349	314,596
Genmab A/S*	422	172,669
GN Store Nord A/S	818	71,453
Novo Nordisk A/S, Class B	11,227	940,589
Novozymes A/S, Class B	1,342	101,154
Orsted A/S	1,251	175,544
Pandora A/S	618	83,073
ROCKWOOL International A/S, Class B	55	26,775
Tryg A/S	2,090	51,307

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Denmark — (continued)
Vestas Wind Systems A/S	6,525	$ 254,705
		2,846,951
Finland — 1.3%
Elisa OYJ	1,000	59,667
Fortum OYJ	2,873	79,239
Kesko OYJ, Class B	1,878	69,366
Kone OYJ, Class B	2,219	181,025
Neste OYJ	2,763	169,184
Nokia OYJ*	34,728	185,942
Nordea Bank Abp	21,026	234,040
Orion OYJ, Class B	750	32,238
Sampo OYJ, Class A	3,346	153,781
Stora Enso OYJ, Class R	3,880	70,782
UPM-Kymmene OYJ	3,513	132,881
Wartsila OYJ Abp	3,006	44,608
		1,412,753
France — 10.5%
Accor S.A.*	1,184	44,210
Aeroports de Paris*	215	28,005
Air Liquide S.A.	3,101	542,947
Alstom S.A.*	1,882	95,043
Amundi S.A.	376	33,148
Arkema S.A.	438	54,948
Atos S.E.	644	39,174
AXA S.A.	12,700	322,037
BioMerieux	262	30,445
BNP Paribas S.A.	7,314	458,519
Bollore S.A.	5,730	30,710
Bouygues S.A.	1,607	59,433
Bureau Veritas S.A.*	2,023	63,999
Capgemini S.E.	1,034	198,623
Carrefour S.A.	3,954	77,758
Cie de Saint-Gobain	3,268	215,219
Cie Generale des Etablissements Michelin SCA	1,100	175,432
CNP Assurances	1,195	20,334
Covivio	344	29,418
Credit Agricole S.A.	7,440	104,223
Danone S.A.	4,226	297,502
Dassault Aviation S.A.	18	21,173
Dassault Systemes S.E.	863	209,265
Edenred	1,653	94,180
Eiffage S.A.	567	57,685
Electricite de France S.A.	3,055	41,731
Engie S.A.	12,039	164,936
EssilorLuxottica S.A.	1,872	345,478
Eurazeo S.E.	255	22,224
Faurecia S.E.	683	33,504
Faurecia S.E.	126	6,163
Gecina S.A.	294	45,040
Getlink S.E.	3,111	48,509
Hermes International	210	305,906
Iliad S.A.	84	12,291
Ipsen S.A.	217	22,571
	Number of Shares	Value†

France — (continued)
Kering S.A.	487	$ 425,588
Klepierre S.A.	1,415	36,459
La Francaise des Jeux SAEM	613	36,038
Legrand S.A.	1,731	183,209
L'Oreal S.A.	1,641	731,238
LVMH Moet Hennessy Louis Vuitton S.E.	1,812	1,420,855
Natixis S.A.	5,531	26,234
Orange S.A.	12,986	148,053
Orpea S.A.*	369	46,926
Pernod Ricard S.A.	1,370	304,102
Publicis Groupe S.A.	1,414	90,439
Remy Cointreau S.A.	160	33,030
Renault S.A.*	1,361	55,007
Safran S.A.	2,216	307,222
Sanofi	7,383	773,538
Sartorius Stedim Biotech	179	84,666
Schneider Electric S.E.	3,529	555,201
SCOR S.E.*	960	30,530
SEB S.A.	147	26,564
Societe Generale S.A.	5,212	153,638
Sodexo S.A.*	562	52,445
Suez S.A.	2,325	55,275
Teleperformance	391	158,700
Thales S.A.	680	69,375
TOTAL S.E.	16,280	736,545
Ubisoft Entertainment S.A.*	622	43,544
Unibail-Rodamco-Westfield*	660	57,122
Unibail-Rodamco-Westfield*	2,500	10,649
Valeo S.A.	1,447	43,529
Veolia Environnement S.A.	3,618	109,267
Vinci S.A.	3,457	368,881
Vivendi S.E.	4,675	157,044
Wendel S.E.	185	24,876
Worldline S.A.*	1,591	148,923
		11,856,495
Germany — 8.5%
adidas AG	1,237	460,420
Allianz S.E.	2,685	669,540
BASF S.E.	5,971	470,403
Bayer AG	6,381	387,469
Bayerische Motoren Werke AG	2,162	228,954
Bechtle AG	188	34,921
Beiersdorf AG	673	81,198
Brenntag S.E.	1,011	94,009
Carl Zeiss Meditec AG	250	48,304
Commerzbank AG*	6,847	48,567
Continental AG*	734	107,905
Covestro AG	1,214	78,395
Daimler AG	5,567	497,061
Delivery Hero S.E.*	1,056	139,490
Deutsche Bank AG*	13,823	180,067
Deutsche Boerse AG	1,258	219,574
Deutsche Lufthansa AG*	1,773	19,951

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
Deutsche Post AG	6,477	$ 440,531
Deutsche Telekom AG	21,664	457,556
Deutsche Wohnen S.E.	2,313	141,465
E.ON S.E.	14,614	169,023
Evonik Industries AG	1,328	44,532
Fresenius Medical Care AG & Co., KGaA	1,307	108,546
Fresenius S.E. & Co., KGaA	2,688	140,225
GEA Group AG	932	37,751
Hannover Rueck S.E.	392	65,585
HeidelbergCement AG	971	83,290
HelloFresh S.E.*	1,016	98,763
Henkel AG & Co., KGaA	685	63,070
Infineon Technologies AG	8,519	341,630
KION Group AG	503	53,607
Knorr-Bremse AG	499	57,394
LANXESS AG	589	40,382
LEG Immobilien S.E.	468	67,396
Merck KGaA	862	165,276
MTU Aero Engines AG	338	83,724
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	930	254,680
Nemetschek S.E.	412	31,520
Puma S.E.	591	70,463
Rational AG	35	31,707
RWE AG	4,302	155,890
SAP S.E.	6,809	959,487
Scout24 AG	551	46,466
Siemens AG	4,986	789,981
Siemens Energy AG*	2,663	80,268
Siemens Healthineers AG	1,732	106,136
Symrise AG	868	120,935
TeamViewer AG*	927	34,866
Telefonica Deutschland Holding AG	5,808	15,323
Uniper S.E.	601	22,134
United Internet AG	668	27,311
Volkswagen AG	205	67,284
Vonovia S.E.	3,549	229,433
Zalando S.E.*	1,327	160,417
		9,630,275
Hong Kong — 3.0%
AIA Group Ltd.	78,800	979,380
BOC Hong Kong Holdings Ltd.	24,000	81,450
Budweiser Brewing Co., APAC, Ltd.	11,100	35,026
Chow Tai Fook Jewellery Group Ltd.	14,600	33,358
CK Asset Holdings Ltd.	7,534	52,010
CK Hutchison Holdings Ltd.	18,128	141,255
CK Infrastructure Holdings Ltd.	5,000	29,816
CLP Holdings Ltd.	11,000	108,806
ESR Cayman Ltd.*	11,600	39,143
Futu Holdings Ltd., ADR*	300	53,727
Galaxy Entertainment Group Ltd.*	14,000	112,064
Hang Lung Properties Ltd.	14,000	34,007
Hang Seng Bank Ltd.	5,100	101,878
	Number of Shares	Value†

Hong Kong — (continued)
Henderson Land Development Co., Ltd.	8,891	$ 42,140
HK Electric Investments & HK Electric Investments Ltd.	20,777	21,060
HKT Trust & HKT Ltd.	25,240	34,393
Hong Kong & China Gas Co., Ltd.	76,112	118,222
Hong Kong Exchanges & Clearing Ltd.	7,784	463,974
Hongkong Land Holdings Ltd.	7,400	35,224
Link REIT	13,373	129,608
Melco Resorts & Entertainment Ltd., ADR*	1,367	22,651
MTR Corp., Ltd.	10,671	59,441
New World Development Co., Ltd.	10,458	54,349
Power Assets Holdings Ltd.	9,500	58,302
Sino Land Co., Ltd.	18,095	28,526
SJM Holdings Ltd.*	11,000	12,014
Sun Hung Kai Properties Ltd.	8,661	129,062
Swire Pacific Ltd., Class A	3,500	23,734
Swire Properties Ltd.	7,136	21,277
Techtronic Industries Co., Ltd.	9,000	157,181
The Bank of East Asia Ltd.	8,875	16,483
WH Group Ltd.	60,323	54,229
Wharf Real Estate Investment Co., Ltd.	11,000	63,966
Xinyi Glass Holdings Ltd.	12,000	48,916
		3,396,672
Ireland — 1.0%
CRH PLC	5,107	257,364
DCC PLC	613	50,182
Experian PLC	6,067	233,815
Flutter Entertainment PLC*	1,078	195,187
James Hardie Industries PLC	2,913	98,897
Kerry Group PLC, Class A	1,018	142,196
Kingspan Group PLC	981	92,639
Smurfit Kappa Group PLC	1,508	81,806
		1,152,086
Isle of Man — 0.1%
Entain PLC*	3,735	90,184
Israel — 0.6%
Azrieli Group Ltd.	283	19,922
Bank Hapoalim BM*	7,162	57,469
Bank Leumi Le-Israel BM*	9,130	69,340
Check Point Software Technologies Ltd.*	712	82,685
CyberArk Software Ltd.*	200	26,054
Elbit Systems Ltd.	186	24,076
ICL Group Ltd.	4,391	29,779
Israel Discount Bank Ltd., Class A*	7,042	33,524
Mizrahi Tefahot Bank Ltd.*	962	29,626
Nice Ltd.*	415	101,352
Teva Pharmaceutical Industries Ltd.*	6,350	63,205
Teva Pharmaceutical Industries Ltd., ADR*	500	4,950

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Israel — (continued)
Wix.com Ltd.*	359	$ 104,210
		646,192
Italy — 2.0%
Amplifon SpA	856	42,265
Assicurazioni Generali SpA	7,257	145,467
Atlantia SpA*	3,439	62,268
Davide Campari-Milano N.V.	3,207	42,951
DiaSorin SpA	180	34,043
Enel SpA	53,606	497,828
Eni SpA	16,285	198,313
Ferrari N.V.	835	172,278
FinecoBank Banca Fineco SpA*	3,910	68,153
Infrastrutture Wireless Italiane SpA	1,712	19,309
Intesa Sanpaolo SpA	108,093	298,575
Mediobanca Banca di Credito Finanziario SpA*	3,828	44,709
Moncler SpA	1,251	84,641
Nexi SpA*	2,687	58,975
Poste Italiane SpA	3,626	47,940
Prysmian SpA	1,675	60,041
Recordati Industria Chimica e Farmaceutica SpA	726	41,493
Snam SpA	13,027	75,303
Telecom Italia SpA	60,149	29,877
Telecom Italia SpA, RSP	40,890	21,663
Terna Rete Elettrica Nazionale SpA	9,766	72,769
UniCredit SpA	14,000	165,175
		2,284,036
Japan — 22.7%
ABC-Mart, Inc.	200	11,468
Acom Co., Ltd.	3,200	13,941
Advantest Corp.	1,300	117,134
Aeon Co., Ltd.	4,300	115,536
AGC, Inc.	1,200	50,335
Aisin Corp.	1,000	42,756
Ajinomoto Co., Inc.	3,000	77,879
ANA Holdings, Inc.*	800	18,809
Asahi Group Holdings Ltd.	2,900	135,505
Asahi Intecc Co., Ltd.	1,400	33,470
Asahi Kasei Corp.	8,100	88,987
Astellas Pharma, Inc.	12,300	214,180
Azbil Corp.	800	33,161
Bandai Namco Holdings, Inc.	1,300	90,197
Bridgestone Corp.	3,800	172,906
Brother Industries Ltd.	1,500	29,934
Canon, Inc.	6,700	151,556
Capcom Co., Ltd.	1,200	35,105
Casio Computer Co., Ltd.	1,500	25,073
Central Japan Railway Co.	900	136,505
Chubu Electric Power Co., Inc.	4,100	50,117
Chugai Pharmaceutical Co., Ltd.	4,500	178,307
Concordia Financial Group Ltd.	7,200	26,377
Cosmos Pharmaceutical Corp.	100	14,672
CyberAgent, Inc.	2,400	51,523
	Number of Shares	Value†

Japan — (continued)
Dai Nippon Printing Co., Ltd.	1,700	$ 35,945
Daifuku Co., Ltd.	700	63,576
Dai-ichi Life Holdings, Inc.	6,500	119,006
Daiichi Sankyo Co., Ltd.	11,100	239,245
Daikin Industries Ltd.	1,600	297,979
Daito Trust Construction Co., Ltd.	400	43,746
Daiwa House Industry Co., Ltd.	3,800	114,074
Daiwa House REIT Investment Corp.	13	38,323
Daiwa Securities Group, Inc.	9,300	51,073
Denso Corp.	2,900	197,841
Dentsu Group, Inc.	1,500	53,670
Disco Corp.	200	61,119
East Japan Railway Co.	2,000	142,707
Eisai Co., Ltd.	1,500	147,509
ENEOS Holdings, Inc.	20,490	85,745
FANUC Corp.	1,200	289,428
Fast Retailing Co., Ltd.	400	301,112
Fuji Electric Co., Ltd.	900	42,045
FUJIFILM Holdings Corp.	2,400	177,988
Fujitsu Ltd.	1,300	243,395
GLP J-Reit	26	44,841
GMO Payment Gateway, Inc.	300	39,075
Hakuhodo DY Holdings, Inc.	1,500	23,277
Hamamatsu Photonics K.K.	900	54,278
Hankyu Hanshin Holdings, Inc.	1,600	49,327
Harmonic Drive Systems, Inc.	300	16,526
Hikari Tsushin, Inc.	100	17,562
Hino Motors Ltd.	2,000	17,589
Hirose Electric Co., Ltd.	220	32,180
Hisamitsu Pharmaceutical Co., Inc.	400	19,695
Hitachi Construction Machinery Co., Ltd.	700	21,392
Hitachi Ltd.	6,300	360,721
Hitachi Metals Ltd.*	1,400	26,766
Honda Motor Co., Ltd.	10,700	341,915
Hoshizaki Corp.	300	25,492
Hoya Corp.	2,400	318,214
Hulic Co., Ltd.	2,000	22,503
Ibiden Co., Ltd.	700	37,742
Idemitsu Kosan Co., Ltd.	1,356	32,748
Iida Group Holdings Co., Ltd.	1,000	25,744
Inpex Corp.	6,400	47,757
Isuzu Motors Ltd.	3,400	44,897
Ito En Ltd.	400	23,727
ITOCHU Corp.	7,800	224,673
Itochu Techno-Solutions Corp.	700	21,675
Japan Airlines Co., Ltd.*	800	17,290
Japan Exchange Group, Inc.	3,300	73,370
Japan Metropolitan Fund Invest	48	52,020
Japan Post Bank Co., Ltd.	3,000	25,195
Japan Post Holdings Co., Ltd.*	10,500	86,036
Japan Post Insurance Co., Ltd.	1,700	31,431
Japan Real Estate Investment Corp.	8	49,183
Japan Tobacco, Inc.	7,800	147,336
JFE Holdings, Inc.	3,000	35,132

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
JSR Corp.	1,200	$ 36,293
Kajima Corp.	2,800	35,462
Kakaku.com, Inc.	900	27,179
Kansai Paint Co., Ltd.	1,100	28,031
Kao Corp.	3,200	196,877
KDDI Corp.	10,500	327,490
Keio Corp.	700	41,145
Keisei Electric Railway Co., Ltd.	800	25,528
Keyence Corp.	1,195	603,120
Kikkoman Corp.	1,000	65,980
Kintetsu Group Holdings Co., Ltd.*	1,100	38,616
Kirin Holdings Co., Ltd.	5,600	109,182
Kobayashi Pharmaceutical Co., Ltd.	300	25,627
Kobe Bussan Co., Ltd.	800	25,204
Koei Tecmo Holdings Co., Ltd.	390	19,027
Koito Manufacturing Co., Ltd.	700	43,539
Komatsu Ltd.	5,800	144,119
Konami Holdings Corp.	600	36,023
Kose Corp.	200	31,469
Kubota Corp.	6,900	139,559
Kurita Water Industries Ltd.	600	28,786
Kyocera Corp.	2,100	129,824
Kyowa Kirin Co., Ltd.	1,700	60,291
Lasertec Corp.	500	97,169
Lawson, Inc.	400	18,507
Lion Corp.	1,500	25,411
Lixil Corp.	1,700	43,963
M3, Inc.	2,900	211,780
Makita Corp.	1,400	65,908
Marubeni Corp.	10,600	92,179
Mazda Motor Corp.*	3,400	31,951
McDonald's Holdings Co., Japan Ltd.	400	17,643
Medipal Holdings Corp.	1,300	24,831
MEIJI Holdings Co., Ltd.	800	47,887
Mercari, Inc.*	600	31,865
MINEBEA MITSUMI, Inc.	2,300	60,846
MISUMI Group, Inc.	1,900	64,305
Mitsubishi Chemical Holdings Corp.	8,200	68,902
Mitsubishi Corp.	8,200	223,499
Mitsubishi Electric Corp.	11,900	172,724
Mitsubishi Estate Co., Ltd.	8,000	129,367
Mitsubishi Gas Chemical Co., Inc.	1,100	23,328
Mitsubishi HC Capital, Inc.	4,700	25,172
Mitsubishi Heavy Industries Ltd.	2,100	61,793
Mitsubishi UFJ Financial Group, Inc.	80,500	434,835
Mitsui & Co., Ltd.	10,000	225,078
Mitsui Chemicals, Inc.	1,100	37,972
Mitsui Fudosan Co., Ltd.	6,000	138,962
Miura Co., Ltd.	600	26,005
Mizuho Financial Group, Inc.	16,008	228,747
MonotaRO Co., Ltd.	1,600	37,877
MS&AD Insurance Group Holdings, Inc.	2,890	83,452
Murata Manufacturing Co., Ltd.	3,800	290,126
Nabtesco Corp.	700	26,464
	Number of Shares	Value†

Japan — (continued)
NEC Corp.	1,700	$ 87,529
Nexon Co., Ltd.	3,200	71,319
NGK Insulators Ltd.	1,500	25,168
NH Foods Ltd.	600	23,331
Nidec Corp.	2,900	336,086
Nihon M&A Center, Inc.	2,000	51,865
Nintendo Co., Ltd.	737	428,687
Nippon Building Fund, Inc.	10	62,379
Nippon Express Co., Ltd.	500	38,075
Nippon Paint Holdings Co., Ltd.	4,500	61,083
Nippon Prologis REIT, Inc.	15	47,729
Nippon Sanso Holdings Corp.	1,000	20,496
Nippon Shinyaku Co., Ltd.	300	23,790
Nippon Steel Corp.	5,317	89,666
Nippon Telegraph & Telephone Corp.	8,600	224,067
Nippon Yusen K.K.	900	45,610
Nissan Chemical Corp.	800	39,174
Nissan Motor Co., Ltd.*	15,600	77,414
Nisshin Seifun Group, Inc.	1,315	19,235
Nissin Foods Holdings Co., Ltd.	400	28,804
Nitori Holdings Co., Ltd.	500	88,483
Nitto Denko Corp.	1,000	74,621
Nomura Holdings, Inc.	20,800	106,308
Nomura Real Estate Holdings, Inc.	600	15,219
Nomura Real Estate Master Fund, Inc.	28	44,888
Nomura Research Institute Ltd.	2,130	70,460
NSK Ltd.	2,100	17,750
NTT Data Corp.	4,000	62,397
Obayashi Corp.	4,200	33,382
Obic Co., Ltd.	454	84,633
Odakyu Electric Railway Co., Ltd.	2,100	53,041
Oji Holdings Corp.	6,000	34,457
Olympus Corp.	7,500	149,062
Omron Corp.	1,200	95,162
Ono Pharmaceutical Co., Ltd.	2,500	55,786
Oracle Corp. Japan	200	15,302
Oriental Land Co., Ltd.	1,300	185,238
ORIX Corp.	8,000	134,984
Orix JREIT, Inc.	15	28,867
Osaka Gas Co., Ltd.	2,400	44,697
Otsuka Corp.	800	41,982
Otsuka Holdings Co., Ltd.	2,500	103,673
Pan Pacific International Holdings Corp.	2,700	56,044
Panasonic Corp.	14,400	166,625
PeptiDream, Inc.*	700	34,340
Persol Holdings Co., Ltd.	1,000	19,758
Pigeon Corp.	700	19,722
Pola Orbis Holdings, Inc.	500	13,205
Rakuten Group, Inc.	5,500	62,082
Recruit Holdings Co., Ltd.	8,800	433,287
Renesas Electronics Corp.*	5,400	58,377
Resona Holdings, Inc.	14,800	56,911
Ricoh Co., Ltd.	4,200	47,143
Rinnai Corp.	200	19,029

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Rohm Co., Ltd.	600	$ 55,466
Ryohin Keikaku Co., Ltd.	1,700	35,654
Santen Pharmaceutical Co., Ltd.	2,600	35,807
SBI Holdings, Inc.	1,710	40,451
SCSK Corp.	400	23,835
Secom Co., Ltd.	1,400	106,410
Seiko Epson Corp.	1,700	29,901
Sekisui Chemical Co., Ltd.	2,600	44,443
Sekisui House Ltd.	4,200	86,140
Seven & i Holdings Co., Ltd.	5,000	238,400
SG Holdings Co., Ltd.	2,200	57,686
Sharp Corp.	1,200	19,799
Shimadzu Corp.	1,400	54,125
Shimano, Inc.	500	118,592
Shimizu Corp.	4,000	30,676
Shin-Etsu Chemical Co., Ltd.	2,300	384,662
Shionogi & Co., Ltd.	1,800	93,828
Shiseido Co., Ltd.	2,600	191,229
SMC Corp.	382	225,737
SoftBank Corp.	18,700	244,659
SoftBank Group Corp.	8,200	573,878
Sohgo Security Services Co., Ltd.	500	22,773
Sompo Holdings, Inc.	2,025	74,843
Sony Group Corp.	8,200	798,263
Square Enix Holdings Co., Ltd.	600	29,758
Stanley Electric Co., Ltd.	1,000	28,939
Subaru Corp.	4,000	78,905
SUMCO Corp.	1,800	44,151
Sumitomo Chemical Co., Ltd.	10,600	56,199
Sumitomo Corp.	7,200	96,436
Sumitomo Dainippon Pharma Co., Ltd.	1,100	23,051
Sumitomo Electric Industries Ltd.	4,900	72,290
Sumitomo Metal Mining Co., Ltd.	1,500	58,396
Sumitomo Mitsui Financial Group, Inc.	8,500	293,037
Sumitomo Mitsui Trust Holdings, Inc.	2,343	74,406
Sumitomo Realty & Development Co., Ltd.	2,000	71,470
Suntory Beverage & Food Ltd.	1,000	37,625
Suzuki Motor Corp.	2,500	105,788
Sysmex Corp.	1,100	130,699
T&D Holdings, Inc.	3,700	47,826
Taisei Corp.	1,200	39,318
Taisho Pharmaceutical Holdings Co., Ltd.	200	10,712
Takeda Pharmaceutical Co., Ltd.	10,395	347,981
TDK Corp.	800	97,142
Terumo Corp.	4,300	174,253
The Chiba Bank Ltd.	3,700	22,281
The Kansai Electric Power Co., Inc.	4,900	46,731
The Shizuoka Bank Ltd.	3,200	24,743
THK Co., Ltd.	700	20,888
TIS, Inc.	1,600	40,859
Tobu Railway Co., Ltd.	1,400	36,192
Toho Co., Ltd.	700	28,858
Toho Gas Co., Ltd.	400	19,587
	Number of Shares	Value†

Japan — (continued)
Tohoku Electric Power Co., Inc.	2,800	$ 21,927
Tokio Marine Holdings, Inc.	4,200	193,110
Tokyo Century Corp.	300	16,121
Tokyo Electric Power Co. Holdings, Inc.*	10,800	32,081
Tokyo Electron Ltd.	1,000	432,783
Tokyo Gas Co., Ltd.	2,700	50,964
Tokyu Corp.	3,600	48,963
Toppan Printing Co., Ltd.	1,500	24,101
Toray Industries, Inc.	8,800	58,545
Toshiba Corp.	2,600	112,453
Tosoh Corp.	1,800	31,044
TOTO Ltd.	1,000	51,757
Toyo Suisan Kaisha Ltd.	600	23,088
Toyota Industries Corp.	1,000	86,503
Toyota Motor Corp.	13,868	1,212,100
Toyota Tsusho Corp.	1,400	66,160
Trend Micro, Inc.	900	47,149
Tsuruha Holdings, Inc.	200	23,241
Unicharm Corp.	2,700	108,637
United Urban Investment Corp.	21	30,377
USS Co., Ltd.	1,500	26,167
Welcia Holdings Co., Ltd.	600	19,605
West Japan Railway Co.	1,000	57,014
Yakult Honsha Co., Ltd.	800	45,295
Yamada Holdings Co., Ltd.	4,000	18,471
Yamaha Corp.	900	48,850
Yamaha Motor Co., Ltd.	1,700	46,213
Yamato Holdings Co., Ltd.	2,000	56,888
Yaskawa Electric Corp.	1,600	78,203
Yokogawa Electric Corp.	1,600	23,907
Z Holdings Corp.	17,700	88,711
ZOZO, Inc.	600	20,388
		25,630,203
Jordan — 0.0%
Hikma Pharmaceuticals PLC	1,083	36,644
Luxembourg — 0.3%
ArcelorMittal S.A.	4,640	142,224
Aroundtown S.A.	6,382	49,794
Eurofins Scientific S.E.*	870	99,446
Tenaris S.A.	2,782	30,322
		321,786
Macao — 0.1%
Sands China Ltd.*	16,000	67,385
Wynn Macau Ltd.*	12,400	19,516
		86,901
Netherlands — 5.9%
ABN AMRO Bank N.V.*	2,635	31,844
Adyen N.V.*	131	320,064
Aegon N.V.	11,714	48,602
Airbus S.E.*	3,825	491,829
Akzo Nobel N.V.	1,276	157,656
Argenx S.E.*	290	87,721

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Netherlands — (continued)
ASM International N.V.	316	$ 103,791
ASML Holding N.V.	2,739	1,881,758
EXOR N.V.	691	55,356
Heineken Holding N.V.	727	73,230
Heineken N.V.	1,671	202,498
ING Groep N.V.	25,751	340,152
JDE Peet's N.V.*	515	18,686
Just Eat Takeaway.com N.V.*	1,183	109,232
Koninklijke Ahold Delhaize N.V.	6,743	200,447
Koninklijke DSM N.V.	1,137	212,206
Koninklijke KPN N.V.	21,105	65,917
Koninklijke Philips N.V.	5,905	292,607
Koninklijke Vopak N.V.	469	21,299
NN Group N.V.	1,778	83,867
Prosus N.V.*	3,208	313,706
QIAGEN N.V.*	1,512	73,077
Randstad N.V.	823	62,944
Royal Dutch Shell PLC, Class A	26,683	534,022
Royal Dutch Shell PLC, Class B	24,407	472,333
Stellantis N.V.	6,068	119,007
Stellantis N.V.	7,408	145,411
Wolters Kluwer N.V.	1,720	172,786
		6,692,048
New Zealand — 0.3%
Auckland International Airport Ltd.*	7,064	35,897
Fisher & Paykel Healthcare Corp. Ltd.	3,664	79,703
Mercury NZ Ltd.	5,143	23,978
Meridian Energy Ltd.	8,838	32,927
Ryman Healthcare Ltd.	2,831	25,983
Spark New Zealand Ltd.	12,240	41,068
The a2 Milk Co., Ltd.*	5,132	23,102
Xero Ltd.*	835	85,853
		348,511
Norway — 0.6%
Adevinta ASA*	1,674	32,080
DNB ASA	6,003	130,795
Equinor ASA	6,312	133,554
Gjensidige Forsikring ASA	1,242	27,378
Mowi ASA	2,898	73,711
Norsk Hydro ASA	8,484	54,135
Orkla ASA	4,885	49,757
Schibsted ASA, Class A	520	25,100
Schibsted ASA, Class B	588	24,489
Telenor ASA	4,471	75,346
Yara International ASA	1,154	60,741
		687,086
Poland — 0.0%
InPost S.A.*	1,446	29,021
Portugal — 0.2%
Banco Espirito Santo S.A.*	27,017	0
EDP - Energias de Portugal S.A.	18,726	99,253
Galp Energia SGPS S.A.	3,064	33,251
	Number of Shares	Value†

Portugal — (continued)
Jeronimo Martins SGPS S.A.	1,733	$ 31,604
		164,108
Singapore — 1.1%
Ascendas Real Estate Investment Trust	20,490	44,951
CapitaLand Integrated Commercial Trust	31,532	49,008
CapitaLand Ltd.	16,607	45,818
City Developments Ltd.	3,000	16,264
DBS Group Holdings Ltd.	11,748	260,436
Genting Singapore Ltd.	36,200	22,479
Jardine Matheson Holdings Ltd.	1,400	89,488
Keppel Corp. Ltd.	10,300	41,898
Mapletree Commercial Trust	15,200	24,416
Mapletree Logistics Trust	19,361	29,516
Oversea-Chinese Banking Corp. Ltd.	21,691	192,762
Sea Ltd., ADR*	100	27,460
Singapore Airlines Ltd.*	10,000	36,067
Singapore Exchange Ltd.	5,000	41,571
Singapore Technologies Engineering Ltd.	9,500	27,341
Singapore Telecommunications Ltd.	52,200	88,896
United Overseas Bank Ltd.	7,837	150,481
UOL Group Ltd.	3,107	16,867
Venture Corp. Ltd.	1,700	24,286
Wilmar International Ltd.	13,800	46,181
		1,276,186
Spain — 2.5%
ACS Actividades de Construccion y Servicios S.A.	1,479	39,617
Aena SME S.A.*	509	83,470
Amadeus IT Group S.A.*	2,970	208,906
Banco Bilbao Vizcaya Argentaria S.A.*	44,017	272,866
Banco Santander S.A.*	112,711	430,277
CaixaBank S.A.	30,056	92,447
Cellnex Telecom S.A.	3,408	217,084
EDP Renovaveis S.A.	2,000	46,339
Enagas S.A.	1,740	40,202
Endesa S.A.	2,006	48,666
Ferrovial S.A.	3,299	96,817
Grifols S.A.	1,885	51,051
Iberdrola S.A.	37,952	462,616
Industria de Diseno Textil S.A.	7,097	250,018
Naturgy Energy Group S.A.	2,049	52,674
Red Electrica Corp. S.A.	3,004	55,763
Repsol S.A.	9,835	123,079
Siemens Gamesa Renewable Energy S.A.	1,562	52,156
Telefonica S.A.	34,864	162,921
Telefonica S.A.*	0	1
		2,786,970
Sweden — 3.5%
Alfa Laval AB	2,000	70,647

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Sweden — (continued)
Assa Abloy AB, Class B	6,706	$ 202,008
Atlas Copco AB, Class A	4,371	267,630
Atlas Copco AB, Class B	2,570	135,135
Boliden AB	1,749	67,237
Electrolux AB, Class B	1,401	38,847
Embracer Group AB*	1,773	47,960
Epiroc AB, Class A	4,193	95,539
Epiroc AB, Class B	2,471	48,493
EQT AB	1,484	53,859
Essity AB, Class B	3,911	129,695
Evolution Gaming Group AB	1,137	179,675
Fastighets AB Balder, Class B*	696	43,672
H & M Hennes & Mauritz AB, Class B*	4,799	113,833
Hexagon AB, Class B	13,006	192,702
Husqvarna AB, Class B	2,834	37,652
ICA Gruppen AB	622	28,948
Industrivarden AB, Class A	735	28,582
Industrivarden AB, Class C	986	36,085
Investment AB Latour, Class B	1,056	34,649
Investor AB, Class B	11,852	273,169
Kinnevik AB, Class B*	1,611	64,492
L E Lundbergforetagen AB, Class B	471	30,391
Lundin Energy AB	1,292	45,713
Nibe Industrier AB, Class B	8,024	84,402
Sandvik AB	7,469	190,781
Securitas AB, Class B	2,230	35,203
Sinch AB*	3,150	53,002
Skandinaviska Enskilda Banken AB, Class A	10,425	134,666
Skanska AB, Class B	2,121	56,259
SKF AB, Class B	2,667	67,905
Svenska Cellulosa AB SCA, Class B	3,887	63,700
Svenska Handelsbanken AB, Class A	9,287	104,784
Swedbank AB, Class A	5,991	111,474
Swedish Match AB	10,970	93,548
Tele2 AB, Class B	3,276	44,634
Telefonaktiebolaget LM Ericsson, Class B	19,360	243,321
Telia Co., AB	17,132	76,030
Volvo AB, Class A	1,410	34,961
Volvo AB, Class B	9,451	227,382
		3,888,665
Switzerland — 10.1%
ABB Ltd.	11,396	386,620
Adecco Group AG	1,018	69,161
Alcon, Inc.	3,294	230,625
Baloise Holding AG	301	46,943
Banque Cantonale Vaudoise	175	15,717
Barry Callebaut AG	25	58,092
Chocoladefabriken Lindt & Spruengli AG	1	104,729
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	7	69,641
Cie Financiere Richemont S.A.	3,430	415,011
	Number of Shares	Value†

Switzerland — (continued)
Clariant AG*	1,199	$ 23,844
Coca-Cola HBC AG*	1,426	51,563
Credit Suisse Group AG, Class A	16,223	169,936
EMS-Chemie Holding AG	43	42,245
Geberit AG	244	183,017
Givaudan S.A.	60	279,038
Glencore PLC*	66,149	283,159
Julius Baer Group Ltd.*	1,484	96,843
Kuehne + Nagel International AG	354	121,131
LafargeHolcim Ltd.*	3,500	209,943
Logitech International S.A.	1,098	133,030
Lonza Group AG*	489	346,594
Nestle S.A.	18,818	2,343,377
Novartis AG	14,490	1,320,505
Partners Group Holding AG	147	222,665
Roche Holding AG	4,587	1,727,964
Roche Holding AG	213	86,512
Schindler Holding AG	125	36,531
Schindler Holding AG, Participation Certificates	269	82,277
SGS S.A.	41	126,467
Sika AG	923	301,764
Sonova Holding AG	360	135,401
STMicroelectronics N.V.	4,579	166,171
Straumann Holding AG	69	109,997
Swiss Life Holding AG	200	97,185
Swiss Prime Site AG	484	48,021
Swiss Re AG	2,019	182,163
Swisscom AG	174	99,332
Temenos AG	430	69,060
The Swatch Group AG	185	63,463
The Swatch Group AG	298	19,663
UBS Group AG	23,799	364,219
Vifor Pharma AG	293	37,921
Zurich Insurance Group AG	983	394,369
		11,371,909
United Kingdom — 11.9%
3i Group PLC	6,462	104,853
Admiral Group PLC	1,312	57,060
Anglo American PLC	8,401	333,816
Antofagasta PLC	2,581	51,252
Ashtead Group PLC	2,899	215,106
Associated British Foods PLC	2,278	69,830
AstraZeneca PLC	8,560	1,028,158
Auto Trader Group PLC*	6,702	58,722
Aveva Group PLC	707	36,264
Aviva PLC	26,405	148,259
BAE Systems PLC	20,679	149,319
Barclays PLC	115,349	273,043
Barratt Developments PLC	7,128	68,548
Berkeley Group Holdings PLC	878	55,808
BP PLC	132,451	577,141
British American Tobacco PLC	14,182	549,303
BT Group PLC*	59,975	160,949

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
United Kingdom — (continued)
Bunzl PLC	2,198	$ 72,637
Burberry Group PLC*	2,621	74,906
CNH Industrial N.V.	6,662	110,000
Coca-Cola European Partners PLC	1,276	74,955
Compass Group PLC*	11,861	249,719
Croda International PLC	875	89,181
Diageo PLC	15,242	729,726
Direct Line Insurance Group PLC	9,937	39,176
Evraz PLC	3,788	31,020
Ferguson PLC	1,462	203,250
GlaxoSmithKline PLC	33,078	649,472
Halma PLC	2,528	94,139
Hargreaves Lansdown PLC	2,149	47,236
HSBC Holdings PLC	132,736	766,220
Imperial Brands PLC	6,063	130,585
Informa PLC*	9,687	67,215
InterContinental Hotels Group PLC*	1,153	76,717
Intertek Group PLC	1,024	78,332
J. Sainsbury PLC	10,110	38,012
JD Sports Fashion PLC	3,587	45,600
Johnson Matthey PLC	1,361	57,854
Kingfisher PLC	14,253	71,865
Land Securities Group PLC	4,914	45,911
Legal & General Group PLC	38,445	136,994
Lloyds Banking Group PLC	468,403	302,524
London Stock Exchange Group PLC	2,107	232,295
M&G PLC	16,063	50,861
Melrose Industries PLC	31,627	67,856
Mondi PLC	3,079	80,967
National Grid PLC	22,935	292,133
Natwest Group PLC	31,465	88,444
Next PLC*	863	93,784
NMC Health PLC*	538	70
Ocado Group PLC*	3,089	85,588
Pearson PLC	4,876	55,983
Persimmon PLC	2,126	86,992
Phoenix Group Holdings PLC	3,778	35,349
Prudential PLC	17,146	325,768
Reckitt Benckiser Group PLC	4,630	409,707
RELX PLC	6,807	180,695
RELX PLC	5,881	156,762
Rentokil Initial PLC	12,043	82,462
Rolls-Royce Holdings PLC*	55,791	76,342
Schroders PLC	773	37,564
Segro PLC	7,695	116,504
Severn Trent PLC	1,547	53,521
Smith & Nephew PLC	5,814	125,664
Smiths Group PLC	2,596	57,098
Spirax-Sarco Engineering PLC	486	91,531
SSE PLC	7,030	145,918
St. James's Place PLC	3,676	75,106
Standard Chartered PLC	17,213	109,768
Standard Life Aberdeen PLC	14,470	54,244
Taylor Wimpey PLC	22,936	50,431
Tesco PLC	51,360	158,398
	Number of Shares	Value†

United Kingdom — (continued)
The British Land Co., PLC	5,472	$ 37,461
The Sage Group PLC	7,202	68,164
Unilever PLC	8,119	475,128
Unilever PLC	9,028	528,450
United Utilities Group PLC	4,259	57,407
Vodafone Group PLC	175,739	294,977
Whitbread PLC*	1,420	61,325
Wm Morrison Supermarkets PLC	15,833	54,032
WPP PLC	8,208	110,612
		13,386,038
TOTAL COMMON STOCKS (Cost $73,495,111)		109,996,806

PREFERRED STOCKS — 0.6%
Germany — 0.6%
Bayerische Motoren Werke AG	341	30,649
FUCHS PETROLUB S.E.	492	23,931
Henkel AG & Co., KGaA	1,186	125,217
Porsche Automobil Holding S.E.	999	107,037
Sartorius AG	172	89,533
Volkswagen AG	1,231	308,280
TOTAL PREFERRED STOCKS (Cost $399,644)		684,647

RIGHTS — 0.0%
Spain — 0.0%
ACS Actividades de Construccion y Servicios S.A.* (Cost $2,235)	1,479	2,069

SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $1,014,513)	1,014,513	1,014,513
TOTAL INVESTMENTS — 99.1% (Cost $74,911,503)		$ 111,698,035
Other Assets & Liabilities — 0.9%		1,016,060
TOTAL NET ASSETS — 100.0%		$ 112,714,095

†	See Security Valuation Note.
*	Non-income producing security.
A/S— Aktieselskab.
AB— Aktiebolag.
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
ASA— Allmennaksjeselskap.
KGaA— Kommanditgesellschaft auf Aktien.
MSCI— Morgan Stanley Capital International.
N.V.— Naamloze Vennootschap.
OYJ— Julkinen Osakeyhtiö.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Developed International Index Fund
PLC— Public Limited Company.
REIT— Real Estate Investment Trust.
S.A.— Societe Anonyme.
S.E.— Societas Europaea.
SpA— Società per Azioni.
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.3%	$ 277,998
Aerospace & Defense	1.1%	1,223,060
Agriculture	0.8%	920,772
Airlines	0.1%	111,391
Apparel	2.5%	2,758,138
Auto Manufacturers	3.1%	3,457,904
Auto Parts & Equipment	0.9%	1,036,475
Banks	9.5%	10,412,403
Beverages	2.2%	2,433,597
Biotechnology	0.8%	894,111
Building Materials	1.9%	2,099,938
Chemicals	3.4%	3,684,893
Commercial Services	3.0%	3,327,464
Computers	1.2%	1,356,811
Cosmetics & Personal Care	2.3%	2,532,259
Distribution & Wholesale	1.1%	1,203,912
Diversified Financial Services	2.1%	2,327,769
Electric	2.8%	3,074,552
Electrical Components & Equipment	0.8%	853,458
Electronics	1.9%	2,120,406
Energy-Alternate Sources	0.3%	306,861
Engineering & Construction	1.3%	1,373,361
Entertainment	0.8%	919,939
Environmental Control	0.0%	28,786
Food	4.7%	5,140,996
Food Service	0.3%	302,164
Forest Products & Paper	0.4%	464,593
Gas	0.4%	401,649
Hand & Machine Tools	0.4%	445,061
Healthcare Products	2.3%	2,514,240
Healthcare Services	0.9%	978,269
Holding Companies	0.2%	254,477
Home Builders	0.5%	532,180
Home Furnishings	1.0%	1,107,297
Household Products & Wares	0.4%	472,777
Insurance	4.8%	5,313,876
Internet	1.4%	1,505,964
Investment Companies	0.7%	728,846
Iron & Steel	0.5%	598,247
Leisure Time	0.2%	213,655
Lodging	0.4%	457,164
Machinery — Construction & Mining	1.1%	1,175,830
Machinery — Diversified	2.4%	2,691,701
Media	0.5%	533,327
Metal Fabricate/Hardware	0.2%	180,282
Mining	2.8%	3,041,739
Miscellaneous Manufacturing	1.1%	1,247,403
Office & Business Equipment	0.4%	406,588
Oil & Gas	3.2%	3,532,975
Pharmaceuticals	8.3%	9,102,062
Pipelines	0.1%	71,325
Real Estate	1.5%	1,623,543
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Real Estate Investment Trusts	1.4%	$ 1,537,251
Retail	2.4%	2,586,642
Semiconductors	3.0%	3,352,708
Shipbuilding	0.0%	44,608
Software	1.7%	1,912,264
Telecommunications	3.5%	3,894,225
Toys, Games & Hobbies	0.5%	518,884
Transportation	1.9%	2,100,266
Water	0.3%	275,470
	100.0%	$109,996,806
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Australia	$ 8,785,492	$ 8,785,492	$ —	$—
Austria	210,281	210,281	—	—
Belgium	979,313	979,313	—	—
Denmark	2,846,951	2,846,951	—	—
Finland	1,412,753	1,412,753	—	—
France	11,856,495	11,856,495	—	—
Germany	9,630,275	9,630,275	—	—
Hong Kong	3,396,672	3,396,672	—	—
Ireland	1,152,086	1,152,086	—	—
Isle of Man	90,184	90,184	—	—
Israel	646,192	646,192	—	—
Italy	2,284,036	2,284,036	—	—
Japan	25,630,203	25,630,203	—	—
Jordan	36,644	36,644	—	—
Luxembourg	321,786	321,786	—	—
Macao	86,901	86,901	—	—
Netherlands	6,692,048	6,692,048	—	—
New Zealand	348,511	348,511	—	—
Norway	687,086	687,086	—	—
Poland	29,021	29,021	—	—
Portugal	164,108	164,108	—	—
Singapore	1,276,186	1,276,186	—	—
Spain	2,786,970	2,786,969	1	—
Sweden	3,888,665	3,888,665	—	—
Switzerland	11,371,909	11,371,909	—	—
United Kingdom	13,386,038	13,385,968	70	—
Total Common Stocks	$ 109,996,806	$ 109,996,735	$ 71	$ —
Preferred Stocks	684,647	684,647	—	—
Rights	2,069	2,069	—	—
Short-Term Investments	1,014,513	1,014,513	—	—
Total Investments	$ 111,698,035	$ 111,697,964	$ 71	$ —

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Developed International Index Fund
LIABILITIES TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Futures Contracts	$(41,213)	$(41,213)	$—	$—
Total Liabilities—Other Financial Instruments	$ (41,213)	$ (41,213)	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Futures contracts held by the Fund at June 30, 2021 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	MSCI EAFE Index	09/17/2021	17	50	$2,304	$1,958,485	$—	$(41,213)
							$—	$(41,213)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
International Equity Fund
	Number of Shares	Value†
COMMON STOCKS — 99.4%
Canada — 8.6%
Boyd Group Services, Inc.	42,793	$ 7,787,387
Canadian National Railway Co.	39,215	4,137,569
Constellation Software, Inc.	11,977	18,139,512
		30,064,468
China — 5.0%
NetEase, Inc.	301,553	6,831,675
Yum China Holdings, Inc.	161,005	10,503,076
		17,334,751
France — 9.8%
Air Liquide S.A.	30,687	5,372,921
LVMH Moet Hennessy Louis Vuitton S.E.	17,338	13,595,358
Safran S.A.	35,135	4,871,042
Sartorius Stedim Biotech	12,158	5,750,682
Teleperformance	10,774	4,372,975
		33,962,978
Germany — 1.6%
adidas AG	15,555	5,789,679
Hong Kong — 4.6%
Budweiser Brewing Co., APAC, Ltd.	2,867,772	9,049,163
Techtronic Industries Co., Ltd.	409,565	7,152,868
		16,202,031
India — 6.1%
Asian Paints Ltd.	102,300	4,118,838
Housing Development Finance Corp. Ltd.	156,800	5,221,568
Tata Consultancy Services Ltd.	260,826	11,740,328
		21,080,734
Ireland — 5.5%
Experian PLC	192,830	7,431,425
Flutter Entertainment PLC*	46,249	8,374,030
Medtronic PLC	27,163	3,371,743
		19,177,198
Italy — 2.1%
Ferrari N.V.	34,924	7,205,537
Japan — 11.0%
Asahi Group Holdings Ltd.	116,923	5,463,318
Hoya Corp.	85,230	11,300,580
Keyence Corp.	23,150	11,683,878
Obic Co., Ltd.	52,629	9,810,942
		38,258,718
Luxembourg — 4.0%
Eurofins Scientific S.E.*	121,418	13,878,842
Netherlands — 6.8%
Adyen N.V.*	2,758	6,738,450
IMCD N.V.	35,015	5,567,703
Wolters Kluwer N.V.	112,396	11,290,936
		23,597,089
	Number of Shares	Value†

South Korea — 3.2%
Douzone Bizon Co., Ltd.	15,560	$ 1,146,810
Samsung Electronics Co., Ltd.	137,764	9,872,179
		11,018,989
Switzerland — 7.7%
Alcon, Inc.	132,696	9,290,513
Lonza Group AG*	8,025	5,687,971
Nestle S.A.	93,966	11,701,445
		26,679,929
United Kingdom — 18.5%
Ashtead Group PLC	216,667	16,076,737
Diageo PLC	152,087	7,281,319
Halma PLC	356,963	13,292,744
London Stock Exchange Group PLC	49,841	5,494,921
Rentokil Initial PLC	1,796,367	12,300,327
Unilever PLC	165,788	9,704,326
		64,150,374
United States — 4.9%
Mastercard, Inc., Class A	34,360	12,544,492
Mondelez International, Inc., Class A	70,942	4,429,619
		16,974,111
TOTAL COMMON STOCKS (Cost $278,110,426)		345,375,428

SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $3,004,499)	3,004,499	3,004,499
TOTAL INVESTMENTS — 100.3% (Cost $281,114,925)		$ 348,379,927
Other Assets & Liabilities — (0.3)%		(1,003,778)
TOTAL NET ASSETS — 100.0%		$ 347,376,149

†	See Security Valuation Note.
*	Non-income producing security.
AG— Aktiengesellschaft.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
S.E.— Societas Europaea.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
International Equity Fund
Country Weightings as of 6/30/2021††
United Kingdom	18%
Japan	11
France	10
Canada	9
Switzerland	8
Netherlands	7
India	6
Other	31
Total	100%
††	% of total investments as of June 30, 2021.
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Aerospace & Defense	1.4%	$ 4,871,042
Apparel	5.6%	19,385,037
Auto Manufacturers	2.1%	7,205,537
Beverages	6.3%	21,793,800
Chemicals	4.4%	15,059,462
Commercial Services	14.6%	50,334,326
Computers	7.5%	25,924,245
Cosmetics & Personal Care	2.8%	9,704,326
Diversified Financial Services	6.7%	23,260,981
Electronics	7.1%	24,593,324
Entertainment	2.4%	8,374,030
Food	4.7%	16,131,064
Hand & Machine Tools	2.1%	7,152,868
Healthcare Products	5.3%	18,412,938
Healthcare Services	5.7%	19,566,813
Machinery — Diversified	3.4%	11,683,878
Media	3.3%	11,290,936
Retail	3.0%	10,503,076
Semiconductors	2.8%	9,872,179
Software	7.6%	26,117,997
Transportation	1.2%	4,137,569
	100.0%	$345,375,428
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Canada	$30,064,468	$30,064,468	$—	$—
China	17,334,751	17,334,751	—	—
France	33,962,978	33,962,978	—	—
Germany	5,789,679	5,789,679	—	—
Hong Kong	16,202,031	16,202,031	—	—
India	21,080,734	21,080,734	—	—
Ireland	19,177,198	19,177,198	—	—
Italy	7,205,537	7,205,537	—	—
Japan	38,258,718	38,258,718	—	—
Luxembourg	13,878,842	13,878,842	—	—
Netherlands	23,597,089	23,597,089	—	—
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
South Korea	$ 11,018,989	$ 11,018,989	$—	$—
Switzerland	26,679,929	26,679,929	—	—
United Kingdom	64,150,374	64,150,374	—	—
United States	16,974,111	16,974,111	—	—
Short-Term Investments	3,004,499	3,004,499	—	—
Total Investments	$ 348,379,927	$ 348,379,927	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Emerging Markets Equity Fund
	Number of Shares	Value†
COMMON STOCKS — 97.3%
Brazil — 3.7%
B3 S.A. - Brasil Bolsa Balcao	319,606	$ 1,076,320
Lojas Renner S.A.	175,328	1,567,934
Notre Dame Intermedica Participacoes S.A.	90,390	1,546,542
XP, Inc., Class A*	26,433	1,151,157
		5,341,953
China — 33.1%
Alibaba Group Holding Ltd.*	109,447	3,101,160
Autohome, Inc., ADR	23,583	1,508,369
Baozun, Inc., ADR*	23,418	829,934
Chacha Food Co., Ltd., Class A	201,933	1,346,960
China Tourism Group Duty Free Corp., Ltd., Class A	63,128	2,931,960
ENN Energy Holdings Ltd.	142,470	2,712,037
Foshan Haitian Flavouring & Food Co., Ltd., Class A	73,209	1,461,019
Hundsun Technologies, Inc., Class A	143,524	2,071,302
Meituan, Class B*	38,186	1,575,775
NetEase, Inc.	112,197	2,541,820
NetEase, Inc., ADR	15,396	1,774,389
Shanghai International Airport Co., Ltd., Class A	97,440	725,810
Shanghai M&G Stationery, Inc., Class A	152,054	1,989,907
Shenzhou International Group Holdings Ltd.	24,447	617,449
Sunny Optical Technology Group Co., Ltd.	55,387	1,750,572
Tencent Holdings Ltd.	110,584	8,317,692
Toly Bread Co., Ltd., Class A	326,345	1,575,802
Wuliangye Yibin Co., Ltd., Class A	74,507	3,434,970
Yum China Holdings, Inc.	74,176	4,914,160
Yum China Holdings, Inc.	43,741	2,853,421
		48,034,508
Hong Kong — 4.7%
Budweiser Brewing Co., APAC, Ltd.	1,081,700	3,413,270
Hong Kong Exchanges & Clearing Ltd.	19,374	1,154,809
MTR Corp., Ltd.	128,924	718,154
Techtronic Industries Co., Ltd.	46,328	809,098
Vitasoy International Holdings Ltd.	207,923	772,584
		6,867,915
India — 11.1%
Eicher Motors Ltd.*	37,323	1,341,253
HCL Technologies Ltd.	468,729	6,202,004
HDFC Bank Ltd.	58,154	1,171,921
Housing Development Finance Corp. Ltd.	78,136	2,601,993
Kotak Mahindra Bank Ltd.*	63,229	1,451,086
Tata Consultancy Services Ltd.	75,184	3,384,190
		16,152,447
Indonesia — 4.4%
Bank Central Asia Tbk PT	821,225	1,706,166
Bank Rakyat Indonesia Persero Tbk PT	8,596,434	2,335,859
	Number of Shares	Value†

Indonesia — (continued)
Telekom Indonesia Persero Tbk PT	10,755,251	$ 2,336,485
		6,378,510
Malaysia — 1.1%
Public Bank Bhd	1,681,925	1,665,112
Mexico — 2.9%
Fomento Economico Mexicano S.A.B. de C.V., ADR	26,272	2,220,247
Wal-Mart de Mexico S.A.B. de C.V.	616,671	2,014,219
		4,234,466
Peru — 0.9%
Credicorp Ltd.*	10,742	1,300,964
Singapore — 2.3%
BOC Aviation Ltd.	61,250	516,708
United Overseas Bank Ltd.	146,684	2,816,525
		3,333,233
South Africa — 2.5%
Naspers Ltd., Class N	17,094	3,589,010
South Korea — 15.8%
LG Household & Health Care Ltd.	1,609	2,517,478
NAVER Corp.	13,875	5,143,908
NCSoft Corp.	1,063	774,018
Samsung Electronics Co., Ltd.	86,329	6,186,343
SK Hynix, Inc.	73,052	8,270,772
		22,892,519
Taiwan — 10.9%
Accton Technology Corp.	64,463	764,649
Largan Precision Co., Ltd.	7,569	842,132
Realtek Semiconductor Corp.	81,713	1,481,025
Taiwan Semiconductor Manufacturing Co., Ltd.	525,930	11,231,165
Win Semiconductors Corp.	110,944	1,493,190
		15,812,161
Thailand — 2.6%
Airports of Thailand PCL	784,861	1,518,296
CP ALL PCL	1,248,867	2,337,972
		3,856,268
United Kingdom — 1.3%
Unilever PLC	33,446	1,957,747
TOTAL COMMON STOCKS (Cost $110,380,294)		141,416,813

WARRANTS — 0.5%
Vietnam — 0.5%
Vietnam Dairy Products JSC, expiration date 02/04/22* (Cost $716,835)	151,740	713,269

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Emerging Markets Equity Fund
	Number of Shares	Value†

SHORT-TERM INVESTMENTS — 1.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $1,966,420)	1,966,420	$ 1,966,420
TOTAL INVESTMENTS — 99.2% (Cost $113,063,549)		$ 144,096,502
Other Assets & Liabilities — 0.8%		1,187,507
TOTAL NET ASSETS — 100.0%		$ 145,284,009

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
PCL— Public Company Limited.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
S.A.B. de C.V.— Sociedad Anonima de Capital Variable.
Tbk PT— Terbuka Perseroan Terbatas.
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Apparel	0.4%	$ 617,449
Auto Manufacturers	0.9%	1,341,253
Banks	8.8%	12,447,633
Beverages	6.9%	9,841,071
Computers	2.4%	3,384,190
Cosmetics & Personal Care	3.2%	4,475,225
Diversified Financial Services	4.6%	6,500,987
Engineering & Construction	1.6%	2,244,106
Food	3.1%	4,383,781
Gas	1.9%	2,712,037
Hand & Machine Tools	0.6%	809,098
Healthcare Services	1.1%	1,546,542
Internet	17.6%	24,839,866
Miscellaneous Manufacturing	1.8%	2,592,704
Retail	13.2%	18,609,573
Semiconductors	20.3%	28,662,495
Software	8.9%	12,589,515
Telecommunications	2.2%	3,101,134
Transportation	0.5%	718,154
	100.0%	$ 141,416,813
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Brazil	$ 5,341,953	$ 5,341,953	$ —	$—
China	48,034,508	48,034,508	—	—
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Hong Kong	$ 6,867,915	$ 6,867,915	$ —	$—
India	16,152,447	16,152,447	—	—
Indonesia	6,378,510	6,378,510	—	—
Malaysia	1,665,112	1,665,112	—	—
Mexico	4,234,466	4,234,466	—	—
Peru	1,300,964	1,300,964	—	—
Singapore	3,333,233	3,333,233	—	—
South Africa	3,589,010	3,589,010	—	—
South Korea	22,892,519	22,892,519	—	—
Taiwan	15,812,161	15,812,161	—	—
Thailand	3,856,268	—	3,856,268	—
United Kingdom	1,957,747	1,957,747	—	—
Total Common Stocks	$ 141,416,813	$ 137,560,545	$ 3,856,268	$ —
Warrants	713,269	—	713,269	—
Short-Term Investments	1,966,420	1,966,420	—	—
Total Investments	$ 144,096,502	$ 139,526,965	$ 4,569,537	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Real Estate Securities Fund
	Number of Shares	Value†
COMMON STOCKS — 4.3%
Entertainment — 1.2%
Caesars Entertainment, Inc.*	14,904	$ 1,546,290
Lodging — 1.2%
Boyd Gaming Corp.*	26,862	1,651,745
Real Estate — 1.9%
Jones Lang LaSalle, Inc.*	12,655	2,473,546
TOTAL COMMON STOCKS (Cost $3,022,979)		5,671,581

REAL ESTATE INVESTMENT TRUSTS — 96.4%
Apartments — 10.2%
Apartment Income REIT Corp.	64,361	3,052,642
Essex Property Trust, Inc.	14,731	4,419,447
UDR, Inc.	117,422	5,751,330
		13,223,419
Building & Real Estate — 2.0%
Realty Income Corp.	5,178	345,580
Spirit Realty Capital, Inc.	47,563	2,275,414
		2,620,994
Diversified — 35.2%
American Tower Corp.	36,136	9,761,779
Crown Castle International Corp.	21,374	4,170,067
CyrusOne, Inc.	50,037	3,578,646
Digital Realty Trust, Inc.	19,877	2,990,694
Duke Realty Corp.	144,681	6,850,645
Equinix, Inc.	7,519	6,034,750
SBA Communications Corp.	18,306	5,834,122
VICI Properties, Inc.	65,620	2,035,532
Weyerhaeuser Co.	135,144	4,651,657
		45,907,892
Healthcare — 12.6%
Healthcare Trust of America, Inc., Class A	51,036	1,362,661
Healthpeak Properties, Inc.	201,311	6,701,643
Medical Properties Trust, Inc.	73,810	1,483,581
Ventas, Inc.	50,846	2,903,307
Welltower, Inc.	47,390	3,938,109
		16,389,301
Hotels & Resorts — 3.8%
Host Hotels & Resorts, Inc.*	227,704	3,891,461
Park Hotels & Resorts, Inc.*	51,036	1,051,852
		4,943,313
Industrial — 4.5%
Americold Realty Trust	67,590	2,558,281
Prologis, Inc.	28,101	3,358,913
		5,917,194
Manufactured Homes — 2.7%
Sun Communities, Inc.	20,382	3,493,475
Office Property — 4.4%
Highwoods Properties, Inc.	36,970	1,669,935
	Number of Shares	Value†

Office Property — (continued)
VEREIT, Inc.	89,685	$ 4,119,232
		5,789,167
Regional Malls — 6.1%
Simon Property Group, Inc.	60,608	7,908,132
Storage & Warehousing — 11.9%
Extra Space Storage, Inc.	32,291	5,289,911
Public Storage	33,885	10,188,881
		15,478,792
Strip Centers — 3.0%
Federal Realty Investment Trust	11,915	1,396,080
Kimco Realty Corp.	66,153	1,379,290
SITE Centers Corp.	71,917	1,083,070
		3,858,440
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $97,711,534)		125,530,119

SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $250,250)	250,250	250,250
TOTAL INVESTMENTS — 100.9% (Cost $100,984,763)		$ 131,451,950
Other Assets & Liabilities — (0.9)%		(1,227,343)
TOTAL NET ASSETS — 100.0%		$ 130,224,607

†	See Security Valuation Note.
*	Non-income producing security.
REIT— Real Estate Investment Trust.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Real Estate Securities Fund
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$ 5,671,581	$ 5,671,581	$—	$—
Real Estate Investment Trusts	125,530,119	125,530,119	—	—
Short-Term Investments	250,250	250,250	—	—
Total Investments	$ 131,451,950	$ 131,451,950	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Aggressive Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 61.2%
Penn Series Flexibly Managed Fund*	50,248	$ 4,257,470
Penn Series Index 500 Fund*	250,022	9,295,821
Penn Series Large Cap Growth Fund*	62,718	2,153,115
Penn Series Large Cap Value Fund*	141,052	5,601,194
Penn Series Large Core Value Fund*	207,588	5,577,897
Penn Series Large Growth Stock Fund*	9,144	734,251
Penn Series Mid Cap Growth Fund*	33,357	1,455,701
Penn Series Mid Cap Value Fund*	52,688	1,379,897
Penn Series Mid Core Value Fund*	152,968	4,842,965
Penn Series Real Estate Securities Fund*	65,039	2,082,558
Penn Series Small Cap Growth Fund*	21,499	1,433,528
Penn Series Small Cap Index Fund*	39,809	1,408,027
Penn Series Small Cap Value Fund*	0	0
Penn Series SMID Cap Growth Fund*	25,748	1,457,324
Penn Series SMID Cap Value Fund*	37,669	1,374,558
TOTAL AFFILIATED EQUITY FUNDS (Cost $30,028,608)		43,054,306

AFFILIATED FIXED INCOME FUNDS — 8.0%
Penn Series High Yield Bond Fund*	127,894	2,126,870
Penn Series Limited Maturity Bond Fund*	263,579	3,534,596
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $5,193,268)		5,661,466

AFFILIATED INTERNATIONAL EQUITY FUNDS — 30.5%
Penn Series Developed International Index Fund*	474,542	8,209,578
Penn Series Emerging Markets Equity Fund*	313,112	4,875,147
Penn Series International Equity Fund*	202,255	8,399,672
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $15,670,926)		21,484,397

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $388,362)	388,362	388,362
TOTAL INVESTMENTS — 100.2% (Cost $51,281,164)		$ 70,588,531
Other Assets & Liabilities — (0.2)%		(171,420)
TOTAL NET ASSETS — 100.0%		$ 70,417,111

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$43,054,306	$43,054,306	$—	$—
Affiliated Fixed Income Funds	5,661,466	5,661,466	—	—
Affiliated International Equity Funds	21,484,397	21,484,397	—	—
Short-Term Investments	388,362	388,362	—	—
Total Investments	$ 70,588,531	$ 70,588,531	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Moderately Aggressive Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 56.9%
Penn Series Flexibly Managed Fund*	174,451	$ 14,781,275
Penn Series Index 500 Fund*	801,263	29,790,958
Penn Series Large Cap Growth Fund*	217,747	7,475,254
Penn Series Large Cap Value Fund*	489,741	19,447,607
Penn Series Large Core Value Fund*	720,756	19,366,708
Penn Series Large Growth Stock Fund*	31,743	2,548,937
Penn Series Mid Cap Growth Fund*	115,802	5,053,601
Penn Series Mid Cap Value Fund*	91,470	2,395,593
Penn Series Mid Core Value Fund*	455,254	14,413,352
Penn Series Real Estate Securities Fund*	225,819	7,230,730
Penn Series Small Cap Growth Fund*	37,319	2,488,413
Penn Series Small Cap Index Fund*	207,312	7,332,609
Penn Series Small Cap Value Fund*	0	0
Penn Series SMID Cap Growth Fund*	44,692	2,529,581
Penn Series SMID Cap Value Fund*	130,790	4,772,533
TOTAL AFFILIATED EQUITY FUNDS (Cost $89,998,753)		139,627,151

AFFILIATED FIXED INCOME FUNDS — 18.0%
Penn Series High Yield Bond Fund*	444,022	7,384,086
Penn Series Limited Maturity Bond Fund*	1,830,200	24,542,980
Penn Series Quality Bond Fund*	712,928	12,305,144
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $39,919,892)		44,232,210

AFFILIATED INTERNATIONAL EQUITY FUNDS — 24.5%
Penn Series Developed International Index Fund*	1,235,750	21,378,479
Penn Series Emerging Markets Equity Fund*	931,847	14,508,851
Penn Series International Equity Fund*	585,169	24,302,090
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $41,468,501)		60,189,420

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $1,008,282)	1,008,282	1,008,282
TOTAL INVESTMENTS — 99.8% (Cost $172,395,428)		$ 245,057,063
Other Assets & Liabilities — 0.2%		469,919
TOTAL NET ASSETS — 100.0%		$ 245,526,982

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$ 139,627,151	$ 139,627,151	$—	$—
Affiliated Fixed Income Funds	44,232,210	44,232,210	—	—
Affiliated International Equity Funds	60,189,420	60,189,420	—	—
Short-Term Investments	1,008,282	1,008,282	—	—
Total Investments	$ 245,057,063	$ 245,057,063	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Moderate Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 44.9%
Penn Series Flexibly Managed Fund*	208,263	$ 17,646,162
Penn Series Index 500 Fund*	797,137	29,637,536
Penn Series Large Cap Growth Fund*	173,303	5,949,473
Penn Series Large Cap Value Fund*	365,408	14,510,361
Penn Series Large Core Value Fund*	537,772	14,449,941
Penn Series Large Growth Stock Fund*	37,896	3,043,024
Penn Series Mid Cap Growth Fund*	138,249	6,033,197
Penn Series Mid Core Value Fund*	634,063	20,074,428
Penn Series Real Estate Securities Fund*	179,723	5,754,743
Penn Series Small Cap Growth Fund*	0	0
Penn Series Small Cap Index Fund*	247,488	8,753,659
Penn Series Small Cap Value Fund*	0	0
Penn Series SMID Cap Growth Fund*	53,356	3,019,921
Penn Series SMID Cap Value Fund*	78,067	2,848,667
TOTAL AFFILIATED EQUITY FUNDS (Cost $82,955,319)		131,721,112

AFFILIATED FIXED INCOME FUNDS — 38.0%
Penn Series High Yield Bond Fund*	706,778	11,753,716
Penn Series Limited Maturity Bond Fund*	3,058,899	41,019,839
Penn Series Quality Bond Fund*	3,404,428	58,760,418
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $97,752,674)		111,533,973

AFFILIATED INTERNATIONAL EQUITY FUNDS — 16.7%
Penn Series Developed International Index Fund*	819,578	14,178,699
Penn Series Emerging Markets Equity Fund*	927,037	14,433,966
Penn Series International Equity Fund*	489,009	20,308,568
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $32,496,854)		48,921,233

SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $599,683)	599,683	599,683
TOTAL INVESTMENTS — 99.8% (Cost $213,804,530)		$ 292,776,001
Other Assets & Liabilities — 0.2%		529,541
TOTAL NET ASSETS — 100.0%		$ 293,305,542

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$ 131,721,112	$ 131,721,112	$—	$—
Affiliated Fixed Income Funds	111,533,973	111,533,973	—	—
Affiliated International Equity Funds	48,921,233	48,921,233	—	—
Short-Term Investments	599,683	599,683	—	—
Total Investments	$ 292,776,001	$ 292,776,001	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Moderately Conservative Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 32.6%
Penn Series Flexibly Managed Fund*	91,144	$ 7,722,593
Penn Series Index 500 Fund*	156,982	5,836,591
Penn Series Large Cap Growth Fund*	56,880	1,952,703
Penn Series Large Cap Value Fund*	119,944	4,762,997
Penn Series Large Core Value Fund*	176,524	4,743,210
Penn Series Mid Core Value Fund*	89,202	2,824,125
Penn Series Real Estate Securities Fund*	58,994	1,888,977
Penn Series Small Cap Index Fund*	27,078	957,757
Penn Series Small Cap Value Fund*	0	0
Penn Series SMID Cap Value Fund*	25,627	935,125
TOTAL AFFILIATED EQUITY FUNDS (Cost $21,515,487)		31,624,078

AFFILIATED FIXED INCOME FUNDS — 56.6%
Penn Series High Yield Bond Fund*	289,980	4,822,371
Penn Series Limited Maturity Bond Fund*	1,649,470	22,119,397
Penn Series Quality Bond Fund*	1,620,275	27,965,938
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $49,067,151)		54,907,706

AFFILIATED INTERNATIONAL EQUITY FUNDS — 9.8%
Penn Series Developed International Index Fund*	161,424	2,792,640
Penn Series Emerging Markets Equity Fund*	121,722	1,895,204
Penn Series International Equity Fund*	114,652	4,761,491
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $6,816,519)		9,449,335

SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $885,114)	885,114	885,114
TOTAL INVESTMENTS — 99.9% (Cost $78,284,271)		$ 96,866,233
Other Assets & Liabilities — 0.1%		102,863
TOTAL NET ASSETS — 100.0%		$ 96,969,096

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$ 31,624,078	$ 31,624,078	$—	$—
Affiliated Fixed Income Funds	54,907,706	54,907,706	—	—
Affiliated International Equity Funds	9,449,335	9,449,335	—	—
Short-Term Investments	885,114	885,114	—	—
Total Investments	$ 96,866,233	$ 96,866,233	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2021 (Unaudited)
Conservative Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 19.6%
Penn Series Flexibly Managed Fund*	55,473	$ 4,700,218
Penn Series Index 500 Fund*	63,692	2,368,067
Penn Series Large Cap Value Fund*	29,204	1,159,683
Penn Series Large Core Value Fund*	64,472	1,732,352
Penn Series Mid Core Value Fund*	36,201	1,146,138
Penn Series Real Estate Securities Fund*	17,956	574,946
TOTAL AFFILIATED EQUITY FUNDS (Cost $8,407,423)		11,681,404

AFFILIATED FIXED INCOME FUNDS — 75.9%
Penn Series High Yield Bond Fund*	176,493	2,935,083
Penn Series Limited Maturity Bond Fund*	1,440,470	19,316,698
Penn Series Quality Bond Fund*	1,326,226	22,890,666
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $41,443,542)		45,142,447

AFFILIATED INTERNATIONAL EQUITY FUNDS — 2.9%
Penn Series Developed International Index Fund*	65,518	1,133,467
Penn Series International Equity Fund*	13,958	579,650
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $1,279,560)		1,713,117

SHORT-TERM INVESTMENTS — 2.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.030%) (Cost $1,395,496)	1,395,496	1,395,496
TOTAL INVESTMENTS — 100.7% (Cost $52,526,021)		$ 59,932,464
Other Assets & Liabilities — (0.7)%		(446,140)
TOTAL NET ASSETS — 100.0%		$ 59,486,324

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 6/30/2021 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$ 11,681,404	$ 11,681,404	$—	$—
Affiliated Fixed Income Funds	45,142,447	45,142,447	—	—
Affiliated International Equity Funds	1,713,117	1,713,117	—	—
Short-Term Investments	1,395,496	1,395,496	—	—
Total Investments	$ 59,932,464	$ 59,932,464	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities (Unaudited)
June 30, 2021

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
ASSETS:
Investments at value	$ 169,693,468	$266,662,956	$484,806,866	$ 165,729,818
Cash	—	—	—	986,204
Initial margin held by broker for open futures	—	182,613	448,005	—
Foreign currency at value	—	—	—	118,847
Interest and dividends receivable	202,830	1,284,822	2,455,784	2,199,160
Receivable for investment securities sold	—	3,787,237	—	3,498,420
Receivable for capital stock sold	—	1,359,456	2,923,799	1,158,615
Futures variation margin receivable	—	9,757	102,107	—
Other assets	135,971	2,426	4,537	1,422
Total Assets	170,032,269	273,289,267	490,741,098	173,692,486
LIABILITIES:
Cash overdraft	—	111,073	142,871	—
Payable for investment securities purchased	—	3,739,537	2,983,440	4,537,721
Payable for capital stock redeemed	—	12,868	11,399	4,188
Payable to investment adviser (See Note 3)	45,878	93,731	169,897	63,241
Payable to the administrator (See Note 3)	12,534	18,762	35,019	12,489
Other liabilities	67,182	102,783	178,697	70,185
Total Liabilities	125,594	4,078,754	3,521,323	4,687,824
NET ASSETS	$169,906,675	$ 269,210,513	$ 487,219,775	$169,004,662
Investments at cost	$ 169,693,468	$ 267,420,374	$ 471,981,115	$ 158,172,988
Foreign currency at cost	$ —	$ —	$ —	$ 112,601
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 169,900,838	$ 268,245,658	$ 469,281,676	$ 160,101,598
Total distributable earnings (loss)	5,837	964,855	17,938,099	8,903,064
NET ASSETS	$169,906,675	$ 269,210,513	$ 487,219,775	$169,004,662

Shares outstanding, $0.10 par value, 500 million shares authorized	169,888,318
Shares outstanding, $0.10 par value, 250 million shares authorized			28,231,888	10,160,571
Shares outstanding, $0.0001 par value, 250 million shares authorized		20,081,870
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 1.00	$ 13.41	$ 17.26	$ 16.63

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities (Unaudited)
June 30, 2021

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
ASSETS:
Investments of affiliated issuers at value	$ —	$ 89,456,594	$ —	$ —
Investments of unaffiliated issuers at value	5,338,002,309	341,218	430,873,564	75,494,964
Cash	15,179	—	—	—
Foreign currency at value	76,256	—	—	—
Interest and dividends receivable	7,591,971	—	42,513	26,744
Tax reclaims receivable	136,647	—	6,287	30,840
Receivable for investment securities sold	7,035,853	5,714	413,536	—
Receivable for capital stock sold	306,026	13,471	—	3,125
Other assets	41,701	780	3,508	609
Total Assets	5,353,205,942	89,817,777	431,339,408	75,556,282
LIABILITIES:
Cash overdraft	—	—	6,622	14,934
Written options at value	66,707,215	—	—	—
Payable for investment securities purchased	41,170,576	—	844,204	—
Payable for capital stock redeemed	8,261	4,739	2,697,733	237,791
Payable to investment adviser (See Note 3)	2,926,251	—	247,017	33,626
Payable to the administrator (See Note 3)	388,698	6,632	31,531	5,564
Unrealized depreciation of forward foreign currency contracts	—	—	14	—
Other liabilities	1,774,420	31,756	191,297	42,033
Total Liabilities	112,975,421	43,127	4,018,418	333,948
NET ASSETS	$5,240,230,521	$89,774,650	$427,320,990	$75,222,334
Investments of affiliated issuers at cost	$ —	$ 54,066,578	$ —	$ —
Investments of unaffiliated issuers at cost	$ 4,384,261,358	$ 341,218	$ 231,304,277	$ 44,940,420
Written options, premiums received	$ (42,070,350)	$ —	$ —	$ —
Foreign currency at cost	$ 76,469	$ —	$ —	$ —
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 3,955,464,444	$ 49,638,060	$ 191,482,841	$ 41,348,729
Total distributable earnings (loss)	1,284,766,077	40,136,590	235,838,149	33,873,605
NET ASSETS	$5,240,230,521	$89,774,650	$427,320,990	$75,222,334

Shares outstanding, $0.10 par value, 250 million shares authorized	61,849,705		5,321,580
Shares outstanding, $0.0001 par value, 250 million shares authorized		3,032,550		2,191,283
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 84.73	$ 29.60	$ 80.30	$ 34.33

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities (Unaudited)
June 30, 2021

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
ASSETS:
Investments at value	$ 240,208,967	$ 197,892,161	$ 182,897,272	$ 648,014,707
Initial margin held by broker for open futures	—	—	—	275,000
Foreign currency at value	1,635	—	—	—
Interest and dividends receivable	5,967	158,803	186,544	384,484
Tax reclaims receivable	17,772	—	31,510	—
Receivable for investment securities sold	150,204	1,247,998	13,980,565	—
Receivable for capital stock sold	—	18,042	605,121	29,834
Futures variation margin receivable	—	—	—	8,250
Other assets	1,684	1,474	1,523	5,024
Total Assets	240,386,229	199,318,478	197,702,535	648,717,299
LIABILITIES:
Cash overdraft	—	838	12,872,579	73,005
Payable for investment securities purchased	2,121,406	832,797	—	—
Payable for capital stock redeemed	1,455,033	183,784	9,305	2,202,231
Payable to investment adviser (See Note 3)	112,013	109,308	108,413	68,159
Payable to the administrator (See Note 3)	16,690	14,844	14,797	48,430
Other liabilities	88,555	77,523	77,346	227,220
Total Liabilities	3,793,697	1,219,094	13,082,440	2,619,045
NET ASSETS	$236,592,532	$198,099,384	$184,620,095	$646,098,254
Investments at cost	$ 164,011,403	$ 152,242,309	$ 151,584,549	$ 290,466,352
Foreign currency at cost	$ 1,592	$ —	$ —	$ —
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 143,137,116	$ 140,687,412	$ 133,067,220	$ 265,752,057
Total distributable earnings (loss)	93,455,416	57,411,972	51,552,875	380,346,197
NET ASSETS	$236,592,532	$198,099,384	$184,620,095	$646,098,254

Shares outstanding, $0.10 par value, 250 million shares authorized		4,988,345
Shares outstanding, $0.0001 par value, 250 million shares authorized	4,350,685		6,870,989	17,377,165
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 54.38	$ 39.71	$ 26.87	$ 37.18

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities (Unaudited)
June 30, 2021

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
ASSETS:
Investments at value	$ 208,302,012	$ 101,615,863	$ 101,349,312	$ 104,217,082
Interest and dividends receivable	30,204	149,401	180,603	6,398
Tax reclaims receivable	—	—	22,729	—
Receivable for investment securities sold	136,853	1,628,618	137,183	347,769
Receivable for capital stock sold	—	923,464	253,154	13,470
Unrealized appreciation of forward foreign currency contracts	—	—	32,504	—
Other assets	1,523	765	797	685
Total Assets	208,470,592	104,318,111	101,976,282	104,585,404
LIABILITIES:
Cash overdraft	13,924	1,186	46,874	7,303
Written options at value	1,050	—	—	—
Payable for investment securities purchased	30,409	1,758,632	75,214	2,161,396
Payable for capital stock redeemed	740,469	1,089	7,694	220,430
Payable to investment adviser (See Note 3)	116,657	46,768	58,438	60,736
Payable to the administrator (See Note 3)	15,004	7,771	7,683	7,359
Unrealized depreciation of forward foreign currency contracts	—	—	493	—
Other liabilities	79,830	40,392	70,659	45,646
Total Liabilities	997,343	1,855,838	267,055	2,502,870
NET ASSETS	$207,473,249	$102,462,273	$101,709,227	$102,082,534
Investments at cost	$ 112,435,387	$ 77,750,097	$ 84,787,998	$ 78,063,585
Written options, premiums received	$ (1,868)	$ —	$ —	$ —
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 91,581,448	$ 91,552,126	$ 76,547,395	$ 66,308,645
Total distributable earnings (loss)	115,891,801	10,910,147	25,161,832	35,773,889
NET ASSETS	$207,473,249	$102,462,273	$101,709,227	$102,082,534

Shares outstanding, $0.0001 par value, 250 million shares authorized	4,753,818	3,911,647	3,212,249	1,803,459
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 43.64	$ 26.19	$ 31.66	$ 56.60

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities (Unaudited)
June 30, 2021

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
ASSETS:
Investments at value	$ 65,220,577	$ 141,600,374	$ 192,812,014	$ 97,195,333
Cash	—	—	—	261
Initial margin held by broker for open futures	—	—	—	78,000
Foreign currency at value	—	2,000	—	—
Interest and dividends receivable	62,178	15,165	180,465	68,872
Tax reclaims receivable	—	8,404	685	—
Receivable for investment securities sold	543,135	2,072,100	1,924,605	23,496
Receivable for capital stock sold	115,489	559,665	1,462,369	292,546
Futures variation margin receivable	—	—	—	1,920
Unrealized appreciation on an unfunded commitment with a SPAC	—	122,691	—	—
Other assets	491	1,030	1,343	541
Total Assets	65,941,870	144,381,429	196,381,481	97,660,969
LIABILITIES:
Cash overdraft	8,991	1,186	—	—
Payable for investment securities purchased	150,936	2,617,390	2,012,751	60,999
Payable for capital stock redeemed	2,254	1,090	10	3,637
Unrealized depreciation on an unfunded commitment with a SPAC	—	7,981	—	—
Payable to investment adviser (See Note 3)	46,476	83,007	116,045	23,742
Payable to the administrator (See Note 3)	4,976	10,404	14,678	7,078
Other liabilities	33,862	58,533	97,554	63,000
Total Liabilities	247,495	2,779,591	2,241,038	158,456
NET ASSETS	$65,694,375	$141,601,838	$194,140,443	$ 97,502,513
Investments at cost	$ 49,333,201	$ 81,803,093	$ 156,352,557	$ 74,144,300
Foreign currency at cost	$ —	$ 2,006	$ —	$ —
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 52,407,966	$ 66,853,575	$ 129,153,503	$64,960,584
Total distributable earnings (loss)	13,286,409	74,748,263	64,986,940	32,541,929
NET ASSETS	$65,694,375	$141,601,838	$194,140,443	$ 97,502,513

Shares outstanding, $0.10 par value, 500 million shares authorized	1,800,312		4,021,260
Shares outstanding, $0.0001 par value, 250 million shares authorized		2,123,632		2,757,007
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 36.49	$ 66.68	$ 48.28	$ 35.37

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities (Unaudited)
June 30, 2021

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
ASSETS:
Investments at value	$ 111,698,035	$ 348,379,927	$ 144,096,502	$ 131,451,950
Initial margin held by broker for open futures	133,605	—	—	—
Foreign currency at value	238,103	53,246	4,850	—
Interest and dividends receivable	175,316	254,311	292,514	320,868
Tax reclaims receivable	541,847	1,211,448	66,810	—
Receivable for investment securities sold	8,493	—	316,528	417,442
Receivable for capital stock sold	133,252	12,927	1,298,752	8,240
Other assets	942	3,005	1,231	1,077
Total Assets	112,929,593	349,914,864	146,077,187	132,199,577
LIABILITIES:
Cash overdraft	44,145	52,772	37,682	15,784
Payable for investment securities purchased	6,350	—	—	69,579
Payable for capital stock redeemed	10,458	1,564,416	7,271	1,744,922
Futures variation margin payable	15,130	—	—	—
Payable to investment adviser (See Note 3)	28,432	219,596	104,210	77,558
Payable to the administrator (See Note 3)	8,551	25,999	10,865	9,811
Deferred Indian capital gains tax	—	510,648	471,754	—
Other liabilities	102,441	165,284	161,396	57,316
Total Liabilities	215,507	2,538,715	793,178	1,974,970
NET ASSETS	$112,714,086	$347,376,149	$145,284,009	$130,224,607
Investments at cost	$ 74,911,503	$ 281,114,925	$ 113,063,549	$ 100,984,763
Foreign currency at cost	$ 239,695	$ 53,169	$ 4,986	$ —
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 74,451,441	$ 248,055,982	$ 101,899,370	$ 96,731,846
Total distributable earnings (loss)	38,262,645	99,320,167	43,384,639	33,492,761
NET ASSETS	$112,714,086	$347,376,149	$145,284,009	$130,224,607

Shares outstanding, $0.10 par value, 250 million shares authorized		8,365,044
Shares outstanding, $0.0001 par value, 250 million shares authorized	6,517,083		9,331,286	4,067,086
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 17.30	$ 41.53	$ 15.57	$ 32.02

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities (Unaudited)
June 30, 2021

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
ASSETS:
Investments of affiliated issuers at value	$ 70,200,169	$ 244,048,781	$ 292,176,318	$ 95,981,119
Investments of unaffiliated issuers at value	388,362	1,008,282	599,683	885,114
Cash	11,911	118,622	543,567	50,203
Interest and dividends receivable	—	1	1	4
Receivable for investment securities sold	6,875	95,048	21,566	—
Receivable for capital stock sold	25,380	376,160	109,724	265,863
Other assets	613	1,959	2,610	842
Total Assets	70,633,310	245,648,853	293,453,469	97,183,145
LIABILITIES:
Payable for investment securities purchased	—	—	—	156,256
Payable for capital stock redeemed	180,371	3	—	6,560
Payable to investment adviser (See Note 3)	7,004	23,859	28,221	9,517
Payable to the administrator (See Note 3)	5,265	18,190	21,891	7,191
Other liabilities	23,559	79,819	97,815	34,525
Total Liabilities	216,199	121,871	147,927	214,049
NET ASSETS	$ 70,417,111	$245,526,982	$293,305,542	$96,969,096
Investments of affiliated issuers at cost	$50,892,802	$ 171,387,146	$ 213,204,847	$ 77,399,157
Investments of unaffiliated issuers at cost	$ 388,362	$ 1,008,282	$ 599,683	$ 885,114
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 46,267,137	$ 163,382,057	$ 200,720,480	$ 74,292,701
Total distributable earnings (loss)	24,149,974	82,144,925	92,585,062	22,676,395
NET ASSETS	$ 70,417,111	$245,526,982	$293,305,542	$96,969,096

Shares outstanding, $0.0001 par value, 250 million shares authorized	2,710,795	9,213,346	12,676,735	4,830,235
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 25.98	$ 26.65	$ 23.14	$ 20.08

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities (Unaudited)
June 30, 2021

Conservative Allocation Fund
ASSETS:
Investments of affiliated issuers at value	$ 58,536,968
Investments of unaffiliated issuers at value	1,395,496
Cash	35,045
Interest and dividends receivable	2
Receivable for capital stock sold	63,283
Other assets	542
Total Assets	60,031,336
LIABILITIES:
Payable for investment securities purchased	511,454
Payable for capital stock redeemed	1
Payable to investment adviser (See Note 3)	5,806
Payable to the administrator (See Note 3)	4,470
Other liabilities	23,281
Total Liabilities	545,012
NET ASSETS	$59,486,324
Investments of affiliated issuers at cost	$ 51,130,525
Investments of unaffiliated issuers at cost	$ 1,395,496
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 49,946,780
Total distributable earnings (loss)	9,539,544
NET ASSETS	$59,486,324

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,480,568
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 17.09
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations (Unaudited)
For The Six Months Ended June 30, 2021

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
INVESTMENT INCOME:
Dividends	$ 3,302	$ 2,382	$ 112,341	$ —
Interest	35,971	2,960,073	6,582,859	4,131,590
Foreign taxes withheld	—	(2,651)	—	—
Total Investment Income	39,273	2,959,804	6,695,200	4,131,590
EXPENSES:
Investment advisory fees (See Note 3)	276,080	570,364	1,036,516	381,048
Shareholder servicing fees (See Note 3)	75,294	112,608	210,422	74,553
Administration fees (See Note 3)	25,098	37,536	70,141	24,851
Accounting fees (See Note 3)	51,748	72,478	109,812	51,336
Directors’ fees and expenses	4,591	6,963	12,925	4,432
Custodian fees and expenses	4,797	8,833	16,353	5,389
Pricing fees	3,982	12,636	12,875	11,194
Professional fees	7,405	11,691	21,655	7,432
Printing fees	3,772	5,321	9,410	3,627
Other expenses	19,381	28,879	42,124	24,757
Total Expenses	472,148	867,309	1,542,233	588,619
Less: Waivers and reimbursement from administrator (See Note 3)	(165,158)	—	—	—
Less: Waivers and reimbursement from advisor (See Note 3)	(276,080)	—	—	—
Net Expenses	30,910	867,309	1,542,233	588,619
Net Investment Income (Loss)	8,363	2,092,495	5,152,967	3,542,971
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,715	109,871	3,231,205	3,898,551
Futures contracts	—	(354,065)	(3,350,406)	464,892
Net realized gain (loss)	2,715	(244,194)	(119,201)	4,363,443
Net change in unrealized appreciation (depreciation) of:
Investments	—	(195,693)	(8,050,051)	(1,689,963)
Futures contracts	—	(126,026)	89,076	13,246
Foreign currencies	—	—	—	3,199
Net change in unrealized appreciation (depreciation)	—	(321,719)	(7,960,975)	(1,673,518)
Net Realized and Unrealized Gain (Loss)	2,715	(565,913)	(8,080,176)	2,689,925
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 11,078	$ 1,526,582	$(2,927,209)	$ 6,232,896

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations (Unaudited)
For The Six Months Ended June 30, 2021

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
INVESTMENT INCOME:
Dividends	$ 22,037,822	$ 42	$ 785,602	$ 355,124
Interest	22,069,353	—	—	7
Foreign taxes withheld	(48,522)	—	(11,464)	(5,870)
Total Investment Income	44,058,653	42	774,138	349,261
EXPENSES:
Investment advisory fees (See Note 3)	17,176,936	—	1,449,221	195,667
Shareholder servicing fees (See Note 3)	2,256,819	38,786	185,245	32,018
Administration fees (See Note 3)	752,273	12,928	61,748	10,673
Accounting fees (See Note 3)	570,940	5,951	101,420	24,903
Directors’ fees and expenses	131,519	2,289	11,060	1,846
Custodian fees and expenses	159,843	2,833	13,667	2,591
Pricing fees	7,982	1,329	4,058	2,552
Professional fees	223,779	3,578	43,527	3,378
Printing fees	91,037	2,141	8,246	1,841
Other expenses	347,065	12,151	57,197	30,250
Total Expenses	21,718,193	81,986	1,935,389	305,719
Net Investment Income (Loss)	22,340,460	(81,944)	(1,161,251)	43,542
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Affiliated Investments	—	5,042,770	—	—
Unaffiliated investments	340,805,621	—	38,392,952	3,334,114
Written options	5,582,157	—	—	—
Foreign currencies	(41,377)	—	(2,479)	124
Forward foreign currency contracts	—	—	61	—
Net realized gain (loss)	346,346,401	5,042,770	38,390,534	3,334,238
Net change in unrealized appreciation (depreciation) of:
Affiliated Investments	—	2,190,125	—	—
Unaffiliated Investments	105,636,990	—	12,252,671	5,016,661
Written options	1,907,482	—	—	—
Foreign currencies	10,384	—	(249)	(1,145)
Forward foreign currency contracts	—	—	(14)	—
Net change in unrealized appreciation (depreciation)	107,554,856	2,190,125	12,252,408	5,015,516
Net Realized and Unrealized Gain (Loss)	453,901,257	7,232,895	50,642,942	8,349,754
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 476,241,717	$ 7,150,951	$ 49,481,691	$ 8,393,296

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations (Unaudited)
For The Six Months Ended June 30, 2021

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
INVESTMENT INCOME:
Dividends	$ 173,567	$ 1,641,038	$ 1,845,528	$ 4,402,265
Foreign taxes withheld	(2,491)	(51,896)	(16,433)	(421)
Total Investment Income	171,076	1,589,142	1,829,095	4,401,844
EXPENSES:
Investment advisory fees (See Note 3)	665,289	633,011	634,369	395,384
Shareholder servicing fees (See Note 3)	99,793	85,588	85,776	279,802
Administration fees (See Note 3)	33,265	28,529	28,592	93,267
Accounting fees (See Note 3)	65,359	57,467	57,571	131,564
Directors’ fees and expenses	6,034	4,869	4,940	16,104
Custodian fees and expenses	6,816	5,635	5,762	18,629
Pricing fees	1,760	3,424	1,960	5,902
Professional fees	10,270	8,206	8,445	27,521
Printing fees	4,805	3,926	5,628	11,694
Other expenses	33,763	27,966	25,431	78,603
Total Expenses	927,154	858,621	858,474	1,058,470
Net Investment Income (Loss)	(756,078)	730,521	970,621	3,343,374
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	19,373,355	17,496,008	22,235,623	26,540,822
Futures contracts	—	—	—	978,635
Foreign currencies	81	—	—	—
Net realized gain (loss)	19,373,436	17,496,008	22,235,623	27,519,457
Net change in unrealized appreciation (depreciation) of:
Investments	147,455	15,971,688	4,810,267	57,275,996
Futures contracts	—	—	—	(98,065)
Foreign currencies	443	—	—	—
Net change in unrealized appreciation (depreciation)	147,898	15,971,688	4,810,267	57,177,931
Net Realized and Unrealized Gain (Loss)	19,521,334	33,467,696	27,045,890	84,697,388
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,765,256	$ 34,198,217	$ 28,016,511	$88,040,762

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations (Unaudited)
For The Six Months Ended June 30, 2021

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
INVESTMENT INCOME:
Dividends	$ 341,470	$ 513,686	$ 1,148,551	$ 109,760
Foreign taxes withheld	—	(2,087)	(16,478)	—
Total Investment Income	341,470	511,599	1,132,073	109,760
EXPENSES:
Investment advisory fees (See Note 3)	695,229	275,361	343,241	368,658
Shareholder servicing fees (See Note 3)	89,387	45,059	44,770	44,239
Administration fees (See Note 3)	29,796	15,020	14,923	14,746
Accounting fees (See Note 3)	59,577	34,832	34,666	34,296
Directors’ fees and expenses	5,373	2,580	2,596	2,655
Custodian fees and expenses	5,985	2,973	4,173	2,808
Pricing fees	2,563	2,485	3,212	2,314
Professional fees	9,092	4,551	4,742	4,658
Printing fees	5,951	2,343	2,351	2,423
Other expenses	31,446	19,273	51,420	27,538
Total Expenses	934,399	404,477	506,094	504,335
Net Investment Income (Loss)	(592,929)	107,122	625,979	(394,575)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	21,369,580	7,438,337	9,399,034	10,149,605
Written options	158,746	—	—	—
Purchased options	(576,788)	—	—	—
Foreign currencies	—	—	922	—
Forward foreign currency contracts	—	—	5,293	—
Net realized gain (loss)	20,951,538	7,438,337	9,405,249	10,149,605
Net change in unrealized appreciation (depreciation) of:
Investments	1,056,896	4,516,621	4,305,017	(2,147,875)
Written options	(99,526)	—	—	—
Purchased options	322,485	—	—	—
Foreign currencies	—	—	(52)	—
Forward foreign currency contracts	—	—	80,689	—
Net change in unrealized appreciation (depreciation)	1,279,855	4,516,621	4,385,654	(2,147,875)
Net Realized and Unrealized Gain (Loss)	22,231,393	11,954,958	13,790,903	8,001,730
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,638,464	$12,062,080	$14,416,882	$ 7,607,155

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations (Unaudited)
For The Six Months Ended June 30, 2021

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME:
Dividends	$ 546,320	$ 245,384	$ 1,057,685	$ 410,136
Foreign taxes withheld	(285)	(1,412)	(900)	(851)
Total Investment Income	546,035	243,972	1,056,785	409,285
EXPENSES:
Investment advisory fees (See Note 3)	269,157	511,888	698,739	133,531
Shareholder servicing fees (See Note 3)	28,838	63,423	87,447	40,059
Administration fees (See Note 3)	9,613	21,141	29,149	13,353
Accounting fees (See Note 3)	22,430	45,153	58,499	31,157
Directors’ fees and expenses	1,616	3,874	5,038	2,145
Custodian fees and expenses	1,932	4,464	5,464	2,222
Pricing fees	2,267	3,511	4,042	16,869
Professional fees	2,973	6,882	8,728	5,587
Printing fees	1,688	3,264	4,078	2,066
Recaptured advisory fee (See Note 3)	—	—	—	90
Other expenses	27,650	30,222	59,152	52,215
Total Expenses	368,164	693,822	960,336	299,294
Net Investment Income (Loss)	177,871	(449,850)	96,449	109,991
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	6,908,799	15,369,814	33,239,155	9,651,098
Futures contracts	—	—	—	239,384
Foreign currencies	—	(327)	—	—
Forward foreign currency contracts	—	(26)	—	—
Net realized gain (loss)	6,908,799	15,369,461	33,239,155	9,890,482
Net change in unrealized appreciation (depreciation) of:
Investments	7,769,759	(6,089,079)	2,253,595	2,826,336
Unfunded commitment with a SPAC	—	114,710	—	—
Futures contracts	—	—	—	(53,024)
Foreign currencies	—	(273)	—	—
Net change in unrealized appreciation (depreciation)	7,769,759	(5,974,642)	2,253,595	2,773,312
Net Realized and Unrealized Gain (Loss)	14,678,558	9,394,819	35,492,750	12,663,794
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,856,429	$8,944,969	$ 35,589,199	$ 12,773,785

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations (Unaudited)
For The Six Months Ended June 30, 2021

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
INVESTMENT INCOME:
Dividends	$ 2,070,005	$ 2,254,020	$ 1,187,626	$ 1,661,251
Foreign taxes withheld	(203,450)	(245,336)	(141,128)	—
Total Investment Income	1,866,555	2,008,684	1,046,498	1,661,251
EXPENSES:
Investment advisory fees (See Note 3)	167,256	1,286,769	640,642	438,574
Shareholder servicing fees (See Note 3)	50,177	151,662	66,273	56,388
Administration fees (See Note 3)	16,726	50,554	22,091	18,796
Accounting fees (See Note 3)	43,369	111,026	54,100	41,245
Directors’ fees and expenses	2,943	8,951	4,085	3,264
Custodian fees and expenses	11,886	36,320	24,899	4,000
Pricing fees	47,134	4,975	7,207	2,103
Professional fees	23,092	20,997	25,533	5,487
Printing fees	2,589	6,720	3,401	2,822
Other expenses	102,887	49,784	82,868	25,653
Total Expenses	468,059	1,727,758	931,099	598,332
Net Investment Income (Loss)	1,398,496	280,926	115,399	1,062,919
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,542,136	33,094,873	13,707,835	6,260,195
Futures contracts	337,075	—	—	—
Foreign currencies	11,174	(278,702)	(61,763)	—
Net realized gain (loss)	1,890,385	32,816,171	13,646,072	6,260,195
Net change in unrealized appreciation (depreciation) of:
Investments	6,004,295	(11,452,851)	(7,383,538)	17,186,553
Futures contracts	(89,203)	—	—	—
Foreign currencies	(34,181)	(48,492)	(5,596)	—
Net change in unrealized appreciation (depreciation)	5,880,911	(11,501,343)	(7,389,134)	17,186,553
Net Realized and Unrealized Gain (Loss)	7,771,296	21,314,828	6,256,938	23,446,748
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 9,169,792	$21,595,754	$ 6,372,337	$ 24,509,667

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations (Unaudited)
For The Six Months Ended June 30, 2021

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$ 87	$ 155	$ 102	$ 49
Total Investment Income	87	155	102	49
EXPENSES:
Investment advisory fees (See Note 3)	41,451	139,408	168,311	56,995
Shareholder servicing fees (See Note 3)	31,089	105,947	129,595	42,746
Administration fees (See Note 3)	10,363	35,316	43,198	14,249
Accounting fees (See Note 3)	5,951	11,772	14,399	5,951
Directors’ fees and expenses	1,868	6,167	7,752	2,584
Custodian fees and expenses	2,264	7,297	9,563	3,131
Pricing fees	1,329	1,329	1,329	1,329
Professional fees	2,902	9,640	12,102	4,040
Printing fees	1,837	4,822	5,893	2,344
Other expenses	11,884	20,599	24,101	12,848
Total Expenses	110,938	342,297	416,243	146,217
Net Investment Income (Loss)	(110,851)	(342,142)	(416,141)	(146,168)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on affiliated investments	5,031,108	10,036,103	14,200,439	4,300,698
Net change in unrealized appreciation (depreciation) of affiliated investments	2,397,868	13,644,789	7,999,453	1,123,905
Net Realized and Unrealized Gain (Loss)	7,428,976	23,680,892	22,199,892	5,424,603
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 7,318,125	$ 23,338,750	$ 21,783,751	$ 5,278,435
Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$ 85
Total Investment Income	85
EXPENSES:
Investment advisory fees (See Note 3)	36,213
Shareholder servicing fees (See Note 3)	27,160
Administration fees (See Note 3)	9,053
Accounting fees (See Note 3)	5,951
Directors’ fees and expenses	1,676
Custodian fees and expenses	2,011
Pricing fees	1,329
Professional fees	2,622
Printing fees	1,720
Other expenses	10,851
Total Expenses	98,586
Net Investment Income (Loss)	(98,501)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on affiliated investments	2,256,962
Net change in unrealized appreciation (depreciation) of affiliated investments	(405,058)
Net Realized and Unrealized Gain (Loss)	1,851,904
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,753,403
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Money Market Fund		Limited Maturity Bond Fund
	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 8,363	$ 280,486	$ 2,092,495	$ 4,549,641
Net realized gain (loss)	2,715	—	(244,194)	4,071,621
Net change in unrealized appreciation (depreciation)	—	—	(321,719)	107,453
Net Increase (Decrease) in Net Assets Resulting from Operations	11,078	280,486	1,526,582	8,728,715
Distributions from:
Distributable earnings	(8,365)	(277,283)	—	—
Total Distributions	(8,365)	(277,283)	—	—
Capital Share Transactions (1):
Shares issued	80,159,865	151,898,109	38,589,658	59,690,500
Shares issued in lieu of cash distributions	8,366	280,485	—	—
Shares redeemed	(70,731,435)	(104,653,034)	(25,783,600)	(58,538,852)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	9,436,796	47,525,560	12,806,058	1,151,648
Total Increase (Decrease)	9,439,509	47,528,763	14,332,640	9,880,363
Net Assets:
Beginning of period	160,467,166	112,938,403	254,877,873	244,997,510
End of period	$169,906,675	$ 160,467,166	$ 269,210,513	$ 254,877,873
(1) Shares Issued and Redeemed:
Shares issued	80,159,865	151,898,109	2,884,039	4,573,900
Shares issued in lieu of cash distributions	8,366	280,485	—	—
Shares redeemed	(70,731,435)	(104,653,034)	(1,929,140)	(4,505,075)
	9,436,796	47,525,560	954,899	68,825
	Quality Bond Fund		High Yield Bond Fund
	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 5,152,967	$ 9,544,582	$ 3,542,971	$ 7,123,014
Net realized gain (loss)	(119,201)	14,152,559	4,363,443	795,032
Net change in unrealized appreciation (depreciation)	(7,960,975)	12,407,581	(1,673,518)	2,311,510
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,927,209)	36,104,722	6,232,896	10,229,556
Capital Share Transactions (1):
Shares issued	47,093,687	110,626,763	8,224,982	22,749,256
Shares redeemed	(41,420,869)	(95,991,535)	(12,844,671)	(25,483,846)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	5,672,818	14,635,228	(4,619,689)	(2,734,590)
Total Increase (Decrease)	2,745,609	50,739,950	1,613,207	7,494,966
Net Assets:
Beginning of period	484,474,166	433,734,216	167,391,455	159,896,489
End of period	$ 487,219,775	$484,474,166	$169,004,662	$ 167,391,455
(1) Shares Issued and Redeemed:
Shares issued	2,748,360	6,581,932	503,774	1,467,884
Shares redeemed	(2,419,509)	(5,773,085)	(789,443)	(1,754,814)
	328,851	808,847	(285,669)	(286,930)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Flexibly Managed Fund		Balanced Fund
	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 22,340,460	$ 46,949,584	$ (81,944)	$ (158,423)
Net realized gain (loss)	346,346,401	559,438,503	5,042,770	11,783,833
Net change in unrealized appreciation (depreciation)	107,554,856	135,399,398	2,190,125	(530,549)
Net Increase (Decrease) in Net Assets Resulting from Operations	476,241,717	741,787,485	7,150,951	11,094,861
Capital Share Transactions (1):
Shares issued	37,088,358	79,440,355	2,940,057	4,125,924
Shares redeemed	(159,454,931)	(353,137,852)	(4,664,088)	(11,943,412)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(122,366,573)	(273,697,497)	(1,724,031)	(7,817,488)
Total Increase (Decrease)	353,875,144	468,089,988	5,426,920	3,277,373
Net Assets:
Beginning of period	4,886,355,377	4,418,265,389	84,347,730	81,070,357
End of period	$ 5,240,230,521	$ 4,886,355,377	$ 89,774,650	$ 84,347,730
(1) Shares Issued and Redeemed:
Shares issued	458,363	1,197,362	104,740	169,657
Shares redeemed	(1,970,231)	(5,345,786)	(165,231)	(488,438)
	(1,511,868)	(4,148,424)	(60,491)	(318,781)
	Large Growth Stock Fund		Large Cap Growth Fund
	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (1,161,251)	$ (1,752,986)	$ 43,542	$ 114,472
Net realized gain (loss)	38,390,534	34,810,689	3,334,238	8,618,889
Net change in unrealized appreciation (depreciation)	12,252,408	81,003,169	5,015,516	4,193,440
Net Increase (Decrease) in Net Assets Resulting from Operations	49,481,691	114,060,872	8,393,296	12,926,801
Capital Share Transactions (1):
Shares issued	9,301,720	16,475,289	3,687,673	4,993,757
Shares redeemed	(37,249,135)	(56,169,734)	(5,394,660)	(12,603,815)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(27,947,415)	(39,694,445)	(1,706,987)	(7,610,058)
Total Increase (Decrease)	21,534,276	74,366,427	6,686,309	5,316,743
Net Assets:
Beginning of period	405,786,714	331,420,287	68,536,025	63,219,282
End of period	$ 427,320,990	$ 405,786,714	$ 75,222,334	$ 68,536,025
(1) Shares Issued and Redeemed:
Shares issued	125,440	293,328	114,820	203,974
Shares redeemed	(489,115)	(968,934)	(166,501)	(488,080)
	(363,675)	(675,606)	(51,681)	(284,106)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Large Core Growth Fund		Large Cap Value Fund
	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (756,078)	$ (1,006,421)	$ 730,521	$ 1,996,769
Net realized gain (loss)	19,373,436	44,658,734	17,496,008	(5,261,376)
Net change in unrealized appreciation (depreciation)	147,898	53,224,451	15,971,688	6,098,668
Net Increase (Decrease) in Net Assets Resulting from Operations	18,765,256	96,876,764	34,198,217	2,834,061
Capital Share Transactions (1):
Shares issued	10,343,078	18,312,376	4,818,506	12,636,650
Shares redeemed	(14,543,815)	(29,091,470)	(18,728,326)	(33,767,654)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,200,737)	(10,779,094)	(13,909,820)	(21,131,004)
Total Increase (Decrease)	14,564,519	86,097,670	20,288,397	(18,296,943)
Net Assets:
Beginning of period	222,028,013	135,930,343	177,810,987	196,107,930
End of period	$236,592,532	$ 222,028,013	$ 198,099,384	$ 177,810,987
(1) Shares Issued and Redeemed:
Shares issued	203,169	466,319	128,316	483,571
Shares redeemed	(288,303)	(796,839)	(505,971)	(1,172,172)
	(85,134)	(330,520)	(377,655)	(688,601)
	Large Core Value Fund		Index 500 Fund
	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 970,621	$ 2,548,904	$ 3,343,374	$ 7,296,719
Net realized gain (loss)	22,235,623	(411,727)	27,519,457	67,006,759
Net change in unrealized appreciation (depreciation)	4,810,267	2,010,840	57,177,931	22,214,082
Net Increase (Decrease) in Net Assets Resulting from Operations	28,016,511	4,148,017	88,040,762	96,517,560
Capital Share Transactions (1):
Shares issued	5,426,757	15,417,090	17,579,382	69,328,444
Shares redeemed	(27,782,020)	(33,565,078)	(55,454,800)	(64,452,708)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(22,355,263)	(18,147,988)	(37,875,418)	4,875,736
Total Increase (Decrease)	5,661,248	(13,999,971)	50,165,344	101,393,296
Net Assets:
Beginning of period	178,958,847	192,958,818	595,932,910	494,539,614
End of period	$ 184,620,095	$ 178,958,847	$646,098,254	$ 595,932,910
(1) Shares Issued and Redeemed:
Shares issued	210,937	818,126	507,739	2,685,017
Shares redeemed	(1,060,605)	(1,641,339)	(1,576,664)	(2,351,038)
	(849,668)	(823,213)	(1,068,925)	333,979

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (592,929)	$ (615,728)	$ 107,122	$ 1,005,951
Net realized gain (loss)	20,951,538	23,290,242	7,438,337	(17,957,467)
Net change in unrealized appreciation (depreciation)	1,279,855	45,974,753	4,516,621	3,457,789
Net Increase (Decrease) in Net Assets Resulting from Operations	21,638,464	68,649,267	12,062,080	(13,493,727)
Capital Share Transactions (1):
Shares issued	6,851,318	12,631,402	3,668,389	8,736,702
Shares redeemed	(18,008,828)	(33,054,226)	(8,030,079)	(17,279,601)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(11,157,510)	(20,422,824)	(4,361,690)	(8,542,899)
Total Increase (Decrease)	10,480,954	48,226,443	7,700,390	(22,036,626)
Net Assets:
Beginning of period	196,992,295	148,765,852	94,761,883	116,798,509
End of period	$ 207,473,249	$ 196,992,295	$ 102,462,273	$ 94,761,883
(1) Shares Issued and Redeemed:
Shares issued	167,538	439,826	143,949	495,206
Shares redeemed	(437,899)	(1,086,670)	(317,567)	(826,237)
	(270,361)	(646,844)	(173,618)	(331,031)
	Mid Core Value Fund		SMID Cap Growth Fund
	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 625,979	$ 1,279,235	$ (394,575)	$ (501,975)
Net realized gain (loss)	9,405,249	33,554	10,149,605	18,619,401
Net change in unrealized appreciation (depreciation)	4,385,654	673,573	(2,147,875)	16,408,442
Net Increase (Decrease) in Net Assets Resulting from Operations	14,416,882	1,986,362	7,607,155	34,525,868
Capital Share Transactions (1):
Shares issued	4,233,656	10,033,128	8,790,342	11,570,298
Shares redeemed	(11,018,124)	(17,741,512)	(10,324,773)	(21,047,089)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,784,468)	(7,708,384)	(1,534,431)	(9,476,791)
Total Increase (Decrease)	7,632,414	(5,722,022)	6,072,724	25,049,077
Net Assets:
Beginning of period	94,076,813	99,798,835	96,009,810	70,960,733
End of period	$ 101,709,227	$ 94,076,813	$102,082,534	$ 96,009,810
(1) Shares Issued and Redeemed:
Shares issued	137,824	468,174	159,964	294,698
Shares redeemed	(362,269)	(736,216)	(189,399)	(525,103)
	(224,445)	(268,042)	(29,435)	(230,405)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	SMID Cap Value Fund		Small Cap Growth Fund
	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 177,871	$ 455,150	$ (449,850)	$ (700,286)
Net realized gain (loss)	6,908,799	(7,927,747)	15,369,461	7,981,795
Net change in unrealized appreciation (depreciation)	7,769,759	3,067,672	(5,974,642)	29,384,904
Net Increase (Decrease) in Net Assets Resulting from Operations	14,856,429	(4,404,925)	8,944,969	36,666,413
Capital Share Transactions (1):
Shares issued	3,426,603	4,828,741	5,202,003	8,523,305
Shares redeemed	(10,260,392)	(28,076,299)	(15,140,109)	(20,838,333)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,833,789)	(23,247,558)	(9,938,106)	(12,315,028)
Total Increase (Decrease)	8,022,640	(27,652,483)	(993,137)	24,351,385
Net Assets:
Beginning of period	57,671,735	85,324,218	142,594,975	118,243,590
End of period	$ 65,694,375	$ 57,671,735	$ 141,601,838	$142,594,975
(1) Shares Issued and Redeemed:
Shares issued	97,443	240,997	79,239	205,798
Shares redeemed	(301,275)	(1,244,791)	(231,127)	(422,367)
	(203,832)	(1,003,794)	(151,888)	(216,569)
	Small Cap Value Fund		Small Cap Index Fund
	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 96,449	$ 938,773	$ 109,991	$ 270,954
Net realized gain (loss)	33,239,155	(3,944,641)	9,890,482	7,931,929
Net change in unrealized appreciation (depreciation)	2,253,595	5,454,924	2,773,312	5,341,756
Net Increase (Decrease) in Net Assets Resulting from Operations	35,589,199	2,449,056	12,773,785	13,544,639
Capital Share Transactions (1):
Shares issued	5,169,740	12,924,725	17,650,830	5,753,101
Shares redeemed	(26,530,651)	(40,510,317)	(8,774,172)	(13,439,062)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(21,360,911)	(27,585,592)	8,876,658	(7,685,961)
Total Increase (Decrease)	14,228,288	(25,136,536)	21,650,443	5,858,678
Net Assets:
Beginning of period	179,912,155	205,048,691	75,852,070	69,993,392
End of period	$ 194,140,443	$ 179,912,155	$ 97,502,513	$ 75,852,070
(1) Shares Issued and Redeemed:
Shares issued	108,662	472,091	496,464	291,977
Shares redeemed	(557,971)	(1,216,186)	(259,738)	(546,994)
	(449,309)	(744,095)	236,726	(255,017)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Developed International Index Fund		International Equity Fund
	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 1,398,496	$ 1,380,818	$ 280,926	$ (436,043)
Net realized gain (loss)	1,890,385	2,551,030	32,816,171	28,666,007
Net change in unrealized appreciation (depreciation)	5,880,911	4,269,987	(11,501,343)	15,284,371
Net Increase (Decrease) in Net Assets Resulting from Operations	9,169,792	8,201,835	21,595,754	43,514,335
Capital Share Transactions (1):
Shares issued	4,258,026	8,402,011	11,256,636	12,617,143
Shares redeemed	(10,009,351)	(18,375,149)	(21,749,982)	(45,822,700)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,751,325)	(9,973,138)	(10,493,346)	(33,205,557)
Total Increase (Decrease)	3,418,467	(1,771,303)	11,102,408	10,308,778
Net Assets:
Beginning of period	109,295,619	111,066,922	336,273,741	325,964,963
End of period	$ 112,714,086	$109,295,619	$ 347,376,149	$ 336,273,741
(1) Shares Issued and Redeemed:
Shares issued	254,101	698,267	289,284	378,342
Shares redeemed	(594,183)	(1,351,452)	(543,087)	(1,361,532)
	(340,082)	(653,185)	(253,803)	(983,190)
	Emerging Markets Equity Fund		Real Estate Securities Fund
	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 115,399	$ (248,068)	$ 1,062,919	$ 1,834,014
Net realized gain (loss)	13,646,072	1,179,133	6,260,195	(4,286,440)
Net change in unrealized appreciation (depreciation)	(7,389,134)	12,950,444	17,186,553	(2,339,070)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,372,337	13,881,509	24,509,667	(4,791,496)
Capital Share Transactions (1):
Shares issued	6,521,896	7,422,502	1,552,283	9,621,300
Shares redeemed	(12,945,653)	(23,380,691)	(16,900,554)	(16,834,148)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,423,757)	(15,958,189)	(15,348,271)	(7,212,848)
Total Increase (Decrease)	(51,420)	(2,076,680)	9,161,396	(12,004,344)
Net Assets:
Beginning of period	145,335,429	147,412,109	121,063,211	133,067,555
End of period	$145,284,009	$ 145,335,429	$ 130,224,607	$ 121,063,211
(1) Shares Issued and Redeemed:
Shares issued	415,279	678,651	53,079	397,565
Shares redeemed	(820,622)	(1,841,803)	(576,426)	(689,608)
	(405,343)	(1,163,152)	(523,347)	(292,043)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (110,851)	$ (210,535)	$ (342,142)	$ (618,332)
Net realized gain (loss)	5,031,108	4,861,836	10,036,103	17,087,542
Net change in unrealized appreciation (depreciation)	2,397,868	1,151,393	13,644,789	2,135,312
Net Increase (Decrease) in Net Assets Resulting from Operations	7,318,125	5,802,694	23,338,750	18,604,522
Capital Share Transactions (1):
Shares issued	1,706,373	1,765,540	4,458,810	5,009,104
Shares redeemed	(8,680,952)	(9,511,189)	(9,354,822)	(28,837,461)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,974,579)	(7,745,649)	(4,896,012)	(23,828,357)
Total Increase (Decrease)	343,546	(1,942,955)	18,442,738	(5,223,835)
Net Assets:
Beginning of period	70,073,565	72,016,520	227,084,244	232,308,079
End of period	$ 70,417,111	$ 70,073,565	$245,526,982	$ 227,084,244
(1) Shares Issued and Redeemed:
Shares issued	68,746	95,273	173,690	256,776
Shares redeemed	(354,320)	(462,948)	(369,113)	(1,380,078)
	(285,574)	(367,675)	(195,423)	(1,123,302)
	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (416,141)	$ (813,737)	$ (146,168)	$ (280,823)
Net realized gain (loss)	14,200,439	25,510,932	4,300,698	6,352,159
Net change in unrealized appreciation (depreciation)	7,999,453	(149,120)	1,123,905	708,025
Net Increase (Decrease) in Net Assets Resulting from Operations	21,783,751	24,548,075	5,278,435	6,779,361
Capital Share Transactions (1):
Shares issued	3,295,648	4,351,087	6,509,649	8,395,170
Shares redeemed	(17,683,567)	(41,104,628)	(9,304,097)	(14,636,141)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(14,387,919)	(36,753,541)	(2,794,448)	(6,240,971)
Total Increase (Decrease)	7,395,832	(12,205,466)	2,483,987	538,390
Net Assets:
Beginning of period	285,909,710	298,115,176	94,485,109	93,946,719
End of period	$ 293,305,542	$ 285,909,710	$ 96,969,096	$ 94,485,109
(1) Shares Issued and Redeemed:
Shares issued	148,716	223,251	333,525	482,248
Shares redeemed	(792,680)	(2,153,883)	(478,152)	(851,613)
	(643,964)	(1,930,632)	(144,627)	(369,365)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Conservative Allocation Fund
	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (98,501)	$ (189,674)
Net realized gain (loss)	2,256,962	3,154,886
Net change in unrealized appreciation (depreciation)	(405,058)	1,027,216
Net Increase (Decrease) in Net Assets Resulting from Operations	1,753,403	3,992,428
Capital Share Transactions (1):
Shares issued	4,909,480	11,966,235
Shares redeemed	(9,030,847)	(13,936,211)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,121,367)	(1,969,976)
Total Increase (Decrease)	(2,367,964)	2,022,452
Net Assets:
Beginning of period	61,854,288	59,831,836
End of period	$ 59,486,324	$ 61,854,288
(1) Shares Issued and Redeemed:
Shares issued	293,151	756,114
Shares redeemed	(538,321)	(886,960)
	(245,170)	(130,846)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MONEY MARKET FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (loss) from investment operations:
Net investment income (loss)[1]	— (a)	— (a)	0.02	0.01	— (a)	— (a)
Total from investment operations	—	—	0.02	0.01	—	—
Less distributions:
Net investment income	— (a)	— (a)	(0.02)	(0.01)	— (a)	— (a)
Total distributions	—	—	(0.02)	(0.01)	—	—
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return[2]	0.01% #	0.24%	1.61%	0.55%	0.01%	0.01%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 169,907	$ 160,467	$ 112,938	$ 110,933	$ 91,567	$ 123,865
Ratio of net expenses to average net assets[3]	0.04% *	0.28%	0.59%	1.26%	0.85%	0.45%
Ratio of total expenses to average net assets[4]	0.56% *	0.58%	0.59%	0.59%	0.59%	0.58%
Ratio of net investment income (loss) to average net assets	0.01% *	0.21%	1.60%	0.55%	0.01%	0.01%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(a)	Less than one penny per share.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LIMITED MATURITY BOND FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 13.33	$ 12.86	$ 12.26	$ 12.09	$ 11.89	$ 11.59
Income (loss) from investment operations:
Net investment income (loss)[1]	0.11	0.24	0.37	0.32	0.24	0.18
Net realized and unrealized gain (loss) on investment transactions	(0.03)	0.23	0.23	(0.15)	(0.04)	0.12
Total from investment operations	0.08	0.47	0.60	0.17	0.20	0.30
Net asset value, end of period	$ 13.41	$ 13.33	$ 12.86	$ 12.26	$ 12.09	$ 11.89
Total return[2]	0.60% #	3.65%	4.89%	1.41%	1.68%	2.59%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 269,211	$ 254,878	$ 244,998	$ 233,216	$ 229,184	$ 210,476
Ratio of total expenses to average net assets	0.69% *	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	1.67% *	1.86%	2.92%	2.61%	1.98%	1.55%
Portfolio turnover rate	46%	99%	54%	79%	97%	105%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

QUALITY BOND FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 17.36	$ 16.01	$ 14.66	$ 14.68	$ 14.03	$ 13.45
Income (loss) from investment operations:
Net investment income (loss)[1]	0.19	0.35	0.45	0.41	0.36	0.36
Net realized and unrealized gain (loss) on investment transactions	(0.29)	1.00	0.90	(0.43)	0.29	0.22
Total from investment operations	(0.10)	1.35	1.35	(0.02)	0.65	0.58
Net asset value, end of period	$ 17.26	$ 17.36	$ 16.01	$ 14.66	$ 14.68	$ 14.03
Total return[2]	(0.58%) #	8.43%	9.21%	(0.14%)	4.63%	4.31%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 487,220	$ 484,474	$ 433,734	$ 409,027	$ 485,598	$ 504,849
Ratio of total expenses to average net assets	0.66% *	0.67%	0.67%	0.66%	0.66%	0.66%
Ratio of net investment income (loss) to average net assets	2.20% *	2.11%	2.92%	2.81%	2.48%	2.58%
Portfolio turnover rate	32%	75%	47%	59%	72%	77%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

HIGH YIELD BOND FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 16.02	$ 14.90	$ 12.88	$ 13.18	$ 12.29	$ 10.61
Income (loss) from investment operations:
Net investment income (loss)[1]	0.35	0.71	0.68	0.66	0.69	0.69
Net realized and unrealized gain (loss) on investment transactions	0.26	0.41	1.34	(0.96)	0.20	0.99
Total from investment operations	0.61	1.12	2.02	(0.30)	0.89	1.68
Net asset value, end of period	$ 16.63	$ 16.02	$ 14.90	$ 12.88	$ 13.18	$ 12.29
Total return[2]	3.81% #	7.52%	15.68%	(2.35%)	7.42%	15.83%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 169,005	$ 167,391	$ 159,896	$ 150,324	$ 171,467	$ 168,650
Ratio of total expenses to average net assets	0.71% *	0.72%	0.71%	0.77%	0.86%	0.86%
Ratio of net investment income (loss) to average net assets	4.28% *	4.73%	4.83%	5.02%	5.39%	6.03%
Portfolio turnover rate	58%	128%	133%	115%	78%	81%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

FLEXIBLY MANAGED FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 77.12	$ 65.45	$ 52.56	$ 52.31	$ 45.44	$ 42.05
Income (loss) from investment operations:
Net investment income (loss)[1]	0.36	0.72	0.84	1.22	0.53	0.54
Net realized and unrealized gain (loss) on investment transactions	7.25	10.95	12.05	(0.97)	6.34	2.85
Total from investment operations	7.61	11.67	12.89	0.25	6.87	3.39
Net asset value, end of period	$ 84.73	$ 77.12	$ 65.45	$ 52.56	$ 52.31	$ 45.44
Total return[2]	9.87% #	17.83%	24.53%	0.48%	15.12%	8.06%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 5,240,231	$ 4,886,355	$ 4,418,265	$ 3,698,250	$ 3,898,297	$ 3,494,596
Ratio of total expenses to average net assets	0.87% *	0.88%	0.88%	0.89%	0.89%	0.89%
Ratio of net investment income (loss) to average net assets	0.89% *	1.07%	1.40%	2.28%	1.07%	1.24%
Portfolio turnover rate	32%	88%	45%	69%	61%	66%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

BALANCED FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 27.27	$ 23.76	$ 19.53	$ 20.12	$ 17.60	$ 16.24
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	(0.05)	(0.04)	(0.04)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investment transactions	2.36	3.56	4.27	(0.55)	2.56	1.39
Total from investment operations	2.33	3.51	4.23	(0.59)	2.52	1.36
Net asset value, end of period	$ 29.60	$ 27.27	$ 23.76	$ 19.53	$ 20.12	$ 17.60
Total return[2]	8.54% #	14.77%	21.66%	(2.93%)	14.32%	8.37%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 89,775	$ 84,348	$ 81,070	$ 74,832	$ 84,403	$ 77,801
Ratio of total expenses to average net assets[3]	0.19% *	0.20%	0.20%	0.20%	0.19%	0.19%
Ratio of net investment income (loss) to average net assets	(0.19%) *	(0.20%)	(0.20%)	(0.19%)	(0.19%)	(0.19%)
Portfolio turnover rate	7%	15%	6%	8%	9%	7%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE GROWTH STOCK FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 71.38	$ 52.10	$ 39.95	$ 40.48	$ 30.40	$ 30.07
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.21)	(0.29)	(0.08)	(0.02)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	9.13	19.57	12.23	(0.51)	10.11	0.37
Total from investment operations	8.92	19.28	12.15	(0.53)	10.08	0.33
Net asset value, end of period	$ 80.30	$ 71.38	$ 52.10	$ 39.95	$ 40.48	$ 30.40
Total return[2]	12.50% #	37.01%	30.41%	(1.31%)	33.16%	1.10%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 427,321	$ 405,787	$ 331,420	$ 282,675	$ 307,131	$ 259,278
Ratio of total expenses to average net assets	0.94% *	0.95%	0.95%	0.95%	0.96%	0.96%
Ratio of net investment income (loss) to average net assets	(0.56%) *	(0.50%)	(0.18%)	(0.05%)	(0.08%)	(0.15%)
Portfolio turnover rate	14%	35%	26%	42%	52%	42%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE CAP GROWTH FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 30.56	$ 25.02	$ 17.90	$ 17.78	$ 13.87	$ 13.09
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.05	0.08	0.08	0.07	0.07
Net realized and unrealized gain (loss) on investment transactions	3.75	5.49	7.04	0.04	3.84	0.71
Total from investment operations	3.77	5.54	7.12	0.12	3.91	0.78
Net asset value, end of period	$ 34.33	$ 30.56	$ 25.02	$ 17.90	$ 17.78	$ 13.87
Total return[2]	12.34% #	22.14%	39.78%	0.68%	28.19%	5.96%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 75,222	$ 68,536	$ 63,219	$ 53,444	$ 58,389	$ 42,791
Ratio of total expenses to average net assets	0.86% *	0.88%	0.88%	0.87%	0.89%	0.89%
Ratio of net investment income (loss) to average net assets	0.12% *	0.19%	0.35%	0.40%	0.43%	0.55%
Portfolio turnover rate	10%	34%	24%	25%	28%	25%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE CORE GROWTH FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 50.05	$ 28.52	$ 22.41	$ 21.67	$ 16.32	$ 16.30
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.17)	(0.22)	(0.07)	(0.02)	(0.03)	0.01
Net realized and unrealized gain (loss) on investment transactions	4.50	21.75	6.18	0.76	5.38	0.01
Total from investment operations	4.33	21.53	6.11	0.74	5.35	0.02
Net asset value, end of period	$ 54.38	$ 50.05	$ 28.52	$ 22.41	$ 21.67	$ 16.32
Total return[2]	8.65% #	75.49%	27.27%	3.42%	32.78%	0.12%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 236,593	$ 222,028	$ 135,930	$ 118,365	$ 124,493	$ 101,020
Ratio of total expenses to average net assets	0.84% *	0.85%	0.86%	0.86%	0.86%	0.85%
Ratio of net investment income (loss) to average net assets	(0.68%) *	(0.60%)	(0.26%)	(0.09%)	(0.18%)	0.06%
Portfolio turnover rate	30%	74%	74%	72%	64%	141%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE CAP VALUE FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 33.14	$ 32.39	$ 26.22	$ 28.41	$ 24.79	$ 22.21
Income (loss) from investment operations:
Net investment income (loss)[1]	0.14	0.35	0.31	0.35	0.41	0.36
Net realized and unrealized gain (loss) on investment transactions	6.43	0.40	5.86	(2.54)	3.21	2.22
Total from investment operations	6.57	0.75	6.17	(2.19)	3.62	2.58
Net asset value, end of period	$ 39.71	$ 33.14	$ 32.39	$ 26.22	$ 28.41	$ 24.79
Total return[2]	19.83% #	2.32%	23.53%	(7.71%)	14.60%	11.62%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 198,099	$ 177,811	$ 196,108	$ 179,441	$ 201,219	$ 202,553
Ratio of total expenses to average net assets	0.90% *	0.92%	0.91%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	0.77% *	1.20%	1.05%	1.22%	1.57%	1.60%
Portfolio turnover rate	23%	56%	62%	108%	17%	22%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE CORE VALUE FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 23.18	$ 22.58	$ 17.41	$ 18.64	$ 16.18	$ 14.77
Income (loss) from investment operations:
Net investment income (loss)[1]	0.13	0.31	0.30	0.26	0.25	0.22
Net realized and unrealized gain (loss) on investment transactions	3.56	0.29	4.87	(1.49)	2.21	1.19
Total from investment operations	3.69	0.60	5.17	(1.23)	2.46	1.41
Net asset value, end of period	$ 26.87	$ 23.18	$ 22.58	$ 17.41	$ 18.64	$ 16.18
Total return[2]	15.92% #	2.66%	29.70%	(6.60%)	15.21%	9.55%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 184,620	$ 178,959	$ 192,959	$ 176,072	$ 216,214	$ 191,386
Ratio of total expenses to average net assets	0.90% *	0.91%	0.91%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	1.02% *	1.52%	1.48%	1.39%	1.44%	1.47%
Portfolio turnover rate	37%	80%	65%	76%	106%	87%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

INDEX 500 FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 32.31	$ 27.30	$ 20.83	$ 21.87	$ 18.00	$ 16.14
Income (loss) from investment operations:
Net investment income (loss)[1]	0.18	0.39	0.40	0.35	0.33	0.29
Net realized and unrealized gain (loss) on investment transactions	4.69	4.62	6.07	(1.39)	3.54	1.57
Total from investment operations	4.87	5.01	6.47	(1.04)	3.87	1.86
Net asset value, end of period	$ 37.18	$ 32.31	$ 27.30	$ 20.83	$ 21.87	$ 18.00
Total return[2]	15.07% #	18.35%	31.06%	(4.76%)	21.50%	11.52%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 646,098	$ 595,933	$ 494,540	$ 416,864	$ 485,750	$ 432,873
Ratio of total expenses to average net assets	0.34% *	0.36%	0.36%	0.36%	0.36%	0.36%
Ratio of net investment income (loss) to average net assets	1.08% *	1.44%	1.63%	1.56%	1.64%	1.75%
Portfolio turnover rate	1%	19%	3%	3%	2%	3%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MID CAP GROWTH FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 39.21	$ 26.23	$ 19.01	$ 18.96	$ 14.92	$ 14.02
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.12)	(0.11)	(0.07)	(0.06)	(0.03)	—(a)
Net realized and unrealized gain (loss) on investment transactions	4.55	13.09	7.29	0.11	4.07	0.90
Total from investment operations	4.43	12.98	7.22	0.05	4.04	0.90
Net asset value, end of period	$ 43.64	$ 39.21	$ 26.23	$ 19.01	$ 18.96	$ 14.92
Total return[2]	11.30% #	49.48%	37.98%	0.26%	27.08%	6.42%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 207,473	$ 196,992	$ 148,766	$ 112,502	$ 121,288	$ 103,325
Ratio of total expenses to average net assets	0.94% *	0.95%	0.96%	0.96%	0.96%	0.97%
Ratio of net investment income (loss) to average net assets	(0.60%) *	(0.38%)	(0.32%)	(0.28%)	(0.20%)	—
Portfolio turnover rate	14%	26%	22%	42%	25%	28%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
(a)	Less than one penny per share.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MID CAP VALUE FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 23.20	$ 26.45	$ 22.60	$ 26.65	$ 22.69	$ 19.36
Income (loss) from investment operations:
Net investment income (loss)[1]	0.03	0.23	0.29	0.23	0.20	0.20
Net realized and unrealized gain (loss) on investment transactions	2.96	(3.48)	3.56	(4.28)	3.76	3.13
Total from investment operations	2.99	(3.25)	3.85	(4.05)	3.96	3.33
Net asset value, end of period	$ 26.19	$ 23.20	$ 26.45	$ 22.60	$ 26.65	$ 22.69
Total return[2]	12.89% #	(12.29%)	17.04%	(15.20%)	17.45%	17.20%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 102,462	$ 94,762	$ 116,799	$ 141,771	$ 180,696	$ 170,374
Ratio of total expenses to average net assets	0.81% *	0.82%	0.80%	0.79%	0.78%	0.78%
Ratio of net investment income (loss) to average net assets	0.21% *	1.13%	1.14%	0.85%	0.83%	0.97%
Portfolio turnover rate	28%	122% (a)	14%	33%	31%	33%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
(a)	The Fund’s portfolio turnover rate increased substantially during the year ended December 31, 2020 due to a change in the Fund’s sub-adviser and associated repositioning.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MID CORE VALUE FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 27.37	$ 26.94	$ 20.92	$ 24.06	$ 21.57	$ 17.57
Income (loss) from investment operations:
Net investment income (loss)[1]	0.19	0.35	0.35	0.28	0.33	0.19
Net realized and unrealized gain (loss) on investment transactions	4.10	0.08	5.67	(3.42)	2.16	3.81
Total from investment operations	4.29	0.43	6.02	(3.14)	2.49	4.00
Net asset value, end of period	$ 31.66	$ 27.37	$ 26.94	$ 20.92	$ 24.06	$ 21.57
Total return[2]	15.67% #	1.60%	28.78%	(13.05%)	11.55%	22.77%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 101,709	$ 94,077	$ 99,799	$ 79,292	$ 99,011	$ 96,177
Ratio of total expenses to average net assets	1.02% *	1.04%	1.05%	1.06%	1.02%	1.04%
Ratio of net investment income (loss) to average net assets	1.26% *	1.46%	1.44%	1.16%	1.48%	1.01%
Portfolio turnover rate	32%	75%	50%	60%	45%	64%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMID CAP GROWTH FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 52.38	$ 34.39	$ 24.93	$ 26.38	$ 20.68	$ 19.46
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.22)	(0.25)	(0.18)	(0.10)	(0.11)	(0.10)
Net realized and unrealized gain (loss) on investment transactions	4.44	18.24	9.64	(1.35)	5.81	1.32
Total from investment operations	4.22	17.99	9.46	(1.45)	5.70	1.22
Net asset value, end of period	$ 56.60	$ 52.38	$ 34.39	$ 24.93	$ 26.38	$ 20.68
Total return[2]	8.06% #	52.31%	37.95%	(5.50%)	27.56%	6.27%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 102,083	$ 96,010	$ 70,961	$ 59,882	$ 64,783	$ 52,713
Ratio of net expenses to average net assets[3]	1.03% *	1.05%	1.04%	1.03%	1.05%	1.05%
Ratio of total expenses to average net assets[4]	1.03% *	1.05%	1.04%	1.03%	1.04%	1.04%
Ratio of net investment income (loss) to average net assets[3]	(0.80%) *	(0.65%)	(0.59%)	(0.35%)	(0.47%)	(0.52%)
Portfolio turnover rate	37%	97%	70%	83%	68%	160%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMID CAP VALUE FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 28.78	$ 28.37	$ 23.67	$ 27.90	$ 24.69	$ 19.72
Income (loss) from investment operations:
Net investment income (loss)[1]	0.09	0.18	0.18	0.10	0.03	0.02
Net realized and unrealized gain (loss) on investment transactions	7.62	0.23	4.52	(4.33)	3.18	4.95
Total from investment operations	7.71	0.41	4.70	(4.23)	3.21	4.97
Net asset value, end of period	$ 36.49	$ 28.78	$ 28.37	$ 23.67	$ 27.90	$ 24.69
Total return[2]	26.79% #	1.45%	19.86%	(15.16%)	13.00%	25.20%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 65,694	$ 57,672	$ 85,324	$ 80,919	$ 85,323	$ 82,032
Ratio of total expenses to average net assets	1.15% *	1.17%	1.12%	1.10%	1.18%	1.21%
Ratio of net investment income (loss) to average net assets	0.56% *	0.77%	0.66%	0.36%	0.11%	0.10%
Portfolio turnover rate	28%	55%	32%	47%	37%	62%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMALL CAP GROWTH FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 62.66	$ 47.45	$ 37.00	$ 38.80	$ 31.08	$ 28.59
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.21)	(0.28)	(0.18)	(0.15)	(0.16)	(0.10)
Net realized and unrealized gain (loss) on investment transactions	4.23	15.49	10.63	(1.65)	7.88	2.59
Total from investment operations	4.02	15.21	10.45	(1.80)	7.72	2.49
Net asset value, end of period	$ 66.68	$ 62.66	$ 47.45	$ 37.00	$ 38.80	$ 31.08
Total return[2]	6.42% #	32.06%	28.24%	(4.64%)	24.84%	8.71%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 141,602	$ 142,595	$ 118,244	$ 93,243	$ 102,380	$ 85,958
Ratio of total expenses to average net assets	0.98% *	1.01%	1.02%	1.00%	1.01%	1.02%
Ratio of net investment income (loss) to average net assets	(0.64%) *	(0.60%)	(0.40%)	(0.36%)	(0.46%)	(0.35%)
Portfolio turnover rate	11%	28%	21%	22%	25%	17%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMALL CAP VALUE FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 40.24	$ 39.32	$ 31.96	$ 37.11	$ 33.06	$ 26.50
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.19	0.24	0.17	0.18	0.23
Net realized and unrealized gain (loss) on investment transactions	8.02	0.73	7.12	(5.32)	3.87	6.33
Total from investment operations	8.04	0.92	7.36	(5.15)	4.05	6.56
Net asset value, end of period	$ 48.28	$ 40.24	$ 39.32	$ 31.96	$ 37.11	$ 33.06
Total return[2]	19.98% #	2.34%	23.03%	(13.88%)	12.25%	24.75%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 194,140	$ 179,912	$ 205,049	$ 211,285	$ 262,728	$ 244,968
Ratio of total expenses to average net assets	0.99% *	1.02%	0.98%	0.97%	0.97%	0.97%
Ratio of net investment income (loss) to average net assets	0.10% *	0.58%	0.65%	0.46%	0.56%	0.83%
Portfolio turnover rate	41%	84%	54%	55%	59%	57%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMALL CAP INDEX FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 30.10	$ 25.22	$ 20.26	$ 22.86	$ 20.09	$ 16.69
Income (loss) from investment operations:
Net investment income (loss)[1]	0.04	0.10	0.13	0.14	0.13	0.12
Net realized and unrealized gain (loss) on investment transactions	5.23	4.78	4.83	(2.74)	2.64	3.28
Total from investment operations	5.27	4.88	4.96	(2.60)	2.77	3.40
Net asset value, end of period	$ 35.37	$ 30.10	$ 25.22	$ 20.26	$ 22.86	$ 20.09
Total return[2]	17.51% #	19.35%	24.48%	(11.37%)	13.79%	20.37%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 97,503	$ 75,852	$ 69,993	$ 70,724	$ 81,638	$ 76,355
Ratio of net expenses to average net assets[3]	0.67% *	0.74%	0.72%	0.65%	0.65%	0.66%
Ratio of total expenses to average net assets[4]	0.67% *	0.75%	0.72%	0.65%	0.65%	0.66%
Ratio of net investment income (loss) to average net assets	0.25% *	0.43%	0.55%	0.59%	0.62%	0.70%
Portfolio turnover rate	26%	27%	16%	14%	13%	18%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

DEVELOPED INTERNATIONAL INDEX FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 15.94	$ 14.79	$ 12.22	$ 14.22	$ 11.42	$ 11.38
Income (loss) from investment operations:
Net investment income (loss)[1]	0.21	0.19	0.33	0.31	0.27	0.26
Net realized and unrealized gain (loss) on investment transactions	1.15	0.96	2.24	(2.31)	2.53	(0.22)
Total from investment operations	1.36	1.15	2.57	(2.00)	2.80	0.04
Net asset value, end of period	$ 17.30	$ 15.94	$ 14.79	$ 12.22	$ 14.22	$ 11.42
Total return[2]	8.53% #	7.78%	21.03%	(14.07%)	24.52%	0.35%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 112,714	$ 109,296	$ 111,067	$ 98,471	$ 116,930	$ 97,813
Ratio of total expenses to average net assets	0.84% *	0.89%	0.82%	0.79%	0.82%	0.81%
Ratio of net investment income (loss) to average net assets	2.51% *	1.39%	2.41%	2.24%	2.05%	2.35%
Portfolio turnover rate	1%	5%	6%	3%	4%	7%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

INTERNATIONAL EQUITY FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 39.02	$ 33.95	$ 26.51	$ 30.26	$ 22.98	$ 24.23
Income (loss) from investment operations:
Net investment income (loss)[1]	0.03	(0.05)	0.20	0.19	0.15	0.26
Net realized and unrealized gain (loss) on investment transactions	2.48	5.12	7.24	(3.94)	7.13	(1.51)
Total from investment operations	2.51	5.07	7.44	(3.75)	7.28	(1.25)
Net asset value, end of period	$ 41.53	$ 39.02	$ 33.95	$ 26.51	$ 30.26	$ 22.98
Total return[2]	6.43% #	14.93%	28.07%	(12.39%)	31.68%	(5.16%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 347,376	$ 336,274	$ 325,965	$ 296,892	$ 375,821	$ 319,322
Ratio of total expenses to average net assets	1.03% *	1.06%	1.08%	1.11%	1.12%	1.12%
Ratio of net investment income (loss) to average net assets	0.17% *	(0.14%)	0.66%	(0.66%)	0.56%	1.10%
Portfolio turnover rate	39%	75%	50%	50%	32%	34%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

EMERGING MARKETS EQUITY FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 14.93	$ 13.52	$ 11.39	$ 13.80	$ 10.22	$ 9.66
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	(0.02)	0.14	0.09	0.03	0.03
Net realized and unrealized gain (loss) on investment transactions	0.63	1.43	1.99	(2.50)	3.55	0.53
Total from investment operations	0.64	1.41	2.13	(2.41)	3.58	0.56
Net asset value, end of period	$ 15.57	$ 14.93	$ 13.52	$ 11.39	$ 13.80	$ 10.22
Total return[2]	4.29% #	10.43%	18.70%	(17.46%)	35.03%	5.80%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 145,284	$ 145,335	$ 147,412	$ 146,973	$ 184,357	$ 150,270
Ratio of total expenses to average net assets	1.26% *	1.32%	1.34%	1.32%	1.51%	1.65%
Ratio of net investment income (loss) to average net assets	0.16% *	(0.19%)	1.11%	0.73%	0.25%	0.28%
Portfolio turnover rate	23%	121% (a)	35%	45%	41%	46%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
(a)	The Fund’s portfolio turnover rate increased substantially during the year ended December 31, 2020 due to a change in the Fund’s sub-adviser and associated repositioning.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

REAL ESTATE SECURITIES FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 26.37	$ 27.25	$ 20.57	$ 21.47	$ 19.99	$ 18.95
Income (loss) from investment operations:
Net investment income (loss)[1]	0.24	0.39	0.41	0.43	0.39	0.32
Net realized and unrealized gain (loss) on investment transactions	5.41	(1.27)	6.27	(1.33)	1.09	0.72
Total from investment operations	5.65	(0.88)	6.68	(0.90)	1.48	1.04
Net asset value, end of period	$ 32.02	$ 26.37	$ 27.25	$ 20.57	$ 21.47	$ 19.99
Total return[2]	21.43% #	(3.23%)	32.47%	(4.19%)	7.40%	5.49%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 130,225	$ 121,063	$ 133,068	$ 114,366	$ 137,842	$ 137,257
Ratio of total expenses to average net assets	0.95% *	0.97%	0.96%	0.96%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	1.70% *	1.59%	1.64%	2.05%	1.86%	1.65%
Portfolio turnover rate	19%	64%	74%	66%	75%	81%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

AGGRESSIVE ALLOCATION FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 23.39	$ 21.41	$ 17.37	$ 19.20	$ 15.99	$ 14.88
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	(0.07)	(0.06)	(0.06)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	2.63	2.05	4.10	(1.77)	3.26	1.16
Total from investment operations	2.59	1.98	4.04	(1.83)	3.21	1.11
Net asset value, end of period	$ 25.98	$ 23.39	$ 21.41	$ 17.37	$ 19.20	$ 15.99
Total return[2]	11.07% #	9.25%	23.26%	(9.53%)	20.08%	7.46%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 70,417	$ 70,074	$ 72,017	$ 64,604	$ 75,079	$ 61,867
Ratio of total expenses to average net assets[3]	0.32% *	0.33%	0.33%	0.32%	0.31%	0.32%
Ratio of net investment income (loss) to average net assets	(0.32%) *	(0.33%)	(0.33%)	(0.32%)	(0.31%)	(0.32%)
Portfolio turnover rate	10%	17%	14%	19%	20%	20%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MODERATELY AGGRESSIVE ALLOCATION FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 24.14	$ 22.06	$ 18.12	$ 19.66	$ 16.72	$ 15.55
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	(0.06)	(0.06)	(0.06)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	2.55	2.14	4.00	(1.48)	2.99	1.22
Total from investment operations	2.51	2.08	3.94	(1.54)	2.94	1.17
Net asset value, end of period	$ 26.65	$ 24.14	$ 22.06	$ 18.12	$ 19.66	$ 16.72
Total return[2]	10.40% #	9.43%	21.75%	(7.83%)	17.58%	7.52%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 245,527	$ 227,084	$ 232,308	$ 217,918	$ 266,699	$ 230,243
Ratio of total expenses to average net assets[3]	0.29% *	0.30%	0.30%	0.30%	0.29%	0.30%
Ratio of net investment income (loss) to average net assets	(0.29%) *	(0.30%)	(0.29%)	(0.29%)	(0.29%)	(0.30%)
Portfolio turnover rate	7%	17%	12%	14%	16%	14%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MODERATE ALLOCATION FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 21.46	$ 19.55	$ 16.48	$ 17.51	$ 15.36	$ 14.36
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	(0.06)	(0.05)	(0.05)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	1.71	1.97	3.12	(0.98)	2.20	1.04
Total from investment operations	1.68	1.91	3.07	(1.03)	2.15	1.00
Net asset value, end of period	$ 23.14	$ 21.46	$ 19.55	$ 16.48	$ 17.51	$ 15.36
Total return[2]	7.83% #	9.77%	18.63%	(5.88%)	14.00%	6.96%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 293,306	$ 285,910	$ 298,115	$ 291,618	$ 342,656	$ 332,347
Ratio of total expenses to average net assets[3]	0.29% *	0.30%	0.30%	0.29%	0.29%	0.29%
Ratio of net investment income (loss) to average net assets	(0.29%) *	(0.30%)	(0.30%)	(0.29%)	(0.29%)	(0.29%)
Portfolio turnover rate	7%	17%	9%	14%	12%	12%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MODERATELY CONSERVATIVE ALLOCATION FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 18.99	$ 17.58	$ 15.31	$ 15.86	$ 14.42	$ 13.60
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	(0.05)	(0.05)	(0.05)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	1.12	1.46	2.32	(0.50)	1.49	0.86
Total from investment operations	1.09	1.41	2.27	(0.55)	1.44	0.82
Net asset value, end of period	$ 20.08	$ 18.99	$ 17.58	$ 15.31	$ 15.86	$ 14.42
Total return[2]	5.74% #	8.02%	14.83%	(3.47%)	9.99%	6.03%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 96,969	$ 94,485	$ 93,947	$ 88,927	$ 98,414	$ 97,741
Ratio of total expenses to average net assets[3]	0.31% *	0.32%	0.32%	0.31%	0.30%	0.30%
Ratio of net investment income (loss) to average net assets	(0.31%) *	(0.31%)	(0.31%)	(0.30%)	(0.30%)	(0.30%)
Portfolio turnover rate	11%	23%	13%	17%	15%	15%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

CONSERVATIVE ALLOCATION FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/21 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 16.60	$ 15.51	$ 13.99	$ 14.18	$ 13.33	$ 12.73
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	(0.05)	(0.05)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	0.52	1.14	1.57	(0.15)	0.89	0.64
Total from investment operations	0.49	1.09	1.52	(0.19)	0.85	0.60
Net asset value, end of period	$ 17.09	$ 16.60	$ 15.51	$ 13.99	$ 14.18	$ 13.33
Total return[2]	2.95% #	7.03%	10.87%	(1.34%)	6.38%	4.71%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 59,486	$ 61,854	$ 59,832	$ 57,092	$ 58,659	$ 56,092
Ratio of total expenses to average net assets[3]	0.33% *	0.33%	0.34%	0.33%	0.32%	0.31%
Ratio of net investment income (loss) to average net assets	(0.33%) *	(0.33%)	(0.31%)	(0.31%)	(0.31%)	(0.31%)
Portfolio turnover rate	11%	30%	18%	23%	23%	26%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2021 (Unaudited)

1 —  Organization
Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.
Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (each a “Fund” and collectively, the “Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.
Fund of Funds (“FOFs”) – Each Penn Series FOF seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. Each of the following is a Penn Series FOFs: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.
2 —  Significant Accounting Policies
The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material. The Funds are investment companies and follow the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic No. 946.
Security Valuation:
Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.
Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Securities valued according to these evaluation methods are categorized as Level 1 in the fair value hierarchy described below. Debt and fixed income securities are valued by recognized independent third-party valuation services, employing valuation methodologies that utilize actual market transactions, broker-dealer supplied valuations, and matrix pricing. Matrix pricing for corporate bonds, floating rate notes, municipal securities and U.S. government and government agency obligations considers yield or price of bonds of comparable quality, coupon, maturity and type and, for asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities, also considers prepayment speed assumptions and attributes and performance of the underlying collateral. Securities valued according to these valuation methods are generally categorized as Level 2 in the fair value hierarchy described below. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the valuation date.

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2021 (Unaudited)

Options are valued at the last traded price on the market where such options are principally traded or, if there was no trade on such day, at the last bid quote. Futures contracts are valued at the last settlement price on the market where such futures contracts are principally traded. Although derivatives may be subject to netting provisions, as discussed further in Note 7, derivatives held are valued at their gross amounts.
To assess the continuing appropriateness of third-party pricing service security valuations, Penn Mutual Asset Management, LLC (“PMAM” or the “Adviser”), the investment adviser to each of the Funds, or the Fund’s sub-adviser, as applicable, or the fund accounting service provider, who is subject to oversight by the Administrator, regularly monitor the prices and compare prices to alternate sources where applicable. Pricing challenges are issued for valuation differences exceeding certain tolerances or when considered not reflective of the market by the Adviser or sub-adviser, as applicable.
Securities for which market quotations are not readily available are valued at fair value prices determined using methods approved by the Penn Series Board of Directors (the “Board of Directors”). The Penn Series Valuation Committee (the “Valuation Committee”), established by and subject to oversight by the Board of Directors, monitors pricing related policies and procedures and approves all fair value determinations. The Valuation Committee consists of representatives from PMAM and Penn Mutual, the administrator to the Funds (the “Administrator”). The Valuation Committee regularly makes good faith judgments, using sources and information obtained, including recommendations and supporting rationales and inputs from the Adviser or the applicable sub-adviser, to establish and /or adjust fair valuations of securities as events occur and circumstances warrant. The information and inputs may include but are not limited to cost of the security, last sale price, private transaction trading prices, comparable publicly traded security prices, discount rates, publicly disclosed news stories and regulatory filings, estimated cash flows and yield curves. As part of its procedures, the Valuation Committee monitors the fair valued securities, considers additional news or significant developments relative to the specific security, reviews the valuations with the Adviser or respective sub-adviser on a regular basis and applies back testing procedures to valuations as applicable. Reasons for which securities may be valued in this manner include, but are not limited to, trading on an exchange for a security has been halted, suspended or has not begun, a security has been de-listed from a national exchange, trading on a security’s primary market is temporarily closed at a time when, under normal conditions, it would be open, or valuation by a third party pricing service is currently not available or is no longer available.
Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The methodology and procedures followed by the valuation service consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Securities valued using such valuation service are classified as Level 2 of the fair value hierarchy as these adjustment factors are considered other observable inputs to the valuation. Values from the valuation service are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Valuation Committee. The Valuation Committee has also established a “confidence interval”, which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation service.
The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.
Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.
Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Funds’ investments. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable.

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2021 (Unaudited)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:
•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
Significant Level 3 items at June 30, 2021 consist of $29,493,097 and $9,749,586 of equities in the Flexibly Managed Fund and Large Growth Stock Fund, respectively which were not publicly trading. The unobservable inputs used in valuing these securities include new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies and strategic events affecting the company. Significant increases (decreases) in the valuation indicated by the new rounds of financing, valuations observed through negotiated transactions between other investors in the company or changes in the market valuation of relevant peer companies would result in directionally similar changes to the fair value. Fair value determinations are reviewed and updated on a regular basis and as information becomes available, including actual purchase and sale transactions of the issue. For certain loan agreements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.
Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of all securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
Loan Agreements — Certain Funds may invest in loan agreements, also known as bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the Fund is subject to nonperformance by the counterparty.
Private Investment in Public Equity (PIPE) — Certain Funds may acquire equity securities of an issuer that are issued through a PIPE transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2021 (Unaudited)

discount to the market price of the issuer’s common equity. Shares in PIPEs generally are not registered with the SEC until after a certain time-period from the date the private sale is completed (“Restricted Period”), which can last for several months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. The Small Cap Growth Fund had unfunded commitments outstanding of $2,072,100 to purchase PIPE shares as of June 30, 2021.
Special Purpose Acquisition Companies (SPACs) — SPACs are collective investment structures that allow public stock market qualified investors to invest in PIPE shares. SPACs are shell companies, that have no operations but go public with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (“IPO”). Certain Funds may enter into a commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its merger or acquisition. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold.
Security Transactions, Investment Income and Expenses — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs.
Dividends to Shareholders — Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2020 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2020, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.
Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent that these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.
The character of distributions received from Real Estate Investment Trusts (“REITs”) held by a Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REITs based on historical data provided by the REITs.
Foreign Capital Gains Taxes— The International Equity Fund and Emerging Markets Equity Fund accrue capital gains tax on unrealized and realized gains for certain securities of issuers domiciled in India. At June 30, 2021, the Funds had accrued capital gains taxes of $510,648 and $471,754, respectively, which is reflected in the Statement of Assets and Liabilities. For the year ended June 30, 2021, the International Equity Fund and Emerging Markets Equity Fund had realized capital gains tax expense of $153,505 and $198,939, respectively, which is reflected in the Statement of Operations.
3 — Investment Advisory and Other Corporate Services
Investment Advisory Services
PMAM serves as investment adviser to each series of Penn Series. With the exception of the Money Market, Limited Maturity, Quality Bond, High Yield Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2021 (Unaudited)

Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, PMAM has entered into sub-advisory agreements to provide investment management services to each of the Funds.
Each of the Funds pay PMAM, on a monthly basis, an advisory fee accrued daily based on the average daily net assets of the Fund, at the following rates pursuant to the investment advisory agreements:
Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Money Market Fund	None	0.33% of the first $200,000,000; 0.31% of the next $150,000,000; 0.29% of the next $150,000,000; 0.27% over $500,000,000.
Limited Maturity Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
Quality Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
High Yield Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.	0.72% of the first $500,000,000; 0.70% of the next $2,000,000,000; 0.68% of the next $1,500,000,000; 0.65% of the next $1,000,000,000; 0.62% over $5,000,000,000.
Balanced Fund	None	None
Large Growth Stock Fund	T. Rowe Price Associates, Inc.	0.72% of the first $250,000,000; 0.68% of the next $250,000,000; 0.65% over $500,000,000.
Large Cap Growth Fund	Massachusetts Financial Services Company	0.55%
Large Core Growth Fund	Morgan Stanley Investment Management Inc.	0.60%
Large Cap Value Fund	AllianceBernstein, LP	0.67% of the first $150,000,000; 0.65% over $150,000,000.
Large Core Value Fund	Eaton Vance Management	0.67% of the first $150,000,000; 0.65% of the next $250,000,000; 0.60% over $400,000,000.
Index 500 Fund	SSgA Fund Management, Inc.	0.14% of the first $150,000,000; 0.13% of the next $150,000,000; 0.12% over $300,000,000.
Mid Cap Growth Fund*	Delaware Investments Fund Advisers	0.70%
Mid Cap Value Fund	Janus Capital Management LLC	0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next $250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000; 0.425% over $1,500,000,000.

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2021 (Unaudited)

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Mid Core Value Fund	American Century Investment Management, Inc.	0.69%
SMID Cap Growth Fund	Goldman Sachs Asset Management, LP	0.75%
SMID Cap Value Fund	AllianceBernstein, LP	0.84%
Small Cap Growth Fund	Janus Capital Management LLC	0.80% of the first $25,000,000; 0.75% of the next $25,000,000; 0.70% over $50,000,000.
Small Cap Value Fund	Goldman Sachs Asset Management, LP	0.75% of the first $50,000,000; 0.725% of the next $50,000,000; 0.70% over $100,000,000.
Small Cap Index Fund	SSgA Fund Management, Inc.	0.30%
Developed International Index Fund	SSgA Fund Management, Inc.	0.30%
International Equity Fund	Vontobel Asset Management, Inc.	0.83% of the first $227,000,000; 0.63% over $227,000,000.
Emerging Markets Equity Fund	Vontobel Asset Management, Inc.	0.87%
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.	0.70%
Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderate Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
*	On April 30, 2021, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (“Ivy”), was acquired by Macquarie Group Limited. As part of the acquisition, sub-advisory services previously provided to the Mid Cap Growth Fund by Ivy transitioned from Ivy to Delaware Investments Fund Advisers.
For providing investment management services to the Funds, PMAM pays each sub-adviser, on a monthly basis, a subadvisory fee.
Administrative and Corporate, Co-Administrative and Shareholder Services
Each of the Funds pays Penn Mutual, on a quarterly basis, 0.01% of the Fund’s average daily net assets under a revised administrative and corporate services agreement and 0.09% under a shareholder servicing agreement. Each of

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2021 (Unaudited)

the Funds pays PMAM, on a quarterly basis, 0.02% of the Fund’s average daily assets under a co-administrative agreement. These fees are accrued daily.
Fund Administration and Accounting Services
Under a fund administration and accounting agreement, BNY Mellon Investment Servicing (US), Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee accrued daily based on the average daily net assets of the Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity Fund, Emerging Markets Equity Fund, Developed International Index Fund and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FOFs is an asset-based fee of 0.010% of FOF’s average daily net assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. The minimum annual fee is $48,000 for each of the International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund. The Money Market Fund pays no minimum annual fee. Each of the International Equity, Emerging Markets Equity and Developed International Index Funds pays BNY Mellon, on a monthly basis, an annual 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter. In addition, each of the Funds pays BNY Mellon approximately 0.010% of the Fund’s average daily net assets for tax and regulatory administration services.
Transfer Agent Services
Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.
Custodial Services
The Bank of New York Mellon, Inc., serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay The Bank of New York Mellon, Inc., on a monthly basis, an annual custody fee of 0.007% for U.S. securities. The Bank of New York Mellon, Inc. serves as foreign custodian for Penn Series. There is a separate custody fee schedule for foreign securities.
Expenses and Limitations Thereon
Each Fund bears all expenses of its operations other than those incurred by PMAM and, if applicable its sub-adviser under its respective investment advisory agreement and those incurred by Penn Mutual under its administrative and corporate services agreement. PMAM and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, acquired fund fees and expenses, service fees, interest, taxes, brokerage commissions, other capitalized expenses and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of a Fund’s business, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:
Fund	Expense Limitation
Money Market Fund	0.64%
Limited Maturity Bond Fund	0.74%
Quality Bond Fund	0.73%
High Yield Bond Fund	0.92%
Flexibly Managed Fund	0.94%
Balanced Fund	0.79%
Large Growth Stock Fund	1.02%
Large Cap Growth Fund	0.89%
Large Core Growth Fund	0.90%
Large Cap Value Fund	0.96%
Large Core Value Fund	0.96%
Fund	Expense Limitation
Index 500 Fund	0.42%
Mid Cap Growth Fund	1.00%
Mid Cap Value Fund	0.83%
Mid Core Value Fund	1.11%
SMID Cap Growth Fund	1.07%
SMID Cap Value Fund	1.26%
Small Cap Growth Fund	1.13%
Small Cap Value Fund	1.02%
Small Cap Index Fund	0.74%
Developed International Index Fund	0.94%
International Equity Fund	1.20%

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2021 (Unaudited)

Fund	Expense Limitation
Emerging Markets Equity Fund	1.78%
Real Estate Securities Fund	1.02%
Aggressive Allocation Fund*	0.40%
Moderately Aggressive Allocation Fund*	0.34%
Fund	Expense Limitation
Moderate Allocation Fund*	0.34%
Moderately Conservative Allocation Fund*	0.35%
Conservative Allocation Fund*	0.38%

*	For FOFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees indirectly incurred by the FOFs through their investments in the Underlying Funds.
Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, PMAM, and Penn Mutual, entered into an agreement whereby PMAM and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the agreement, PMAM and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three-year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to PMAM and/or Penn Mutual are considered “extraordinary expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the Fund’s future yield.
If, at the end of each month, there is no liability of PMAM and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the preceding three fiscal years have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction is eligible to be recaptured by PMAM and Penn Mutual and, if recaptured, would become payable by the Funds to PMAM and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month, as applicable. Penn Mutual and/or PMAM’s election not to recapture the amount of any reduction and reimbursement to which it is entitled in no way impairs the rights of Penn Mutual and/or PMAM to subsequently recapture such amount, provided that such amount remains eligible for recapture and would not cause the Fund to exceed its expense limit for that fee payment period.
As of June 30, 2021, the Money Market Fund waived and/or reimbursed administrative and corporate services fees that are subject to potential recapture by PMAM and Penn Mutual through the periods stated below. If not recaptured, the waiver and/or reimbursed administrative and corporate services fees will expire according to the table below:
	December 31, 2023	December 31, 2024
Money Market Fund	$ 108,890	$ 165,158
As of June 30, 2021, the Money Market Fund had waived and/or reimbursed advisory fees that are subject to potential recapture by PMAM through the periods stated below. If not recaptured, the waived and/or reimbursed advisory fees will expire according to the table below:
	December 31, 2023	December 31, 2024
Money Market Fund	$294,197	$ 276,080
During the six months ended June 30, 2021, previously waived advisory fees were recaptured by PMAM. The recaptured fees are shown as Recaptured advisory fees on the statement of operations and are as follows:

Small Cap Index Fund	$ 90
Total fees of $272,739 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the six months ended June 30, 2021. Directors who are also employees of PMAM or its affiliates and officers of the Company receive no compensation from the Company for their services.

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2021 (Unaudited)

4 — Related Party Transactions
Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at June 30, 2021 are as follows:

Money Market Fund	$ 3,579,121
Limited Maturity Bond Fund	85,135,441
Quality Bond Fund	72,361,615
Large Growth Stock Fund	12,183,401
Large Core Value Fund	12,502,284
Index 500 Fund	12,228,823
SMID Cap Growth Fund	5,349,116
SMID Cap Value Fund	5,469,093
Small Cap Index Fund	5,031,285
Developed International Index Fund	4,470,304
International Equity Fund	7,372,854
Certain Funds affect trades for security purchase and sale transactions through brokers that are affiliates of the Adviser or the sub-advisers. Commissions paid on those trades from the Funds for the six months ended June 30, 2021 were as follows:

SMID Cap Growth Fund	$ 2,365
Small Cap Value Fund	8,874
Cross trades for the six months ended June 30, 2021, were executed by the Funds pursuant to procedures adopted by the Board of Directors designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board of Directors review such transactions for compliance with the procedures adopted by the Board of Directors. Pursuant to these procedures, for the six months ended June 30, 2021, there were no Funds that engaged in Rule 17a-7 securities purchases and securities sales.
A Summary of the FOF’s total long-term and short-term purchases and sales of the shares of the underlying Funds during the six months ended June 30, 2021 as follows:
Balanced Fund	Total Value at 12/31/20	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/21	Number of Shares	Dividend Income
Affiliated Equity Funds — 60.0%
Penn Series Index 500 Fund*	$50,418,091	$ 1,815,510	$5,762,851	$ 4,540,981	$2,848,577	$ 53,860,308	1,448,637	$—
Affiliated Fixed Income Funds — 39.6%
Penn Series Quality Bond Fund*	33,133,049	4,361,217	1,741,317	501,789	(658,452)	35,596,286	2,062,357	—
	$ 83,551,140	$6,176,727	$ 7,504,168	$5,042,770	$ 2,190,125	$89,456,594		$—
*	Non-income producing security.
Aggressive Allocation Fund	Total Value at 12/31/20	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/21	Number of Shares	Dividend Income
Affiliated Equity Funds — 61.2%
Penn Series Flexibly Managed Fund*	$ 2,091,920	$ 2,234,173	$ 271,509	$ 129,650	$ 73,236	$ 4,257,470	50,248	$—
Penn Series Index 500 Fund*	9,108,655	188,813	1,280,569	591,198	687,724	9,295,821	250,022	—
Penn Series Large Cap Growth Fund*	2,105,718	92,011	289,599	146,577	98,408	2,153,115	62,718	—

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2021 (Unaudited)

Aggressive Allocation Fund	Total Value at 12/31/20	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/21	Number of Shares	Dividend Income
Penn Series Large Cap Value Fund*	$ 5,525,659	$ 116,193	$ 1,048,970	$ 419,631	$ 588,681	$ 5,601,194	141,052	$—
Penn Series Large Core Value Fund*	5,573,204	150,025	966,209	359,381	461,496	5,577,897	207,588	—
Penn Series Large Growth Stock Fund*	703,324	30,578	84,224	52,270	32,303	734,251	9,144	—
Penn Series Mid Cap Growth Fund*	1,406,780	62,610	168,448	106,519	48,240	1,455,701	33,357	—
Penn Series Mid Cap Value Fund*	1,390,827	41,354	219,426	(3,516)	170,658	1,379,897	52,688	—
Penn Series Mid Core Value Fund*	4,819,103	155,700	833,149	358,540	342,771	4,842,965	152,968	—
Penn Series Real Estate Securities Fund*	2,084,307	43,572	457,022	164,062	247,639	2,082,558	65,039	—
Penn Series Small Cap Growth Fund*	2,125,222	114,921	938,709	519,923	(387,829)	1,433,528	21,499	—
Penn Series Small Cap Index Fund*	—	1,472,953	41,191	(1,451)	(22,284)	1,408,027	39,809	—
Penn Series Small Cap Value Fund*	691,986	2,341	847,552	294,624	(141,399)	—	—	—
Penn Series SMID Cap Growth Fund*	1,405,496	107,644	171,352	114,826	710	1,457,324	25,748	—
Penn Series SMID Cap Value Fund*	1,379,173	49,055	401,055	76,316	271,069	1,374,558	37,669	—
Affiliated Fixed Income Funds — 8.0%
Penn Series High Yield Bond Fund*	2,077,767	223,874	252,674	65,757	12,146	2,126,870	127,894	—
Penn Series Limited Maturity Bond Fund*	4,135,698	380,295	1,005,673	94,760	(70,484)	3,534,596	263,579	—
Affiliated International Equity Funds — 30.5%
Penn Series Developed International Index Fund*	8,391,838	329,722	1,198,660	394,449	292,229	8,209,578	474,542	—
Penn Series Emerging Markets Equity Fund*	6,266,040	218,557	1,916,931	629,208	(321,727)	4,875,147	313,112	—
Penn Series International Equity Fund*	8,458,497	635,931	1,227,421	518,384	14,281	8,399,672	202,255	—
	$69,741,214	$6,650,322	$13,620,343	$5,031,108	$2,397,868	$70,200,169		$—
*	Non-income producing security.
Moderately Aggressive Allocation Fund	Total Value at 12/31/20	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/21	Number of Shares	Dividend Income
Affiliated Equity Funds — 56.9%
Penn Series Flexibly Managed Fund*	$ 13,577,317	$ 487,335	$ 616,779	$ 370,436	$ 962,966	$ 14,781,275	174,451	$—
Penn Series Index 500 Fund*	27,284,185	428,932	1,945,528	1,532,658	2,490,711	29,790,958	801,263	—
Penn Series Large Cap Growth Fund*	6,832,663	232,747	427,526	246,720	590,650	7,475,254	217,747	—
Penn Series Large Cap Value Fund*	17,932,855	285,955	2,217,889	1,285,715	2,160,971	19,447,607	489,741	—
Penn Series Large Core Value Fund*	18,086,695	340,046	1,863,570	796,702	2,006,835	19,366,708	720,756	—
Penn Series Large Growth Stock Fund*	2,281,886	82,100	99,537	61,361	223,127	2,548,937	31,743	—
Penn Series Mid Cap Growth Fund*	4,563,845	160,543	184,166	119,746	393,633	5,053,601	115,802	—
Penn Series Mid Cap Value Fund*	2,256,861	49,242	195,511	3,226	281,775	2,395,593	91,470	—
Penn Series Mid Core Value Fund*	13,405,724	327,334	1,376,047	619,426	1,436,915	14,413,352	455,254	—
Penn Series Real Estate Securities Fund*	6,764,666	107,233	1,052,546	510,382	900,995	7,230,730	225,819	—
Penn Series Small Cap Growth Fund*	4,596,502	176,918	2,562,496	1,477,635	(1,200,146)	2,488,413	37,319	—
Penn Series Small Cap Index Fund*	2,251,494	4,955,107	187,066	74,699	238,375	7,332,609	207,312	—
Penn Series Small Cap Value Fund*	2,245,777	4,361	2,768,632	1,008,456	(489,962)	—	—	—
Penn Series SMID Cap Growth Fund*	2,279,769	164,192	100,029	64,246	121,403	2,529,581	44,692	—
Penn Series SMID Cap Value Fund*	4,476,291	125,399	1,005,845	224,612	952,076	4,772,533	130,790	—
Affiliated Fixed Income Funds — 18.0%
Penn Series High Yield Bond Fund*	6,742,671	653,144	276,248	87,165	177,354	7,384,086	444,022	—
Penn Series Limited Maturity Bond Fund*	22,368,592	2,955,578	920,827	87,572	52,065	24,542,980	1,830,200	—
Penn Series Quality Bond Fund*	11,206,295	1,604,420	460,413	74,545	(119,703)	12,305,144	712,928	—
Affiliated International Equity Funds — 24.5%
Penn Series Developed International Index Fund*	20,422,519	595,812	1,388,984	490,429	1,258,703	21,378,479	1,235,750	—
Penn Series Emerging Markets Equity Fund*	13,555,460	929,709	552,496	159,733	416,445	14,508,851	931,847	—
Penn Series International Equity Fund*	22,869,659	1,528,381	1,626,190	740,639	789,601	24,302,090	585,169	—
	$226,001,726	$16,194,488	$21,828,325	$10,036,103	$13,644,789	$244,048,781		$—
*	Non-income producing security.

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2021 (Unaudited)

Moderate Allocation Fund	Total Value at 12/31/20	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/21	Number of Shares	Dividend Income
Affiliated Equity Funds — 44.9%
Penn Series Flexibly Managed Fund*	$ 17,101,758	$ 215,242	$ 1,315,597	$ 873,753	$ 771,006	$ 17,646,162	208,263	$—
Penn Series Index 500 Fund*	28,639,156	352,546	3,488,956	2,158,722	1,976,068	29,637,536	797,137	—
Penn Series Large Cap Growth Fund*	5,737,635	70,509	543,536	277,022	407,843	5,949,473	173,303	—
Penn Series Large Cap Value Fund*	14,117,300	176,273	2,465,744	566,317	2,116,215	14,510,361	365,408	—
Penn Series Large Core Value Fund*	14,238,346	176,273	2,158,517	749,186	1,444,653	14,449,941	537,772	—
Penn Series Large Growth Stock Fund*	2,874,374	36,561	214,720	163,220	183,589	3,043,024	37,896	—
Penn Series Mid Cap Growth Fund*	5,748,860	70,509	414,300	269,979	358,149	6,033,197	138,249	—
Penn Series Mid Core Value Fund*	19,699,649	246,783	2,887,284	1,304,928	1,710,352	20,074,428	634,063	—
Penn Series Real Estate Securities Fund*	5,680,351	70,509	1,160,212	783,178	380,917	5,754,743	179,723	—
Penn Series Small Cap Growth Fund*	2,895,045	25,908	3,085,206	1,591,581	(1,427,328)	—	—	—
Penn Series Small Cap Index Fund*	2,835,996	5,896,330	371,799	172,163	220,969	8,753,659	247,488	—
Penn Series Small Cap Value Fund*	2,828,706	25,908	3,508,937	1,352,124	(697,801)	—	—	—
Penn Series SMID Cap Growth Fund*	2,871,760	162,591	242,937	146,843	81,664	3,019,921	53,356	—
Penn Series SMID Cap Value Fund*	2,819,070	39,334	750,474	160,591	580,146	2,848,667	78,067	—
Affiliated Fixed Income Funds — 38.0%
Penn Series High Yield Bond Fund*	11,324,074	700,450	702,146	283,249	148,089	11,753,716	706,778	—
Penn Series Limited Maturity Bond Fund*	39,445,589	3,792,462	2,457,513	259,025	(19,724)	41,019,839	3,058,899	—
Penn Series Quality Bond Fund*	56,461,745	6,079,934	3,510,732	799,167	(1,069,696)	58,760,418	3,404,428	—
Affiliated International Equity Funds — 16.7%
Penn Series Developed International Index Fund*	14,291,402	176,273	1,498,263	715,773	493,514	14,178,699	819,578	—
Penn Series Emerging Markets Equity Fund*	14,228,589	567,184	974,335	373,094	239,434	14,433,966	927,037	—
Penn Series International Equity Fund*	20,165,213	883,120	2,041,683	1,200,524	101,394	20,308,568	489,009	—
	$284,004,618	$19,764,699	$33,792,891	$14,200,439	$ 7,999,453	$292,176,318		$—
*	Non-income producing security.
Moderately Conservative Allocation Fund	Total Value at 12/31/20	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/21	Number of Shares	Dividend Income
Affiliated Equity Funds — 32.6%
Penn Series Flexibly Managed Fund*	$ 7,530,019	$ 503,750	$ 1,034,110	$ 706,019	$ 16,915	$ 7,722,593	91,144	$—
Penn Series Index 500 Fund*	5,674,530	377,812	1,032,389	324,416	492,222	5,836,591	156,982	—
Penn Series Large Cap Growth Fund*	1,894,754	125,937	293,273	148,590	76,695	1,952,703	56,880	—
Penn Series Large Cap Value Fund*	4,661,923	314,844	1,100,902	269,188	617,944	4,762,997	119,944	—
Penn Series Large Core Value Fund*	4,701,901	314,845	1,001,716	335,206	392,974	4,743,210	176,524	—
Penn Series Mid Core Value Fund*	2,788,016	188,907	581,861	214,026	215,037	2,824,125	89,202	—
Penn Series Real Estate Securities Fund*	1,875,876	125,938	496,270	274,275	109,158	1,888,977	58,994	—
Penn Series Small Cap Index Fund*	—	1,021,875	46,664	(2,341)	(15,113)	957,757	27,078	—
Penn Series Small Cap Value Fund*	934,128	32,716	1,184,924	409,416	(191,336)	—	—	—
Penn Series SMID Cap Value Fund*	930,946	62,969	305,878	68,052	179,036	935,125	25,627	—
Affiliated Fixed Income Funds — 56.6%
Penn Series High Yield Bond Fund*	4,674,469	436,289	465,547	187,802	(10,642)	4,822,371	289,980	—
Penn Series Limited Maturity Bond Fund*	21,400,280	2,731,142	2,141,515	236,216	(106,726)	22,119,397	1,649,470	—
Penn Series Quality Bond Fund*	27,036,123	3,774,003	2,700,171	613,242	(757,259)	27,965,938	1,620,275	—
Affiliated International Equity Funds — 9.8%
Penn Series Developed International Index Fund*	2,831,601	188,906	466,507	160,293	78,347	2,792,640	161,424	—
Penn Series Emerging Markets Equity Fund*	1,879,472	165,802	230,023	79,076	877	1,895,204	121,722	—
Penn Series International Equity Fund*	4,756,528	386,110	684,145	277,222	25,776	4,761,491	114,652	—
	$93,570,566	$10,751,845	$13,765,895	$4,300,698	$1,123,905	$ 95,981,119		$—
*	Non-income producing security.

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2021 (Unaudited)

Conservative Allocation Fund	Total Value at 12/31/20	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/21	Number of Shares	Dividend Income
Affiliated Equity Funds — 19.6%
Penn Series Flexibly Managed Fund*	$ 4,871,864	$ 422,542	$ 1,056,480	$ 452,303	$ 9,989	$ 4,700,218	55,473	$—
Penn Series Index 500 Fund*	2,447,580	211,270	637,465	216,523	130,159	2,368,067	63,692	—
Penn Series Large Cap Value Fund*	1,206,496	105,635	382,505	101,455	128,602	1,159,683	29,204	—
Penn Series Large Core Value Fund*	1,825,278	158,453	536,452	152,297	132,776	1,732,352	64,472	—
Penn Series Mid Core Value Fund*	1,202,552	105,635	349,924	84,663	103,212	1,146,138	36,201	—
Penn Series Real Estate Securities Fund*	606,835	52,817	207,406	65,181	57,519	574,946	17,956	—
Affiliated Fixed Income Funds — 75.9%
Penn Series High Yield Bond Fund*	3,024,248	264,088	464,645	150,103	(38,711)	2,935,083	176,493	—
Penn Series Limited Maturity Bond Fund*	19,864,980	2,307,066	2,972,099	306,613	(189,862)	19,316,698	1,440,470	—
Penn Series Quality Bond Fund*	23,523,026	3,032,198	3,512,480	644,503	(796,581)	22,890,666	1,326,226	—
Affiliated International Equity Funds — 2.9%
Penn Series Developed International Index Fund*	1,221,337	105,635	296,660	51,531	51,624	1,133,467	65,518	—
Penn Series International Equity Fund*	615,465	52,818	126,638	31,790	6,215	579,650	13,958	—
	$60,409,661	$ 6,818,157	$10,542,754	$2,256,962	$(405,058)	$ 58,536,968		$—
*	Non-income producing security.
5 — Purchases and Sales of Securities
During the six months ended June 30, 2021, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:
	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$ 6,485,981	$ 4,699,616	$ 98,514,985	$ 97,250,501
Quality Bond Fund	21,266,922	41,137,960	146,344,195	107,895,149
High Yield Bond Fund	—	—	92,319,732	89,772,249
Flexibly Managed Fund	—	—	1,433,904,753	1,481,481,883
Balanced Fund	—	—	6,176,727	7,504,168
Large Growth Stock Fund	—	—	58,884,363	85,207,413
Large Cap Growth Fund	—	—	6,759,473	8,437,434
Large Core Growth Fund	—	—	72,453,923	64,902,731
Large Cap Value Fund	—	—	41,041,086	58,676,431
Large Core Value Fund	—	—	69,897,845	93,490,740
Index 500 Fund	—	—	8,700,544	38,138,171
Mid Cap Growth Fund	—	—	28,021,739	40,395,980
Mid Cap Value Fund	—	—	27,243,071	33,777,210
Mid Core Value Fund	—	—	31,029,924	37,776,343
SMID Cap Growth Fund	—	—	36,026,291	39,739,800
SMID Cap Value Fund	—	—	17,549,622	25,608,610
Small Cap Growth Fund	—	—	15,657,712	31,168,768
Small Cap Value Fund	—	—	78,592,604	106,168,574
Small Cap Index Fund	—	—	28,507,249	22,535,829
Developed International Index Fund	—	—	1,375,145	5,695,159
International Equity Fund	—	—	128,320,655	133,563,108
Emerging Markets Equity Fund	—	—	33,318,279	42,536,565
Real Estate Securities Fund	—	—	23,749,584	34,654,255
Aggressive Allocation Fund	—	—	6,650,322	13,620,343
Moderately Aggressive Allocation Fund	—	—	16,194,488	21,828,325
Moderate Allocation Fund	—	—	19,764,699	33,792,891

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2021 (Unaudited)

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Moderately Conservative Allocation Fund	$ —	$ —	$ 10,751,845	$ 13,765,895
Conservative Allocation Fund	—	—	6,818,157	10,542,754
6 — Federal Income Taxes
Each Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income and net capital gains at December 31, 2020, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.
On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law. The Act amended several tax rules impacting the Funds. Some highlights of the enacted provisions are as follows:
The Act allows for capital losses occurring in the taxable years beginning after December 22, 2010 (“post-enactment losses”) to be carried forward indefinitely. However, the Act requires any future gains to be first offset by post-enactment losses before using capital losses incurred in the taxable years beginning prior to the effective date of the Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment loss carryforwards have an increased likelihood to expire unused. Furthermore, post-enactment losses will retain their character as either long-term capital losses or short-term capital losses rather than being considered all short-term capital losses as under previous law.
The Act provides that a RIC may elect for any taxable year to treat any portion of any qualified late-year loss for such taxable year as arising on the first day of the following taxable year. The term “qualified late-year loss” means any post-October capital loss and any late-year ordinary loss.
The Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.
Reclassification of Capital Accounts:
Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/ tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2020, primarily attributable to consent dividends, were reclassed between the following accounts:
	Total distributable earnings (loss)	Increase (Decrease) Paid-in Capital
Limited Maturity Bond Fund	$ (8,601,790)	$ 8,601,790
Quality Bond Fund	(24,866,405)	24,866,405
High Yield Bond Fund	(7,123,023)	7,123,023
Flexibly Managed Fund	(612,200,192)	612,200,192
Balanced Fund	(11,110,923)	11,110,923
Large Growth Stock Fund	(33,376,183)	33,376,183
Large Cap Growth Fund	(8,536,126)	8,536,126
Large Core Growth Fund	(44,953,181)	44,953,181
Large Cap Value Fund	(1,996,799)	1,996,799

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2021 (Unaudited)

	Total distributable earnings (loss)	Increase (Decrease) Paid-in Capital
Large Core Value Fund	$ (4,367,897)	$ 4,367,897
Index 500 Fund	(74,746,105)	74,746,105
Mid Cap Growth Fund	(22,594,141)	22,594,141
Mid Cap Value Fund	(1,005,956)	1,005,956
Mid Core Value Fund	(1,549,102)	1,549,102
SMID Cap Growth Fund	(18,139,095)	18,139,095
SMID Cap Value Fund	(455,151)	455,151
Small Cap Growth Fund	(7,305,117)	7,305,117
Small Cap Value Fund	(938,778)	938,778
Small Cap Index Fund	(8,473,315)	8,473,315
Developed International Index Fund	(3,893,422)	3,893,422
International Equity Fund	(25,573,923)	25,573,923
Emerging Markets Equity Fund	(1,149,422)	1,149,422
Real Estate Securities Fund	(1,834,015)	1,834,015
Aggressive Allocation Fund	(4,617,792)	4,617,792
Moderately Aggressive Allocation Fund	(16,362,091)	16,362,091
Moderate Allocation Fund	(24,496,878)	24,496,878
Moderately Conservative Allocation Fund	(6,016,468)	6,016,468
Conservative Allocation Fund	(2,971,323)	2,971,323
These reclassifications had no effect on net assets or net asset value per share.
Tax character of distributions:
The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2020 and 2019 were as follows:
	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2020	2019	2020	2019	2020	2019
Money Market Fund	$ 280,484	$ 1,635,471	$ —	$ —	$ 280,484	$ 1,635,471
Limited Maturity Bond Fund	7,034,384	7,466,688	1,567,406	—	8,601,790	7,466,688
Quality Bond Fund	18,022,139	16,119,199	6,844,266	930,536	24,866,405	17,049,735
High Yield Bond Fund	7,123,023	7,655,189	—	—	7,123,023	7,655,189
Flexibly Managed Fund	170,953,177	113,162,273	441,249,176	306,749,828	612,202,353	419,912,101
Balanced Fund	1,750,694	1,824,970	17,384,260	11,045,108	19,134,954	12,870,078
Large Growth Stock Fund	4,837,204	—	28,538,979	25,691,548	33,376,183	25,691,548
Large Cap Growth Fund	127,140	249,533	8,408,992	8,003,073	8,536,132	8,252,606
Large Core Growth Fund	19,399,794	2,050,338	25,553,387	16,434,131	44,953,181	18,484,469
Large Cap Value Fund	1,996,799	2,002,810	—	1,513,721	1,996,799	3,516,531
Large Core Value Fund	2,825,057	5,965,127	1,542,840	10,102,251	4,367,897	16,067,378

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2021 (Unaudited)

	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2020	2019	2020	2019	2020	2019
Index 500 Fund	$ 7,995,616	$ 8,049,998	$ 66,750,489	$ 32,391,449	$ 74,746,105	$ 40,441,447
Mid Cap Growth Fund	—	1,247,910	23,161,228	10,206,138	23,161,228	11,454,048
Mid Cap Value Fund	1,005,956	1,655,595	—	—	1,005,956	1,655,595
Mid Core Value Fund	986,874	1,347,832	562,228	—	1,549,102	1,347,832
SMID Cap Growth Fund	8,305,898	371,139	9,833,197	7,737,080	18,139,095	8,108,219
SMID Cap Value Fund	455,151	563,622	—	4,142,138	455,151	4,705,760
Small Cap Growth Fund	—	—	7,325,859	5,629,113	7,325,859	5,629,113
Small Cap Value Fund	938,778	1,413,710	—	15,048,386	938,778	16,462,096
Small Cap Index Fund	1,170,684	888,792	7,302,631	9,238,646	8,473,315	10,127,438
Developed International Index Fund	1,986,014	2,879,486	1,907,408	2,697,215	3,893,422	5,576,701
International Equity Fund	2,186,488	1,537,154	23,387,435	19,705,544	25,573,923	21,242,698
Emerging Markets Equity Fund	1,149,422	810,574	—	3,787,263	1,149,422	4,597,837
Real Estate Securities Fund	1,834,015	6,875,946	—	13,573,504	1,834,015	20,449,450
Aggressive Allocation Fund	839,709	948,119	7,600,653	8,540,457	8,440,362	9,488,576
Moderately Aggressive Allocation Fund	3,243,583	3,679,730	25,962,614	32,228,790	29,206,197	35,908,520
Moderate Allocation Fund	5,393,187	5,967,423	35,292,752	36,041,566	40,685,939	42,008,989
Moderately Conservative Allocation Fund	2,151,240	2,331,930	8,796,197	7,908,345	10,947,437	10,240,275
Conservative Allocation Fund	1,699,850	1,693,608	4,372,679	3,485,940	6,072,529	5,179,548
Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.
Capital loss carryforwards:
At December 31, 2020, the following Funds had capital loss carryforwards (post-enactment losses) available to offset future realized capital gains:
	Short-Term Capital Loss	Long-Term Capital Loss
Money Market Fund	$ (80)	$ —
High Yield Bond Fund	(3,687,517)	(2,880,707)

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2021 (Unaudited)

	Short-Term Capital Loss	Long-Term Capital Loss
Large Cap Value Fund	$(4,096,562)	$ (863,815)
Mid Cap Value Fund	(648,512)	(19,764,201)
SMID Cap Value Fund	—	(8,005,009)
Small Cap Value Fund	(2,134,627)	—
Real Estate Securities Fund	(3,595,565)	—
During the year ended December 31, 2020, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

High Yield Bond Fund	$ 793,027
Tax cost of securities:
At June 30, 2021, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at June 30, 2021 were as follows:
	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Money Market Fund	$ 169,693,468	$ —	$ —	$ —
Limited Maturity Bond Fund	267,427,648	2,496,623	(3,320,271)	(823,648)
Quality Bond Fund	471,981,115	15,110,829	(2,116,729)	12,994,100
High Yield Bond Fund	158,184,238	7,678,820	(133,240)	7,545,580
Flexibly Managed Fund	4,350,385,053	965,133,175	(44,223,134)	920,910,041
Balanced Fund	54,620,656	35,390,016	(212,860)	35,177,156
Large Growth Stock Fund	231,988,967	201,831,459	(2,946,876)	198,884,583
Large Cap Growth Fund	44,963,278	30,644,349	(112,663)	30,531,686
Large Core Growth Fund	164,213,826	76,916,588	(921,447)	75,995,141
Large Cap Value Fund	153,139,485	46,064,572	(1,311,896)	44,752,676
Large Core Value Fund	153,882,844	31,908,046	(2,893,618)	29,014,428
Index 500 Fund	298,065,720	363,661,846	(13,645,437)	350,016,409
Mid Cap Growth Fund	112,622,183	95,867,443	(188,664)	95,678,779
Mid Cap Value Fund	77,750,097	24,452,725	(586,959)	23,865,766
Mid Core Value Fund	86,159,101	17,242,180	(2,019,958)	15,222,222
SMID Cap Growth Fund	78,177,345	26,961,651	(921,914)	26,039,737
SMID Cap Value Fund	50,801,633	16,051,924	(1,632,980)	14,418,944
Small Cap Growth Fund	81,905,457	62,253,566	(2,443,939)	59,809,627
Small Cap Value Fund	158,256,889	39,719,047	(5,163,922)	34,555,125
Small Cap Index Fund	74,496,879	28,007,866	(5,318,220)	22,689,646
Developed International Index Fund	75,518,342	43,598,274	(7,459,794)	36,138,480
International Equity Fund	281,690,720	69,068,735	(2,379,528)	66,689,207
Emerging Markets Equity Fund	113,198,046	34,220,123	(3,321,667)	30,898,456
Real Estate Securities Fund	101,551,176	30,479,785	(579,011)	29,900,774
Aggressive Allocation Fund	51,327,131	19,329,651	(68,251)	19,261,400
Moderately Aggressive Allocation Fund	172,536,389	72,661,635	(140,961)	72,520,674
Moderate Allocation Fund	213,914,467	78,971,472	(109,938)	78,861,534
Moderately Conservative Allocation Fund	78,326,854	18,597,074	(57,695)	18,539,379
Conservative Allocation Fund	52,548,840	7,406,443	(22,819)	7,383,624

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2021 (Unaudited)

The differences between book basis and tax basis appreciation are primarily due to wash sales, Passive Foreign Investment Companies, Partnership Investments, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.
It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.
Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.
7 — Derivative Financial Instruments
The Funds may trade derivative financial instruments in the normal course of investing activities to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include purchase options, written options, forward foreign currency exchange contracts and futures contracts.
The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
Futures Contracts—A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future assumes a long position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.
To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Funds’ investment objectives.
Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, credit risk with respect to initial and variation margins held in a brokerage account, market movement and the potential of greater loss than if these techniques had not been used by a Fund. These investments can also increase the Fund’s share price and expose the Fund to significant additional costs.
The Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds have entered into futures contracts during the six months ended June 30, 2021. Open futures contracts held by the Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds at June 30, 2021 are listed after the Fund’s Schedule of Investments.
Options— An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Funds may buy and sell options, or write options.

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2021 (Unaudited)

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statements of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statements of Operations.
The Flexibly Managed and Mid Cap Growth Funds received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.
The total market value of written options held in the Flexibly Managed Fund as of June 30, 2021 can be found on the Schedule of Investments.
Forward Foreign Currency Contracts—A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.
The Mid Core Value Fund and Emerging Markets Equity Fund entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Fund hedged currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the Fund owns.
Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs. The forward foreign currency contracts outstanding are listed after the Fund’s Schedule of Investments.
The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of June 30, 2021:
Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value Futures variation margin receivable*	Call options written, at value Futures variation margin payable*
Foreign currency contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts
Interest rate contracts	Futures variation margin receivable*	Futures variation margin payable*
* Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2021 (Unaudited)

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The following is a summary of the gross amount of each Fund’s derivative instrument holdings categorized by primary risk exposure as of June 30, 2021:
	ASSET DERIVATIVE VALUE			LIABILITY DERIVATIVE VALUE
	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Limited Maturity Bond Fund	$ —	$ —	$ 111,933	$ —	$ —	$ (170,889)
Quality Bond Fund	—	—	732,151	—	—	(563,802)
Flexibly Managed Fund	—	—	—	(66,707,215)	—	—
Large Growth Stock Fund	—	—	—	—	(14)	—
Index 500 Fund	67,422	—	—	—	—	—
Mid Cap Growth Fund	—	—	—	(1,050)	—	—
Mid Core Value Fund	—	32,504	—	—	(493)	—
Small Cap Index Fund	—	—	—	(8,807)	—	—
Developed International Index Fund	—	—	—	(41,213)	—	—
In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may participate in International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement” or “ISDA”) with derivative contract counterparties or enter into similar agreements covering foreign exchange contracts (“Fx Letters”). An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) traded derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (closeout netting) including the bankruptcy or insolvency of the counterparty. Also, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. An Fx Letter is also a bilateral agreement between a Fund and a counterparty and is limited to cover only foreign exchange contracts. Fx Letters typically contain netting provisions covering events of default and do not require collateral to be posted. ISDAs and Fx Letters containing netting provisions may be referred to as Master Netting Agreements (“MNA”).
Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker for OTC traded derivatives or by the clearing house for exchange traded derivatives. Brokers can ask for margining in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts and options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2021 (Unaudited)

The following table presents derivative assets and liabilities net of amounts available for offset under a MNA and, as applicable, the related collateral and potential loss exposure to each Fund as of June 30, 2021:
		Gross Amounts Presented on Statements of Assets and Liabilities
Fund and Counterparty	Form of Master Netting Agreement	Value of Assets	Value of Liabilities	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received by Fund)	Loss Exposure, After Collateral
Flexibly Managed Fund
Bank of America	ISDA	$ —	$ (65,410)	$ (65,410)	$—	$ (65,410)
Citigroup	ISDA	—	(6,978,298)	(6,978,298)	—	(6,978,298)
Credit Suisse	ISDA	—	(12,223,007)	(12,223,007)	—	(12,223,007)
Goldman Sachs	ISDA	—	(20,347,173)	(20,347,173)	—	(20,347,173)
JP Morgan	ISDA	—	(9,492,872)	(9,492,872)	—	(9,492,872)
RBC Capital	ISDA	—	(2,019,575)	(2,019,575)	—	(2,019,575)
Susquehanna Financial Group, Lllp	ISDA	—	(15,580,880)	(15,580,880)	—	(15,580,880)
Total		$ —	$ (66,707,215)	$ (66,707,215)	$—	$ (66,707,215)
Large Growth Stock Fund
BNY Mellon	Fx Letter	—	(14)	(14)	—	(14)
Total		$ —	$ (14)	$ (14)	$—	$ (14)
Mid Cap Growth Fund
Citigroup Global Markets	ISDA	—	(1,050)	(1,050)	—	(1,050)
Total		$ —	$ (1,050)	$ (1,050)	$—	$ (1,050)
Mid Core Value Fund
Bank of America	Fx Letter	3,492	—	3,492	—	3,492
Credit Suisse	Fx Letter	10,849	—	10,849	—	10,849
JP Morgan	Fx Letter	16,278	(326)	15,952	—	15,952
UBS Securities	Fx Letter	1,885	(167)	1,718	—	1,718
Total		$32,504	$ (493)	$ 32,011	$—	$ 32,011
The following is a summary of the location of derivatives on the Funds’ Statements of Operations as of June 30, 2021:
Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on purchased options
Net realized gain (loss) on written options
Net change in unrealized appreciation (depreciation) of futures contracts
Net change in unrealized appreciation (depreciation) of purchased options
Net change in unrealized appreciation (depreciation) of written options
Interest rate contracts	Net realized gain (loss) on futures contracts Net change in unrealized appreciation (depreciation) of futures contracts
Foreign currency contracts	Net realized gain (loss) on forward foreign currency contracts Net change in unrealized appreciation (depreciation) of forward foreign currency contracts

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2021 (Unaudited)

	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Limited Maturity Bond Fund	$ —	$ —	$ (354,065)
Quality Bond Fund	—	—	(3,350,406)
High Yield Bond Fund	—	—	464,892
Flexibly Managed Fund	5,582,157	—	—
Large Growth Stock Fund	—	61	—
Index 500 Fund	978,635	—	—
Mid Cap Growth Fund	(418,042)	—	—
Mid Core Value Fund	—	5,293	—
Small Cap Growth Fund	—	(26)	—
Small Cap Index Fund	239,384	—	—
Developed International Index Fund	337,075	—	—
	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Limited Maturity Bond Fund	$ —	$ —	$ (126,026)
Quality Bond Fund	—	—	89,076
High Yield Bond Fund	—	—	13,246
Flexibly Managed Fund	1,907,482	—	—
Large Growth Stock Fund	—	(14)	—
Index 500 Fund	(98,065)	—	—
Mid Cap Growth Fund	222,959	—	—
Mid Core Value Fund	—	80,689	—
Small Cap Index Fund	(53,024)	—	—
Developed International Index Fund	(89,203)	—	—
The table below summarizes the average balance of derivative holdings by Fund during the year ended June 30, 2021. The average balance of derivatives held is indicative of the trading volume of each Fund.
	Average Derivative Volume
Fund	Forward foreign currency contracts (average cost)	Futures contracts (average notional value) long	Futures contracts (average notional value) short	Purchased options (average notional cost)	Written options (premiums received)
Limited Maturity Bond Fund	$ —	$ 97,244,995	$ 15,899,555	$ —	$ —
Quality Bond Fund	—	173,480,710	19,811,729	—	—
Flexibly Managed Fund	—	—	—	—	36,511,984
Large Growth Stock Fund	(71,526)	—	—	—	—
Index 500 Fund	—	6,089,663	—	—	—
Mid Cap Growth Fund	—	—	—	222,659	44,705
Mid Core Value Fund	(6,834,431)	—	—	—	—
Small Cap Growth Fund	(906)	—	—	—	—
Small Cap Index Fund	—	1,255,722	—	—	—
Developed International Index Fund	—	2,311,942	—	—	—
8 — Credit and Market Risk
During the current fiscal period, the COVID-19 outbreak was declared a pandemic by the World Health Organization. The COVID-19 coronavirus pandemic was first detected in China in December 2019 and subsequently

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2021 (Unaudited)

spread globally. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The virus and those containment efforts have caused disruptions to global supply chains, consumer demand, business investment and the global financial system, and considerable uncertainty for the global economy and financial markets. The effects of COVID-19 pandemic may persist for an extended period of time and have resulted in substantial market volatility and a significant economic downturn. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, measures taken to mitigate the effects of the COVID-19 pandemic, could result in disruptions to the services provided to the Fund by its service providers. The potential impact to the Funds is uncertain at this time and management continues to monitor and evaluate the situation.
The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.
The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.
The Flexibly Managed, Large Growth Stock, Large Cap Growth, Mid Cap Growth, Mid Core Value, Small Cap Growth, Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.
9 —  Contractual Obligations
In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.
10 — Recent Accounting Pronoucements and Reporting Updates
In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Management is also actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.
11 —  Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that no additional subsequent events require recognition or disclosure in the financial statements.

Penn Series Funds, Inc.
June 30, 2021 (Unaudited)

Disclosure of Portfolio Holdings
Pursuant to applicable law, the Funds are required to disclose to the SEC their complete portfolio holdings monthly on Form N-PORT, within 60 days of the end of each month and within 5 days after the end of each month for the Money Market Fund on Form N-MFP. Portfolio holdings reported for the last month of each fiscal quarter are made publicly available by the SEC 60 days after the end of the fiscal quarter. Holdings reports filed with the SEC on Forms N-PORT and N-MFP are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at http://www.sec.gov.
Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Fund’s website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2021 is available on the Fund’s website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

Penn Series Funds, Inc.
June 30, 2021

Board Approval of Investment Advisory and Sub-Advisory Agreements
The Penn Series Funds, Inc. (the “Company”) and Penn Mutual Asset Management, LLC (“PMAM”) have entered into an investment advisory agreement (the “Advisory Agreement”) pursuant to which PMAM (i) provides day-to-day investment management services to certain of the Company’s Funds (collectively, the “Directly Managed Funds”) and (ii) is responsible for the selection and oversight of various investment sub-advisers who perform day-to-day investment management services for other of the Company’s Funds (collectively, the “Sub-Advised Funds” and, together with the Directly Managed Funds, the “Funds”). The Directly Managed Funds consist of the Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds. The Sub-Advised Funds consist of the Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Value, Small Cap Growth, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, and Real Estate Securities Funds.
PMAM acts as a “manager of managers” for the Sub-Advised Funds. In this capacity, PMAM has entered into, and the Company’s Board of Directors (the “Board”) has approved, separate sub-advisory agreements (each, a “Sub-Advisory Agreement” and, collectively with the Advisory Agreement, the “Agreements”) with each of the sub-advisers identified below (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”, and together with PMAM, the “Advisers”). The Sub-Advisers provide their services to the Sub-Advised Funds subject to the oversight of PMAM and the Board. Each Sub-Adviser is selected based primarily upon the research and recommendations of PMAM, which quantitatively and qualitatively evaluates, among other factors, each Sub-Adviser’s (i) investment expertise and resources, (ii) investment results in managing assets for relevant asset classes, investment styles and strategies, and (iii) regulatory compliance infrastructure and culture. PMAM oversees each Sub-Adviser’s activities with respect to the Fund it manages to ensure compliance with the Fund’s investment policies and guidelines and monitors each Sub-Adviser’s adherence to its investment style and investment performance.
The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, each Fund’s investment advisory agreement and sub-advisory agreement, if any, be specifically approved by: (i) the vote of the Board or by a vote of the shareholders of the Fund; and (ii) the vote of a majority of the Company’s Directors who are not “interested persons,” as defined in the 1940 Act (collectively, the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and the Advisers are required to furnish, such information as may be reasonably necessary for the Board to evaluate the terms of the Agreements. In light of the ongoing coronavirus pandemic, the Funds and the Advisers relied on exemptive relief granted by the Securities and Exchange Commission (Investment Company Release Nos. 33824 and 33897), which provides relief from the in-person voting requirement in connection with the approval of advisory, sub-advisory and certain other service provider agreements, to consider and approve the Agreements discussed below at meetings of the Board held via video conference on February 24, 2021 and May 20, 2021.
Board Approval of New Investment Sub-Advisory Agreements
Eaton Vance Management – Large Core Value Fund
On March 1, 2021, Morgan Stanley completed its acquisition of Eaton Vance Corp. (“EVC”), the parent company of Eaton Vance Management (the “Eaton Vance Acquisition”). The Eaton Vance Acquisition did not affect the Large Core Value Fund’s existing portfolio management team or its management of the Large Core Value Fund. However, as a result of the Eaton Vance Acquisition, Eaton Vance became an indirect, wholly-owned subsidiary of Morgan Stanley. The Eaton Vance Acquisition constituted a change of control of Eaton Vance, which, in turn, caused the assignment and, pursuant to Section 15 of the 1940 Act, the automatic termination of the investment sub-advisory agreement between PMAM and Eaton Vance (the “Prior Eaton Vance Sub-Advisory Agreement”). In anticipation of the Eaton Vance Acquisition and the automatic termination of the Prior Eaton Vance Sub-Advisory Agreement, the Board approved, at its meeting held on February 24, 2021, a new sub-advisory agreement between PMAM and Eaton Vance with respect to the Large Core Value Fund, effective March 1, 2021 (the “Eaton Vance Sub-Advisory Agreement”). With the exception of its term and effective date, the material terms of the Eaton Vance Sub-Advisory Agreement are identical to the material terms of the Prior Eaton Vance Sub-Advisory Agreement.
Board Considerations. Prior to the approval of the Eaton Vance Sub-Advisory Agreement, the Board received written and oral information from PMAM and Eaton Vance. PMAM reviewed with the Board the bases for its recommendation, including Eaton Vance’s performance with respect to its management of the Large Core Value Fund to date. The Board also reviewed and considered, among other information, information about Eaton Vance’s portfolio managers, research, and investment and risk

Penn Series Funds, Inc.
June 30, 2021

Board Approval of New Investment Sub-Advisory Agreements
management processes. The Board then considered information about the Eaton Vance Acquisition and its anticipated effect on Eaton Vance, including, in particular, the benefits of combining the organizations’ investment management expertise and resources. The Board discussed the written materials provided in advance of the meeting, as well as other information the Board received during the meeting, and deliberated on the approval of the Eaton Vance Sub-Advisory Agreement in light of this information. As further outlined below, in approving the Eaton Vance Sub-Advisory Agreement, the Board carefully evaluated: (1) the nature, extent and quality of the services rendered by Eaton Vance to the Large Core Value Fund to date and the expectation of the continuation of such services; (2) the Large Core Value Fund’s performance, as well as the performance of similar accounts managed by Eaton Vance; (3) the costs of the services provided by Eaton Vance and the profitability of Eaton Vance with respect to the Large Core Value Fund; and (4) the extent to which economies of scale would be realized as the Large Core Value Fund grows and whether the Large Core Value Fund’s sub-advisory fee levels reflect those economies of scale. The Board evaluated the foregoing information, as well as such other information as the Directors considered to be relevant in the exercise of their reasonable judgment, in their decision to approve Eaton Vance as sub-adviser to the Large Core Value Fund.
Nature, Extent and Quality of Advisory Services. In considering the nature, extent and quality of the services to be provided by Eaton Vance, the Board evaluated, among other things, Eaton Vance’s business, personnel, experience, investment decision process, brokerage practices, compliance program, and the resources of Eaton Vance to be dedicated to the Large Core Value Fund. The Board also noted that Eaton Vance planned to retain the same investment processes, key portfolio management personnel and other support systems as are currently in place. Based on its evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services to be provided by Eaton Vance to the Large Core Value Fund, supported the approval of the Eaton Vance Sub-Advisory Agreement.
Performance Record. In considering the past performance record of Eaton Vance, the Board evaluated the recent and long-term performance of the Large Core Value Fund relative to its peer group and appropriate indices/benchmarks, in light of total return, yield, economic and market trends, and both market risk and shareholder risk expectations. Based on this evaluation, the Board concluded, within the context of its full deliberations, that Eaton Vance’s performance with respect to its management of the Large Core Value Fund supported the approval of the Eaton Vance Sub-Advisory Agreement.
Costs of Advisory Services. In considering the cost of the sub-advisory services to be provided by Eaton Vance, the Board evaluated (a) the services to be provided by Eaton Vance; (b) the sub-advisory fees to be paid to Eaton Vance, including the breakpoints in the sub-advisory fee schedule to the Eaton Vance Sub-Advisory Agreement; (c) the advisory fees to be paid to PMAM in comparison to advisory fees charged to other comparable mutual funds and other types of comparable accounts; and (d) the fact that Eaton Vance will be compensated by PMAM and not by the Large Core Value Fund directly and that such compensation reflects an arms-length negotiation between PMAM and Eaton Vance. The Board noted that the sub-advisory fee payable to Eaton Vance would remain the same under the Eaton Vance Sub-Advisory Agreement as it was under the Prior Eaton Vance Sub-Advisory Agreement, and that Large Core Value Fund shareholders would not experience an increase in fees or expenses in connection with the approval of the Eaton Vance Sub-Advisory Agreement. Based on its evaluation, the Board concluded, within the context of its full deliberations, that the sub-advisory fee charged under the Eaton Vance Sub-Advisory Agreement is reasonable and supported approval of the Eaton Vance Sub-Advisory Agreement.
Profitability and Other Benefits. Noting that Eaton Vance is compensated by PMAM at a rate negotiated at arm’s length, the Board determined the profits realized by Eaton Vance are not unreasonable. The Board also considered the other or fall-out benefits that may accrue to Eaton Vance because of its relationship with the Large Core Value Fund, including the receipt of indirect benefits for portfolio securities trades placed with the Large Core Value Fund’s assets. In addition, the Board considered that Eaton Vance may benefit from the development of additional investment advisory business with PMAM or the Company as a result of its relationship with the Large Core Value Fund. Based on its evaluation, the Board concluded that the profitability of and any fall out benefits that may be realized by Eaton Vance would be reasonable.
Economies of Scale. The Board considered the existence of any economies of scale and whether any such economies of scale would be passed along to the Large Core Value Fund’s shareholders through a graduated investment advisory fee schedule (i.e., breakpoints) or other means. The Board also noted that PMAM and The Penn Mutual Life Insurance Company (“Penn Mutual”) have contractually committed to waive fees and/or reimburse certain expenses of the Large Core Value Fund to maintain the Large Core Value Fund’s total expense ratio at 0.96%. Based on its evaluation, the Board concluded, within the context of its full deliberations, that the Large Core Value Fund and its shareholders obtain a reasonable benefit from any economies of scale realized by PMAM and Eaton Vance.

Penn Series Funds, Inc.
June 30, 2021

Board Approval of New Investment Sub-Advisory Agreements
Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the Eaton Vance Sub-Advisory Agreement and concluded that the compensation under the Eaton Vance Sub-Advisory Agreement is fair and reasonable in light of such services and such other matters as the Board considered to be relevant in the exercise of the Directors’ reasonable judgment. In the course of its deliberations, the Board did not identify any particular information or single factor that was all-important or controlling.
Delaware Investments Fund Advisers – Mid Cap Growth Fund
On April 30, 2021, Waddell & Reed Financial, Inc. (“Waddell & Reed”), the parent company of Ivy Investment Management Company (“Ivy”), was acquired by Macquarie Group Limited (the “Waddell Acquisition”). As part of the Waddell Acquisition, sub-advisory services previously provided to the Mid Cap Growth Fund by Ivy transitioned from Ivy to Delaware Investments Fund Advisers (“DIFA”). The Waddell Acquisition constituted a change of control of Ivy, which, in turn, caused the assignment and, pursuant to Section 15 of the 1940 Act, the automatic termination of the investment sub-advisory agreement between PMAM and Ivy (the “Prior Ivy Sub-Advisory Agreement”). In anticipation of the Waddell Acquisition and the automatic termination of the Prior Ivy Sub-Advisory Agreement, on February 24, 2021, the Board approved a new sub-advisory agreement between PMAM and DIFA with respect to the Mid Cap Growth Fund, effective April 30, 2021 (the “DIFA Sub-Advisory Agreement”). With the exception of its term, effective date, and fee schedule, each of which are discussed herein, the material terms of the DIFA Sub-Advisory Agreement are substantially similar to the material terms of the Prior Ivy Sub-Advisory Agreement.
Board Considerations. Prior to the approval of the DIFA Sub-Advisory Agreement, the Board received written and oral information from PMAM and DIFA. PMAM reviewed with the Board the bases for its recommendation, including the former Ivy portfolio management team’s performance with respect to its management of the Mid Cap Growth Fund to date. The Board also reviewed and considered information about DIFA’s portfolio managers, research, investment and risk management processes, as well as other factors. The Board then considered information about the Waddell Acquisition and its anticipated effect on DIFA, including, in particular, the benefits of combining the organizations’ investment management expertise and resources. The Board discussed the written materials provided in advance of the meeting, as well as other information the Board received during the meeting, and deliberated on the approval of the DIFA Sub-Advisory Agreement in light of this information. As further outlined below, in approving the DIFA Sub-Advisory Agreement, the Board carefully evaluated: (1) the nature, extent and quality of the services expected to be rendered to the Mid Cap Growth Fund; (2) the Mid Cap Growth Fund’s performance, as well as the performance of similar accounts managed by the portfolio management team; (3) the costs of the services expected to be rendered to the Mid Cap Growth Fund; and (4) the extent to which economies of scale would be realized as the Mid Cap Growth Fund grows and whether the Mid Cap Growth Fund’s sub-advisory fee levels reflect those economies of scale for the benefit of Mid Cap Growth Fund investors. The Board evaluated the foregoing information, as well as such other information as the Directors considered to be relevant in the exercise of their reasonable judgment, in their decision to approve DIFA as sub-adviser to the Mid Cap Growth Fund.
Nature, Extent and Quality of Advisory Services. In considering the nature, extent and quality of the services to be provided by DIFA, the Board evaluated, among other things, DIFA’s business, personnel, experience, investment decision process, brokerage practices, compliance program, and the resources of DIFA to be dedicated to the Mid Cap Growth Fund. The Board noted that following the Waddell Acquisition, some or all of Ivy’s personnel and operations were expected to be folded into DIFA, including the Mid Cap Growth Fund’s former Ivy portfolio managers who would continue to be responsible for the day-to-day management of the Mid Cap Growth Fund. In addition, DIFA would retain Ivy’s compliance policies and procedures following the Waddell Acquisition. Based on its evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services to be provided by DIFA to the Mid Cap Growth Fund, supported the approval of the DIFA Sub-Advisory Agreement.
Performance Record. Based on the understanding that the Ivy portfolio management team would continue to manage the Mid Cap Growth Fund as DIFA employees upon the close of the Waddell Acquisition, the Board considered the past performance record of the Ivy portfolio management team and evaluated the recent and long-term performance of the Mid Cap Growth Fund, as well as similarly managed accounts, relative to its peer group and appropriate indices/benchmarks, in light of total return, yield, economic and market trends, and both market risk and shareholder risk expectations. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Ivy portfolio managers responsible for managing the Mid Cap Growth Fund supported the approval of the DIFA Sub-Advisory Agreement.

Penn Series Funds, Inc.
June 30, 2021

Board Approval of New Investment Sub-Advisory Agreements
Costs of Advisory Services. In considering the cost of the sub-advisory services to be provided by DIFA, the Board evaluated (a) the services to be provided by DIFA; (b) the sub-advisory fees to be paid to DIFA, including the breakpoints in the sub-advisory fee schedule to the DIFA Sub-Advisory Agreement; (c) the advisory fees to be paid to PMAM in comparison to advisory fees charged to other comparable mutual funds and other types of comparable accounts; and (d) the fact that DIFA will be compensated by PMAM and not by the Mid Cap Growth Fund directly and that such compensation reflects an arms-length negotiation between PMAM and DIFA. The Board noted that Mid Cap Growth Fund shareholders would not experience an increase in fees or expenses in connection with the approval of the DIFA Sub-Advisory Agreement. Based on its evaluation, the Board concluded, within the context of its full deliberations, that the sub-advisory fee charged under the DIFA Sub-Advisory Agreement is reasonable and supported approval of the DIFA Sub-Advisory Agreement.
Profitability and Other Benefits. Because it was not yet possible to determine the profitability that DIFA might achieve with respect to the services that it would provide to the Mid Cap Growth Fund, the Board did not reach any conclusions regarding DIFA’s profitability with respect to the Mid Cap Growth Fund. The Board considered that the sub-advisory fees to be paid to DIFA by PMAM are at a rate negotiated at arm’s length. The Board also considered the other or fall-out benefits that may accrue to DIFA because of its relationship with the Mid Cap Growth Fund, including the receipt of indirect benefits for portfolio securities trades placed with the Mid Cap Growth Fund’s assets. In addition, the Board considered that DIFA may benefit from the development of additional investment advisory business with PMAM or the Company as a result of its relationship with the Mid Cap Growth Fund. Based on its evaluation, the Board concluded that the profitability of and any fall out benefits that may be realized by DIFA would be reasonable.
Economies of Scale. The Board considered the existence of any economies of scale and whether any such economies of scale would be passed along to the Mid Cap Growth Fund’s shareholders through a graduated investment advisory fee schedule (i.e., breakpoints) or other means. The Board also noted that PMAM and The Penn Mutual Life Insurance Company (“Penn Mutual”) have contractually committed to waive fees and/or reimburse certain expenses of the Mid Cap Growth Fund to maintain the Mid Cap Growth Fund’s total expense ratio at 1.00%. Based on its evaluation, the Board concluded, within the context of its full deliberations, that the Mid Cap Growth Fund and its shareholders obtain a reasonable benefit from any economies of scale realized by PMAM and DIFA.
Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the DIFA Sub-Advisory Agreement and concluded that the compensation under the DIFA Sub-Advisory Agreement is fair and reasonable in light of such services and such other matters as the Board considered to be relevant in the exercise of the Directors’ reasonable judgment. In the course of its deliberations, the Board did not identify any particular information or single factor that was all-important or controlling.
Board Approval of the Continuance of Investment Advisory and Sub-Advisory Agreements
The Board held a special meeting on May 13, 2021 and a meeting on May 20, 2021 (together, the “Meeting”) to consider the approval of each Agreement with respect to each Fund (set forth in the table below). In preparation for the Meeting, the Board provided PMAM with a written request for information relating to both PMAM and each Sub-Adviser and received and reviewed, in advance of the Meeting, extensive written materials in response to that request. Those materials included information pertaining to (i) PMAM’s and each Sub-Adviser’s leadership, organizational structure, corporate changes, and financial condition, (ii) the performance of each Fund versus its benchmark and peer funds, as identified by an independent third party (“Peer Funds”), (iii) the level of the investment advisory and sub-advisory fees charged to each Fund, as applicable, as well as comparisons of such fees with the aggregate investment advisory fees incurred by each Fund’s Peer Funds, (iv) the costs to each Adviser of providing such services, including a detailed profitability analysis applicable to PMAM and its affiliates, (v) each Adviser’s compliance program, and (vi) various other matters relevant to the operations of and services provided by each Adviser.
Sub-Adviser	Fund
AllianceBernstein L.P.	SMID Cap Value Fund
AllianceBernstein L.P.	Large Cap Value Fund
American Century Investment Management, Inc.	Mid Core Value Fund
Cohen & Steers Capital Management, Inc.	Real Estate Securities Fund
Eaton Vance Management	Large Core Value Fund

Penn Series Funds, Inc.
June 30, 2021

Board Approval of the Continuance of Investment Advisory and Sub-Advisory Agreements
Sub-Adviser	Fund
Goldman Sachs Asset Management, L.P.	Small Cap Value Fund
Goldman Sachs Asset Management, L.P.	SMID Cap Growth Fund
Delaware Investments Fund Advisers	Mid Cap Growth Fund
Janus Capital Management LLC	Mid Cap Value Fund
Janus Capital Management LLC	Small Cap Growth Fund
Massachusetts Financial Services Company	Large Cap Growth Fund
Morgan Stanley Investment Management Inc.	Large Core Growth Fund
SSGA Funds Management, Inc.	Index 500 Fund
SSGA Funds Management, Inc.	Small Cap Index Fund
SSGA Funds Management, Inc.	Developed International Index Fund
T. Rowe Price Associates, Inc.	Flexibly Managed Fund
T. Rowe Price Associates, Inc.	Large Growth Stock Fund
Vontobel Asset Management, Inc.	Emerging Markets Equity Fund
Vontobel Asset Management, Inc.	International Equity Fund
Board Considerations. The information provided by each Adviser in connection with the Meeting was in addition to the detailed information about the Funds that the Board receives and reviews during the course of the year, including information about each Fund’s performance and fees and expenses. With respect to the Agreements with Eaton Vance Management and Delaware Investments Fund Advisers, the Board considered the information provided in connection with its February 24, 2021 meeting and the conclusions it reached at that meeting, as well as certain updated information provided by each Sub-Adviser in advance of the May 13, 2021 meeting. In connection with the Meeting, the Board also received a memorandum from legal counsel discussing the responsibilities of the Independent Directors in connection with their consideration of the Agreements. In addition, the Independent Directors met in executive session outside the presence of management to discuss the information submitted to the Board in connection with the renewal of the Agreements. The Independent Directors also had an opportunity to speak with senior representatives of PMAM during the special telephonic meeting and after receipt of the information pertaining to the Advisers to discuss the written materials and request additional materials, if desired.
With respect to each Adviser, the Board evaluated and discussed a number of factors, including among others: (a) the nature, extent and quality of each Adviser’s investment management and other services and, with respect to PMAM, its services as a “manager of managers” of the Sub-Advised Funds; (b) the quantity and quality of each Adviser’s investment management personnel; (c) each Adviser’s operations and financial condition; (d) each Adviser’s brokerage practices (including best execution policies, evaluating execution quality, average commission rates on fund trades, soft dollar arrangements, if any, and affiliated and directed brokerage arrangements) and investment strategies; (e) a comparison of the Funds’ advisory and sub-advisory fees to the fees charged to comparable funds and accounts, including breakpoints; (f) the level of each Adviser’s cost of services provided and estimated profitability from its fund-related operations; (g) other benefits that may accrue to each Adviser and its affiliates as a result of their relationship with the Funds; (h) the extent to which the Funds’ advisory and sub-advisory fees reflect economies of scale and the extent to which any such economies of scale are shared with fund investors; (i) each Adviser’s risk management and compliance programs and, if applicable, a description of the material changes made to, and material compliance violations of, the compliance program; (j) each Adviser’s investment reputation, expertise and resources; and (k) an independently-prepared report of each Fund’s performance compared with that of its Peer Funds. In its deliberations, the Directors did not identify any single piece of information that was all-important or controlling, noting that each Director could attribute different weights to the various factors considered.
During the Meeting, representatives from PMAM commented on the information delivered to the Board and answered questions from the Directors to help the Board evaluate each Adviser’s fees and other aspects of the services provided, including the services provided by PMAM’s affiliates and the fees related to such services. The Board then deliberated on the renewal of the Agreements in light of all of the information provided.
Based on the Board’s deliberations at the Meeting, the Board, including all of the Independent Directors, unanimously: (a) concluded that the terms of each Agreement are fair and reasonable; (b) concluded that each Adviser’s fees are reasonable in light of the services that it provides to the Fund(s) it manages, as well as the costs incurred and benefits realized by the Adviser and its affiliates in providing such services; (c) concluded that PMAM’s fees are reasonable in comparison to the fees charged by investment advisers to Peer Funds; and (d) agreed to approve each Agreement based upon the following considerations, among others:

Penn Series Funds, Inc.
June 30, 2021

Board Approval of the Continuance of Investment Advisory and Sub-Advisory Agreements
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by each Adviser to the Funds. In this regard, the Board evaluated, among other things, each Adviser’s business, personnel, experience, investment decision process, past performance, brokerage practices, compliance program, and resources to be dedicated to each Fund, as applicable. The Board reviewed the scope of services to be provided by each Adviser under the Agreements and noted that there would be no significant differences between the scope of services provided by the Advisers for the past year and the scope of services to be provided during the upcoming year. The Board also considered each Adviser’s representations to the Board that the Adviser would continue to provide investment and related services that were of materially the same nature and quality as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by each Adviser to the Funds supported renewal of the Agreements.
Fund Performance. The Board considered fund performance in determining whether to renew the Agreements. PMAM engaged an independent third party to prepare a report (the “Comparative Report”) to help the Board evaluate, among other information, each Fund’s performance and the performance of its Peer Funds. Specifically, the Board considered each Fund’s recent and long-term performance relative to its Peer Funds. In evaluating performance, the Board considered the market conditions of the past year, economic and market trends, as well as both market risk and shareholder risk expectations for a given Fund. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Funds, both actual performance and comparable performance, supported renewal of the Agreements.
Costs of Advisory and Sub-Advisory Services. The Board considered the cost of the advisory and sub-advisory services provided to the Funds by each Adviser. The Board considered, in particular, the peer expense information included in the Comparative Report. The Board evaluated (a) the advisory and sub-advisory services provided; (b) the advisory and sub-advisory fees paid, including breakpoint schedules across both the Advisory and Sub-Advisory Agreements; (c) the advisory and sub-advisory fees paid in comparison to the advisory and sub-advisory fees charged to the Peer Funds; and (d) the fact that each Sub-Adviser is compensated by PMAM and not directly by the relevant Sub-Advised Fund, and that such compensation reflects an arms-length negotiation between each Sub-Adviser and PMAM. The Board also considered PMAM and its affiliates’ ongoing agreement to waive certain of the Funds’ management and other fees to prevent total fund expenses from exceeding a specified cap. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the advisory and sub-advisory fees charged to the Funds are fair and reasonable and supported the renewal of the Agreements.
Profitability and Other Benefits. With regard to profitability, the Board considered all compensation paid, directly or indirectly, to each Adviser and its affiliates, and any benefits derived or to be derived by each Adviser and its affiliates, as well as the cost of Fund services provided by each Adviser. In its consideration of the profitability of PMAM and its affiliates, the Board was provided with and considered information pertaining to the profitability of the various administrative and servicing arrangements between the Funds and PMAM and its affiliates. The Board also considered the methodology, which was unchanged from that used in the prior year, used to determine the profitability of PMAM and its affiliates and the Peer Fund expense information included in the Comparative Report, which included servicing-related expenses. The Board noted that while such information may not constitute a perfect comparison due differences in the types and extent of the services provided to the Peer Funds, the information nonetheless provided a useful data point. When considering the profitability of each Sub-Adviser, the Board took into account the fact that each Sub-Adviser is compensated by PMAM, and not by the Funds directly, and such compensation reflects an arms-length negotiation between the Sub-Adviser and PMAM. In evaluating the other or fall-out benefits that may accrue to the Sub-Advisers and their affiliates because of their relationship with the Funds, the Board noted that certain of the Sub-Advisers may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets. In addition, the Board considered that the Sub-Advisers may benefit from the development of additional investment advisory business with PMAM or the Company as a result of their relationships with the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of and any fall-out benefits realized by the Advisers are reasonable in relation to the quality of their respective services and supported renewal of the Agreements.
Economies of Scale. The Board considered the existence of any economies of scale and whether such economies of scale are shared with a Fund’s shareholders through a graduated investment advisory fee schedule (i.e., breakpoints) or other means, including any fee waivers by PMAM and its affiliates or the Sub-Adviser. The Board, in particular, considered instances in which

Penn Series Funds, Inc.
June 30, 2021

Board Approval of the Continuance of Investment Advisory and Sub-Advisory Agreements
PMAM’s and a Sub-Adviser’s breakpoints are not aligned. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds and their shareholders obtain a reasonable benefit from the realization of any economies of scale by the Advisers.
* * *
On the basis of the information provided to it in advance of the Meeting and its evaluation of that information, as well as additional information provided by PMAM in response to the Board’s questions during the Meeting, the Board, including the Independent Directors, concluded that the terms of each Agreement were fair and reasonable, and that approval of each Agreement was in the best interests of each Fund and its shareholders.

PennMutual

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose – to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

© 2021 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com
PM8644	06/21

(b)	Not applicable

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The full Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Penn Series Funds, Inc.

By (Signature and Title)*	/s/ David M. O’Malley
David M. O’Malley, President
(principal executive officer)

Date    9/7/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David M. O’Malley
David M. O’Malley, President
(principal executive officer)

Date    9/7/21

By (Signature and Title)*	/s/ Steven Viola
Steven Viola, Treasurer
(principal financial officer)

Date    9/7/21

*	Print the name and title of each signing officer under his or her signature.